UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/12

Item 1.	Reports to Stockholders.

DECEMBER 31, 2012

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL

REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE

PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report. Retain for your records.

† Please see Group of Funds Prospectus Supplement and Group of Funds Statement of Additional Information Supplement.

†† Please see Group of Funds Statement of Additional Information Supplement.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

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SUPPLEMENT DATED JANUARY 1, 2013

TO THE PROSPECTUSES

DATED MAY 1, 2012

OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

MUTUAL INTERNATIONAL SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

I.  For the Franklin Global Real Estate Securities Fund, Franklin Strategic Income Securities Fund, Mutual Global Discovery Securities Fund, Mutual International Securities Fund, Mutual Shares Securities Fund and Templeton Global Bond Securities Fund, the “Principal Investment Policies and Practices - Commodity Exchange Act Exclusion” section of the Fund Details is replaced with the following:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

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II.  For the Franklin Growth and Income Securities Fund, Franklin High Income Securities Fund and Franklin Income Securities Fund, the following is added above the “Principal Investment Policies and Practices - Temporary Investments” section of the Fund Details:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this prospectus.

Please keep this supplement for future reference

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SUPPLEMENT DATED JANUARY 1, 2013

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

FRANKLIN GROWTH AND INCOME SECURITIES FUND

FRANKLIN HIGH INCOME SECURITIES FUND

FRANKLIN INCOME SECURITIES FUND

FRANKLIN STRATEGIC INCOME SECURITIES FUND

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

MUTUAL INTERNATIONAL SECURITIES FUND

MUTUAL SHARES SECURITIES FUND

TEMPLETON GLOBAL BOND SECURITIES FUND

(Series of Franklin Templeton Variable Insurance Products Trust)

The statement of additional information is amended as follows:

The fourth paragraph on page 23 under “Glossary of Investments, Techniques, Strategies and Their Risks - Derivative instruments” is replaced with the following paragraphs:

The Fund is not intended as a vehicle for trading in the futures, commodity options or swaps markets. With respect to the Fund, the investment manager has claimed an exclusion from the definition of “commodity pool operator” (CPO) under the Commodity Exchange Act (CEA) and the rules of the Commodity Futures Trading Commission (CFTC) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the investment manager is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the CFTC.

As of January 1, 2013, the terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in futures, commodity options, swaps and non-deliverable foreign currency forwards (used for purposes other than bona fide hedging). Because the investment manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may need to adjust its investment strategies to limit its investments in these types of instruments. The CFTC has neither reviewed nor approved the investment manager’s reliance on these exclusions, or the Fund, its investment strategies or this statement of additional information.

Please keep this supplement for future reference

SAI-1

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

We are pleased to bring you Franklin Global Real Estate Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+27.81%	+0.20%	+7.08%

*Fund investment results reflect past expense reductions, without which the results would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the FTSE® EPRA/NAREIT Developed Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to the +28.65% total return of its benchmark, the FTSE EPRA/NAREIT Developed Index.1

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

The U.S. economy grew moderately in 2012, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund concentrates in real estate securities, which involve special risks, such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments affecting the sector. The Fund’s investments in REITs involve additional risks; since REITs typically are invested in a limited number of projects or in a particular market segment, they are more susceptible to adverse developments affecting a single project or market segment than more broadly diversified investments. Foreign investing, especially in emerging markets, involves additional risks such as currency and market volatility, as well as political and social instability. Also, the Fund is a “nondiversified” fund, and investing in a nondiversified fund involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year and U.S. stocks, as measured by the Standard & Poor’s® 500 Index, as well as global developed and emerging stocks, as measured by the MSCI All Country World Index, made solid 12-month gains.2

Global Real Estate Market Overview

Nearly all global real estate markets rose during the reporting period, as real estate securities in many countries benefited from generally improved global economic fundamentals. According to the FTSE EPRA/NAREIT Developed Index, in U.S. dollar terms, Singapore, China and Japan led country real estate markets. Greece, Hong Kong and Germany also posted strong results. Some markets represented in the index made small gains and Spain lost value.

Investment Strategy

We are research-driven, fundamental investors. We seek to limit price volatility by investing across markets and property types. We also seek strong total return performance. We center our active investment strategy on the belief that unsynchronized regional economic activity within the global economy can provide consistent, attractive return opportunities in the global real estate markets. We use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process. We use top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that highlight investment opportunities.

Manager’s Discussion

During the year under review, the Fund’s stock selection in the diversified REITs sector contributed to performance relative to the benchmark index. Within diversified REITs, Japanese firm Mitsui Fudosan performed well largely as a result of strong performance of Japanese property stocks along with investors’ increasing comfort with risk. This large-capitalization developer of quality properties primarily in central Tokyo also benefited as Tokyo office vacancies peaked during 2012 and showed slight improvement by year-end. In addition, securities purchases by the Bank of Japan were supportive, and the prospect of additional monetary stimulus following the country’s national elections boosted performance near year-end. An off-benchmark allocation to Sunac China Holdings also aided relative performance. Shares of the

2. Please see Index Descriptions following the Fund Summaries.

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Chinese residential real estate developer benefited primarily from strong sales during 2012 that exceeded investors’ expectations. Despite general investor concerns regarding slowing growth in China early in 2012, residential property sales for listed developers like Sunac improved over 2011 results due to changing product and geographic mixes that shifted toward second- and third-tier cities. The Fund’s overweighted position in Keppel Land also aided Fund results. The Singaporean residential and commercial developer performed well because of the success of its office/mixed use development in Singapore, Marina Bay Financial Centre, as well as strong residential sales for its projects in Singapore and China. Despite revenue declines, the company’s profits increased significantly due to deferred payments from its Reflections at Keppel Bay development in Singapore and gains from sales of commercial assets to an affiliate.

In contrast, the Fund had some key detractors from relative performance. An undwerweighting in Hongkong Land Holdings was detrimental. Hongkong Land performed well as office rents stabilized in the Hong Kong Central office market and rental growth was robust for its retail property. Market fears of severe declines in market rents in the Hong Kong Central office market abated by mid-year and the company’s stock was supported by earnings growth derived from the rollover of below-market leases to higher rental rates. An overweighted position in U.S. office space REIT Boston Properties hampered relative performance. Boston Properties underperformed because of investor concerns regarding slowing demand for office space, particularly in its New York City and Washington, DC, area office properties. In addition, in our opinion, investors were attracted to U.S. REITs with smaller equity capitalizations during a period of increasing comfort with risk. Management comments that the company would potentially pursue its first investments in the London office market likely also concerned some investors. An underweighting in CapitaLand in the diversified real estate activities segment also detracted from relative performance. The stock performed well due to strong performance of property stocks in the Singapore market and as investors were willing to assume more risk. In addition, the company made changes to its senior management team and indicated a willingness to revise its investment strategy to increasingly focus on fewer markets and property types. The company’s developments in China and Singapore performed well and exceeded market expectations.

Top 10 Holdings

Franklin Global Real Estate Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
Simon Property Group Inc.	5.1%
Retail REITs, U.S.
Mitsubishi Estate Co. Ltd.	4.0%
Diversified Real Estate Activities, Japan
Mitsui Fudosan Co. Ltd.	3.6%
Diversified Real Estate Activities, Japan
Unibail-Rodamco SE	3.5%
Retail REITs, France
Westfield Group	3.4%
Retail REITs, Australia
Sun Hung Kai Properties Ltd.	2.3%
Diversified Real Estate Activities, Hong Kong
Prologis Inc.	2.1%
Industrial REITs, U.S.
Boston Properties Inc.	2.0%
Office REITs, U.S.
Ventas Inc.	2.0%
Specialized REITs, U.S.
HCP Inc.	2.0%
Specialized REITs, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,117.50	$5.85
Hypothetical (5% return before expenses)	$1,000	$1,019.61	$5.58

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.47	$13.12	$11.16	$10.84	$25.42

Income from investment operations[a]:
Net investment income[b]	0.25	0.21	0.38	0.30	0.62
Net realized and unrealized gains (losses)	2.94	(0.83)	1.94	1.36	(9.10)

Total from investment operations	3.19	(0.62)	2.32	1.66	(8.48)

Less distributions from:
Net investment income and net realized foreign currency gains	—	(1.03)	(0.36)	(1.34)	(0.32)
Net realized gains	—	—	—	—	(5.78)

Total distributions	—	(1.03)	(0.36)	(1.34)	(6.10)

Net asset value, end of year	$14.66	$11.47	$13.12	$11.16	$10.84

Total return[c]	27.81%	(5.45)%	21.24%	19.41%	(42.22)%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.11%	1.12%	1.11%	1.11%	1.08%
Expenses net of waiver and payments by affiliates	1.07%	0.98%	0.86%	0.76% [d]	0.60% [d]
Net investment income	1.92%	1.64%	3.24%	3.13%	3.41%

Supplemental data
Net assets, end of year (000’s)	$38,329	$33,670	$40,430	$38,486	$39,018
Portfolio turnover rate	22.29%	28.95%	76.52%	87.34%	77.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.20	$12.83	$10.92	$10.61	$24.97

Income from investment operations[a]:
Net investment income[b]	0.21	0.17	0.34	0.27	0.56
Net realized and unrealized gains (losses)	2.86	(0.81)	1.90	1.33	(8.93)

Total from investment operations	3.07	(0.64)	2.24	1.60	(8.37)

Less distributions from:
Net investment income and net realized foreign currency gains	—	(0.99)	(0.33)	(1.29)	(0.21)
Net realized gains	—	—	—	—	(5.78)

Total distributions	—	(0.99)	(0.33)	(1.29)	(5.99)

Net asset value, end of year	$14.27	$11.20	$12.83	$10.92	$10.61

Total return[c]	27.41%	(5.65)%	20.97%	19.08%	(42.39)%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.36%	1.37%	1.36%	1.36%	1.33%
Expenses net of waiver and payments by affiliates	1.32%	1.23%	1.11%	1.01% [d]	0.85% [d]
Net investment income	1.67%	1.39%	2.99%	2.88%	3.16%

Supplemental data
Net assets, end of year (000’s)	$344,044	$292,356	$352,854	$345,445	$343,701
Portfolio turnover rate	22.29%	28.95%	76.52%	87.34%	77.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Global Real Estate Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 98.7%
Diversified Real Estate Activities 13.6%
CapitaLand Ltd.	Singapore	697,500	$2,147,246
Hang Lung Properties Ltd.	Hong Kong	1,136,000	4,514,538
Mitsubishi Estate Co. Ltd.	Japan	638,600	15,267,382
Mitsui Fudosan Co. Ltd.	Japan	563,000	13,753,659
Sun Hung Kai Properties Ltd.	Hong Kong	589,000	8,861,314
The Wharf Holdings Ltd.	Hong Kong	942,500	7,375,585

			51,919,724

Diversified REITs 10.3%
American Assets Trust Inc.	United States	77,500	2,164,575
British Land Co. PLC	United Kingdom	462,100	4,276,313
Canadian REIT	Canada	64,800	2,828,822
Dexus Property Group	Australia	1,978,265	2,103,047
GPT Group	Australia	1,160,716	4,471,900
H&R REIT	Canada	148,200	3,595,892
Kenedix Realty Investment Corp.	Japan	550	1,914,680
Land Securities Group PLC	United Kingdom	494,562	6,598,162
Liberty Property Trust	United States	33,100	1,183,987
Shaftesbury PLC	United Kingdom	165,400	1,526,120
Stockland	Australia	403,347	1,492,747
Suntec REIT	Singapore	1,724,000	2,375,520
United Urban Investment Corp.	Japan	1,344	1,542,497
Vornado Realty Trust	United States	41,827	3,349,506

			39,423,768

Homebuilding 0.5%
SPDR S&P Homebuilders ETF	United States	67,500	1,795,500

Industrial REITs 4.6%
Ascendas REIT	Singapore	788,000	1,542,243
Goodman Group	Australia	1,035,909	4,724,488
Mapletree Logistics Trust	Singapore	2,159,380	2,032,531
Prologis Inc.	United States	214,372	7,822,434
STAG Industrial Inc.	United States	83,600	1,502,292

			17,623,988

Office REITs 9.8%
Alexandria Real Estate Equities Inc.	United States	21,200	1,469,584
Boston Properties Inc.	United States	73,100	7,734,711
Brandywine Realty Trust	United States	216,800	2,642,792
CapitaCommercial Trust	Singapore	699,000	970,136
Commonwealth Property Office Fund	Australia	1,809,604	1,929,596
Coresite Realty Corp.	United States	27,500	760,650
Derwent London PLC	United Kingdom	44,260	1,534,164
Digital Realty Trust Inc.	United States	26,300	1,785,507
Douglas Emmett Inc.	United States	89,700	2,090,010
Great Portland Estates PLC	United Kingdom	455,736	3,663,893
Highwoods Properties Inc.	United States	77,700	2,599,065
Japan Real Estate Investment Corp.	Japan	286	2,813,812
Kilroy Realty Corp.	United States	84,300	3,993,291
SL Green Realty Corp.	United States	44,200	3,387,930

			37,375,141

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Real Estate Development 3.4%
Agile Property Holdings Ltd.	China	1,260,000	$1,772,072
China Overseas Land & Investment Ltd.	China	876,000	2,610,961
Keppel Land Ltd.	Singapore	897,000	3,004,652
Sino Land Co. Ltd.	Hong Kong	2,172,000	3,884,251
Sunac China Holdings Ltd.	China	2,291,000	1,773,620

			13,045,556

Real Estate Operating Companies 8.3%
Brookfield Office Properties Inc.	Canada	182,800	3,121,357
Deutsche Euroshop AG	Germany	21,600	906,277
[a] Deutsche Euroshop AG, 144A	Germany	10,230	429,223
Global Logistic Properties Ltd.	Singapore	1,821,000	4,211,967
GSW Immobilien AG	Germany	32,556	1,378,913
[a] GSW Immobilien AG, 144A	Germany	38,829	1,644,606
Hongkong Land Holdings Ltd.	Hong Kong	673,100	4,754,014
Hufvudstaden AB, A	Sweden	284,540	3,586,758
Hysan Development Co. Ltd.	Hong Kong	878,000	4,225,593
Norwegian Property ASA	Norway	741,440	1,147,464
[a] Norwegian Property ASA, 144A	Norway	266,570	412,548
PSP Swiss Property AG	Switzerland	26,130	2,470,696
Sponda OYJ	Finland	312,940	1,490,596
Swire Properties Ltd.	Hong Kong	339,200	1,131,360
[a] Swire Properties Ltd., 144A	Hong Kong	247,400	825,172

			31,736,544

Residential REITs 8.9%
Apartment Investment & Management Co., A	United States	106,000	2,868,360
AvalonBay Communities Inc.	United States	33,490	4,540,909
Boardwalk REIT	Canada	44,300	2,878,106
BRE Properties Inc.	United States	34,600	1,758,718
Camden Property Trust	United States	56,600	3,860,686
Canadian Apartment Properties REIT	Canada	71,700	1,797,463
Equity Lifestyle Properties Inc.	United States	16,400	1,103,556
Equity Residential	United States	98,300	5,570,661
Essex Property Trust Inc.	United States	24,180	3,545,997
Home Properties Inc.	United States	21,300	1,305,903
Post Properties Inc.	United States	55,800	2,787,210
UDR Inc.	United States	78,470	1,866,017

			33,883,586

Retail REITs 27.4%
[a] CapitaMall Trust, 144A	Singapore	479,100	835,503
CBL & Associates Properties Inc.	United States	96,200	2,040,402
Centro Retail Australia	Australia	1,193,610	2,828,257
Charter Hall Retail REIT	Australia	433,432	1,701,391
DDR Corp.	United States	291,676	4,567,646
Eurocommercial Properties NV	Netherlands	47,950	1,926,794
Federal Realty Investment Trust	United States	39,300	4,087,986
Frontier Real Estate Investment Corp.	Japan	177	1,541,249
General Growth Properties Inc.	United States	162,600	3,227,610
Hammerson PLC	United Kingdom	529,360	4,245,358
Japan Retail Fund Investment Corp.	Japan	1,208	2,217,552
[a] Japan Retail Fund Investment Corp., 144A	Japan	472	866,460

FGR-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Retail REITs (continued)
Kimco Realty Corp.	United States	200,300	$3,869,796
Klepierre	France	78,600	3,113,691
The Link REIT	Hong Kong	1,254,600	6,272,798
The Macerich Co.	United States	51,590	3,007,697
Ramco-Gershenson Properties Trust	United States	84,800	1,128,688
Regency Centers Corp.	United States	26,700	1,258,104
RioCan REIT	Canada	136,500	3,787,506
Simon Property Group Inc.	United States	122,644	19,388,790
Tanger Factory Outlet Centers Inc.	United States	53,900	1,843,380
Taubman Centers Inc.	United States	44,700	3,518,784
Unibail-Rodamco SE	France	54,703	13,262,119
Westfield Group	Australia	1,157,381	12,793,645
Westfield Retail Trust	Australia	513,050	1,620,132

			104,951,338

Specialized REITs 11.9%
CDL Hospitality Trusts	Singapore	764,000	1,180,847
CubeSmart	United States	110,700	1,612,899
Extra Space Storage Inc.	United States	62,700	2,281,653
HCP Inc.	United States	165,300	7,468,254
Health Care REIT Inc.	United States	114,300	7,005,447
Host Hotels & Resorts Inc.	United States	231,239	3,623,515
LaSalle Hotel Properties	United States	36,100	916,579
Pebblebrook Hotel Trust	United States	111,730	2,580,963
Public Storage	United States	43,600	6,320,256
Senior Housing Properties Trust	United States	39,100	924,324
Starwood Hotels & Resorts Worldwide Inc.	United States	44,440	2,549,078
[b] Sunstone Hotel Investors Inc.	United States	130,200	1,394,442
Ventas Inc.	United States	117,450	7,601,364

			45,459,621

Total Common Stocks and Other Equity Interests (Cost $251,257,640)			377,214,766

		Principal Amount
Short Term Investments (Cost $4,947,180) 1.3%
Repurchase Agreements 1.3%
[c] Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $4,947,223)	United States	$4,947,180	4,947,180
BNP Paribas Securities Corp. (Maturity Value $644,029)
Credit Suisse Securities (USA) LLC (Maturity Value $805,063)
Deutsche Bank Securities Inc. (Maturity Value $519,459)
HSBC Securities (USA) Inc. (Maturity Value $1,449,091)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $644,029)
Morgan Stanley & Co. LLC (Maturity Value $241,523)
UBS Securities LLC (Maturity Value $644,029)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37; U.S. Treasury Bonds, 11.25%, 2/15/15 and U.S. Treasury Notes, 0.25% - 2.00%,
11/30/13 - 9/15/15 (valued at $5,046,685)

Total Investments (Cost $256,204,820) 100.0%			382,161,946
Other Assets, less Liabilities 0.0%†			210,835

Net Assets 100.0%			$382,372,781

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Global Real Estate Securities Fund

See Abbreviations on page FGR-24

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $5,013,512, representing 1.31% of net assets.

bNon-income producing.

cSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FGR-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$251,257,640
Cost - Repurchase agreements	4,947,180

Total cost of investments	$256,204,820

Value - Unaffiliated issuers	$377,214,766
Value - Repurchase agreements	4,947,180

Total value of investments	382,161,946
Cash	35,004
Receivables:
Capital shares sold	10,115
Dividends	1,324,857
Other assets	7

Total assets	383,531,929

Liabilities:
Payables:
Capital shares redeemed	587,896
Affiliates	473,164
Deferred tax	20,172
Accrued expenses and other liabilities	77,916

Total liabilities	1,159,148

Net assets, at value	$382,372,781

Net assets consist of:
Paid-in capital	$613,652,748
Undistributed net investment income	1,309,313
Net unrealized appreciation (depreciation)	125,927,502
Accumulated net realized gain (loss)	(358,516,782)

Net assets, at value	$382,372,781

Class 1:
Net assets, at value	$38,329,200

Shares outstanding	2,615,307

Net asset value and maximum offering price per share	$14.66

Class 2:
Net assets, at value	$344,043,581

Shares outstanding	24,101,244

Net asset value and maximum offering price per share	$14.27

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $519,558)	$10,753,254
Interest	9,796

Total investment income	10,763,050

Expenses:
Management fees (Note 3a)	2,878,638
Administrative fees (Note 3b)	899,574
Distribution fees - Class 2 (Note 3c)	808,547
Unaffiliated transfer agent fees	334
Custodian fees (Note 4)	55,686
Reports to shareholders	85,630
Professional fees	49,668
Trustees’ fees and expenses	1,384
Other	21,054

Total expenses	4,800,515
Expenses waived/paid by affiliates (Note 3e)	(123,025)

Net expenses	4,677,490

Net investment income	6,085,560

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	15,846,046
Realized gain distributions from REITs	782,680
Foreign currency transactions	29,783

Net realized gain (loss)	16,658,509

Net change in unrealized appreciation (depreciation) on:
Investments	63,428,621
Translation of other assets and liabilities denominated in foreign currencies	(7,029)
Change in deferred taxes on unrealized appreciation	(20,172)

Net change in unrealized appreciation (depreciation)	63,401,420

Net realized and unrealized gain (loss)	80,059,929

Net increase (decrease) in net assets resulting from operations	$86,145,489

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$6,085,560	$5,230,839
Net realized gain (loss) from investments, realized gain distributions from REITs and foreign currency transactions	16,658,509	18,398,566
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	63,401,420	(42,827,542)

Net increase (decrease) in net assets resulting from operations	86,145,489	(19,198,137)

Distributions to shareholders from net investment income and net foreign currency gains:
Class 1	—	(2,965,988)
Class 2	—	(25,849,452)

Total distributions to shareholders	—	(28,815,440)

Capital share transactions: (Note 2)
Class 1	(4,213,180)	(1,885,405)
Class 2	(25,586,397)	(17,357,651)
Class 4	—	(2,896)

Total capital share transactions	(29,799,577)	(19,245,952)

Net increase (decrease) in net assets	56,345,912	(67,259,529)
Net assets:
Beginning of year	326,026,869	393,286,398

End of year	$382,372,781	$326,026,869

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$1,309,313	$(8,310,736)

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Global Real Estate Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 58.19% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011 [a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	24,042	$319,447	55,042	$671,863
Shares issued in reinvestment of distributions	—	—	235,958	2,965,988
Shares redeemed	(343,706)	(4,532,627)	(438,527)	(5,523,256)

Net increase (decrease)	(319,664)	$(4,213,180)	(147,527)	$(1,885,405)

Class 2 Shares:
Shares sold	1,413,036	$18,012,410	620,268	$7,524,987
Shares issued in reinvestment of distributions	—	—	2,103,291	25,849,452
Shares redeemed	(3,409,902)	(43,598,807)	(4,127,293)	(50,732,090)

Net increase (decrease)	(1,996,866)	$(25,586,397)	(1,403,734)	$(17,357,651)

Class 4 Shares:
Shares redeemed			(214)	$(2,896)

Net increase (decrease)			(214)	$(2,896)

[a]Effective	March 4, 2011, Class 4 was liquidated.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and FT Institutional have contractually agreed in advance to waive or limit their respective fees so that the increase in the Fund’s investment management and fund administration fees that became effective May 1, 2007 is phased in over a five year period, with there being no increase in the rate of such fees for the first year ending April 30, 2008. For each of the four years thereafter through April 30, 2012, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning May 1, 2012, the full new investment management and administrative fees were in effect.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2016	$135,749,499
2017	207,448,609
2018	2,192,369

$345,390,477

During the year ended December 31, 2012, the Fund utilized $10,979,261 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$—	$28,815,440

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$286,447,839

Unrealized appreciation	$114,965,352
Unrealized depreciation	(19,251,245)

Net unrealized appreciation (depreciation)	$95,714,107

Distributable earnings – undistributed ordinary income	$18,426,036

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $78,667,774 and $97,800,381, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

9. FAIR VALUE MEASUREMENTS (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $140,244,200 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:
Diversified Real Estate Activities	$20,751,437	$31,168,287	$—	$51,919,724
Diversified REITs	13,122,782	26,300,986	—	39,423,768
Industrial REITs	9,324,726	8,299,262	—	17,623,988
Office REITs	26,463,540	10,911,601	—	37,375,141
Real Estate Development	10,040,904	3,004,652	—	13,045,556
Real Estate Operating Companies	15,360,936	16,375,608	—	31,736,544
Retail REITs	61,948,381	43,002,957	—	104,951,338
Specialized REITs	44,278,774	1,180,847	—	45,459,621
All Other Equity Investments[a]	35,679,086	—	—	35,679,086
Short Term Investments	—	4,947,180	—	4,947,180

Total Investments in Securities	$236,970,566	$145,191,380	$—	$382,161,946

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

ABBREVIATIONS
Selected Portfolio

ETF - Exchange Traded Fund
REIT - Real Estate Investment Trust
SPDR - S&P Depositary Receipt

FGR-24

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FGR-25

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Global Real Estate Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FGR-26

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.53%	+2.19%	+6.20%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®), the Lipper VIP Equity Income Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. Under normal market conditions, the Fund invests predominantly in equity securities, including securities convertible into common stock.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which produced a +16.00% total return.1 The Fund also underperformed its peers as measured by the Lipper VIP Equity Income Funds Classification Average, which posted a +14.99% return for the same period.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the S&P 500, fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion. Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek debt, but slowing economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Convertible securities are subject to the risks of stocks when the underlying stock price is high relative to the conversion price and debt securities when the underlying stock price is low relative to the conversion price. The Fund’s investment in foreign securities also involves special risks, including currency fluctuations and economic as well as political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

Market Committee (FOMC) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treasuries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012.

Investment Strategy

We seek to invest in a broadly diversified portfolio of equity securities that we consider to be financially strong, with a focus on “blue chip” companies. We apply a bottom-up approach to investing in individual securities. We will assess the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, balance sheet and liquidation value. We consider dividend yield in selecting stocks for the Fund because we believe that, over time, dividend income can contribute significantly to total return and can be a more consistent source of investment return than capital appreciation. We seek to take advantage of price dislocations that result from the market’s short-term focus and choose to invest in those companies that, in our opinion, offer the best trade-off between growth opportunity, business and financial risk, and valuation.

Manager’s Discussion

Nearly every sector the Fund invested in rose in value, as did most of the portfolio’s individual securities, supporting overall performance during the Fund’s fiscal year. Key contributing sectors included financials, consumer discretionary and industrials. Within the financials sector, convertible preferred and common stock holdings of diversified financial services company Bank of America were key contributors, as were common stock holdings of JPMorgan Chase & Co. Insurer Aflac was another key contributor among financials. The Fund’s consumer discretionary holdings were led by cable company Comcast and retail chain operators Lowe’s, which specializes in home improvement, and Limited Brands, which focuses on apparel and personal care products.

FGI-3

Among industrials, leading performers included conglomerate General Electric and trucking company J.B. Hunt Transport Services, where growth in the intermodal transportation division helped the company post strong earnings and increase its dividend.

In contrast, some disappointing investments, mainly in the energy, materials and utilities sectors, hindered the Fund’s results. Major energy sector detractors included equity-linked investments in oilfield services firm Halliburton and shares of natural gas producer Spectra Energy, which was hurt by low natural gas prices. In the materials sector, notable detractors included Dow Chemical and mining companies Freeport-McMoRan Copper & Gold equity-linked notes and AngloGold Ashanti Holdings Finance convertible preferred stock. Among utilities, investments in PG&E and Duke Energy detracted from performance.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income Securities Fund

12/31/12

Company Sector/Industry	% of Total Net Assets
JPMorgan Chase & Co.	2.5%
Financials
Exxon Mobil Corp.	2.2%
Energy
General Electric Co.	2.2%
Industrials
NIKE Inc., B	2.1%
Consumer Discretionary
BlackRock Inc.	2.1%
Financials
Cisco Systems Inc.	2.1%
Information Technology
Honeywell International Inc.	2.1%
Industrials
Royal Dutch Shell PLC, A	2.0%
Energy
Bank of America Corp., ord. & cvt. pfd.	2.0%
Financials
Aflac Inc.	2.0%
Financials

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,063.10	$3.11
Hypothetical (5% return before expenses)	$1,000	$1,022.12	$3.05

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.60%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.60	$11.76	$10.47	$8.72	$15.07

Income from investment operations[a]:
Net investment income[b]	0.35	0.33	0.38	0.31	0.39
Net realized and unrealized gains (losses)	1.08	(0.03)	1.32	1.92	(5.17)

Total from investment operations	1.43	0.30	1.70	2.23	(4.78)

Less distributions from:
Net investment income	(0.39)	(0.46)	(0.41)	(0.48)	(0.45)
Net realized gains	—	—	—	—	(1.12)

Total distributions	(0.39)	(0.46)	(0.41)	(0.48)	(1.57)

Net asset value, end of year	$12.64	$11.60	$11.76	$10.47	$8.72

Total return[c]	12.53%	2.64%	16.93%	26.82%	(34.95)%
Ratios to average net assets
Expenses	0.60%	0.59%	0.59%	0.60% [d]	0.55% [d]
Net investment income	2.86%	2.80%	3.62%	3.46%	3.17%

Supplemental data
Net assets, end of year (000’s)	$154,463	$156,830	$176,590	$174,403	$162,936
Portfolio turnover rate	30.00%	32.93%	26.83%	51.05%	30.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.44	$11.60	$10.33	$8.59	$14.86

Income from investment operations[a]:
Net investment income[b]	0.32	0.29	0.35	0.28	0.35
Net realized and unrealized gains (losses)	1.05	(0.02)	1.31	1.90	(5.10)

Total from investment operations	1.37	0.27	1.66	2.18	(4.75)

Less distributions from:
Net investment income	(0.35)	(0.43)	(0.39)	(0.44)	(0.40)
Net realized gains	—	—	—	—	(1.12)

Total distributions	(0.35)	(0.43)	(0.39)	(0.44)	(1.52)

Net asset value, end of year	$12.46	$11.44	$11.60	$10.33	$8.59

Total return[c]	12.23%	2.41%	16.68%	26.55%	(35.14)%
Ratios to average net assets
Expenses	0.85%	0.84%	0.84%	0.85% [d]	0.80% [d]
Net investment income	2.61%	2.55%	3.37%	3.21%	2.92%

Supplemental data
Net assets, end of year (000’s)	$131,400	$129,309	$151,481	$152,077	$141,359
Portfolio turnover rate	30.00%	32.93%	26.83%	51.05%	30.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks 88.1%
Consumer Discretionary 10.4%
Comcast Corp., A	United States	115,680	$4,324,119
Limited Brands Inc.	United States	92,200	4,338,932
Lowe’s Cos. Inc.	United States	116,000	4,120,320
McDonald’s Corp.	United States	62,600	5,521,946
NIKE Inc., B	United States	118,400	6,109,440
Target Corp.	United States	88,500	5,236,545

			29,651,302

Consumer Staples 8.5%
The Coca-Cola Co.	United States	83,200	3,016,000
Diageo PLC, ADR	United Kingdom	44,100	5,141,178
Kellogg Co.	United States	78,900	4,406,565
PepsiCo Inc.	United States	72,300	4,947,489
The Procter & Gamble Co.	United States	45,600	3,095,784
Unilever NV, N.Y. shs.	Netherlands	93,800	3,592,540

			24,199,556

Energy 8.1%
BP PLC, ADR	United Kingdom	66,900	2,785,716
Chevron Corp.	United States	47,000	5,082,580
Exxon Mobil Corp.	United States	71,944	6,226,753
Royal Dutch Shell PLC, A, ADR	United Kingdom	83,100	5,729,745
Spectra Energy Corp.	United States	126,700	3,469,046

			23,293,840

Financials 14.2%
Aflac Inc.	United States	105,000	5,577,600
Bank of America Corp.	United States	180,800	2,097,280
BlackRock Inc.	United States	28,900	5,973,919
JPMorgan Chase & Co.	United States	162,070	7,126,218
Marsh & McLennan Cos. Inc.	United States	96,000	3,309,120
MetLife Inc.	United States	41,382	1,363,123
People’s United Financial Inc.	United States	234,500	2,835,105
QBE Insurance Group Ltd.	Australia	257,900	2,957,699
T. Rowe Price Group Inc.	United States	68,000	4,428,840
Wells Fargo & Co.	United States	141,500	4,836,470

			40,505,374

Health Care 7.8%
Abbott Laboratories	United States	53,200	3,484,600
Johnson & Johnson	United States	64,600	4,528,460
Merck & Co. Inc.	United States	134,461	5,504,833
Pfizer Inc.	United States	190,800	4,785,264
Roche Holding AG	Switzerland	19,300	3,879,609

			22,182,766

Industrials 14.2%
3M Co.	United States	46,000	4,271,100
The Boeing Co.	United States	55,200	4,159,872
Caterpillar Inc.	United States	36,600	3,278,628
Emerson Electric Co.	United States	96,700	5,121,232
General Electric Co.	United States	293,200	6,154,268
Honeywell International Inc.	United States	92,400	5,864,628
J.B. Hunt Transport Services Inc.	United States	54,300	3,242,253

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Common Stocks (continued)
Industrials (continued)
Republic Services Inc.	United States	144,900	$4,249,917
United Parcel Service Inc., B	United States	59,600	4,394,308

			40,736,206

Information Technology 10.0%
Analog Devices Inc.	United States	113,400	4,769,604
Cisco Systems Inc.	United States	301,508	5,924,632
Intel Corp.	United States	233,700	4,821,231
International Business Machines Corp.	United States	27,400	5,248,470
Microsoft Corp.	United States	146,300	3,910,599
Paychex Inc.	United States	121,900	3,795,966

			28,470,502

Materials 6.4%
BHP Billiton Ltd., ADR	Australia	62,900	4,933,876
The Dow Chemical Co.	United States	117,700	3,804,064
E. I. du Pont de Nemours and Co.	United States	102,900	4,627,413
Rio Tinto PLC, ADR	United Kingdom	83,800	4,867,942

			18,233,295

Telecommunication Services 2.6%
AT&T Inc.	United States	123,297	4,156,342
Vodafone Group PLC, ADR	United Kingdom	135,500	3,413,245

			7,569,587

Utilities 5.9%
American Electric Power Co. Inc.	United States	107,100	4,571,028
Duke Energy Corp.	United States	82,003	5,231,791
Great Plains Energy Inc.	United States	111,748	2,269,602
PG&E Corp.	United States	120,800	4,853,744

			16,926,165

Total Common Stocks (Cost $200,029,538)			251,768,593

[a]Equity-Linked Securities 5.2%
Energy 2.6%
[b]Bank of America Corp. into Halliburton Co., 5.00%, 144A	United States	105,000	3,691,286
[b]JPMorgan Chase & Co. into Schlumberger Ltd., 6.00%, 144A	United States	54,000	3,811,752

			7,503,038

Information Technology 1.1%
[b]Barclays Bank PLC into Apple Inc., 7.50%, 144A	United States	6,000	3,263,016

Materials 1.5%
Credit Suisse New York into Freeport-McMoRan Copper & Gold Inc., 8.40%, B	United States	120,000	4,239,432

Total Equity-Linked Securities (Cost $15,821,100)			15,005,486

Convertible Preferred Stocks 5.8%
Consumer Discretionary 1.2%
General Motors Co., 4.75%, cvt. pfd., B	United States	77,000	3,398,010

Energy 1.1%
[b]Chesapeake Energy Corp., 5.75%, cvt. pfd., 144A	United States	3,500	3,137,697

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Convertible Preferred Stocks (continued)
Financials 2.3%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	3,100	$3,518,500
MetLife Inc., 5.00%, cvt. pfd.	United States	71,100	3,161,817

			6,680,317

Industrials 0.4%
Genesee & Wyoming Inc., 5.00%, cvt. pfd.	United States	9,200	1,024,972

Materials 0.8%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	65,000	2,429,050

Total Convertible Preferred Stocks (Cost $17,087,496)			16,670,046

Preferred Stocks (Cost $8,133,100) 0.2%
Financials 0.2%
[c]Fannie Mae, 8.25%, pfd.	United States	325,000	542,750

Total Investments before Short Term Investments (Cost $241,071,234)			283,986,875

		Principal Amount
Short Term Investments (Cost $2,162,058) 0.8%
Repurchase Agreements 0.8%
[d]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $2,162,077)	United States	$2,162,058	2,162,058
BNP Paribas Securities Corp. (Maturity Value $281,459)
Credit Suisse Securities (USA) LLC (Maturity Value $351,835)
Deutsche Bank Securities Inc. (Maturity Value $227,018)
HSBC Securities (USA) Inc. (Maturity Value $633,294)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $281,459)
Morgan Stanley & Co. LLC (Maturity Value $105,553)
UBS Securities LLC (Maturity Value $281,459)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37;
U.S. Treasury Bonds, 11.25%, 2/15/15; and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $2,205,544)

Total Investments (Cost $243,233,292) 100.1%			286,148,933
Other Assets, less Liabilities (0.1)%			(285,338)

Net Assets 100.0%			$285,863,595

See abbreviations on page FGI-23.

aSee Note 1(e) regarding equity-linked securities.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $13,903,751, representing 4.86% of net assets.

cNon-income producing.

dSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$241,071,234
Cost - Repurchase agreements	2,162,058

Total cost of investments	$243,233,292

Value - Unaffiliated issuers	$283,986,875
Value - Repurchase agreements	2,162,058

Total value of investments	286,148,933
Receivables:
Capital shares sold	14,526
Dividends	515,075

Total assets	286,678,534

Liabilities:
Payables:
Capital shares redeemed	519,968
Affiliates	184,825
Reports to shareholders	67,267
Accrued expenses and other liabilities	42,879

Total liabilities	814,939

Net assets, at value	$285,863,595

Net assets consist of:
Paid-in capital	$279,078,456
Undistributed net investment income	8,455,201
Net unrealized appreciation (depreciation)	42,916,413
Accumulated net realized gain (loss)	(44,586,475)

Net assets, at value	$285,863,595

Class 1:
Net assets, at value	$154,463,376

Shares outstanding	12,216,303

Net asset value and maximum offering price per share	$12.64

Class 2:
Net assets, at value	$131,400,219

Shares outstanding	10,544,792

Net asset value and maximum offering price per share	$12.46

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$10,047,164
Interest	32,831

Total investment income	10,079,995

Expenses:
Management fees (Note 3a)	1,563,339
Distribution fees - Class 2 (Note 3c)	332,414
Unaffiliated transfer agent fees	158
Custodian fees (Note 4)	6,411
Reports to shareholders	120,585
Professional fees	35,738
Trustees’ fees and expenses	1,154
Other	13,938

Total expenses	2,073,737

Net investment income	8,006,258

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	14,587,339
Foreign currency transactions	4,487

Net realized gain (loss)	14,591,826

Net change in unrealized appreciation (depreciation) on:
Investments	11,482,370
Translation of other assets and liabilities denominated in foreign currencies	(2,149)

Net change in unrealized appreciation (depreciation)	11,480,221

Net realized and unrealized gain (loss)	26,072,047

Net increase (decrease) in net assets resulting from operations	$34,078,305

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$8,006,258	$8,197,307
Net realized gain (loss) from investments and foreign currency transactions	14,591,826	24,190,927
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	11,480,221	(24,900,751)

Net increase (decrease) in net assets resulting from operations	34,078,305	7,487,483

Distributions to shareholders from:
Net investment income:
Class 1	(4,951,744)	(6,502,022)
Class 2	(3,811,748)	(5,102,769)

Total distributions to shareholders	(8,763,492)	(11,604,791)

Capital share transactions: (Note 2)
Class 1	(16,240,212)	(17,555,780)
Class 2	(9,349,674)	(20,259,007)
Class 4	—	(4,301)

Total capital share transactions	(25,589,886)	(37,819,088)

Net increase (decrease) in net assets	(275,073)	(41,936,396)
Net assets:
Beginning of year	286,138,668	328,075,064

End of year	$285,863,595	$286,138,668

Undistributed net investment income included in net assets:
End of year	$8,455,201	$8,605,551

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Growth and Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 77.41% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 8 regarding investment transactions and other derivative information, respectively.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011 [a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	8,936	$109,900	187,427	$2,361,235
Shares issued in reinvestment of distributions	419,284	4,951,744	570,854	6,502,022
Shares redeemed	(1,731,505)	(21,301,856)	(2,250,738)	(26,419,037)

Net increase (decrease)	(1,303,285)	$(16,240,212)	(1,492,457)	$(17,555,780)

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2012		2011 [a]
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	876,993	$10,575,390	624,568	$7,137,921
Shares issued in reinvestment of distributions	327,189	3,811,748	453,579	5,102,769
Shares redeemed	(1,967,485)	(23,736,812)	(2,828,839)	(32,499,697)

Net increase (decrease)	(763,303)	$(9,349,674)	(1,750,692)	$(20,259,007)

Class 4 Shares:
Shares redeemed			(353)	$(4,301)

Net increase (decrease)			(353)	$(4,301)

[a]	Effective March 4, 2011, Class 4 was liquidated.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $44,326,124 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $13,765,081 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$8,763,492	$11,604,791

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$243,206,832

Unrealized appreciation	$58,882,749
Unrealized depreciation	(15,940,648)

Net unrealized appreciation (depreciation)	$42,942,101

Distributable earnings – undistributed ordinary income	$8,314,239

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of bond discounts and premiums, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $84,948,329 and $102,257,277, respectively.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

6. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	—	$—
Options written	350	105,428
Options expired	—	—
Options exercised	(350)	(105,428)
Options closed	—	—

Options outstanding at December 31, 2012	—	$—

See Notes 1(d) and 8 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2012, the Fund had 10.15% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. OTHER DERIVATIVE INFORMATION

For the period ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Equity contracts	Net realized gain (loss) from investments and written options/Net change in unrealized appreciation (depreciation) on investments	$—	$—

For the year ended December 31, 2012, the average month end market value of derivatives represented less than 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was less than 1.

See Note 1(d) and 6 regarding derivative financial instruments and investment transactions, respectively.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

FGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

9. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $2,957,699 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Energy	$23,293,840	$3,137,697	$—	$26,431,537
Financials	44,770,742	2,957,699	—	47,728,441
All Other Equity Investments[b]	194,821,411	—	—	194,821,411
Equity-Linked Securities	—	15,005,486	—	15,005,486
Short Term Investments	—	2,162,058	—	2,162,058

Total Investments in Securities	$262,885,993	$23,262,940	$—	$286,148,933

aIncludes common, preferred and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s

FGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

financial position. In January 2013, FASB issued ASU No. 2013-01, Balanced Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FGI-23

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FGI-24

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Growth and Income Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 96.32% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

FGI-25

FRANKLIN HIGH INCOME SECURITIES FUND

We are pleased to bring you Franklin High Income Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.94%	+8.67%	+9.88%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Yield Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in high yield, lower rated debt securities and preferred stocks.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the +14.71% total return of its benchmark, the CS High Yield Index.1 The Fund’s peers, as measured by the Lipper VIP High Yield Funds Classification Average, delivered a +14.09% total return.2

Economic and Market Overview

During the 12 months under review, U.S. economic data remained mixed. Oil prices declined, and the housing sector strengthened with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in November. However, manufacturing indicators weakened and gross domestic product growth was moderate.

In September, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (QE3). QE3 consisted of additional $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” when, unless Congress acted, automatic income tax increases and federal budget cuts were scheduled to take effect in 2013. They feared these events could cause another U.S. recession. Not knowing whether Congress and the President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Lawmakers reached a late compromise on January 1, 2013, a day after the reporting period ended. The approved legislation will maintain some tax cuts for

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Risks associated with higher yielding, lower rated securities include higher risk of default and loss of principal. Investments in foreign securities involve special risks such as currency fluctuations, and political and economic uncertainty. Interest rate movements will affect the Fund’s share price and yield. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund may from time to time enter into certain transactions involving derivatives, particularly credit default swap agreements, interest rate swap agreements and currency forwards; such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

most Americans but increase rates on the wealthiest. It will also delay the automatic federal spending cuts scheduled to start in January 2013.

Ongoing investor concerns about the fiscal cliff and eurozone uncertainty drove the 10-year U.S. Treasury note yield to 1.78% at year-end from 1.89% on December 31, 2011. During the 12 months under review, below-investment-grade corporate bonds, as measured by the CS High Yield Index, produced strong returns and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.3

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments.

Manager’s Discussion

Although fiscal issues during the year provided legitimate reasons for concern regarding the U.S. economy, liquidity was ample and corporate balance sheets remained healthy. The strength of the high yield corporate market encouraged more shareholder-friendly, leveraging transactions, but overall these constituted only a minority of high yield new issues during the year. Consequently, we remained comfortable with the fundamental backdrop for corporate credit. At the same time, we were also aware of valuations that in our view had richened during the year, and therefore by year-end we held a more neutral risk stance for the Fund. We drew on our fundamental research process to make individual investments and over- and underweightings in certain industries relative to the Fund’s benchmark.

For example, we found wireless telecommunications industry valuations attractive given stabilizing fundamentals and the potential for

3. Please see Index Descriptions following the Fund Summaries.

merger and acquisition activity, and we overweighted the sector compared to the benchmark.4 Although the sector underperformed during the first half of the period, it rebounded strongly by year-end, driven by bonds from Sprint Nextel and Wind, the latter a large Italian operator. These companies’ bond issues rallied as Sprint experienced increased outside investment and improved financial results and Wind benefited from decreased sovereign bond concerns. In contrast, we remained cautious toward the supermarket and forest products industries and underweighted or had no exposure to these sectors.5 Our concerns about weak consumer demand and fierce industry competition led us to avoid the supermarket sector, which proved beneficial as it notably lagged the benchmark in 2012. We also underweighted the underperforming forest products industry given weak demand and secular decline issues, thereby aiding relative performance. However, holdings in senior secured bonds of NewPage, a large coated paper producer, weighed on industry returns as a difficult operating environment caused the bonds for this paper manufacturer, which filed for bankruptcy in 2011, to move lower by period-end.

Although most Fund positioning enhanced relative performance versus its benchmark, some industry exposure hindered relative returns. For example, we overweighted the energy sector versus the benchmark given what we viewed as the asset rich nature of many issuers. However, weak natural gas prices weighed on results and the industry underperformed in 2012. Conversely, we remained cautious toward the building sector given concerns over the depth and sustainability of a U.S. housing recovery.6 Although the Fund benefited from a rebound in the bonds of companies such as Cemex, a large Mexican building materials supplier, our overall underweighting detracted from relative performance. Our caution on prospects for the transportation sector, given its highly cyclical nature and uncertain economic outlook, also hurt returns as the shipping segment overcame volatility and drove the broader transportation industry to outperform the benchmark. Consequently, the Fund’s underweighted allocation detracted from relative returns.

4. Wireless telecommunications is part of telecommunication services in the SOI.

5. Forest products are part of materials in the SOI.

6. Building holdings are part of consumer durables and apparel in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

12/31/12

% of Total Net Assets
Energy	20.8%
Materials	12.0%
Telecommunication Services	9.1%
Media	8.6%
Health Care Equipment & Services	7.0%
Diversified Financials	4.2%
Consumer Services	4.1%
Pharmaceuticals, Biotechnology & Life Sciences	3.7%
Software & Services	3.0%
Commercial & Professional Services	2.9%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,081.80	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,022.22	$2.95

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.58%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.52	$6.63	$6.26	$4.68		$6.72

Income from investment operations[a]:
Net investment income[b]	0.48	0.50	0.49	0.46		0.50
Net realized and unrealized gains (losses)	0.51	(0.19)	0.32	1.50		(1.92)

Total from investment operations	0.99	0.31	0.81	1.96		(1.42)

Less distributions from net investment income	(0.50)	(0.42)	(0.44)	(0.38)		(0.62)

Net asset value, end of year	$7.01	$6.52	$6.63	$6.26		$4.68

Total return[c]	15.94%	4.63%	13.71%	42.99%		(23.16)%
Ratios to average net assets
Expenses	0.58%	0.58%	0.61%	0.63%	[d]	0.66% [d]
Net investment income	7.15%	7.52%	7.71%	8.33%		8.30%

Supplemental data
Net assets, end of year (000’s)	$42,166	$41,971	$48,051	$48,855		$38,225
Portfolio turnover rate	37.03%	45.11%	60.80%	26.41%		21.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.36	$6.47	$6.13	$4.59		$6.60

Income from investment operations[a]:
Net investment income[b]	0.46	0.47	0.47	0.44		0.47
Net realized and unrealized gains (losses)	0.48	(0.18)	0.30	1.47		(1.88)

Total from investment operations	0.94	0.29	0.77	1.91		(1.41)

Less distributions from net investment income	(0.48)	(0.40)	(0.43)	(0.37)		(0.60)

Net asset value, end of year	$6.82	$6.36	$6.47	$6.13		$4.59

Total return[c]	15.56%	4.56%	13.26%	42.70%		(23.38)%
Ratios to average net assets
Expenses	0.83%	0.83%	0.86%	0.88%	[d]	0.91% [d]
Net investment income	6.90%	7.27%	7.46%	8.08%		8.05%

Supplemental data
Net assets, end of year (000’s)	$281,851	$249,452	$239,824	$198,567		$84,396
Portfolio turnover rate	37.03%	45.11%	60.80%	26.41%		21.75%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.46	$6.57	$6.22	$4.67		$6.55

Income from investment operations[b]:
Net investment income[c]	0.46	0.47	0.47	0.45		0.39
Net realized and unrealized gains (losses)	0.49	(0.18)	0.31	1.48		(1.65)

Total from investment operations	0.95	0.29	0.78	1.93		(1.26)

Less distributions from net investment income	(0.47)	(0.40)	(0.43)	(0.38)		(0.62)

Net asset value, end of year	$6.94	$6.46	$6.57	$6.22		$4.67

Total return[d]	15.50%	4.39%	13.31%	42.36%		(21.34)%
Ratios to average net assets[e]
Expenses	0.93%	0.93%	0.96%	0.98%	[f]	1.01% [f]
Net investment income	6.80%	7.17%	7.36%	7.98%		7.95%

Supplemental data
Net assets, end of year (000’s)	$27,664	$27,055	$25,934	$15,105		$2,244
Portfolio turnover rate	37.03%	45.11%	60.80%	26.41%		21.75%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin High Income Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (Cost $2,460,060) 0.3%
Materials 0.3%
[a,b]NewPage Corp., Litigation Trust	United States	2,500,000	$—
[a,c]NewPage Holdings Inc.	United States	10,000	958,000

Preferred Stocks (Cost $770,000) 0.3%
Diversified Financials 0.3%
GMAC Capital Trust I, 8.125%, pfd.	United States	30,800	820,820

		Principal Amount*
Corporate Bonds 93.8%
Automobiles & Components 1.7%
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	1,000,000	852,500
Ford Motor Credit Co. LLC, senior note,
6.625%, 8/15/17	United States	1,000,000	1,169,271
5.00%, 5/15/18	United States	1,000,000	1,105,518
8.125%, 1/15/20	United States	1,000,000	1,284,123
[d]International Automotive Components Group SL, senior secured note, 144A, 9.125%, 6/01/18	United States	1,600,000	1,492,000

			5,903,412

Banks 1.9%
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,700,000	1,865,750
5.00%, 8/15/22	United States	2,700,000	2,889,605
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	2,000,000	2,113,750

			6,869,105

Capital Goods 2.5%
[d]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,000,000	2,835,000
[d]Allison Transmission Holdings Inc., senior note, 144A, 7.125%, 5/15/19	United States	1,000,000	1,072,500
Meritor Inc., senior note, 10.625%, 3/15/18	United States	1,900,000	1,990,250
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,000,000	970,000
[d]Silver II Borrower/US Hold, senior note, 144A, 7.75%, 12/15/20	Luxembourg	500,000	517,813
Terex Corp., senior note, 6.00%, 5/15/21	United States	1,200,000	1,269,000

			8,654,563

Commercial & Professional Services 2.9%
[d]ADS Waste Escrow Corp., senior note, 144A, 8.25%, 10/01/20	United States	3,100,000	3,270,500
[d]Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%, 10/15/18	United Kingdom	2,500,000	2,595,313
[b,e]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	191
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	2,900,000	3,226,250
UR Merger Sub Corp., senior note, 10.25%, 11/15/19	United States	1,000,000	1,165,000

			10,257,254

Consumer Durables & Apparel 2.5%
KB Home, senior bond, 7.50%, 9/15/22	United States	1,300,000	1,423,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	1,500,000	1,657,500
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	1,600,000	1,776,000
[d]Taylor Morrison Communities Inc./Monarch Communities Inc., senior note, 144A, 7.75%, 4/15/20	United States	1,600,000	1,704,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,500,000	2,256,250

			8,817,250

Consumer Services 4.1%
[d]Caesars Operating Escrow LLC/Corp., first lien, 144A, 9.00%, 2/15/20	United States	300,000	301,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Consumer Services (continued)
[d]Caesars Operating Escrow LLC/Corp. (continued)
secured note, 144A, 9.00%, 2/15/20	United States	500,000	$502,500
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,200,000	2,458,500
[d,e]Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	1,700,000	1,071
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	3,000,000	3,228,750
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	2,000,000	2,155,000
6.875%, 4/01/16	United States	1,200,000	1,275,000
6.625%, 12/15/21	United States	300,000	300,375
[d]144A, 8.625%, 2/01/19	United States	400,000	448,000
Pinnacle Entertainment Inc.,
senior note, 8.625%, 8/01/17	United States	2,200,000	2,373,250
senior sub. note, 7.75%, 4/01/22	United States	100,000	107,000
[d]Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	1,300,000	1,280,500

			14,431,446

Diversified Financials 3.9%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	1,500,000	1,816,875
[f]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	2,500,000	2,771,275
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000	1,442,000
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	800,000	940,000
[d,g]Igloo Holdings Corp., senior note, 144A, PIK, 8.25%, 12/15/17	United States	600,000	595,500
International Lease Finance Corp.,
senior note, R, 5.65%, 6/01/14	United States	2,000,000	2,091,240
[d]senior secured note, 144A, 6.75%, 9/01/16	United States	1,200,000	1,353,000
[d]Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	500,000	526,250
5.875%, 3/15/22	United States	600,000	639,000
[d]Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	1,600,000	1,600,000

			13,775,140

Energy 20.8%
[d]BreitBurn Energy Partners LP/Finance Corp., senior note, 144A, 7.875%, 4/15/22	United States	1,600,000	1,668,000
Calumet Specialty Products Partners LP/Finance Corp., senior note,
9.375%, 5/01/19	United States	1,700,000	1,853,000
[d]144A, 9.625%, 8/01/20	United States	600,000	655,500
Carrizo Oil & Gas Inc., senior note,
8.625%, 10/15/18	United States	2,000,000	2,170,000
7.50%, 9/15/20	United States	500,000	516,250
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,400,000	1,599,500
8.25%, 9/01/21	United States	600,000	654,000
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	3,000,000	3,172,500
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	3,000,000	3,232,500
6.125%, 2/15/21	United States	1,000,000	1,042,500
Clayton Williams Energy Inc., senior note, 7.75%, 4/01/19	United States	2,000,000	2,002,500
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	500,000	543,750
8.25%, 4/01/20	United States	1,000,000	1,087,500
6.375%, 3/01/21	United States	300,000	309,000
[d]Drill Rigs Holdings Inc., secured note, 144A, 6.50%, 10/01/17	United States	1,200,000	1,200,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Eagle Rock Energy Partners LP/Finance Corp., senior note,
8.375%, 6/01/19	United States	1,800,000	$1,845,000
[d]144A, 8.375%, 6/01/19	United States	700,000	717,500
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,000,000	3,480,000
[d]EPL Oil & Gas Inc., senior note, 144A, 8.25%, 2/15/18	United States	1,400,000	1,445,500
[d]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	2,307,000	2,422,350
Goodrich Petroleum Corp., senior note, 8.875%, 3/15/19	United States	2,200,000	2,112,000
[d]Halcon Resources Corp., senior note, 144A, 8.875%, 5/15/21	United States	1,000,000	1,065,000
[d]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	1,500,000	1,655,637
Kodiak Oil & Gas Corp., senior note, 8.125%, 12/01/19	United States	1,400,000	1,550,500
Linn Energy LLC/Finance Corp., senior note,
6.50%, 5/15/19	United States	600,000	609,000
8.625%, 4/15/20	United States	2,000,000	2,190,000
7.75%, 2/01/21	United States	700,000	749,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,316,000	1,408,120
Offshore Group Investment Ltd.,
[d]first lien, 144A, 7.50%, 11/01/19	United States	1,400,000	1,421,000
senior secured note, 11.50%, 8/01/15	United States	1,126,000	1,230,155
[d]PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	1,500,000	1,623,750
Peabody Energy Corp., senior note,
6.50%, 9/15/20	United States	1,700,000	1,831,750
6.25%, 11/15/21	United States	1,700,000	1,814,750
[d]Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A, 8.375%, 6/01/20	United States	1,400,000	1,515,500
Plains Exploration & Production Co., senior note,
7.625%, 6/01/18	United States	2,200,000	2,326,500
6.125%, 6/15/19	United States	600,000	657,000
6.875%, 2/15/23	United States	900,000	1,032,750
QEP Resources Inc., senior note,
5.375%, 10/01/22	United States	1,500,000	1,616,250
5.25%, 5/01/23	United States	800,000	860,000
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,800,000	1,899,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	2,000,000	1,860,000
9.125%, 8/15/19	United States	1,000,000	895,000
[d]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,200,000	3,400,000
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	300,000	330,000
7.50%, 3/15/21	United States	400,000	430,000
7.50%, 2/15/23	United States	100,000	107,500
[d]144A, 8.00%, 6/01/18	United States	2,500,000	2,662,500
W&T Offshore Inc., senior note,
8.50%, 6/15/19	United States	1,500,000	1,620,000
[d]144A, 8.50%, 6/15/19	United States	1,100,000	1,188,000

			73,277,512

Food & Staples Retailing 0.9%
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,800,000	1,957,500
8.00%, 8/15/20	United States	1,000,000	1,147,500

			3,105,000

Food, Beverage & Tobacco 2.3%
[d]Agrokor DD, senior note, 144A, 8.875%, 2/01/20	Croatia	600,000	652,875

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco (continued)
[d]CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Russia	700,000	$435,313
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	3,000,000	3,142,500
[d]JBS USA LLC/Finance Inc., senior note, 144A, 8.25%, 2/01/20	United States	2,600,000	2,769,000
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., senior note,
9.25%, 4/01/15	United States	278,000	283,560
8.25%, 9/01/17	United States	700,000	749,000

			8,032,248

Health Care Equipment & Services 7.0%
[d]Alere Inc., senior note, 144A, 7.25%, 7/01/18	United States	2,200,000	2,216,500
Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., senior note, 7.75%, 2/15/19	United States	2,200,000	2,343,000
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	1,700,000	1,848,750
senior note, 7.125%, 7/15/20	United States	700,000	748,125
senior secured note, 5.125%, 8/15/18	United States	1,500,000	1,567,500
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	1,200,000	1,270,500
[d]DJO Finance LLC/DJO Finance Corp., secured note, 144A, 8.75%, 3/15/18	United States	900,000	987,750
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	1,500,000	1,654,687
ExamWorks Group Inc., senior note, 9.00%, 7/15/19	United States	1,300,000	1,397,500
HCA Inc.,
senior note, 7.50%, 2/15/22	United States	800,000	920,000
senior note, 5.875%, 5/01/23	United States	2,500,000	2,593,750
senior secured bond, 7.25%, 9/15/20	United States	900,000	1,001,250
senior secured note, 7.875%, 2/15/20	United States	1,000,000	1,117,500
senior secured note, 5.875%, 3/15/22	United States	1,000,000	1,092,500
[d,g]Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,200,000	1,266,000
MedAssets Inc., senior note, 8.00%, 11/15/18	United States	1,500,000	1,635,000
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	1,000,000	1,040,000
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	64,000	48,640

			24,748,952

Materials 11.7%
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	1,100,000	1,097,616
[d]Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	600,000	657,000
[d]Ardagh Packaging Finance PLC/MP Holdings USA Inc., 144A, 7.375%, 10/15/17	Luxembourg	600,000	655,875
[d]Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000	3,822,298
[d]Eldorado Gold Corp., senior note, 144A, 6.125%, 12/15/20	Canada	700,000	715,750
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	2,000,000	1,875,000
Exopack Holding Corp., senior note, 10.00%, 6/01/18	United States	1,600,000	1,456,000
[d]FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	800,000	841,076
6.875%, 2/01/18	Australia	2,000,000	2,072,500
8.25%, 11/01/19	Australia	500,000	535,000
6.875%, 4/01/22	Australia	200,000	205,250
[d]Ineos Finance PLC, senior secured note, 144A,
9.00%, 5/15/15	United Kingdom	1,000,000	1,067,500
8.375%, 2/15/19	United Kingdom	200,000	216,000
7.50%, 5/01/20	United Kingdom	500,000	526,250
[d]Ineos Group Holdings Ltd., senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000	1,500,000
[d]Inmet Mining Corp., senior note, 144A,
8.75%, 6/01/20	Canada	2,500,000	2,743,750
7.50%, 6/01/21	Canada	300,000	312,750
[d]Kinove German Bondco GmbH, senior secured note, 144A, 9.625%, 6/15/18	Germany	1,600,000	1,747,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Materials (continued)
[d]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,500,000	$2,615,625
Novelis Inc., senior note, 8.75%, 12/15/20	Canada	1,300,000	1,456,000
Olin Corp., senior bond, 5.50%, 8/15/22	United States	3,200,000	3,352,000
[d]Perstorp Holding AB, first lien, 144A, 8.75%, 5/15/17	Sweden	3,400,000	3,508,375
[d]Rain CII Carbon LLC/Corp., second lien, 144A, 8.25%, 1/15/21	United States	700,000	719,250
Reynolds Group Issuer Inc./LLC/SA,
[d]secured note, 144A, 5.75%, 10/15/20	United States	1,400,000	1,449,000
senior note, 8.50%, 5/15/18	United States	2,800,000	2,884,000
senior note, 9.00%, 4/15/19	United States	200,000	209,000
senior note, 9.875%, 8/15/19	United States	200,000	215,000
senior note, 8.25%, 2/15/21	United States	400,000	408,000
[d]Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	800,000	904,000
6.50%, 12/01/20	United States	500,000	542,500
8.375%, 9/15/21	United States	600,000	688,500

			40,997,865

Media 8.1%
[d]Bresnan Broadband Holdings LLC, senior note, 144A, 8.00%, 12/15/18	United States	1,200,000	1,302,000
Cablevision Systems Corp., senior note, 7.75%, 4/15/18	United States	1,000,000	1,117,500
CCO Holdings LLC/CCO Holdings Capital Corp., senior note,
8.125%, 4/30/20	United States	700,000	787,500
6.50%, 4/30/21	United States	1,500,000	1,625,625
Clear Channel Communications Inc., senior note, 9.00%, 3/01/21	United States	3,800,000	3,410,500
Clear Channel Worldwide Holdings Inc.,
[d]senior note, 144A, 6.50%, 11/15/22	United States	1,000,000	1,042,500
senior sub. note, 7.625%, 3/15/20	United States	200,000	200,500
senior sub. note, 7.625%, 3/15/20	United States	1,100,000	1,113,750
[d]CSC Holdings LLC, senior note, 144A, 6.75%, 11/15/21	United States	1,500,000	1,670,625
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	3,000,000	3,375,000
6.75%, 6/01/21	United States	1,500,000	1,717,500
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,275,000	1,479,000
[g]Radio One Inc., senior sub. note, PIK, 15.00%, 5/24/16	United States	1,676,514	1,513,054
[d]Univision Communications Inc., senior secured note, 144A,
6.875%, 5/15/19	United States	2,500,000	2,612,500
7.875%, 11/01/20	United States	700,000	761,250
[d]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	1,000,000	1,076,250
[d]UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000	541,562
[d]WMG Acquisition Corp., secured note, 144A, 6.00%, 1/15/21	United States	3,100,000	3,286,000

			28,632,616

Pharmaceuticals, Biotechnology & Life Sciences 3.7%
Endo Health Solutions Inc., senior note, 7.00%,
7/15/19	United States	800,000	857,000
12/15/20	United States	300,000	321,375
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	2,000,000	2,212,500
[d]inVentiv Health Inc., senior note, 144A,
9.00%, 1/15/18	United States	600,000	607,500
10.00%, 8/15/18	United States	2,400,000	2,094,000
[d]Jaguar Holding Co. II/Merger Sub Inc., senior note, 144A, 9.50%, 12/01/19	United States	700,000	798,000
[d]Par Pharmaceutical Cos. Inc., senior note, 144A, 7.375%, 10/15/20	United States	3,300,000	3,300,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
[d]VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,500,000	$2,693,750

			12,884,125

Real Estate 0.2%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	498,000	498,623
6.50%, 2/01/17	United States	300,000	295,500

			794,123

Retailing 0.8%
Michaels Stores Inc., senior note,
7.75%, 11/01/18	United States	1,500,000	1,653,750
[d]144A, 7.75%, 11/01/18	United States	1,000,000	1,102,500

			2,756,250

Semiconductors & Semiconductor Equipment 0.9%
Freescale Semiconductor Inc., senior note,
8.05%, 2/01/20	United States	2,000,000	2,000,000
10.75%, 8/01/20	United States	1,104,000	1,189,560

			3,189,560

Software & Services 3.0%
[d]Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	800,000	872,000
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	1,000,000	1,057,500
senior note, 9.875%, 9/24/15	United States	71,000	72,597
senior note, 9.875%, 9/24/15	United States	111,000	113,775
[d]senior secured bond, 144A, 8.25%, 1/15/21	United States	2,500,000	2,512,500
Sitel LLC/Finance Corp.,
senior note, 11.50%, 4/01/18	United States	1,300,000	923,000
[d]senior secured note, 144A, 11.00%, 8/01/17	United States	700,000	714,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,200,000	1,230,000
West Corp., senior note, 7.875%, 1/15/19	United States	2,900,000	3,016,000

			10,511,372

Technology Hardware & Equipment 1.7%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	3,200,000	3,480,000
[d]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	2,300,000	2,530,000

			6,010,000

Telecommunication Services 9.1%
CenturyLink Inc., senior note,
6.45%, 6/15/21	United States	400,000	442,320
5.80%, 3/15/22	United States	2,500,000	2,644,895
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	2,500,000	2,562,500
[d]CyrusOne LP/Finance Corp., senior note, 144A, 6.375%, 11/15/22	United States	600,000	628,500
[d]Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Jamaica	2,000,000	2,197,500
[d]eAccess Ltd., senior note, 144A, 8.25%, 4/01/18	Japan	1,800,000	2,032,875
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	2,000,000	2,310,000
8.75%, 4/15/22	United States	900,000	1,048,500
7.125%, 1/15/23	United States	300,000	319,125

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Intelsat Jackson Holdings SA, senior note,
7.25%, 10/15/20	Luxembourg	900,000		$982,125
7.50%, 4/01/21	Luxembourg	3,800,000		4,208,500
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	600,000		652,500
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		3,502,500
[d]144A, 9.00%, 11/15/18	United States	3,000,000		3,712,500
[d]144A, 7.00%, 3/01/20	United States	300,000		349,500
[d]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	2,000,000		2,105,000
[d,g]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%,
7/15/17	Italy	563,125		545,394
7/15/17	Italy	543,630	EUR	676,778
Zayo Group LLC/Zayo Capital Inc., senior secured note, first lien, 8.125%, 1/01/20	United States	1,000,000		1,117,500

				32,038,512

Transportation 1.7%
[d]CEVA Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	200,000		206,500
8.375%, 12/01/17	United Kingdom	1,300,000		1,295,125
11.50%, 4/01/18	United Kingdom	1,000,000		845,000
Hertz Corp., senior note,
7.50%, 10/15/18	United States	1,100,000		1,221,000
6.75%, 4/15/19	United States	2,000,000		2,192,500
[d]144A, 6.75%, 4/15/19	United States	200,000		219,250

				5,979,375

Utilities 2.4%
[d]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	726,000		818,565
7.50%, 2/15/21	United States	1,330,000		1,476,300
7.875%, 1/15/23	United States	892,000		1,012,420
[d]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,500,000		2,250,000
[d]Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	3,500,000		2,756,250

				8,313,535

Total Corporate Bonds (Cost $313,228,388)				329,979,215

[h,i]Senior Floating Rate Interests 1.1%
Capital Goods 0.3%
Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	United States	1,100,000		1,108,250

Media 0.5%
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	1,500,000		1,548,750
Univision Communications Inc., Initial Term Loan, 2.212%, 9/29/14	United States	303,460		303,603

				1,852,353

Utilities 0.3%
Texas Competitive Electric Holdings Co. LLC, 2017 Term Loan, 4.713% - 4.81%, 10/10/17	United States	1,431,288		963,819

Total Senior Floating Rate Interests (Cost $4,060,075)				3,924,422

Total Investments before Short Term Investments (Cost $320,518,523)				335,682,457

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund	Country	Principal Amount*	Value
Short Term Investments (Cost $10,541,130) 2.9%
Repurchase Agreements 2.9%
[j]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $10,541,221)	United States	10,541,130	$10,541,130

BNP Paribas Securities Corp. (Maturity Value $1,372,256)

Credit Suisse Securities (USA) LLC (Maturity Value $1,715,374)

Deutsche Bank Securities Inc. (Maturity Value $1,106,828)

HSBC Securities (USA) Inc. (Maturity Value $3,087,629)

Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,372,256)

Morgan Stanley & Co. LLC (Maturity Value $514,622)

UBS Securities LLC (Maturity Value $1,372,256)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37; U.S. Treasury Bonds, 11.25%, 2/15/15; and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $10,753,148)

Total Investments (Cost $331,059,653) 98.4%			346,223,587
Other Assets, less Liabilities 1.6%			5,458,082

Net Assets 100.0%			$351,681,669

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurities have been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $191 representing less than 0.01% of net assets.

cSee Note 8 regarding restricted securities.

dSecurities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $132,391,765, representing 37.65% of net assets.

eSee Note 7 regarding defaulted securities.

fPerpetual security with no stated maturity date.

gIncome may be received in additional securities and/or cash.

hThe coupon rate shown represents the rate at period end.

iSee Note 1(e) regarding senior floating rate interests.

jSee Note 1(c) regarding joint repurchase agreement.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin High Income Securities Fund

Forward Exchange Contracts

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	400,000	$528,280	12/18/13	$ —	$(1,540)

See Abbreviations on page FH-32.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$320,518,523
Cost - Repurchase agreements	10,541,130

Total cost of investments	$331,059,653

Value - Unaffiliated issuers	$335,682,457
Value - Repurchase agreements	10,541,130

Total value of investments	346,223,587
Cash	10,577
Receivables:
Investment securities sold	17,090
Capital shares sold	15,120
Interest	6,269,644
Other assets	6

Total assets	352,536,024

Liabilities:
Payables:
Capital shares redeemed	465,286
Affiliates	285,875
Reports to shareholders	51,718
Professional fees	41,713
Unrealized depreciation on forward exchange contracts	1,540
Accrued expenses and other liabilities	8,223

Total liabilities	854,355

Net assets, at value	$351,681,669

Net assets consist of:
Paid-in capital	$343,056,732
Undistributed net investment income	22,935,694
Net unrealized appreciation (depreciation)	15,162,394
Accumulated net realized gain (loss)	(29,473,151)

Net assets, at value	$351,681,669

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Franklin High Income Securities Fund
Class 1:
Net assets, at value	$42,165,968

Shares outstanding	6,016,128

Net asset value and maximum offering price per share	$7.01

Class 2:
Net assets, at value	$281,851,357

Shares outstanding	41,336,596

Net asset value and maximum offering price per share	$6.82

Class 4:
Net assets, at value	$27,664,344

Shares outstanding	3,987,677

Net asset value and maximum offering price per share	$6.94

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin High Income Securities Fund
Investment income:
Dividends	$111,767
Interest	26,035,089

Total investment income	26,146,856

Expenses:
Management fees (Note 3a)	1,771,157
Distribution fees: (Note 3c)
Class 2	671,899
Class 4	95,695
Unaffiliated transfer agent fees	97
Custodian fees (Note 4)	5,075
Reports to shareholders	108,023
Professional fees	49,594
Trustees’ fees and expenses	1,303
Other	27,089

Total expenses	2,729,932

Net investment income	23,416,924

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	3,275,855
Foreign currency transactions	(716)
Swap contracts	236,015

Net realized gain (loss)	3,511,154

Net change in unrealized appreciation (depreciation) on:
Investments	21,975,923
Translation of other assets and liabilities denominated in foreign currencies	(6,392)

Net change in unrealized appreciation (depreciation)	21,969,531

Net realized and unrealized gain (loss)	25,480,685

Net increase (decrease) in net assets resulting from operations	$48,897,609

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$23,416,924	$24,281,884
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	3,511,154	7,087,968
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	21,969,531	(18,159,827)

Net increase (decrease) in net assets resulting from operations	48,897,609	13,210,025

Distributions to shareholders from:
Net investment income:
Class 1	(2,935,357)	(2,826,791)
Class 2	(18,731,686)	(16,984,105)
Class 4	(1,858,828)	(1,620,002)

Total distributions to shareholders	(23,525,871)	(21,430,898)

Capital share transactions: (Note 2)
Class 1	(3,084,036)	(5,339,666)
Class 2	12,381,383	16,598,368
Class 4	(1,465,915)	1,632,254

Total capital share transactions	7,831,432	12,890,956

Net increase (decrease) in net assets	33,203,170	4,670,083
Net assets:
Beginning of year	318,478,499	313,808,416

End of year	$351,681,669	$318,478,499

Undistributed net investment income included in net assets:
End of year	$22,935,694	$22,720,819

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin High Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 86.87% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position for such contracts of $1,540.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

See Note 9 regarding other derivative information.

e. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

Shares of Beneficial Interest

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	237,071	$1,594,666	351,292	$2,313,979
Shares issued in reinvestment of distributions	461,534	2,935,357	434,223	2,826,791
Shares redeemed	(1,118,303)	(7,614,059)	(1,598,692)	(10,480,436)

Net increase (decrease)	(419,698)	$(3,084,036)	(813,177)	$(5,339,666)

Class 2 Shares:
Shares sold	6,520,319	$43,016,960	12,499,502	$81,812,457
Shares issued in reinvestment of distributions	3,021,240	18,731,686	2,674,662	16,984,105
Shares redeemed	(7,450,705)	(49,367,263)	(12,968,695)	(82,198,194)

Net increase (decrease)	2,090,854	$12,381,383	2,205,469	$16,598,368

Class 4 Shares:
Shares sold	86,672	$581,663	337,849	$2,262,900
Shares issued on reinvestment of distributions	294,584	1,858,828	250,774	1,620,002
Shares redeemed	(582,921)	(3,906,406)	(344,910)	(2,250,648)

Net increase (decrease)	(201,665)	$(1,465,915)	243,713	$1,632,254

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2013	$6,321,190
2014	40,420
2015	4,493,289
2016	8,150,741
2017	10,621,353

$29,626,993

During the year ended December 31, 2012, the Fund utilized $2,982,537 of capital loss carryforwards.

On December 31, 2012, the Fund had expired pre-enactment capital loss carryforwards of $6,027,053, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$23,525,871	$21,430,898

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$331,655,151

Unrealized appreciation	$22,092,189
Unrealized depreciation	(7,523,753)

Net unrealized appreciation (depreciation)	$14,568,436

Distributable earnings – undistributed ordinary income	$23,750,149

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, foreign currency transactions, payments-in-kind, bond discounts and premiums, and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $133,758,390 and $119,967,053, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2012, the Fund had 94.34% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2012, the aggregate value of these securities represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
10,000	[a]NewPage Holdings Inc. (Value is 0.27% of Net Assets)	9/17/09 – 3/09/10	$2,460,060	$958,000

a The Fund also invests in unrestricted securities or other investments in the issuer, valued at $– as of December 31, 2012.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

9. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$—	Unrealized depreciation on forward exchange contracts	$1,540

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$(720)	$(6,392)
Credit contracts	Net realized gain (loss) from swap contracts	$236,015	$—

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.01% of average month end net assets. The average month end number of open derivative contracts for the year was one.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a,b]	$820,820	$958,000	$—	[c]	$1,778,820
Corporate Bonds	—	329,979,024	191		329,979,215
Senior Floating Rate Interests	—	3,924,422	—		3,924,422
Short Term Investments	—	10,541,130	—		10,541,130

Total Investments in Securities	$820,820	$345,402,576	$191		$346,223,587

Liabilities:
Forward Exchange Contracts	—	1,540	—		1,540

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2012.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Currency	Selected Portfolio	Counterparty

EUR - Euro	FRN - Floating Rate Note	DBAB - Deutsche Bank AG
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.91%	+4.66%	+9.04%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Barclays U.S. Aggregate Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund invests in both equity and debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its equity benchmark, the S&P 500, which posted a +16.00% total return, but outperformed its fixed income benchmark, the Barclays U.S. Aggregate Index, which produced a +4.21% total return for the same period.1

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index, fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion. Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek debt, but slowing economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open Market Committee (FOMC) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treas-

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s portfolio includes a substantial portion of higher yielding, lower rated corporate bonds because of the relatively higher yields they offer. Floating rate loans are lower rated, higher yielding instruments, which are subject to increased risk of default and can potentially result in loss of principal. These securities carry a greater degree of credit risk relative to investment-grade securities. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

uries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012. During the 12 months under review, below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, produced strong returns and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.2

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

During the fiscal year, the Fund’s asset allocation shifted with a decrease in fixed income holdings and an increase in equity holdings. Both asset classes contributed significantly to the Fund’s total return for the year. The fixed income allocation declined, driven largely by reduced holdings of corporate bonds throughout the period. The equity allocation rose with an emphasis on dividend-paying large cap companies.

Fixed income markets benefited from persistently low long-term interest rates and a decline in credit spreads driven by stable corporate fundamentals and accommodative capital markets. These factors led to record-high corporate bond issuance, much of which was used to refinance existing debt at lower interest rates and extend debt

2. Please see Index Descriptions following the Fund Summaries.

Portfolio Breakdown

Franklin Income Securities Fund 12/31/12

% of Total Net Assets
Equity*	50.5%
Utilities	11.9%
Financials	9.8%
Energy	7.5%
Materials	6.4%
Health Care	6.0%
Telecommunication Services	2.7%
Industrials	2.2%
Other	4.0%
Fixed Income	48.4%
Consumer Discretionary	9.0%
Energy	8.7%
Information Technology	8.6%
Utilities	4.8%
Financials	4.0%
Materials	3.9%
Health Care	2.8%
Telecommunication Services	2.7%
Industrials	2.7%
Consumer Staples	1.2%
Short-Term Investments & Other Net Assets	1.1%

*Includes convertible bonds.

maturities. During this period of low absolute yields and a favorable credit environment, we remained focused on looking for opportunities in credit markets, emphasizing high yield corporate bonds. Our corporate bond exposure remained well diversified with our largest sector weightings in technology, energy, communications and consumer non-cyclical companies.3 Given the current interest rate environment, we continued to limit our holdings of other fixed income asset classes including Treasuries, agencies and mortgage-backed securities as we believed better income and capital appreciation opportunities existed in other asset classes.

Equity markets generated solid total returns as unprecedented global central bank actions reduced systemic risks to the global economy, resulting in a period of stable, albeit modest, economic growth. In this environment, many companies continued to benefit from robust profit margins and free cash flow generation. Shareholder-oriented activities including dividend payments and share buybacks increased, partly due to this healthy fundamental backdrop and also due to balance sheet positioning, particularly reduction in debt funding costs and extension of upcoming maturities. In this environment, we found what we considered to be numerous investment opportunities across a wide range of sectors and companies. At period-end, we held a diversified equity portfolio with leading sector concentrations in utilities, financials, energy, materials and health care.

Significant fixed income contributors included First Data and Freescale Semiconductor in the technology sector, Sprint Nextel and CC Media Holdings4 in communications, as well as consumer cyclical company Chrysler Group and consumer non-cyclical investment HCA Holdings.5 In general, detractors including Petroplus Finance,6 Dynegy and ATP Oil & Gas6 needed corporate restructuring as a result of business and balance sheet pressures.

Equity holdings that benefited performance included financials Bank of America, Wells Fargo & Co. and JPMorgan Chase & Co., health care companies Roche Holding, Merck & Co. and Pfizer, materials holding LyondellBasell Industries and industrials company General Electric.

3. Technology fixed income holdings are in information technology in the SOI. Energy fixed income holdings are in energy, materials and utilities in the SOI. Communications fixed income holdings are part of consumer discretionary, information technology and telecommunication services in the SOI. Consumer non-cyclical holdings are in consumer discretionary, consumer staples, financials and health care in the SOI.

4. CC Media Holdings comprises Clear Channel Communications, Inc. and Clear Channel Worldwide Holdings, Inc. in the SOI.

5. Consumer cyclical fixed income holdings are part of consumer discretionary, financials and industrials in the SOI.

6. Sold by period-end.

Top Five Equity Holdings

Franklin Income Securities Fund

12/31/12

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	2.5%
Financials
Bank of America Corp.	2.1%
Financials
Merck & Co. Inc.	2.0%
Health Care
The Dow Chemical Co.	1.4%
Materials
Johnson & Johnson	1.3%
Health Care

Top Five Fixed Income and Senior Floating Rate Interests Holdings*

Franklin Income Securities Fund

12/31/12

Issuer Sector/Industry	% of Total Net Assets
First Data Corp.	5.0%
Information Technology
Texas Competitive Electric Holdings Co. LLC	3.1%
Utilities
Freescale Semiconductor Inc.	2.3%
Information Technology
Clear Channel Communications Inc.	2.0%
Consumer Discretionary
Chesapeake Energy Corp.	1.8%
Energy

*Does not include convertible bonds.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Several detractors were negatively affected by weak natural gas prices including utilities Exelon and Entergy, and oil and natural gas exploration and production company Chesapeake Energy. Stagnant gold prices combined with cost pressures related to mining operations and labor led to weak share prices for mining companies Barrick Gold and Newmont Mining.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

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The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,066.20	$2.44
Hypothetical (5% return before expenses)	$1,000	$1,022.77	$2.39

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.47%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

SUPPLEMENT DATED DECEMBER 21, 2012

TO THE PROSPECTUS

DATED MAY 1, 2012

OF

FRANKLIN INCOME SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The following “Sub-Advisor” section added to page FI-S5 of the Fund Summary above the “Portfolio Managers” section:

Sub-Advisor

Templeton Investment Counsel, LLC (Investment Counsel). The term “investment manager” includes any Sub-Advisor.

II.  The Fund Summary “Portfolio Managers” section on page FI-S5 is revised to read as follows:

Portfolio Managers

EDWARD D. PERKS, CFA Senior Vice President of Advisers and portfolio manager of the Fund since 2002.

MATTHEW QUINLAN Portfolio Manager of Advisers and portfolio manager of the Fund since December 2012.

ALEX PETERS, CFA Vice President of Advisers and portfolio manager of the Fund since December 2012.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc. and portfolio manager of the Fund since 1989.

III.  The following paragraph has been added as the second paragraph to the Fund Details “Management” section beginning on page FI-D8:

Under separate agreements with Advisers, Templeton Investment Counsel, LLC (Investment Counsel), is the Fund’s Sub-Advisor. Investment Counsel provides Advisers with investment management advice and assistance. Investment Counsel is an indirect subsidiary of Franklin Resources, Inc. (Resources) and Advisers is a direct subsidiary of Resources. For purposes of the Fund’s investment strategies, techniques and risks, the term “investment manager” includes any Sub-Advisor.

IV.  For the Fund Details “Management” section disclosure concerning the portfolio management team beginning on page FI-D8 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in debt and equity securities. The portfolio managers of the team, including those of the Sub-Advisor, are as follows:

EDWARD D. PERKS, CFA Senior Vice President of Advisers

Mr. Perks has been a portfolio manager of the Fund since 2002. He has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1992.

MATTHEW QUINLAN Portfolio Manager of Advisers

Mr. Quinlan has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2005.

ALEX PETERS, CFA Vice President of Advisers

Mr. Peters has been a portfolio manager of the Fund since December 2012, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1992.

CHARLES B. JOHNSON Chairman of Franklin Resources, Inc.

Mr. Johnson has been a portfolio manager of the Fund since 1989, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1957.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.68	$15.16	$14.43	$11.53	$17.63

Income from investment operations[a]:
Net investment income[b]	0.91	0.96	0.89	0.91	1.10
Net realized and unrealized gains (losses)	0.90	(0.54)	0.85	3.08	(5.99)

Total from investment operations	1.81	0.42	1.74	3.99	(4.89)

Less distributions from:
Net investment income	(1.02)	(0.90)	(1.01)	(1.09)	(0.86)
Net realized gains	—	—	—	—	(0.35)

Total distributions	(1.02)	(0.90)	(1.01)	(1.09)	(1.21)

Net asset value, end of year	$15.47	$14.68	$15.16	$14.43	$11.53

Total return[c]	12.91%	2.71%	12.87%	35.88%	(29.41)%
Ratios to average net assets
Expenses	0.47%	0.47% [d]	0.47% [d]	0.47% [d]	0.47% [d]
Net investment income	6.03%	6.35%	6.28%	7.23%	7.28%

Supplemental data
Net assets, end of year (000’s)	$584,391	$1,300,935	$1,449,028	$910,504	$433,370
Portfolio turnover rate	26.66% [e]	28.65%	41.65%	42.30%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.32	$14.82	$14.12	$11.30	$17.31

Income from investment operations[a]:
Net investment income[b]	0.85	0.90	0.86	0.86	1.04
Net realized and unrealized gains (losses)	0.88	(0.53)	0.82	3.01	(5.87)

Total from investment operations	1.73	0.37	1.68	3.87	(4.83)

Less distributions from:
Net investment income	(0.98)	(0.87)	(0.98)	(1.05)	(0.83)
Net realized gains	—	—	—	—	(0.35)

Total distributions	(0.98)	(0.87)	(0.98)	(1.05)	(1.18)

Net asset value, end of year	$15.07	$14.32	$14.82	$14.12	$11.30

Total return[c]	12.65%	2.38%	12.67%	35.59%	(29.66)%
Ratios to average net assets
Expenses	0.72%	0.72% [d]	0.72% [d]	0.72% [d]	0.72% [d]
Net investment income	5.78%	6.10%	6.03%	6.98%	7.03%

Supplemental data
Net assets, end of year (000’s)	$6,182,997	$5,915,637	$6,309,207	$6,114,898	$4,944,457
Portfolio turnover rate	26.66% [e]	28.65%	41.65%	42.30%	43.89%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.54	$15.04	$14.33	$11.49	$16.90

Income from investment operations[b]:
Net investment income[c]	0.85	0.90	0.85	0.86	0.87
Net realized and unrealized gains (losses)	0.90	(0.54)	0.84	3.06	(5.07)

Total from investment operations	1.75	0.36	1.69	3.92	(4.20)

Less distributions from:
Net investment income	(0.97)	(0.86)	(0.98)	(1.08)	(0.86)
Net realized gains	—	—	—	—	(0.35)

Total distributions	(0.97)	(0.86)	(0.98)	(1.08)	(1.21)

Net asset value, end of year	$15.32	$14.54	$15.04	$14.33	$11.49

Total return[d]	12.56%	2.29%	12.54%	35.37%	(26.61)%
Ratios to average net assets[e]
Expenses	0.82%	0.82% [f]	0.82% [f]	0.82% [f]	0.82% [f]
Net investment income	5.68%	6.00%	5.93%	6.88%	6.93%

Supplemental data
Net assets, end of year (000’s)	$436,405	$431,435	$415,541	$347,733	$135,360
Portfolio turnover rate	26.66% [g]	28.65%	41.65%	42.30%	43.89%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 45.3%
Consumer Discretionary 0.8%
Comcast Corp., A	United States	781,500	$29,212,470
[a,b] Dex One Corp.	United States	2,294,381	3,625,122
[a]General Motors Co., wts., 7/10/16	United States	112,731	2,198,255
[a]General Motors Co., wts., 7/10/19	United States	112,731	1,408,010
[a]Motors Liquidation Co., GUC Trust	United States	35,826	759,511
[a]SuperMedia Inc., Litigation Trust	United States	3,472,135	8,680
Target Corp.	United States	394,200	23,324,814

			60,536,862

Consumer Staples 1.1%
Diageo PLC	United Kingdom	998,536	29,085,670
PepsiCo Inc.	United States	584,000	39,963,120
Safeway Inc.	United States	445,700	8,062,713

			77,111,503

Energy 7.3%
[a]Alpha Natural Resources Inc.	United States	117,300	1,142,502
Anadarko Petroleum Corp.	United States	315,100	23,415,081
BP PLC, ADR	United Kingdom	1,128,779	47,002,357
[a]Callon Petroleum Co.	United States	675,000	3,172,500
Canadian Oil Sands Ltd.	Canada	3,212,700	65,240,533
Chesapeake Energy Corp.	United States	781,500	12,988,530
Chevron Corp.	United States	561,000	60,666,540
ConocoPhillips	United States	651,300	37,768,887
Devon Energy Corp.	United States	500,000	26,020,000
Exxon Mobil Corp.	United States	698,750	60,476,812
Halliburton Co.	United States	1,251,700	43,421,473
Peabody Energy Corp.	United States	365,200	9,717,972
Royal Dutch Shell PLC, A, ADR	United Kingdom	995,648	68,649,930
Schlumberger Ltd.	United States	242,700	16,816,683
Spectra Energy Corp.	United States	600,000	16,428,000
Total SA, B, ADR	France	445,000	23,144,450
[a]Weatherford International Ltd.	United States	651,300	7,288,047

			523,360,297

Financials 6.6%
[a]Banco Santander SA	Spain	2,026,812	16,467,538
Bank of America Corp.	United States	5,209,800	60,433,680
Barclays PLC	United Kingdom	3,473,166	15,082,407
BlackRock Inc.	United States	209,100	43,223,061
Commonwealth Bank of Australia	Australia	374,700	24,425,183
HSBC Holdings PLC	United Kingdom	4,341,457	46,017,422
JPMorgan Chase & Co.	United States	1,606,400	70,633,408
M&T Bank Corp.	United States	434,200	42,755,674
MetLife Inc.	United States	321,791	10,599,796
QBE Insurance Group Ltd.	Australia	868,292	9,957,914
Wells Fargo & Co.	United States	3,363,100	114,950,758
Westfield Retail Trust	Australia	5,543,693	17,506,117

			472,052,958

Health Care 6.0%
Johnson & Johnson	United States	1,302,500	91,305,250
Merck & Co. Inc.	United States	3,473,200	142,192,808

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Health Care (continued)
Pfizer Inc.	United States	3,055,375	$76,628,805
Roche Holding AG	Switzerland	407,719	81,958,045
Sanofi, ADR	France	868,292	41,139,675

			433,224,583

Industrials 2.2%
Caterpillar Inc.	United States	69,500	6,225,810
General Electric Co.	United States	4,341,500	91,128,085
Republic Services Inc.	United States	527,300	15,465,709
Rockwell Automation Inc.	United States	103,900	8,726,561
Waste Management Inc.	United States	1,028,200	34,691,468

			156,237,633

Information Technology 1.3%
Intel Corp.	United States	3,000,000	61,890,000
Microsoft Corp.	United States	600,000	16,038,000
Texas Instruments Inc.	United States	585,300	18,109,182

			96,037,182

Materials 5.5%
Barrick Gold Corp.	Canada	989,804	34,653,038
BHP Billiton PLC	United Kingdom	1,646,892	58,118,106
The Dow Chemical Co.	United States	3,207,200	103,656,704
E. I. du Pont de Nemours and Co.	United States	1,047,500	47,106,075
Freeport-McMoRan Copper & Gold Inc., B	United States	500,000	17,100,000
LyondellBasell Industries NV, A	United States	1,050,000	59,944,500
Newmont Mining Corp.	United States	735,317	34,148,121
Rio Tinto PLC, ADR	United Kingdom	754,146	43,808,341

			398,534,885

Telecommunication Services 2.7%
AT&T Inc.	United States	1,736,600	58,540,786
CenturyLink Inc.	United States	434,200	16,985,904
France Telecom SA	France	458,892	5,089,511
Frontier Communications Corp.	United States	1,736,600	7,432,648
SK Telecom Co. Ltd., ADR	South Korea	438,574	6,942,626
Telstra Corp. Ltd.	Australia	6,946,331	31,681,496
Vivendi SA	France	448,617	10,143,197
Vodafone Group PLC	United Kingdom	23,878,012	60,117,908

			196,934,076

Utilities 11.8%
AGL Resources Inc.	United States	390,732	15,617,558
American Electric Power Co. Inc.	United States	1,323,200	56,474,176
Dominion Resources Inc.	United States	1,000,000	51,800,000
Duke Energy Corp.	United States	1,302,500	83,099,500
[a,c] Dynegy Holdings Inc., Escrow Account	United States	149,699,000	—
[a,b] Dynegy Inc.	United States	3,681,522	70,427,516
[a,b] Dynegy Inc., wts., 10/02/17	United States	242,666	305,759
Entergy Corp.	United States	738,100	47,053,875
Exelon Corp.	United States	2,100,000	62,454,000
FirstEnergy Corp.	United States	1,095,900	45,764,784
NextEra Energy Inc.	United States	651,300	45,063,447

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Utilities (continued)
PG&E Corp.	United States	1,736,600	$69,776,588
Pinnacle West Capital Corp.	United States	260,500	13,280,290
PPL Corp.	United States	1,615,400	46,248,902
Public Service Enterprise Group Inc.	United States	1,823,500	55,799,100
Sempra Energy	United States	868,300	61,597,202
The Southern Co.	United States	1,000,000	42,810,000
TECO Energy Inc.	United States	1,953,700	32,744,012
Xcel Energy Inc.	United States	1,710,964	45,699,849

			846,016,558

Total Common Stocks and Other Equity Interests (Cost $2,999,312,283)			3,260,046,537

[d] Equity-Linked Securities 0.7%
Information Technology 0.1%
Credit Suisse New York into Corning Inc., 9.00%	United States	525,000	6,840,120

Materials 0.6%
[e]Deutsche Bank AG into Freeport-McMoRan Copper & Gold Inc., 10.00%, 144A	United States	500,000	18,192,650
[e]Deutsche Bank AG into LyondellBasell Industries NV, 9.00%, 144A	United States	250,000	13,987,500
[e]JPMorgan Chase & Co. into Nucor Corp., 7.50%, 144A	United States	285,000	11,982,882

			44,163,032

Total Equity-Linked Securities (Cost $51,350,750)			51,003,152

Convertible Preferred Stocks 3.1%
Consumer Discretionary 0.2%
General Motors Co., 4.75%, cvt. pfd., B	United States	279,950	12,354,193

Energy 0.2%
SandRidge Energy Inc., 7.00%, cvt. pfd.	United States	121,600	12,549,120

Financials 2.5%
Bank of America Corp., 7.25%, cvt. pfd., L	United States	78,200	88,757,000
[a]Fannie Mae, 5.375%, cvt. pfd.	United States	525	2,047,495
FelCor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	347,325	8,426,104
MetLife Inc., 5.00%, cvt. pfd.	United States	455,925	20,274,985
Wells Fargo & Co., 7.50%, cvt. pfd., A	United States	53,000	65,137,000

			184,642,584

Materials 0.1%
AngloGold Ashanti Holdings Finance PLC, 6.00%, cvt. pfd.	South Africa	173,700	6,491,169

Utilities 0.1%
NextEra Energy Inc., 5.889%, cvt. pfd.	United States	83,100	4,181,459

Total Convertible Preferred Stocks (Cost $226,671,421)			220,218,525

Preferred Stocks 0.5%
Consumer Discretionary 0.0%†
[a]Motors Liquidation Co., Escrow pfd., C	United States	1,400,000	14,000

Financials 0.5%
[e]Ally Financial Inc., 7.00%, pfd., 144A	United States	31,489	30,929,088
Ally Financial Inc., 8.50%, pfd., A	United States	65,125	1,710,834
[a]Fannie Mae, 6.75%, pfd.	United States	434,150	672,933
[a]Fannie Mae, 7.625%, pfd., R	United States	694,650	1,069,761

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Shares/ Warrants		Value
Preferred Stocks (continued)
Financials (continued)
[a]Fannie Mae, 8.25%, pfd.	United States	739,375		$1,234,756
[a]Freddie Mac, 8.375%, pfd., Z	United States	1,345,175		2,354,056

				37,971,428

Total Preferred Stocks (Cost $93,154,228)				37,985,428

		Principal Amount*
Convertible Bonds 0.9%
Consumer Discretionary 0.5%
[e]Volkswagen International Finance, cvt., sub. note, 144A, 5.50%, 11/09/15	Germany	25,000,000	EUR	36,368,506

Financials 0.2%
Forest City Enterprises Inc., cvt., 4.25%, 8/15/18	United States	9,800,000		10,357,375

Materials 0.2%
Cemex SAB de CV, cvt., sub. note,
3.25%, 3/15/16	Mexico	6,700,000		7,566,712
3.75%, 3/15/18	Mexico	7,920,000		8,924,097

				16,490,809

Total Convertible Bonds (Cost $55,682,966)				63,216,690

Corporate Bonds 41.2%
Consumer Discretionary 6.9%
[e]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	5,300,000		5,909,500
Cablevision Systems Corp., senior note,
7.75%, 4/15/18	United States	20,000,000		22,350,000
8.00%, 4/15/20	United States	15,700,000		17,760,625
Caesars Operating Escrow LLC/Corp.,
[e]secured note, 144A, 9.00%, 2/15/20	United States	15,000,000		15,075,000
senior secured note, 8.50%, 2/15/20	United States	8,900,000		8,861,062
CCO Holdings LLC/CCO Holdings Capital Corp., senior note, 6.50%, 4/30/21	United States	15,000,000		16,256,250
Chrysler Group LLC/CG Co-Issuer Inc., senior secured note,
8.00%, 6/15/19	United States	25,000,000		27,375,000
8.25%, 6/15/21	United States	12,800,000		14,144,000
CityCenter Holdings/Finance, senior secured note,
7.625%, 1/15/16	United States	4,100,000		4,407,500
[f]PIK, 11.50%, 1/15/17	United States	7,554,977		7,834,300
Clear Channel Communications Inc.,
[e]144A, 9.00%, 12/15/19	United States	18,000,000		16,560,000
senior note, 10.75%, 8/01/16	United States	12,000,000		9,120,000
senior note, 9.00%, 3/01/21	United States	69,100,000		62,017,250
Clear Channel Worldwide Holdings Inc., senior sub. note, 7.625%,
3/15/20	United States	8,750,000		8,859,375
3/15/20	United States	1,250,000		1,253,125
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	15,000,000		16,762,500
[e]CSC Holdings LLC, senior note, 144A, 6.75%, 11/15/21	United States	21,000,000		23,388,750
[g]Cumulus Media Holdings Inc., senior note, 7.75%, 5/01/19	United States	10,000,000		9,875,000
[b,f] Dex One Corp., senior sub. note, PIK, 14.00%, 1/29/17	United States	14,417,689		4,853,124
The Goodyear Tire & Rubber Co., senior note, 8.25%, 8/15/20	United States	9,700,000		10,694,250
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	10,000,000		10,762,500
[e]HD Supply Inc., 144A, 8.125%, 4/15/19	United States	5,000,000		5,712,500
[e]Jaguar Land Rover PLC, 144A, 8.125%, 5/15/21	United Kingdom	2,118,000		2,348,333

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
KB Home,
senior bond, 7. 50%, 9/15/22	United States	6,500,000		$7,117,500
senior note, 6.25%, 6/15/15	United States	15,000,000		16,012,500
senior note, 7.25%, 6/15/18	United States	10,600,000		11,580,500
[e]Landry’s Inc., senior note, 144A, 9.375%, 5/01/20	United States	7,500,000		7,950,000
[e]Laureate Education Inc., 144A, 9.25%, 9/01/19	United States	5,000,000		5,250,000
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	5,000,000		5,387,500
10.00%, 11/01/16	United States	20,000,000		23,250,000
[e]144A, 8.625%, 2/01/19	United States	3,700,000		4,144,000
[e]144A, 6.75%, 10/01/20	United States	5,500,000		5,630,625
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	11,700,000		12,987,000
[e]Unitymedia GmbH, senior secured note, 144A, 9.625%, 12/01/19	Germany	3,000,000	EUR	4,465,071
[e]Unitymedia Hessen/NRW, senior secured note, 144A, 8.125%, 12/01/17	Germany	5,500,000	EUR	7,875,475
[e]Univision Communications Inc., senior secured note, 144A, 6.875%, 5/15/19	United States	15,000,000		15,675,000
[e]UPCB Finance III Ltd., senior secured note, 144A, 6.625%, 7/01/20	Netherlands	12,500,000		13,453,125
[e]UPCB Finance V Ltd., senior secured note, 144A, 7.25%, 11/15/21	Netherlands	6,000,000		6,630,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	32,800,000		29,602,000

				499,190,240

Consumer Staples 1.2%
[e]Boparan Finance PLC, senior note, 144A,
9.75%, 4/30/18	United Kingdom	2,000,000	EUR	2,995,492
9.875%, 4/30/18	United Kingdom	7,500,000	GBP	13,802,344
[e]Innovation Ventures LLC/Finance Corp., secured note, 144A, 9.50%, 8/15/19	United States	5,000,000		4,725,000
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	10,000,000		11,200,000
[e]144A, 8.25%, 2/01/20	United States	10,000,000		10,650,000
[e]144A, 7.25%, 6/01/21	United States	12,500,000		12,593,750
Smithfield Foods Inc., senior bond, 6.625%, 8/15/22	United States	4,400,000		4,873,000
SUPERVALU Inc., senior note, 8.00%, 5/01/16	United States	20,000,000		19,150,000
[e]U.S. Foodservice, senior note, 144A, 8.50%, 6/30/19	United States	7,500,000		7,687,500

				87,677,086

Energy 8.4%
Alpha Natural Resources Inc., senior note, 6.25%, 6/01/21	United States	2,500,000		2,300,000
Antero Resources Finance Corp., senior note,
9.375%, 12/01/17	United States	14,600,000		16,096,500
7.25%, 8/01/19	United States	3,900,000		4,270,500
Arch Coal Inc., senior note,
7.00%, 6/15/19	United States	5,500,000		5,142,500
7.25%, 6/15/21	United States	12,500,000		11,593,750
Bill Barrett Corp., senior note, 7.00%, 10/15/22	United States	5,000,000		5,175,000
Callon Petroleum Co., senior secured note, 13.00%, 9/15/16	United States	7,765,750		8,076,380
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	25,000,000		26,437,500
Chesapeake Energy Corp., senior note,
[g]6.50%, 8/15/17	United States	34,000,000		37,060,000
6.875%, 8/15/18	United States	16,200,000		17,172,000
7.25%, 12/15/18	United States	33,000,000		36,135,000
6.775%, 3/15/19	United States	17,500,000		17,543,750
Compagnie Generale de Geophysique-Veritas, senior note, 6.50%, 6/01/21	France	12,500,000		13,437,500
[e]Connacher Oil and Gas Ltd., secured note, 144A, 8.50%, 8/01/19	Canada	7,000,000		4,830,000
CONSOL Energy Inc., senior note, 8.25%, 4/01/20	United States	1,800,000		1,957,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
El Paso Corp., senior note, MTN, 7.75%, 1/15/32	United States	22,000,000	$25,907,838
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000	17,212,500
EP Energy LLC/Finance Inc., senior note, 9.375%, 5/01/20	United States	10,000,000	11,325,000
EXCO Resources Inc., senior note, 7.50%, 9/15/18	United States	10,500,000	10,237,500
[e]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,840,000	17,682,000
[e]Halcon Resources Corp., senior note, 144A, 9.75%, 7/15/20	United States	10,000,000	10,850,000
Linn Energy LLC/Finance Corp., senior note, 8.625%, 4/15/20	United States	20,000,000	21,900,000
[e]Magnum Hunter Resources Corp., senior note, 144A, 9.75%, 5/15/20	United States	5,000,000	5,212,500
[e]Midstates Petroleum Inc./LLC, senior note, 144A, 10.75%, 10/01/20	United States	5,000,000	5,337,500
Offshore Group Investment Ltd.,
[e] first lien, 144A, 7.50%, 11/01/19	United States	17,900,000	18,168,500
senior secured note, 11.50%, 8/01/15	United States	6,756,000	7,380,930
[e]OGX Petroleo e Gas Participacoes SA, senior note, 144A, 8.50%, 6/01/18	Brazil	15,000,000	13,584,375
Peabody Energy Corp., senior note, 6.25%, 11/15/21	United States	10,000,000	10,675,000
Plains Exploration & Production Co., senior note, 6.50%, 11/15/20	United States	10,000,000	11,125,000
Quicksilver Resources Inc., senior note, 9.125%, 8/15/19	United States	20,000,000	17,900,000
Sabine Pass LNG LP,
[e]144A, 6.50%, 11/01/20	United States	10,000,000	10,225,000
senior secured note, 7.50%, 11/30/16	United States	25,000,000	27,687,500
[e]Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	26,300,000	27,943,750
SandRidge Energy Inc., senior note,
9.875%, 5/15/16	United States	17,500,000	18,943,750
8.75%, 1/15/20	United States	25,000,000	27,500,000
7.50%, 3/15/21	United States	13,300,000	14,297,500
8.125%, 10/15/22	United States	10,000,000	11,000,000
7.50%, 2/15/23	United States	6,600,000	7,095,000
[e]144A, 8.00%, 6/01/18	United States	7,800,000	8,307,000
W&T Offshore Inc., senior note, 8.50%, 6/15/19	United States	40,500,000	43,740,000

			608,466,023

Financials 3.6%
Ally Financial Inc., senior note, 6.25%, 12/01/17	United States	5,000,000	5,552,950
[h]Bank of America Corp., pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	5,000,000	5,542,550
E*TRADE Financial Corp., senior note, 6.00%, 11/15/17	United States	12,500,000	12,843,750
Hexion U.S. Finance Corp., senior secured note, 8.875%, 2/01/18	United States	8,000,000	8,260,000
International Lease Finance Corp., senior note,
8.75%, 3/15/17	United States	15,000,000	17,400,000
8.875%, 9/01/17	United States	20,000,000	23,601,600
[h]JPMorgan Chase & Co., junior sub. note, 1, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	85,000,000	96,651,120
[e]Kinetic Concepts Inc./USA, senior note, 144A, 12.50%, 11/01/19	United States	5,000,000	4,806,250
[e]Ladder Capital Finance Holdings LLC/Corp., senior note, 144A, 7.375%, 10/01/17	United States	5,000,000	5,162,500
[e]Liberty Mutual Group Inc., junior sub. note, 144A, 10.75% to 6/15/38, FRN thereafter, 6/15/88	United States	25,000,000	37,500,000
Morgan Stanley, senior note, 5.50%, 1/26/20	United States	15,000,000	16,837,845
[e]Nationstar Mortgage LLC/Nationstar Capital Corp., senior note, 144A, 9.625%, 5/01/19	United States	10,000,000	11,300,000
[e]Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	13,600,000	13,600,000

			259,058,565

Health Care 2.8%
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	4,900,000	5,420,625
HCA Holdings Inc., senior note, 7.75%, 5/15/21	United States	10,000,000	10,900,000
HCA Inc.,
senior note, 8.00%, 10/01/18	United States	12,000,000	13,920,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Health Care (continued)
HCA Inc., (continued)
senior note, 7.50%, 2/15/22	United States	34,500,000	$39,675,000
senior note, 5.875%, 5/01/23	United States	7,500,000	7,781,250
senior secured note, 6.50%, 2/15/20	United States	20,000,000	22,550,000
[e,f] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	10,200,000	10,761,000
Tenet Healthcare Corp.,
senior note, 8.00%, 8/01/20	United States	24,879,000	26,915,968
[i] senior note, FRN, 9.25%, 2/01/15	United States	13,500,000	15,221,250
senior secured note, 10.00%, 5/01/18	United States	16,750,000	19,136,875
Vanguard Health Holding Co. II LLC/Inc., senior note,
8.00%, 2/01/18	United States	23,100,000	24,024,000
7.75%, 2/01/19	United States	4,000,000	4,160,000

			200,465,968

Industrials 2.0%
[e]Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	12,900,000	12,190,500
[e]Algeco Scotsman Global Finance PLC,
secured note, 144A, 8.50%, 10/15/18	United Kingdom	9,900,000	10,277,437
senior note, 144A, 10.75%, 10/15/19	United Kingdom	5,000,000	4,937,500
[e] CEVA Group PLC,
senior note, 144A, 12.75%, 3/31/20	United Kingdom	15,000,000	11,100,000
senior secured note, 144A, 8.375%, 12/01/17	United Kingdom	7,500,000	7,471,875
senior secured note, 144A, 11.50%, 4/01/18	United Kingdom	30,300,000	25,603,500
[e]HDTFS Inc., senior note, 144A,
5.875%, 10/15/20	United States	1,400,000	1,470,000
6.25%, 10/15/22	United States	1,700,000	1,819,000
Hertz Corp., senior note, 6.75%, 4/15/19	United States	7,500,000	8,221,875
The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18	United States	10,000,000	11,175,000
[g]Navistar International Corp., senior note, 8.25%, 11/01/21	United States	16,300,000	15,811,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	13,900,000	15,133,625
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	8,800,000	9,790,000
[e]UR Financing Escrow Corp., senior note, 144A, 7.625%, 4/15/22	United States	8,000,000	8,980,000

			143,981,312

Information Technology 7.3%
CDW LLC/Finance Corp.,
senior note, 8.50%, 4/01/19	United States	23,725,000	25,800,937
senior sub. note, 12.535%, 10/12/17	United States	4,348,000	4,668,665
Ceridian Corp., senior note, 11.25%, 11/15/15	United States	4,500,000	4,522,500
[e]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	4,000,000	4,400,000
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	80,000,000	84,600,000
senior note, 9.875%, 9/24/15	United States	7,500,000	7,687,500
senior note, 9.875%, 9/24/15	United States	4,645,000	4,749,513
[f]senior note, PIK, 10.55%, 9/24/15	United States	13,500,000	13,888,125
[e]senior secured bond, 144A, 8.25%, 1/15/21	United States	45,000,000	45,225,000
[e,f] senior secured note, 144A, PIK, 8.75%, 1/15/22	United States	33,188,000	34,100,670
senior sub. note, 11.25%, 3/31/16	United States	90,000,000	88,650,000
Freescale Semiconductor Inc.,
senior note, 8.05%, 2/01/20	United States	35,000,000	35,000,000
senior note, 10.75%, 8/01/20	United States	64,846,000	69,871,565
[e]senior secured note, 144A, 10.125%, 3/15/18	United States	4,438,000	4,926,180
[e]senior secured note, 144A, 9.25%, 4/15/18	United States	51,700,000	56,740,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Information Technology (continued)
Infor US Inc., senior note, 9.375%, 4/01/19	United States	4,100,000		$4,622,750
[e]Sanmina Corp., senior note, 144A, 7.00%, 5/15/19	United States	15,000,000		15,375,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	7,500,000		7,687,500
ViaSat Inc., senior note, 6.875%, 6/15/20	United States	12,500,000		13,125,000

				525,641,655

Materials 3.8%
Berry Plastics Corp., senior secured note, 9.75%, 1/15/21	United States	5,000,000		5,787,500
[e]Cemex Finance LLC, senior secured note, 144A,
9.50%, 12/14/16	United States	3,000,000		3,277,500
9.375%, 10/12/22	Mexico	7,100,000		8,023,000
[e]Cemex SAB de CV, senior secured note, 144A,
9.00%, 1/11/18	Mexico	26,000,000		28,394,210
9.50%, 6/15/18	Mexico	12,000,000		13,492,500
Dynacast International LLC/Finance Inc., 9.25%, 7/15/19	United States	10,000,000		10,750,000
[e]Edgen Murray Corp., secured note, 144A, 8.75%, 11/01/20	United States	10,000,000		10,150,000
[e]FMG Resources (August 2006) Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	10,000,000		10,513,450
6.875%, 2/01/18	Australia	11,900,000		12,331,375
8.25%, 11/01/19	Australia	15,000,000		16,050,000
Huntsman International LLC, senior note, 5.50%, 6/30/16	United States	578,000		579,445
[e]Ineos Finance PLC, senior secured note, 144A, 8.375%, 2/15/19	United Kingdom	5,100,000		5,508,000
[e] Ineos Group Holdings Ltd.,
senior note, 144A, 7.875%, 2/15/16	United Kingdom	30,000,000	EUR	39,489,030
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	5,000,000		5,000,000
[e]Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	4,500,000		4,938,750
[e]Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	9,400,000	EUR	12,053,572
[e] Kinove German Bondco GmbH,
senior secured bond, 144A, 10.00%, 6/15/18	Germany	8,910,000	EUR	13,014,233
senior secured note, 144A, 9.625%, 6/15/18	Germany	11,100,000		12,119,813
Reynolds Group Issuer Inc./LLC/SA,
[e]secured note, 144A, 5.75%, 10/15/20	United States	14,200,000		14,697,000
senior note, 9.00%, 4/15/19	United States	5,000,000		5,225,000
senior note, 9.875%, 8/15/19	United States	16,800,000		18,060,000
senior note, 8.25%, 2/15/21	United States	5,200,000		5,304,000
senior secured note, 6.875%, 2/15/21	United States	10,000,000		10,825,000
[e]Walter Energy Inc., senior note, 144A, 9.875%, 12/15/20	United States	7,000,000		7,840,000

				273,423,378

Telecommunication Services 2.7%
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	45,000,000		46,125,000
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	12,900,000		14,899,500
9.25%, 7/01/21	United States	7,400,000		8,713,500
7.125%, 1/15/23	United States	10,000,000		10,637,500
Sprint Nextel Corp.,
6.00%, 12/01/16	United States	10,000,000		10,925,000
11.50%, 11/15/21	United States	30,000,000		40,912,500
senior note, 9.125%, 3/01/17	United States	13,300,000		15,727,250
senior note, 8.375%, 8/15/17	United States	12,700,000		14,827,250
senior note, 7.00%, 8/15/20	United States	5,000,000		5,487,500
[e]senior note, 144A, 9.00%, 11/15/18	United States	20,000,000		24,750,000

				193,005,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities 2.5%
[e]Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	5,154,000	$5,811,135
7.50%, 2/15/21	United States	13,514,000	15,000,540
7.875%, 1/15/23	United States	10,020,000	11,372,700
GenOn Energy Inc., senior note,
7.625%, 6/15/14	United States	14,500,000	15,551,250
7.875%, 6/15/17	United States	25,000,000	27,750,000
[e]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	7,500,000	6,750,000
Niska Gas Storage U.S./Canada, senior note, 8.875%, 3/15/18	United States	15,000,000	15,487,500
[f]Texas Competitive Electric Holdings Co. LLC, senior note, PIK, 11.25%, 11/01/16	United States	16,181,198	3,256,466
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	122,939,000	36,574,352
senior note, B, 10.25%, 11/01/15	United States	64,193,000	18,455,488
[e]senior secured note, 144A, 11.50%, 10/01/20	United States	20,000,000	15,750,000
senior secured note, B, 15.00%, 4/01/21	United States	17,547,000	6,053,715

			177,813,146

Total Corporate Bonds (Cost $2,838,918,118)			2,968,722,373

[i,j] Senior Floating Rate Interests 6.8%
Consumer Discretionary 2.1%
Chrysler Group LLC, Tranche B Term Loan, 6.00%, 5/24/17	United States	44,029,500	45,056,620
Clear Channel Communications Inc., Tranche B Term Loan, 3.862%, 1/29/16	United States	54,719,109	45,485,259
Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	40,000,000	41,300,000
Dex Media West LLC, Term Loan B, 7.00%, 10/24/14	United States	3,623,467	2,702,502
HD Supply Inc., Term Loan Facility, 7.25%, 10/12/17	United States	6,965,000	7,168,148
Landry’s Inc., B Term Loan, 6.50% - 7.50%, 4/24/18	United States	8,902,575	9,013,858
SuperMedia, Exit Term Loan, 11.00%, 12/31/15	United States	2,239,145	1,612,184

			152,338,571

Energy 0.3%
Chesapeake Energy Corp., Senior Unsecured Term Loan, 5.75%, 12/02/17	United States	20,000,000	20,063,880

Industrials 0.7%
Altegrity Inc.,
Term Loan B, 2.961%, 2/21/15	United States	12,476,821	11,619,040
Tranche D Term Loan, 7.75%, 2/21/15	United States	12,585,755	12,522,826
CEVA Group PLC,
Dollar Tranche B L/C, 5.311%, 8/31/16	United Kingdom	2,105,263	2,009,211
EGL Tranche B Term Loans, 5.313%, 8/31/16	United Kingdom	12,291,882	11,731,065
Navistar Inc., Tranche B Term Loan, 7.00%, 8/17/17	United States	8,800,000	8,866,000

			46,748,142

Information Technology 1.3%
First Data Corp.,
2017 Term Loan, 5.211%, 3/24/17	United States	57,510,381	56,670,212
2018 Term Loan, 4.211%, 3/24/18	United States	22,436,455	21,419,029
Freescale Semiconductor Inc., Tranche B-1 Term Loan, 4.464%, 12/01/16	United States	2,581,931	2,538,898
Sophia LP (Datatel), Initial Term Loan, 6.25%, 7/19/18	United States	7,269,331	7,371,560
SRA International Inc., Term Loan, 6.50%, 7/20/18	United States	8,171,429	7,813,928

			95,813,627

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund	Country	Principal Amount*	Value
Senior Floating Rate Interests (continued)
Materials 0.1%
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	9,925,000	$10,047,514

Utilities 2.3%
Dynegy Midwest Generation LLC, Term Loan, 9.25%, 8/05/16	United States	9,059,330	9,444,352
Dynegy Power LLC, Term Loan, 9.25%, 8/05/16	United States	14,835,240	15,550,506
Texas Competitive Electric Holdings Co. LLC,
[k]2014 Term Loan, 3.713% - 3.81%, 10/10/14	United States	54,500,000	41,590,312
2017 Term Loan, 4.713% - 4.81%, 10/10/17	United States	149,606,875	100,744,223

			167,329,393

Total Senior Floating Rate Interests (Cost $513,840,991)			492,341,127

Asset-Backed Securities and Commercial Mortgage-Backed
Securities (Cost $23,894,087) 0.4%
Financials 0.4%
[e,i] Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.509%, 11/15/15	United States	27,464,467	27,484,173

Total Investments before Short Term Investments (Cost $6,802,824,844)			7,121,018,005

Short Term Investments 0.7%
Repurchase Agreements (Cost $51,000,050) 0.6%
[l]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $51,000,488)	United States	51,000,050	51,000,050
BNP Paribas Securities Corp. (Maturity Value $6,639,244)
Credit Suisse Securities (USA) LLC (Maturity Value $8,299,309)
Deutsche Bank Securities Inc. (Maturity Value $5,355,051)
HSBC Securities (USA) Inc. (Maturity Value $14,938,552)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $6,639,244)
Morgan Stanley & Co. LLC (Maturity Value $2,489,844)
UBS Securities LLC (Maturity Value $6,639,244)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37;
U.S. Treasury Bonds, 11.25%, 2/15/15 and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $52,025,837)

		Shares
[m]Investments from Cash Collateral Received for Loaned Securities (Cost $5,553,862) 0.1%
Money Market Funds 0.1%
[n]BNY Mellon Overnight Government Fund, 0.191%	United States	5,553,862	5,553,862

Total Investments (Cost $6,859,378,756) 99.6%			7,177,571,917
Other Assets, less Liabilities 0.4%			26,221,662

Net Assets 100.0%			$7,203,793,579

See Abbreviations on page FI-36.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Income Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days.

dSee Note 1(e) regarding equity-linked securities.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $1,077,680,859, representing 14.96% of net assets.

fIncome may be received in additional securities and/or cash.

gA portion or all of the security is on loan at December 31, 2012. See Note 1(f).

hPerpetual security with no stated maturity date.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(g) regarding senior floating rate interests.

kSecurity purchased on a delayed delivery basis. See Note 1(d).

lSee Note 1(c) regarding joint repurchase agreement.

mSee Note 1(f) regarding securities on loan.

nThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,808,378,706
Cost - Repurchase agreements	51,000,050

Total cost of investments	$6,859,378,756

Value - Unaffiliated issuers	$7,126,571,867
Value - Repurchase agreements	51,000,050

Total value of investments (Includes securities loaned in the amount of $5,368,405)	7,177,571,917
Cash	1,905,173
Receivables:
Investment securities sold	19,993,698
Capital shares sold	1,705,511
Dividends and interest	79,860,668
Other assets	182

Total assets	7,281,037,149

Liabilities:
Payables:
Investment securities purchased	52,711,791
Capital shares redeemed	12,371,717
Affiliates	5,559,829
Payable upon return of securities loaned	5,553,862
Accrued expenses and other liabilities	1,046,371

Total liabilities	77,243,570

Net assets, at value	$7,203,793,579

Net assets consist of:
Paid-in capital	$7,526,169,858
Undistributed net investment income	445,550,700
Net unrealized appreciation (depreciation)	318,257,189
Accumulated net realized gain (loss)	(1,086,184,168)

Net assets, at value	$7,203,793,579

Class 1:
Net assets, at value	$584,391,438

Shares outstanding	37,772,706

Net asset value and maximum offering price per share	$15.47

Class 2:
Net assets, at value	$6,182,996,678

Shares outstanding	410,299,761

Net asset value and maximum offering price per share	$15.07

Class 4:
Net assets, at value	$436,405,463

Shares outstanding	28,481,655

Net asset value and maximum offering price per share	$15.32

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Income Securities Fund
Investment income:
Dividends	$134,047,671
Interest:
Unaffiliated issuers	370,607,359
Non-controlled affiliated issuers (Note 8)	1,911,502
Income from securities loaned	952,335

Total investment income	507,518,867

Expenses:
Management fees (Note 3a)	35,345,829
Distribution fees: (Note 3c)
Class 2	15,243,553
Class 4	1,535,801
Unaffiliated transfer agent fees	1,601
Custodian fees (Note 4)	207,200
Reports to shareholders	691,820
Professional fees	236,105
Trustees’ fees and expenses	31,343
Other	204,789

Total expenses	53,498,041

Net investment income	454,020,826

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments: (includes gains from a redemption in-kind of $38,277,774) (Note 10)
Unaffiliated issuers	(17,240,921)
Non-controlled affiliated issuers (Note 8)	(30,029,127)
Foreign currency transactions	404,890

Net realized gain (loss)	(46,865,158)

Net change in unrealized appreciation (depreciation) on:
Investments	534,607,906
Translation of other assets and liabilities denominated in foreign currencies	257,752

Net change in unrealized appreciation (depreciation)	534,865,658

Net realized and unrealized gain (loss)	488,000,500

Net increase (decrease) in net assets resulting from operations	$942,021,326

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$454,020,826	$498,525,907
Net realized gain (loss) from investments, written options and foreign currency transactions	(46,865,158)	224,314,451
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	534,865,658	(562,321,188)

Net increase (decrease) in net assets resulting from operations	942,021,326	160,519,170

Distributions to shareholders from net investment income:
Class 1	(90,282,701)	(96,601,395)
Class 2	(392,684,736)	(356,087,463)
Class 4	(28,048,130)	(24,430,578)

Total distributions to shareholders	(511,015,567)	(477,119,436)

Capital share transactions: (Note 2)
Class 1	(793,290,008)	(55,103,339)
Class 2	(63,192,261)	(185,660,731)
Class 4	(18,736,873)	31,595,919

Total capital share transactions	(875,219,142)	(209,168,151)

Net increase (decrease) in net assets	(444,213,383)	(525,768,417)
Net assets:
Beginning of year	7,648,006,962	8,173,775,379

End of year	$7,203,793,579	$7,648,006,962

Undistributed net investment income included in net assets:
End of year	$445,550,700	$491,942,579

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Securities Purchased on a Delayed Delivery Basis

The Fund purchases securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Equity-Linked Securities

The Fund invests in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

f. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

g. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	39,214,078	$586,304,676	46,373,672	$684,944,435
Shares issued in reinvestment of distributions	6,331,185	90,282,701	6,487,669	96,601,395
Shares redeemed in-kind (Note 10)	(29,984,492)	(458,420,903)	—	—
Shares redeemed	(66,431,278)	(1,011,456,482)	(59,777,035)	(836,649,169)

Net increase (decrease)	(50,870,507)	$(793,290,008)	(6,915,694)	$(55,103,339)

Class 2 Shares:
Shares sold	37,383,185	$550,351,184	36,881,385	$540,163,327
Shares issued in reinvestment of distributions	28,230,391	392,684,736	24,473,365	356,087,463
Shares redeemed	(68,491,604)	(1,006,228,181)	(74,034,875)	(1,081,911,521)

Net increase (decrease)	(2,878,028)	$(63,192,261)	(12,680,125)	$(185,660,731)

Class 4 Shares:
Shares sold	2,795,409	$41,861,767	4,165,273	$62,663,608
Shares issued on reinvestment of distributions	1,982,200	28,048,130	1,652,948	24,430,578
Shares redeemed	(5,962,592)	(88,646,770)	(3,777,871)	(55,498,267)

Net increase (decrease)	(1,184,983)	$(18,736,873)	2,040,350	$31,595,919

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Under a subadvisory agreement, TIC, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2012, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 4.33% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2016	$310,746,276
2017	521,405,875
2018	157,561,044
Capital loss carryforwards not subject to expiration:
Long term	93,754,582

Total capital loss carryforwards	$1,083,467,777

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$511,015,567	$477,119,436

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$6,880,521,099

Unrealized appreciation	$897,173,832
Unrealized depreciation	(600,123,014)

Net unrealized appreciation (depreciation)	$297,050,818

Distributable earnings – undistributed ordinary income	$463,892,527

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities, payments-in-kind, bond discounts and premiums, corporate actions, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $1,926,297,246 and $2,245,026,653, respectively. Sales of investments excludes redemption in-kind of $458,420,903.

7. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2012, the Fund had 46.64% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

Name of Issuer	Number of Shares/Principal Amount Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares/Principal Amount Held at End of Year	Value at End of Year		Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
[a]Dex Media West LLC, Term Loan B,
7.00%, 10/24/14	4,265,968	—	642,501	3,623,467	$—	[b]	$237,212	$136,733
Dex One Corp.	2,642,381	—	348,000	2,294,381	—	[b]	—	(15,603,964)
Dex One Corp., senior sub. note, PIK, 14.00%, 1/29/17	32,511,674	1,625,464	19,719,449	14,417,689	—	[b]	1,674,290	(14,561,896)

Total Affiliated Securities (0.00% of Net Assets)					$—		$1,911,502	$(30,029,127)

aCompany is a wholly owned subsidiary of Dex One Corp.

bAs of December 31, 2012, no longer an affiliate.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

10. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $38,277,774 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $323,692,469 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Consumer Discretionary	$72,882,375	$22,680	$—		$72,905,055
Consumer Staples	48,025,833	29,085,670			77,111,503
Energy	523,360,297	12,549,120	—		535,909,417
Financials	467,096,806	227,570,164	—		694,666,970
Materials	346,907,948	58,118,106			405,026,054
Telecommunication Services	89,901,964	107,032,112	—		196,934,076
Utilities	846,016,558	4,181,459	—	[c]	850,198,017
All Other Equity Investments[b]	685,499,398	—	—		685,499,398
Equity-Linked Securities	—	51,003,152	—		51,003,152
Convertible Bonds	—	63,216,690	—		63,216,690
Corporate Bonds	—	2,968,722,373	—		2,968,722,373
Senior Floating Rate Interests	—	492,341,127	—		492,341,127
Asset-Backed Securities and Commercial Mortgage- Backed Securities	—	27,484,173	—		27,484,173
Short Term Investments	—	56,553,912	—		56,553,912

Total Investments in Securities	$3,079,691,179	$4,097,880,738	$—		$7,177,571,917

aIncludes common, preferred, and convertible preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2012.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

12. NEW ACCOUNTING PRONOUNCEMENTS (continued)

about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Currency	Selected Portfolio

EUR - Euro	ADR - American Depository Receipt
GBP - British Pound	FRN - Floating Rate Note
L/C - Letter of Credit
MTN - Medium Term Note
PIK - Payment-In-Kind

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Income Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 17.63% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.65%	+1.21%	+5.77%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of large capitalization companies. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which posted a +16.00% total return.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the S&P 500 Index, fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion. Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek debt, but slowing economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open Market Committee (FOMC) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treas-

1. Please see Index Descriptions following the Fund Summaries.

2. © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller- or midsized-company securities can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

uries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012.

Investment Strategy

We employ our long-held strategy: bottom-up, individual-company, fundamental research aimed at opportunistically finding what we believe to be outstanding large-cap companies across all sectors, at valuations we believe understate their fair worth, with future growth potential being a key driver of estimated worth. In doing so, we work hard to ensure we are being adequately compensated for the risks that are inherent to all forecasting efforts, aiming to own those stocks that make the most sense from a risk/return perspective. We believe this disciplined, bottom-up analysis of future growth potential, current valuation and other risks on a stock-by-stock basis best supports our efforts to maintain a portfolio with superior risk/return characteristics and thus affords us the best prospects for strong performance over the long term.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the year under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

From a sector perspective, our stock selection in the health care sector helped the Fund’s performance relative to the S&P 500. In particular, our positions in generic drug company Watson Pharmaceuticals, genetic analysis technologies developer Illumina3, 4 and biopharmaceutical company Gilead Sciences boosted performance. Watson Pharmaceuticals’ second- and third-quarter earnings rose largely due to its acquisition of pharmaceutical maker Actavis Group. This merger will create the third-largest generic drug maker in the world. During the period, Illumina

3. This holding is not an index component.

4. Sold by period-end.

FLG-3

benefited from a number of product launches as well as Swiss pharmaceutical maker Roche Holding’s public offer to buy the company. In the case of Gilead Sciences, its antiviral products enjoyed strong sales during the period. Our stock selection and slightly overweighted position in the utilities sector also aided relative results, particularly our holding in electricity provider American Electric Power. The troubled company delivered solid performance in its second quarter driven by warmer weather and exhibited a disciplined approach to controlling costs throughout the period. Other key contributors to relative Fund returns included cable services provider Comcast, oil and gas corporation Exxon Mobil and diversified financial services firm Wells Fargo & Co.

In contrast, the Fund’s overweighted position and stock selection in the materials sector was a major detractor from returns relative to the S&P 500, particularly our positions in coal miner Walter Energy,3 technology materials producer Celanese3 and fertilizer company Potash Corporation of Saskatchewan (PotashCorp).3 Walter Energy experienced a loss during its third quarter principally because of lower pricing and softening demand for coal related to the global economic slowdown. Similarly, Celanese also reported lower earnings during the period after demand for its acetyl products declined because of weakened economic conditions in Europe and Asia. PotashCorp’s earnings declined after it suffered a large impairment charge against its investment in fertilizer company Sinofert Holdings. The Fund’s underweighted position and stock selection in the financials sector also hampered Fund performance, particularly our position in diversified financial services provider Bank of America. The company’s third-quarter earnings were negatively affected by credit spread adjustments, litigation expenses and a charge related to the repricing of tax assets. Other major detractors from relative Fund returns included computer technology corporation Dell, social networking service Facebook3, 4 and natural gas and oil producer Devon Energy.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth

Securities Fund

12/31/12

Company Sector/Industry	% of Total Net Assets
Wells Fargo & Co.	3.4%
Financials
Apple Inc.	3.3%
Information Technology
Google Inc., A	2.5%
Information Technology
Anadarko Petroleum Corp.	2.4%
Energy
General Electric Co.	2.3%
Industrials
AT&T Inc.	2.2%
Telecommunication Services
The Walt Disney Co.	2.1%
Consumer Discretionary
International Business Machines Corp.	2.1%
Information Technology
JPMorgan Chase & Co.	2.1%
Financials
Express Scripts Holding Co.	1.9%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 1

FLG-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,054.60	$4.18
Hypothetical (5% return before expenses)	$1,000	$1,021.06	$4.12

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.81%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FLG-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.75	$15.07	$13.62	$10.66	$17.51

Income from investment operations[a]:
Net investment income[b]	0.21	0.15	0.12	0.12	0.17
Net realized and unrealized gains (losses)	1.65	(0.33)	1.48	3.04	(5.82)

Total from investment operations	1.86	(0.18)	1.60	3.16	(5.65)

Less distributions from:
Net investment income	(0.18)	(0.14)	(0.15)	(0.20)	(0.24)
Net realized gains	—	—	—	—	(0.96)

Total distributions	(0.18)	(0.14)	(0.15)	(0.20)	(1.20)

Net asset value, end of year	$16.43	$14.75	$15.07	$13.62	$10.66

Total return[c]	12.65%	(1.22)%	11.85%	30.04%	(34.39)%
Ratios to average net assets
Expenses	0.80%	0.80%	0.79%	0.81% [d]	0.77% [d]
Net investment income	1.31%	0.99%	0.86%	1.03%	1.19%

Supplemental data
Net assets, end of year (000’s)	$46,756	$48,666	$58,265	$58,287	$51,651
Portfolio turnover rate	33.88%	56.61%	46.75%	71.95%	66.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$14.54	$14.86	$13.43	$10.50	$17.25

Income from investment operations[a]:
Net investment income[b]	0.17	0.11	0.08	0.09	0.13
Net realized and unrealized gains (losses)	1.62	(0.33)	1.46	3.00	(5.73)

Total from investment operations	1.79	(0.22)	1.54	3.09	(5.60)

Less distributions from:
Net investment income	(0.13)	(0.10)	(0.11)	(0.16)	(0.19)
Net realized gains	—	—	—	—	(0.96)

Total distributions	(0.13)	(0.10)	(0.11)	(0.16)	(1.15)

Net asset value, end of year	$16.20	$14.54	$14.86	$13.43	$10.50

Total return[c]	12.37%	(1.51)%	11.59%	29.73%	(34.53)%
Ratios to average net assets
Expenses	1.05%	1.05%	1.04%	1.06% [d]	1.02% [d]
Net investment income	1.06%	0.74%	0.61%	0.78%	0.94%

Supplemental data
Net assets, end of year (000’s)	$278,989	$293,226	$357,405	$373,821	$328,597
Portfolio turnover rate	33.88%	56.61%	46.75%	71.95%	66.04%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 96.5%
Consumer Discretionary 11.8%
[a]Amazon.com Inc.	United States	6,600	$1,657,523
[a]BorgWarner Inc.	United States	70,900	5,077,858
Comcast Corp., A	United States	143,100	5,349,078
[a]Dollar General Corp.	United States	42,080	1,855,307
Guess? Inc.	United States	96,000	2,355,840
Johnson Controls Inc.	United States	92,800	2,848,960
Kohl’s Corp.	United States	70,800	3,042,984
Lowe’s Cos. Inc.	United States	40,500	1,438,560
McDonald’s Corp.	United States	31,300	2,760,973
NIKE Inc., B	United States	65,800	3,395,280
Target Corp.	United States	28,300	1,674,511
The Walt Disney Co.	United States	139,800	6,960,642

			38,417,516

Consumer Staples 8.2%
Altria Group Inc.	United States	57,400	1,803,508
The Coca-Cola Co.	United States	81,000	2,936,250
CVS Caremark Corp.	United States	64,500	3,118,575
Mead Johnson Nutrition Co., A	United States	27,300	1,798,797
PepsiCo Inc.	United States	79,200	5,419,656
Philip Morris International Inc.	United States	69,500	5,812,980
The Procter & Gamble Co.	United States	57,045	3,872,785
Wal-Mart Stores Inc.	United States	27,000	1,842,210

			26,604,761

Energy 9.0%
Anadarko Petroleum Corp.	United States	104,250	7,746,818
[a]Cameron International Corp.	United States	18,600	1,050,156
Chevron Corp.	United States	27,200	2,941,408
ConocoPhillips	United States	64,700	3,751,953
Devon Energy Corp.	United States	91,800	4,777,272
Exxon Mobil Corp.	United States	21,700	1,878,135
Halliburton Co.	United States	74,700	2,591,343
Occidental Petroleum Corp.	United States	10,400	796,744
Schlumberger Ltd.	United States	54,070	3,746,510

			29,280,339

Financials 13.0%
American Express Co.	United States	26,400	1,517,472
Bank of America Corp.	United States	140,700	1,632,120
BlackRock Inc.	United States	12,900	2,666,559
Citigroup Inc.	United States	34,990	1,384,204
CME Group Inc.	United States	67,050	3,400,106
Comerica Inc.	United States	96,100	2,915,674
Invesco Ltd.	United States	81,300	2,121,117
JPMorgan Chase & Co.	United States	152,445	6,703,007
MetLife Inc.	United States	40,100	1,320,894
Prudential Financial Inc.	United States	35,100	1,871,883
U.S. Bancorp	United States	175,827	5,615,914
Wells Fargo & Co.	United States	328,100	11,214,458

			42,363,408

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Health Care 13.0%
Aetna Inc.	United States	112,600	$5,213,380
[a]Express Scripts Holding Co.	United States	116,600	6,296,400
[a]Gilead Sciences Inc.	United States	38,800	2,849,860
Johnson & Johnson	United States	63,500	4,451,350
Merck & Co. Inc.	United States	147,875	6,054,003
Pfizer Inc.	United States	197,500	4,953,300
Roche Holding AG, ADR	Switzerland	100,000	5,050,000
Teva Pharmaceutical Industries Ltd., ADR	Israel	98,300	3,670,522
[a]Watson Pharmaceuticals Inc.	United States	46,000	3,956,000

			42,494,815

Industrials 8.2%
The Boeing Co.	United States	46,400	3,496,704
Emerson Electric Co.	United States	28,600	1,514,656
FedEx Corp.	United States	65,700	6,026,004
General Electric Co.	United States	363,500	7,629,865
Honeywell International Inc.	United States	15,200	964,744
Union Pacific Corp.	United States	23,200	2,916,704
United Technologies Corp.	United States	50,100	4,108,701

			26,657,378

Information Technology 21.7%
Apple Inc.	United States	20,300	10,820,509
Broadcom Corp., A	United States	38,900	1,291,869
Cisco Systems Inc.	United States	96,400	1,894,260
Corning Inc.	United States	276,600	3,490,692
Dell Inc.	United States	86,000	871,180
[a]Electronic Arts Inc.	United States	180,150	2,617,580
[a]EMC Corp.	United States	193,900	4,905,670
[a]Google Inc., A	United States	11,300	8,015,881
Hewlett-Packard Co.	United States	55,600	792,300
Intel Corp.	United States	205,600	4,241,528
International Business Machines Corp.	United States	35,000	6,704,250
MasterCard Inc., A	United States	6,330	3,109,802
Microsoft Corp.	United States	135,400	3,619,242
Oracle Corp.	United States	98,500	3,282,020
QUALCOMM Inc.	United States	94,890	5,885,078
[a]Research In Motion Ltd.	Canada	90,400	1,073,952
[a]Semtech Corp.	United States	33,900	981,405
[a]VeriFone Systems Inc.	United States	49,000	1,454,320
Visa Inc., A	United States	25,700	3,895,606
Xilinx Inc.	United States	48,400	1,737,560

			70,684,704

Materials 4.5%
Celanese Corp., A	United States	52,600	2,342,278
E. I. du Pont de Nemours and Co.	United States	48,600	2,185,542
LyondellBasell Industries NV, A	United States	39,190	2,237,357
Potash Corp. of Saskatchewan Inc.	Canada	70,900	2,889,536
Randgold Resources Ltd., ADR	United Kingdom	14,200	1,409,350
Walter Energy Inc.	United States	97,375	3,493,815

			14,557,878

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Telecommunication Services 2.6%
AT&T Inc.	United States	211,362	$7,125,013
Vodafone Group PLC, ADR	United Kingdom	50,500	1,272,095

			8,397,108

Utilities 4.5%
American Electric Power Co. Inc.	United States	38,400	1,638,912
Exelon Corp.	United States	73,600	2,188,864
FirstEnergy Corp.	United States	44,000	1,837,440
MDU Resources Group Inc.	United States	47,600	1,011,024
PG&E Corp.	United States	111,550	4,482,079
Sempra Energy	United States	29,400	2,085,636
The Southern Co.	United States	36,400	1,558,284

			14,802,239

Total Common Stocks (Cost $221,152,571)			314,260,146

		Principal Amount
Short Term Investments (Cost $10,945,794) 3.3%
Repurchase Agreements 3.3%
[b]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $10,945,888)	United States	$10,945,794	10,945,794
BNP Paribas Securities Corp. (Maturity Value $1,424,936)
Credit Suisse Securities (USA) LLC (Maturity Value $1,781,224)
Deutsche Bank Securities Inc. (Maturity Value $1,149,318)
HSBC Securities (USA) Inc. (Maturity Value $3,206,160)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $1,424,936)
Morgan Stanley & Co. LLC (Maturity Value $534,378)
UBS Securities LLC (Maturity Value $1,424,936)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37; U.S. Treasury Bonds, 11.25%, 2/15/15; and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $11,165,952)

Total Investments (Cost $232,098,365) 99.8%			325,205,940
Other Assets, less Liabilities 0.2%			539,304

Net Assets 100.0%			$325,745,244

See Abbreviations on page FLG-21.

aNon-income producing.

bSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FLG-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$221,152,571
Cost - Repurchase agreements	10,945,794

Total cost of investments	$232,098,365

Value - Unaffiliated issuers	$314,260,146
Value - Repurchase agreements	10,945,794

Total value of investments	325,205,940
Receivables:
Capital shares sold	1,058,548
Dividends	457,220

Total assets	326,721,708

Liabilities:
Payables:
Capital shares redeemed	512,770
Affiliates	323,904
Reports to shareholders	94,049
Accrued expenses and other liabilities	45,741

Total liabilities	976,464

Net assets, at value	$325,745,244

Net assets consist of:
Paid-in capital	$294,027,285
Undistributed net investment income	3,765,630
Net unrealized appreciation (depreciation)	93,107,575
Accumulated net realized gain (loss)	(65,155,246)

Net assets, at value	$325,745,244

Class 1:
Net assets, at value	$46,756,112

Shares outstanding	2,845,390

Net asset value and maximum offering price per share	$16.43

Class 2:
Net assets, at value	$278,989,132

Shares outstanding	17,216,550

Net asset value and maximum offering price per share	$16.20

The accompanying notes are an integral part of these financial statements.

FLG-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$7,253,211
Interest	18,022

Total investment income	7,271,233

Expenses:
Management fees (Note 3a)	2,586,231
Distribution fees - Class 2 (Note 3c)	737,882
Unaffiliated transfer agent fees	185
Custodian fees (Note 4)	7,856
Reports to shareholders	110,087
Professional fees	39,440
Trustees’ fees and expenses	1,384
Other	16,844

Total expenses	3,499,909

Net investment income	3,771,324

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	26,406,862
Foreign currency transactions	(4,018)

Net realized gain (loss)	26,402,844

Net change in unrealized appreciation (depreciation) on investments	10,750,316

Net realized and unrealized gain (loss)	37,153,160

Net increase (decrease) in net assets resulting from operations	$40,924,484

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$3,771,324	$2,937,400
Net realized gain (loss) from investments and foreign currency transactions	26,402,844	20,697,833
Net change in unrealized appreciation (depreciation) on investments	10,750,316	(28,917,851)

Net increase (decrease) in net assets resulting from operations	40,924,484	(5,282,618)

Distributions to shareholders from:
Net investment income:
Class 1	(544,179)	(492,852)
Class 2	(2,394,442)	(2,152,135)

Total distributions to shareholders	(2,938,621)	(2,644,987)

Capital share transactions: (Note 2)
Class 1	(7,366,150)	(8,419,530)
Class 2	(46,766,651)	(57,429,668)
Class 4	—	(4,876)

Total capital share transactions	(54,132,801)	(65,854,074)

Net increase (decrease) in net assets	(16,146,938)	(73,781,679)
Net assets:
Beginning of year	341,892,182	415,673,861

End of year	$325,745,244	$341,892,182

Undistributed net investment income included in net assets:
End of year	$3,765,630	$2,936,945

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Large Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 41.39% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

FLG-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011 [a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	9,386	$151,925	99,760	$1,555,529
Shares issued in reinvestment of distributions	35,290	544,179	33,122	492,852
Shares redeemed	(499,073)	(8,062,254)	(698,667)	(10,467,911)

Net increase (decrease)	(454,397)	$(7,366,150)	(565,785)	$(8,419,530)

Class 2 Shares:
Shares sold	1,271,914	$20,054,584	983,185	$14,361,125
Shares issued in reinvestment of distributions	157,219	2,394,442	146,503	2,152,135
Shares redeemed	(4,380,008)	(69,215,677)	(5,015,686)	(73,942,928)

Net increase (decrease)	(2,950,875)	$(46,766,651)	(3,885,998)	$(57,429,668)

Class 4 Shares:
Shares redeemed			(312)	$(4,876)

Net increase (decrease)			(312)	$(4,876)

[a]Effective	March 4, 2011, Class 4 was liquidated.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $58,674,865 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $25,852,521 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$2,938,621	$2,644,987

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$238,526,901

Unrealized appreciation	$94,417,026
Unrealized depreciation	(7,737,987)

Net unrealized appreciation (depreciation)	$86,679,039

Distributable earnings – undistributed ordinary income	$3,713,790

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $112,447,119 and $168,936,325, respectively.

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility, which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$314,260,146	$—	$—	$314,260,146
Short Term Investments	—	10,945,794	—	10,945,794

Total Investments in Securities	$314,260,146	$10,945,794	$—	$325,205,940

aFor detailed categories, see the accompanying Statement of Investments.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s

FLG-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

9. NEW ACCOUNTING PRONOUNCEMENTS (continued)

financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

10. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

FLG-21

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FLG-22

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

FLG-23

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.18%	+4.39%	+7.42%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies that have paid rising dividends.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which rose 16.00% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the S&P 500, fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion. Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek debt, but slowing economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open Market Committee (FOMC) announced a 6.5% unemployment target as

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsized companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller- and midsized-company securities have been more volatile in price than larger company securities, especially over the short term. Smaller companies often have relatively small revenues, limited product lines and a small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treasuries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

During the 12 months under review, three holdings that helped absolute Fund performance were Roper Industries, West Pharmaceutical Services and Abbott Laboratories. Roper, a provider of engineered products, software and services for diverse end markets, continued to grow its portfolio of high margin and strong free cash flow generating businesses. Particularly noteworthy was its recent acquisition of Sunquest Information Systems. Roper has increased its dividend for the past 20 years. The stock price of West Pharmaceutical Services, a manufacturer of delivery system components for injection drugs and other health care products, increased throughout the year due to favorable year-over-year quarterly sales and earnings per share resulting from increased demand for packaging components, proprietary products and contract manufacturing. West Pharmaceutical Services has raised its dividend for the past 19 years. Abbott, a diversified manufacturer of health care products, reported double-digit earnings per share growth in the third quarter and planned to spin off its proprietary drug

FRD-3

business to AbbVie at the beginning of 2013. Abbott will retain its other businesses, which include diagnostic equipment, medical devices and nutritional supplements. Investors have also begun to focus more on its pipeline of new drugs. Abbott has 41 years of consecutive dividend increases.

Detractors from performance included Erie Indemnity, McDonald’s and Hill-Rom Holdings. Erie Indemnity, the management company for the Erie Insurance Exchange, reported disappointing earnings in two of the last three quarters as a result of higher operating expenses and lower investment income. Expenses rose largely because of the company’s decision to position itself to generate better premium growth. McDonald’s, the world’s leading global foodservice retailer, weathered decreased revenue due to global currency fluctuation despite modest sales growth. Monthly sales fell for the first time in nine years in October, but McDonald’s same-store sales otherwise increased in many regions and sales rebounded in November. Medical equipment manufacturer Hill-Rom Holdings experienced decreased fiscal year earnings stemming from an adverse geographic and product mix, increased expenses from research and development and litigation, costs from its acquisition of Volker and Aspen Surgical, and declining North American sales caused by hospital cost control initiatives.

During the period, we initiated new positions in oil and gas exploration and production company Occidental Petroleum (10 years of consecutive dividend increases), largest U.S. drug store operator Walgreen (37 years), publisher John Wiley & Sons (19 years), maintenance and operating supply distributor W.W. Grainger (41 years) and discount retail apparel and home accessories store operator Ross Stores (18 years).

We made significant additions to holdings of global auto components and building efficiency systems and service provider Johnson Controls, which has had a solid history of dividend increases, water and electronic end markets manufacturer Pentair (37 years of consecutive dividend increases), manufacturer and distributor of specialty chemicals Albemarle (18 years), large integrated energy company Chevron (25 years), agricultural processor Archer-Daniels-Midland (37 years) and therapeutic and diagnostics products manufacturer Medtronic (35 years), and made smaller additions to 10 other positions.

We liquidated our positions in Hudson City Bancorp, U.S. Bancorp, Trustco Bank and People’s Bancorp during the period. We also made significant reductions to our positions in Abbott Laboratories, Wal-Mart

Top 10 Holdings

Franklin Rising Dividends Securities Fund 12/31/12

Company Sector/Industry	% of Total Net Assets
Roper Industries Inc.	4.9%
Electrical Equipment
Praxair Inc.	4.7%
Materials
United Technologies Corp.	4.6%
Aerospace & Defense
International Business Machines Corp.	4.6%
Software & Services
Dover Corp.	4.2%
Machinery
Chevron Corp.	3.8%
Energy
Wal-Mart Stores Inc.	3.6%
Food & Staples Retailing
The Procter & Gamble Co.	3.3%
Household & Personal Products
Family Dollar Stores Inc.	3.3%
Retailing
West Pharmaceutical Services Inc.	3.3%
Health Care Equipment & Services

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FRD-4

Stores, Becton Dickinson and McCormick & Co., and made smaller reductions to several other holdings.

Our 10 largest positions on December 31, 2012, represented 40.3% of the Fund’s total net assets. It is interesting to note how these 10 companies would respond, in aggregate, to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 31 years in a row and by 281% in the past 10 years. Their most recent year-over-year dividend increases averaged 11.5% with a yield of 2.1% on December 31, 2012, and a dividend payout ratio of 31.7%, based on estimates of calendar year 2012 operating earnings. The average price/earnings ratio was 16.2 times calendar year 2012 estimates versus 14.1 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,072.50	$3.28
Hypothetical (5% return before expenses)	$1,000	$1,021.97	$3.20

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.63%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.01	$19.15	$16.13	$13.96		$19.61

Income from investment operations[a]:
Net investment income[b]	0.41	0.36	0.32	0.14	[c]	0.35
Net realized and unrealized gains (losses)	2.00	0.83	3.01	2.28		(5.51)

Total from investment operations	2.41	1.19	3.33	2.42		(5.16)

Less distributions from:
Net investment income	(0.39)	(0.33)	(0.31)	(0.25)		(0.36)
Net realized gains	—	—	—	—		(0.13)

Total distributions	(0.39)	(0.33)	(0.31)	(0.25)		(0.49)

Net asset value, end of year	$22.03	$20.01	$19.15	$16.13		$13.96

Total return[d]	12.18%	6.29%	20.94%	17.67%		(26.94)%
Ratios to average net assets
Expenses	0.63%	0.63%	0.64%	0.65%	[e]	0.61% [e]
Net investment income	1.96%	1.87%	1.88%	0.99%	[c]	2.05%

Supplemental data
Net assets, end of year (000’s)	$141,455	$140,297	$148,544	$139,816		$142,862
Portfolio turnover rate	11.19%	12.76%	8.97%	16.99%		5.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 2.07%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.65	$18.82	$15.86	$13.72		$19.27

Income from investment operations[a]:
Net investment income[b]	0.35	0.31	0.28	0.10	[c]	0.31
Net realized and unrealized gains (losses)	1.98	0.81	2.95	2.24		(5.42)

Total from investment operations	2.33	1.12	3.23	2.34		(5.11)

Less distributions from:
Net investment income	(0.34)	(0.29)	(0.27)	(0.20)		(0.31)
Net realized gains	—	—	—	—		(0.13)

Total distributions	(0.34)	(0.29)	(0.27)	(0.20)		(0.44)

Net asset value, end of year	$21.64	$19.65	$18.82	$15.86		$13.72

Total return[d]	11.96%	6.00%	20.64%	17.34%		(27.10)%
Ratios to average net assets
Expenses	0.88%	0.88%	0.89%	0.90%	[e]	0.86% [e]
Net investment income	1.71%	1.62%	1.63%	0.74%	[c]	1.80%

Supplemental data
Net assets, end of year (000’s)	$1,550,084	$1,523,396	$1,572,732	$1,371,351		$1,286,878
Portfolio turnover rate	11.19%	12.76%	8.97%	16.99%		5.39%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.82%. See Note 1(c).

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.83	$19.04	$16.09	$13.92		$18.51

Income from investment operations[b]:
Net investment income[c]	0.35	0.31	0.32	0.13	[d]	0.26
Net realized and unrealized gains (losses)	1.96	0.80	2.94	2.24		(4.36)

Total from investment operations	2.31	1.11	3.26	2.37		(4.10)

Less distributions from:
Net investment income	(0.36)	(0.32)	(0.31)	(0.20)		(0.36)
Net realized gains	—	—	—	—		(0.13)

Total distributions	(0.36)	(0.32)	(0.31)	(0.20)		(0.49)

Net asset value, end of year	$21.78	$19.83	$19.04	$16.09		$13.92

Total return[e]	11.78%	5.89%	20.62%	17.22%		(22.82)%
Ratios to average net assets[f]
Expenses	0.98%	0.98%	0.99%	1.00%	[g]	0.96% [g]
Net investment income	1.61%	1.52%	1.53%	0.64%	[d]	1.70%

Supplemental data
Net assets, end of year (000’s)	$6,432	$3,020	$1,007	$15		$4
Portfolio turnover rate	11.19%	12.76%	8.97%	16.99%		5.39%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.15) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.72%. See Note 1(c).

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 98.3%
Aerospace & Defense 4.7%
General Dynamics Corp.	38,000	$2,632,260
United Technologies Corp.	951,400	78,024,314

		80,656,574

Automobiles & Components 1.9%
Johnson Controls Inc.	1,040,500	31,943,350

Commercial & Professional Services 1.8%
ABM Industries Inc.	951,288	18,978,196
Cintas Corp.	267,700	10,948,930

		29,927,126

Consumer Durables & Apparel 3.0%
[a]Kid Brands Inc.	265,947	412,218
Leggett & Platt Inc.	681,800	18,558,596
NIKE Inc., B	554,000	28,586,400
Superior Uniform Group Inc.	237,100	2,712,424

		50,269,638

Consumer Services 3.0%
Hillenbrand Inc.	1,191,300	26,935,293
Matthews International Corp., A	39,000	1,251,900
McDonald’s Corp.	254,345	22,435,772

		50,622,965

Diversified Financials 0.4%
State Street Corp.	128,500	6,040,785

Electrical Equipment 6.6%
Brady Corp., A	889,579	29,711,939
Roper Industries Inc.	739,250	82,411,590

		112,123,529

Energy 6.9%
Chevron Corp.	601,000	64,992,140
Exxon Mobil Corp.	330,500	28,604,775
Occidental Petroleum Corp.	312,190	23,916,876

		117,513,791

Food & Staples Retailing 4.7%
Wal-Mart Stores Inc.	883,800	60,301,674
Walgreen Co.	531,300	19,663,413

		79,965,087

Food, Beverage & Tobacco 4.5%
Archer-Daniels-Midland Co.	713,000	19,529,070
McCormick & Co. Inc.	502,000	31,892,060
PepsiCo Inc.	363,900	24,901,677

		76,322,807

Health Care Equipment & Services 15.2%
Abbott Laboratories	681,800	44,657,900
Becton, Dickinson and Co.	630,143	49,270,881
Hill-Rom Holdings Inc.	315,103	8,980,436
Medtronic Inc.	730,000	29,944,600
Stryker Corp.	630,400	34,558,528

FRD-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Health Care Equipment & Services (continued)
Teleflex Inc.	506,753	$36,136,556
West Pharmaceutical Services Inc.	1,007,600	55,166,100

		258,715,001

Household & Personal Products 3.9%
Colgate-Palmolive Co.	95,500	9,983,570
The Procter & Gamble Co.	833,100	56,559,159

		66,542,729

Industrial Conglomerates 0.3%
Carlisle Cos. Inc.	96,261	5,656,296

Insurance 6.7%
Aflac Inc.	276,200	14,671,744
Arthur J. Gallagher & Co.	753,000	26,091,450
The Chubb Corp.	45,000	3,389,400
Erie Indemnity Co., A	613,585	42,472,354
Mercury General Corp.	154,200	6,120,198
Old Republic International Corp.	1,069,708	11,392,390
RLI Corp.	147,571	9,541,941

		113,679,477

Machinery 7.4%
Donaldson Co. Inc.	350,068	11,496,233
Dover Corp.	1,096,700	72,064,157
Pentair Ltd.	844,000	41,482,600

		125,042,990

Materials 12.9%
Air Products and Chemicals Inc.	580,700	48,790,414
Albemarle Corp.	694,700	43,154,764
Bemis Co. Inc.	631,300	21,123,298
Ecolab Inc.	66,000	4,745,400
Nucor Corp.	499,002	21,546,906
Praxair Inc.	736,260	80,583,657

		219,944,439

Media 0.3%
John Wiley & Sons Inc., A	116,500	4,535,345

Pharmaceuticals, Biotechnology & Life Sciences 6.2%
Johnson & Johnson	726,100	50,899,610
Pfizer Inc.	2,158,100	54,125,148

		105,024,758

Retailing 3.3%
Family Dollar Stores Inc.	886,335	56,202,502
Ross Stores Inc.	3,000	162,450

		56,364,952

Semiconductors & Semiconductor Equipment 0.0%†
Cohu Inc.	50,300	545,252

Software & Services 4.6%
International Business Machines Corp.	406,500	77,865,075

FRD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.0%†
W.W. Grainger Inc.	1,000	$202,370

Total Common Stocks (Cost $1,103,470,158)		1,669,504,336

Short Term Investments (Cost $31,734,154) 1.9%
Money Market Funds 1.9%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	31,734,154	31,734,154

Total Investments (Cost $1,135,204,312) 100.2%		1,701,238,490
Other Assets, less Liabilities (0.2)%		(3,267,205)

Net Assets 100.0%		$1,697,971,285

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,103,470,158
Cost - Sweep Money Fund (Note 7)	31,734,154

Total cost of investments	$1,135,204,312

Value - Unaffiliated issuers	$1,669,504,336
Value - Sweep Money Fund (Note 7)	31,734,154

Total value of investments	1,701,238,490
Cash	3,018
Receivables:
Capital shares sold	288,714
Dividends	1,276,593
Other assets	38

Total assets	1,702,806,853

Liabilities:
Payables:
Capital shares redeemed	3,001,839
Affiliates	1,519,628
Reports to shareholders	244,448
Accrued expenses and other liabilities	69,653

Total liabilities	4,835,568

Net assets, at value	$1,697,971,285

Net assets consist of:
Paid-in capital	$1,177,308,708
Undistributed net investment income	29,420,653
Net unrealized appreciation (depreciation)	566,034,178
Accumulated net realized gain (loss)	(74,792,254)

Net assets, at value	$1,697,971,285

Class 1:
Net assets, at value	$141,455,011

Shares outstanding	6,420,217

Net asset value and maximum offering price per share	$22.03

Class 2:
Net assets, at value	$1,550,084,159

Shares outstanding	71,636,845

Net asset value and maximum offering price per share	$21.64

Class 4:
Net assets, at value	$6,432,115

Shares outstanding	295,313

Net asset value and maximum offering price per share	$21.78

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Rising Dividends Securities Fund
Investment income:
Dividends	$43,977,861

Expenses:
Management fees (Note 3a)	10,273,181
Distribution fees: (Note 3c)
Class 2	3,876,597
Class 4	17,144
Unaffiliated transfer agent fees	793
Custodian fees (Note 4)	24,360
Reports to shareholders	255,461
Professional fees	61,758
Trustees’ fees and expenses	6,676
Other	36,301

Total expenses	14,552,271

Net investment income	29,425,590

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	50,961,507
Net change in unrealized appreciation (depreciation) on investments	110,558,680

Net realized and unrealized gain (loss)	161,520,187

Net increase (decrease) in net assets resulting from operations	$190,945,777

The accompanying notes are an integral part of these financial statements.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$29,425,590	$27,655,892
Net realized gain (loss) from investments	50,961,507	120,463,536
Net change in unrealized appreciation (depreciation) on investments	110,558,680	(50,218,731)

Net increase (decrease) in net assets resulting from operations	190,945,777	97,900,697

Distributions to shareholders from:
Net investment income:
Class 1	(2,577,724)	(2,458,866)
Class 2	(24,994,784)	(23,318,584)
Class 4	(85,528)	(30,729)

Total distributions to shareholders	(27,658,036)	(25,808,179)

Capital share transactions: (Note 2)
Class 1	(12,542,862)	(14,479,695)
Class 2	(122,472,505)	(115,088,554)
Class 4	2,986,631	1,904,859

Total capital share transactions	(132,028,736)	(127,663,390)

Net increase (decrease) in net assets	31,259,005	(55,570,872)
Net assets:
Beginning of year	1,666,712,280	1,722,283,152

End of year	$1,697,971,285	$1,666,712,280

Undistributed net investment income included in net assets:
End of year	$29,420,653	$27,653,099

The accompanying notes are an integral part of these financial statements.

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Rising Dividends Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 54.79% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Fund from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	217,372	$4,539,862	601,890	$11,765,470
Shares issued in reinvestment of distributions	125,681	2,577,724	126,876	2,458,866
Shares redeemed	(935,039)	(19,660,448)	(1,473,505)	(28,704,031)

Net increase (decrease)	(591,986)	$(12,542,862)	(744,739)	$(14,479,695)

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2012		2011
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,224,743	$107,681,716	5,855,934	$111,121,703
Shares issued in reinvestment of distributions	1,239,206	24,994,784	1,222,789	23,318,584
Shares redeemed	(12,335,885)	(255,149,005)	(13,131,700)	(249,528,841)

Net increase (decrease)	(5,871,936)	$(122,472,505)	(6,052,977)	$(115,088,554)

Class 4 Shares:
Shares sold	179,113	$3,742,720	125,061	$2,400,178
Shares issued on reinvestment of distributions	4,211	85,528	1,596	30,729
Shares redeemed	(40,291)	(841,617)	(27,259)	(526,048)

Net increase (decrease)	143,033	$2,986,631	99,398	$1,904,859

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $73,203,872 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $50,961,507 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$27,658,036	$25,808,179

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,136,792,692

Unrealized appreciation	$586,478,196
Unrealized depreciation	(22,032,398)

Net unrealized appreciation (depreciation)	$564,445,798

Distributable earnings - undistributed ordinary income	$29,420,653

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $182,757,606 and $258,780,243, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FRD-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FRD-21

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FRD-22

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

FRD-23

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.75%	+5.06%	+10.16%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization companies. For this Fund, small capitalization companies are those with market capitalizations under $3.5 billion at the time of purchase. The Fund invests generally in equity securities of companies that the manager believes are undervalued and have the potential for capital appreciation.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmark, the Russell 2500TM Value Index, rose 19.21% for the same period.1 Please note the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion.2 Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. Smaller-company stocks have historically exhibited special risks, including greater price volatility, particularly over the short term. Smaller companies often have relatively small revenues, limited product lines and a small market share. Investments in foreign securities may involve special risks including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

debt, but slowing economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open Market Committee (FOMC) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treasuries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, significant contributors to Fund performance came from positions in the industrials sector, including contractor and construction materials producer Granite Construction and architectural glass producer Apogee Enterprises.3 Several consumer discretionary sector holdings such as footwear manufacturer and marketer Brown Shoe and recreational vehicle manufacturer Thor

3. The industrials sector comprises aerospace and defense, building products, commercial and professional services, construction and engineering, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation in the SOI.

FSV-3

Industries also boosted performance.4 Insurer Protective Life in the financials sector also helped performance.5

Detractors from performance during the reporting period included energy sector positions such as oil and gas drilling products and services provider Oil States International, oil tanker operator Overseas Shipholding Group and offshore energy service provider Tidewater. Other detractors included auto components supplier Gentex and industrial compressor and blower manufacturer Gardner Denver.

The Fund initiated positions in information technology products distributor Ingram Micro, business-to-business rental equipment provider McGrath RentCorp, auto infotainment manufacturer Harman International Industries and men’s clothing designer and retailer Jos. A. Bank Clothiers. We added to existing positions in Gentex, branded women’s apparel manufacturer Maidenform Brands, aircraft-related aftermarket service provider AAR, medical equipment manufacturer Hill-Rom Holdings and industrial adhesive producer H.B. Fuller, among others.

We liquidated our positions in Roper Industries, Tower Group, ABM Industries, J.C. Penney, Transatlantic Holdings, D.R. Horton, Saks, Commercial Metals, PNM Resources and Christopher & Banks, among others. One of the Fund’s positions, Ceradyne, was subject to a takeover offer at a 43% premium to its then share price and was sold during the period at a profit. We also made significant reductions to holdings in Lancaster Colony, American Woodmark, NV Energy, Nordson and Fred’s, along with smaller reductions to other positions.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

4. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services and retailing in the SOI.

5. The financials sector comprises banks and insurance in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small Cap Value Securities Fund 12/31/12

Company Sector/Industry	% of Total Net Assets
Protective Life Corp.	2.3%
Insurance
Thor Industries Inc.	2.3%
Automobiles & Components
Group 1 Automotive Inc.	2.1%
Retailing
Trinity Industries Inc.	2.0%
Machinery
Reliance Steel & Aluminum Co.	2.0%
Materials
Granite Construction Inc.	1.8%
Construction & Engineering
Bristow Group Inc.	1.7%
Energy
RPM International Inc.	1.6%
Materials
Universal Forest Products Inc.	1.6%
Building Products
Carlisle Cos. Inc.	1.5%
Industrial Conglomerates

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

FSV-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,169.30	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.72	$3.46

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.68%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSV-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.82	$16.55	$13.00	$10.73	$17.38

Income from investment operations[a]:
Net investment income[b]	0.29 [c]	0.16	0.14	0.15	0.24
Net realized and unrealized gains (losses)	2.64	(0.74)	3.54	2.86	(5.44)

Total from investment operations	2.93	(0.58)	3.68	3.01	(5.20)

Less distributions from:
Net investment income	(0.17)	(0.15)	(0.13)	(0.22)	(0.23)
Net realized gains	—	—	—	(0.52)	(1.22)

Total distributions	(0.17)	(0.15)	(0.13)	(0.74)	(1.45)

Net asset value, end of year	$18.58	$15.82	$16.55	$13.00	$10.73

Total return[d]	18.75%	(3.53)%	28.49%	29.54%	(32.87)%
Ratios to average net assets
Expenses	0.67%	0.66%	0.67%	0.68% [e]	0.67% [e]
Net investment income	1.70%[c]	1.02%	0.98%	1.29%	1.62%

Supplemental data
Net assets, end of year (000’s)	$40,133	$39,374	$47,300	$42,428	$34,901
Portfolio turnover rate	5.84%	14.39%	15.92%	6.68%	16.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.10%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.53	$16.25	$12.77	$10.55	$17.10

Income from investment operations[a]:
Net investment income[b]	0.24 [c]	0.12	0.10	0.12	0.20
Net realized and unrealized gains (losses)	2.59	(0.73)	3.48	2.81	(5.35)

Total from investment operations	2.83	(0.61)	3.58	2.93	(5.15)

Less distributions from:
Net investment income	(0.13)	(0.11)	(0.10)	(0.19)	(0.18)
Net realized gains	—	—	—	(0.52)	(1.22)

Total distributions	(0.13)	(0.11)	(0.10)	(0.71)	(1.40)

Net asset value, end of year	$18.23	$15.53	$16.25	$12.77	$10.55

Total return[d]	18.39%	(3.76)%	28.22%	29.16%	(33.02)%
Ratios to average net assets
Expenses	0.92%	0.91%	0.92%	0.93% [e]	0.92% [e]
Net investment income	1.45%[c]	0.77%	0.73%	1.04%	1.37%

Supplemental data
Net assets, end of year (000’s)	$1,286,573	$1,211,168	$1,362,292	$1,109,855	$784,773
Portfolio turnover rate	5.84%	14.39%	15.92%	6.68%	16.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.85%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.71	$16.44	$12.92	$10.70	$16.42

Income from investment operations[b]:
Net investment income[c]	0.22 [d]	0.11	0.09	0.11	0.15
Net realized and unrealized gains (losses)	2.63	(0.75)	3.53	2.84	(4.42)

Total from investment operations	2.85	(0.64)	3.62	2.95	(4.27)

Less distributions from:
Net investment income	(0.12)	(0.09)	(0.10)	(0.21)	(0.23)
Net realized gains	—	—	—	(0.52)	(1.22)

Total distributions	(0.12)	(0.09)	(0.10)	(0.73)	(1.45)

Net asset value, end of year	$18.44	$15.71	$16.44	$12.92	$10.70

Total return[e]	18.27%	(3.87)%	28.14%	29.04%	(29.14)%
Ratios to average net assets[f]
Expenses	1.02%	1.01%	1.02%	1.03% [g]	1.02% [g]
Net investment income	1.35%[d]	0.67%	0.63%	0.94%	1.27%

Supplemental data
Net assets, end of year (000’s)	$32,424	$34,284	$39,075	$28,599	$14,850
Portfolio turnover rate	5.84%	14.39%	15.92%	6.68%	16.98%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.10 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.75%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks 96.5%
Aerospace & Defense 1.4%
AAR Corp.	1,017,000	$18,997,560

Automobiles & Components 6.0%
Autoliv Inc.	295,000	19,880,050
Drew Industries Inc.	247,000	7,965,750
Gentex Corp.	855,000	16,091,100
Thor Industries Inc.	820,000	30,692,600
[a]Winnebago Industries Inc.	423,100	7,247,703

		81,877,203

Banks 2.1%
Chemical Financial Corp.	360,854	8,573,891
Oriental Financial Group Inc.	602,000	8,036,700
Peoples Bancorp Inc.	158,000	3,227,940
TrustCo Bank Corp. NY	1,690,000	8,923,200

		28,761,731

Building Products 5.9%
A.O. Smith Corp.	110,000	6,937,700
[a]American Woodmark Corp.	90,400	2,514,928
Apogee Enterprises Inc.	778,000	18,648,660
[a]Gibraltar Industries Inc.	991,400	15,783,088
Simpson Manufacturing Co. Inc.	433,400	14,211,186
Universal Forest Products Inc.	566,000	21,530,640

		79,626,202

Commercial & Professional Services 2.8%
Insperity Inc.	296,100	9,641,016
McGrath RentCorp	264,400	7,672,888
Mine Safety Appliances Co.	328,300	14,021,693
Schawk Inc.	494,533	6,508,054

		37,843,651

Construction & Engineering 2.5%
EMCOR Group Inc.	272,700	9,438,147
Granite Construction Inc.	747,000	25,114,140

		34,552,287

Consumer Durables & Apparel 5.5%
Brunswick Corp.	475,000	13,817,750
Ethan Allen Interiors Inc.	98,900	2,542,719
Harman International Industries Inc.	165,000	7,365,600
Hooker Furniture Corp.	445,000	6,465,850
La-Z-Boy Inc.	1,089,000	15,409,350
M.D.C. Holdings Inc.	213,800	7,859,288
[a]M/I Homes Inc.	435,900	11,551,350
[a]Maidenform Brands Inc.	515,500	10,047,095

		75,059,002

Consumer Services 2.0%
Hillenbrand Inc.	495,000	11,191,950
Regis Corp.	992,000	16,784,640

		27,976,590

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Electrical Equipment 3.0%
Brady Corp., A	453,000	$15,130,200
[a]EnerSys	24,100	906,883
Franklin Electric Co. Inc.	199,232	12,386,254
[a]General Cable Corp.	103,500	3,147,435
[a]Powell Industries Inc.	210,000	8,721,300

		40,292,072

Energy 10.8%
[a]Atwood Oceanics Inc.	405,400	18,563,266
Bristow Group Inc.	440,000	23,610,400
Energen Corp.	242,000	10,911,780
[a]Helix Energy Solutions Group Inc.	819,500	16,914,480
[a]Oil States International Inc.	255,200	18,257,008
[a]Rowan Cos. PLC	615,000	19,231,050
Teekay Corp. (Canada)	200,000	6,420,000
Tidewater Inc.	400,000	17,872,000
[a]Unit Corp.	333,900	15,042,195

		146,822,179

Food, Beverage & Tobacco 0.2%
Lancaster Colony Corp.	48,600	3,362,634

Health Care Equipment & Services 3.4%
Hill-Rom Holdings Inc.	306,000	8,721,000
STERIS Corp.	350,000	12,155,500
Teleflex Inc.	227,900	16,251,549
West Pharmaceutical Services Inc.	157,500	8,623,125

		45,751,174

Industrial Conglomerates 1.5%
Carlisle Cos. Inc.	353,400	20,765,784

Insurance 9.9%
Arthur J. Gallagher & Co.	168,200	5,828,130
Aspen Insurance Holdings Ltd.	455,000	14,596,400
The Hanover Insurance Group Inc.	372,200	14,419,028
HCC Insurance Holdings Inc.	188,200	7,002,922
Montpelier Re Holdings Ltd.	649,000	14,836,140
Old Republic International Corp.	1,401,500	14,925,975
Protective Life Corp.	1,088,800	31,117,904
RLI Corp.	45,000	2,909,700
StanCorp Financial Group Inc.	401,000	14,704,670
Validus Holdings Ltd. (Bermuda)	422,700	14,616,966

		134,957,835

Machinery 15.4%
Astec Industries Inc.	380,000	12,665,400
Briggs & Stratton Corp.	719,700	15,171,276
CIRCOR International Inc.	155,702	6,164,242
[a]EnPro Industries Inc.	390,000	15,951,000
Gardner Denver Inc.	215,000	14,727,500
Graco Inc.	214,900	11,065,201
Kaydon Corp.	389,000	9,308,770
Kennametal Inc.	397,300	15,892,000
Lincoln Electric Holdings Inc.	400,000	19,472,000

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Common Stocks (continued)
Machinery (continued)
Mueller Industries Inc.	409,000	$20,462,270
Nordson Corp.	127,000	8,016,240
Pentair Ltd.	214,800	10,557,420
Trinity Industries Inc.	764,400	27,380,808
[a]Wabash National Corp.	1,350,000	12,109,500
Watts Water Technologies Inc., A	235,000	10,102,650

		209,046,277

Materials 7.9%
A. Schulman Inc.	425,000	12,295,250
AptarGroup Inc.	65,000	3,101,800
Cabot Corp.	324,100	12,895,939
H.B. Fuller Co.	304,700	10,609,654
Reliance Steel & Aluminum Co.	436,000	27,075,600
RPM International Inc.	753,600	22,125,696
Sensient Technologies Corp.	201,700	7,172,452
Steel Dynamics Inc.	850,000	11,670,500

		106,946,891

Retailing 8.4%
Brown Shoe Co. Inc.	870,000	15,981,900
The Cato Corp., A	438,600	12,030,798
Fred’s, Inc.	175,200	2,331,912
[b]GameStop Corp., A	595,000	14,928,550
Group 1 Automotive Inc.	450,000	27,895,500
[a]Jos. A. Bank Clothiers Inc.	124,100	5,284,178
The Men’s Wearhouse Inc.	605,600	18,870,496
Pier 1 Imports Inc.	512,500	10,250,000
[a]West Marine Inc.	610,700	6,565,025

		114,138,359

Semiconductors & Semiconductor Equipment 0.6%
Cohu Inc.	736,000	7,978,240

Technology Hardware & Equipment 3.8%
[a]Benchmark Electronics Inc.	1,220,000	20,276,400
[a]Ingram Micro Inc., A	600,000	10,152,000
[a]Multi-Fineline Electronix Inc.	274,100	5,539,561
[a]Rofin-Sinar Technologies Inc.	705,000	15,284,400

		51,252,361

Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	165,000	6,931,650

Transportation 2.2%
[a]Genesee & Wyoming Inc.	228,300	17,369,064
SkyWest Inc.	990,000	12,335,400

		29,704,464

Utilities 0.7%
NV Energy Inc.	495,000	8,979,300

Total Common Stocks (Cost $941,280,111)		1,311,623,446

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Short Term Investments 4.2%
Money Market Funds (Cost $42,206,709) 3.1%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	42,206,709	$42,206,709

	Principal Amount
[d]Investments from Cash Collateral Received for Loaned Securities 1.1%
[e]Repurchase Agreements 1.1%
Barclays Capital Inc., 0.20%, 1/02/13 (Maturity Value $3,568,316) Collateralized by U.S. Government Agency Strips, 5/15/23 - 11/15/39; and U.S. Treasury Notes, 0.25% - 3.375%, 7/31/13 - 9/15/15 (valued at $3,639,642)	$3,568,276	3,568,276
BNP Paribas Securities Corp., 0.17%, 1/02/13 (Maturity Value $3,199,179) Collateralized by U.S. Government Agency Securities, 0.125% - 6.625%, 5/02/13 - 7/29/33; and U.S. Government Agency Strips, 5/15/22 (valued at $3,263,134)	3,199,149	3,199,149
Deutsche Bank Securities Inc., 0.20%, 1/02/13 (Maturity Value $2,214,235) Collateralized by U.S. Government Agency Securities, 0.50% - 3.17%, 6/27/14 - 10/04/27 (valued at $2,258,502)	2,214,210	2,214,210
HSBC Securities (USA) Inc., 0.16%, 1/02/13 (Maturity Value $886,625) Collateralized by U.S. Government Agency Securities, zero cpn. - 5.375%, 1/30/14 - 3/17/31; and U.S. Government Agency Strips, 1/15/13 - 4/15/30 (valued at $904,354)	886,617	886,617
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.15%, 1/02/13 (Maturity Value $1,587,583) Collateralized by U.S. Government Agency Securities, 0.50% - 6.00%, 8/09/13 - 4/18/36; and U.S. Treasury Notes, 0.375% - 4.125%, 6/30/13 - 8/15/19 (valued at $1,619,322)	1,587,570	1,587,570
RBC Capital Markets LLC, 0.15%, 1/02/13 (Maturity Value $3,568,306) Collateralized by U.S. Treasury Notes, 0.125% - 2.00%, 7/15/14 - 8/15/22 (valued at $3,639,642)	3,568,276	3,568,276

Total Repurchase Agreements (Cost $15,024,098)		15,024,098

Total Investments (Cost $998,510,918) 100.7%		1,368,854,253
Other Assets, less Liabilities (0.7)%		(9,724,722)

Net Assets 100.0%		$1,359,129,531

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eSee Note 1(b) regarding repurchase agreements.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$941,280,111
Cost - Sweep Money Fund (Note 7)	42,206,709
Cost - Repurchase agreements	15,024,098

Total cost of investments	$998,510,918

Value - Unaffiliated issuers	$1,311,623,446
Value - Sweep Money Fund (Note 7)	42,206,709
Value - Repurchase agreements	15,024,098

Total value of investments (includes securities loaned in the amount of $14,926,041)	1,368,854,253
Cash	44,160
Receivables:
Investment securities sold	3,539,089
Capital shares sold	4,418,160
Dividends	536,926
Other assets	31

Total assets	1,377,392,619

Liabilities:
Payables:
Investment securities purchased	27,606
Capital shares redeemed	1,542,300
Affiliates	1,240,374
Payable upon return of securities loaned	15,024,098
Accrued expenses and other liabilities	428,710

Total liabilities	18,263,088

Net assets, at value	$1,359,129,531

Net assets consist of:
Paid-in capital	$944,162,332
Undistributed net investment income	19,222,694
Net unrealized appreciation (depreciation)	370,343,335
Accumulated net realized gain (loss)	25,401,170

Net assets, at value	$1,359,129,531

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Franklin Small Cap Value Securities Fund
Class 1:
Net assets, at value	$40,132,648

Shares outstanding	2,160,547

Net asset value and maximum offering price per share	$18.58

Class 2:
Net assets, at value	$1,286,572,967

Shares outstanding	70,573,754

Net asset value and maximum offering price per share	$18.23

Class 4:
Net assets, at value	$32,423,916

Shares outstanding	1,757,924

Net asset value and maximum offering price per share	$18.44

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Small Cap Value Securities Fund
Investment income:
Dividends	$30,666,105
Interest	44,808
Income from securities loaned	611,105

Total investment income	31,322,018

Expenses:
Management fees (Note 3a)	6,695,264
Administrative fees (Note 3b)	1,562,809
Distribution fees: (Note 3c)
Class 2	3,107,018
Class 4	121,784
Unaffiliated transfer agent fees	2,358
Custodian fees (Note 4)	18,712
Reports to shareholders	492,070
Professional fees	56,246
Trustees’ fees and expenses	5,186
Other	31,022

Total expenses	12,092,469

Net investment income	19,229,549

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	44,247,459
Net change in unrealized appreciation (depreciation) on investments	158,357,883

Net realized and unrealized gain (loss)	202,605,342

Net increase (decrease) in net assets resulting from operations	$221,834,891

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$19,229,549	$10,424,838
Net realized gain (loss) from investments	44,247,459	79,690,343
Net change in unrealized appreciation (depreciation) on investments	158,357,883	(139,845,262)

Net increase (decrease) in net assets resulting from operations	221,834,891	(49,730,081)

Distributions to shareholders from:
Net investment income:
Class 1	(407,505)	(392,860)
Class 2	(9,757,412)	(8,773,166)
Class 4	(256,129)	(201,936)

Total distributions to shareholders	(10,421,046)	(9,367,962)

Capital share transactions: (Note 2)
Class 1	(5,634,630)	(5,885,116)
Class 2	(124,579,807)	(95,600,673)
Class 4	(6,896,088)	(3,256,590)

Total capital share transactions	(137,110,525)	(104,742,379)

Net increase (decrease) in net assets	74,303,320	(163,840,422)
Net assets:
Beginning of year	1,284,826,211	1,448,666,633

End of year	$1,359,129,531	$1,284,826,211

Undistributed net investment income included in net assets:
End of year	$19,222,694	$10,429,999

The accompanying notes are an integral part of these financial statements.

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small Cap Value Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Repurchase Agreements

The Fund enters into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 31, 2012.

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Securities Lending

The Fund participates in a principal based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statement of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	120,340	$2,031,518	385,043	$6,445,781
Shares issued in reinvestment of distributions	26,308	407,505	24,646	392,860
Shares redeemed	(474,365)	(8,073,653)	(778,610)	(12,723,757)

Net increase (decrease)	(327,717)	$(5,634,630)	(368,921)	$(5,885,116)

Class 2 Shares:
Shares sold	8,509,192	$140,217,286	12,352,861	$192,000,345
Shares issued in reinvestment of distributions	641,091	9,757,412	559,870	8,773,166
Shares redeemed	(16,570,761)	(274,554,505)	(18,752,469)	(296,374,184)

Net increase (decrease)	(7,420,478)	$(124,579,807)	(5,839,738)	$(95,600,673)

Class 4 Shares:
Shares sold	402,254	$6,818,504	385,949	$6,104,316
Shares issued on reinvestment of distributions	16,621	256,129	12,732	201,936
Shares redeemed	(843,050)	(13,970,721)	(593,170)	(9,562,842)

Net increase (decrease)	(424,175)	$(6,896,088)	(194,489)	$(3,256,590)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

During the year ended December 31, 2012, the Fund utilized $18,771,926 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$10,421,046	$9,367,962

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$999,164,616

Unrealized appreciation	$422,092,387
Unrealized depreciation	(52,402,750)

Net unrealized appreciation (depreciation)	$369,689,637

Undistributed ordinary income	$19,786,222
Undistributed long term capital gains	25,491,341

Distributable earnings	$45,277,563

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $74,257,976 and $207,707,064, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

FSV-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

9. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments[a]	$1,311,623,446	$—	$—	$1,311,623,446
Short Term Investments	42,206,709	15,024,098	—	57,230,807

Total Investments in Securities	$1,353,830,155	$15,024,098	$—	$1,368,854,253

aFor detailed categories, see the accompanying Statement of Investments.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FSV-23

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FSV-24

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

FSV-25

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

This annual report for Franklin Small-Mid Cap Growth Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.12%	+2.40%	+8.25%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the Russell Midcap® Growth Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSC-1

Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid-capitalization companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase, and midcap companies are companies within the market capitalization range of companies in the Russell Midcap® Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its narrow benchmark, the Russell Midcap® Growth Index, which posted a +15.81% total return, and its broad benchmark, the S&P 500, which generated a +16.00% total return, for the same period.2

Economic and Market Overview

The U.S. economy, as measured by gross domestic product, grew moderately in 2012, supported by positive construction, housing and labor market trends. U.S. home prices increased in most regions due to higher demand based on near to record-low mortgage rates, affordable housing prices, low new-home inventories and a five-year low in U.S. foreclosures. Home construction became a leading source of economic growth after reaching a multi-year high in 2012, further enhancing confidence in the housing market. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment reached its highest level in five years, although the potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Nevertheless, the federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

For the 12-month period, U.S. stocks, as measured by the S&P 500, fluctuated as investors reacted to news headlines and shifted between risk taking and risk aversion. Toward period-end uncertainty eased surrounding the European fiscal crisis as leaders made progress on economic reforms and management of Greek debt, but slowing

1. Please see Index Descriptions following the Fund Summaries.

2. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small- and midsized-company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

FSC-2

economic growth in Asia, particularly China, curbed global economic recovery and markets. In its December meeting, the Federal Open Market Committee (FOMC) announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. The FOMC also said it intended to continue purchasing longer term Treasuries and agency mortgage-backed securities. Despite modest third-quarter U.S. company revenues suggesting a drop in global demand, a hard-fought national election and budget deadline concerns, domestic stock markets made strong gains for the year. Value stocks generally outperformed growth stocks, and all sectors generated positive returns, as represented by the S&P 500. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen and U.S. Treasuries. By year-end, the yield on the 10-year U.S. Treasury note declined to 1.78% from 1.89% at the beginning of 2012.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, nearly all sectors represented in the Fund’s portfolio delivered positive returns as the broad stock market rallied. Relative to the Russell Midcap® Growth Index, stock selection in the industrials and telecommunication sectors was a key contributor to performance. In the industrials sector, AMETEK’s share price reached an all-time high as the electronic instruments and electromechanical devices manufacturer continued to generate better-than-expected earnings because of strong sales in the oil and gas,

FSC-3

aerospace power and differentiated businesses, as well as solid contributions from recent acquisitions. During the year, AMETEK launched new products and demonstrated expanding margins and robust growth in Asia and Europe. In the telecommunication services sector, SBA Communications’ share price rose to an all-time high as the wireless communications tower owner and operator benefited from strong leasing demand domestically and internationally, especially from the four biggest U.S. wireless carriers.

Key individual contributors to relative performance included our positions in global diversified consumer products company Jarden and sports apparel and accessories manufacturer Under Armour and an off-benchmark investment in Netherlands-based NXP Semiconductors. Jarden reported strong earnings in recent quarters as the company experienced solid demand for its household products. Under Armour reported healthy revenues and earnings in recent quarters as the company experienced growth in its men’s, women’s and youth apparel businesses and introduced new products. NXP Semiconductors, which has a strong patent portfolio in near-field communications (NFC) technology used in enabling smartphones to function as mobile wallets, reported solid quarterly earnings results during the year largely due to new mobile design contracts and robust sales of its NFC chips.

In contrast, major detractors from the Fund’s relative performance included stock selection in the energy, materials and health care sectors. In the energy sector, notable detractors included independent oil and gas company SM Energy. Global economic and market uncertainties contributed to a risk-averse environment that hampered returns for many oil and gas exploration and production companies, particularly oil-focused, higher growth exploration and production companies such as SM Energy. The company’s earnings were pressured in the first half of the year but improved in the third quarter, resulting from record natural gas production, particularly in its Eagle Ford shale program, and robust oil production. In December, SM Energy maintained its fourth quarter and full-year 2012 production guidance and provided higher 2013 guidance. In the materials sector, shares of metallurgical coal producer and exporter Walter Energy, which we purchased during the period, were negatively affected by lower metallurgical coal prices resulting largely from Asia’s generally slower economic growth and excess global coal supply. Although Walter Energy focuses on high grade coal used in steel production, its share price was further pressured by the transition of many U.S. power plants from thermal coal to more

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

12/31/12

Company Sector/Industry	% of Total Net Assets
AMETEK Inc.	1.8%
Industrials
BorgWarner Inc.	1.8%
Consumer Discretionary
SBA Communications Corp.	1.8%
Telecommunication Services
Affiliated Managers Group Inc.	1.6%
Financials
Trimble Navigation Ltd.	1.6%
Information Technology
DaVita HealthCare Partners Inc.	1.6%
Health Care
Wolverine World Wide Inc.	1.6%
Consumer Discretionary
Roper Industries Inc.	1.6%
Industrials
Dick’s Sporting Goods Inc.	1.5%
Consumer Discretionary
Watson Pharmaceuticals Inc.	1.5%
Health Care

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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abundant and cheaper natural gas, contributing to an overall decline in coal stock prices. The company continued to reduce production in certain facilities until coal demand and pricing improve. Walter Energy’s share price received a boost near year-end, cutting some of the earlier losses, due to speculation the company was a likely takeover target by a British mining giant and a major Anglo-Swiss commodity company. In the health care sector, an underweighted allocation to Regeneron Pharmaceuticals hurt relative results as the biopharmaceutical company’s share price rose during the period.3 Additionally, our position in Gardner Denver and off-benchmark investment in Higher One Holdings detracted from relative results as their share prices declined.3

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

3. Sold by period-end.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,048.40	$4.12
Hypothetical (5% return before expenses)	$1,000	$1,021.11	$4.06

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.80%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.19	$22.21	$17.36	$12.06		$23.39

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)[c]	(0.05)	(0.01)	(0.10)[d]		0.01
Net realized and unrealized gains (losses)	2.27	(0.97)	4.86	5.40		(8.98)

Total from investment operations	2.26	(1.02)	4.85	5.30		(8.97)

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)

Net asset value, end of year	$21.87	$21.19	$22.21	$17.36		$12.06

Total return[e]	11.12%	(4.59)%	27.94%	43.95%		(42.34)%
Ratios to average net assets
Expenses	0.80%	0.79%	0.79%	0.80%	[f]	0.76% [f]
Net investment income (loss)	(0.03)% [c]	(0.21)%	(0.07)%	(0.72)%	[d]	0.06%

Supplemental data
Net assets, end of year (000’s)	$75,977	$76,384	$89,826	$79,670		$63,531
Portfolio turnover rate	41.44%	45.00%	46.69%	63.93%		60.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.16)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.22)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.49	$21.54	$16.87	$11.75		$22.91

Income from investment operations[a]:
Net investment income (loss)[b]	(0.06)[c]	(0.10)	(0.06)	(0.13)[d]		(0.03)
Net realized and unrealized gains (losses)	2.19	(0.95)	4.73	5.25		(8.77)

Total from investment operations	2.13	(1.05)	4.67	5.12		(8.80)

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)

Net asset value, end of year	$21.04	$20.49	$21.54	$16.87		$11.75

Total return[e]	10.85%	(4.87)%	27.68%	43.57%		(42.49)%
Ratios to average net assets
Expenses	1.05%	1.04%	1.04%	1.05%	[f]	1.01% [f]
Net investment income (loss)	(0.28)% [c]	(0.46)%	(0.32)%	(0.97)%	[d]	(0.19)%

Supplemental data
Net assets, end of year (000’s)	$670,193	$717,086	$939,481	$813,480		$614,053
Portfolio turnover rate	41.44%	45.00%	46.69%	63.93%		60.12%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.41)%.

dNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.47)%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.90	$21.98	$17.24	$12.02		$20.60

Income from investment operations[b]:
Net investment income (loss)[c]	(0.09)[d]	(0.12)	(0.07)	(0.15)[e]		0.02
Net realized and unrealized gains (losses)	2.24	(0.96)	4.81	5.37		(6.24)

Total from investment operations	2.15	(1.08)	4.74	5.22		(6.22)

Less distributions from net realized gains	(1.58)	—	—	—		(2.36)

Net asset value, end of year	$21.47	$20.90	$21.98	$17.24		$12.02

Total return[f]	10.79%	(4.91)%	27.49%	43.43%		(34.74)%
Ratios to average net assets[g]
Expenses	1.15%	1.14%	1.14%	1.15%	[h]	1.11% [h]
Net investment income (loss)	(0.38)% [d]	(0.56)%	(0.42)%	(1.07)%	[e]	(0.29)%

Supplemental data
Net assets, end of year (000’s)	$12,000	$12,664	$15,413	$11,029		$3,538
Portfolio turnover rate	41.44%	45.00%	46.69%	63.93%		60.12%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.03 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.51)%.

eNet investment income per share includes approximately $(0.06) per share as a return of capital adjustment to a previously recorded special dividend received by the Fund. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been (0.57)%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests 98.6%
Consumer Discretionary 23.8%
[a]BorgWarner Inc.	188,200	$13,478,884
[a]Buffalo Wild Wings Inc.	104,000	7,573,280
[a]Chipotle Mexican Grill Inc.	34,600	10,292,116
[a]Delphi Automotive PLC (United Kingdom)	55,800	2,134,350
Dick’s Sporting Goods Inc.	254,100	11,559,009
[a]Discovery Communications Inc., A	114,500	7,268,460
[a]Dollar General Corp.	245,000	10,802,050
GNC Holdings Inc., A	280,000	9,318,400
[a,b]HomeAway Inc.	150,200	3,304,400
[a]Iconix Brand Group Inc.	139,300	3,109,176
[a]Jarden Corp.	181,100	9,362,870
[a]Liberty Media Corp. - Liberty Capital, A	40,000	4,640,400
[a]Lululemon Athletica Inc. (Canada)	73,000	5,564,790
Marriott International Inc., A	135,000	5,031,450
Nordstrom Inc.	83,300	4,456,550
Ralph Lauren Corp.	61,900	9,280,048
Ross Stores Inc.	66,100	3,579,315
Starwood Hotels & Resorts Worldwide Inc.	119,100	6,831,576
[a]Tenneco Inc.	219,100	7,692,601
Tiffany & Co.	125,000	7,167,500
Tractor Supply Co.	120,200	10,620,872
Ulta Salon Cosmetics & Fragrance Inc.	55,500	5,453,430
[a]Under Armour Inc., A	95,988	4,658,298
Wolverine World Wide Inc.	295,000	12,089,100
Wynn Resorts Ltd.	47,000	5,287,030

		180,555,955

Consumer Staples 5.0%
[a,b]Boston Beer Inc., A	75,300	10,124,085
Mead Johnson Nutrition Co., A	151,500	9,982,335
[a]TreeHouse Foods Inc.	141,000	7,350,330
Whole Foods Market Inc.	112,700	10,292,891

		37,749,641

Energy 6.5%
Cabot Oil & Gas Corp., A	152,300	7,575,402
[a]Cameron International Corp.	150,600	8,502,876
[a]FMC Technologies Inc.	117,600	5,036,808
Oceaneering International Inc.	69,600	3,743,784
Range Resources Corp.	53,900	3,386,537
SM Energy Co.	86,900	4,537,049
[a]Southwestern Energy Co.	322,200	10,764,702
[a]Superior Energy Services Inc.	281,900	5,840,968

		49,388,126

Financials 6.6%
[a]Affiliated Managers Group Inc.	94,200	12,260,130
Digital Realty Trust Inc.	47,400	3,217,986
Hancock Holding Co.	185,900	5,900,466
[a]IntercontinentalExchange Inc.	48,908	6,055,299
Jones Lang LaSalle Inc.	74,100	6,219,954
Lazard Ltd., A	196,000	5,848,640

FSC-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Financials (continued)
[a]Signature Bank	102,900	$7,340,886
T. Rowe Price Group Inc.	49,000	3,191,370

		50,034,731

Health Care 13.0%
Agilent Technologies Inc.	147,000	6,018,180
[a]Alexion Pharmaceuticals Inc.	88,200	8,274,042
[a]Amarin Corp. PLC, ADR (United Kingdom)	219,900	1,778,991
[a]ARIAD Pharmaceuticals Inc.	87,500	1,678,250
[a]CareFusion Corp.	76,600	2,189,228
[a]Catamaran Corp. (Canada)	16,400	772,604
[a]Cerner Corp.	141,100	10,955,004
[a]DaVita HealthCare Partners Inc.	109,500	12,103,035
[a]Edwards Lifesciences Corp.	44,400	4,003,548
[a]HeartWare International Inc.	29,006	2,435,054
[a]Hospira Inc.	83,300	2,602,292
[a]Illumina Inc.	39,200	2,179,128
[a]Medivation Inc.	68,600	3,509,576
[a]Mettler-Toledo International Inc.	37,500	7,248,750
[a]Onyx Pharmaceuticals Inc.	43,600	3,293,108
[a]Pharmacyclics Inc.	40,300	2,333,370
[a,b]Stereotaxis Inc.	61,940	161,663
[a,c]Stereotaxis Inc., 144A	122,843	320,621
[a,d]Stereotaxis Inc., wts., 144A, 5/07/18	122,843	261,251
[a]Thoratec Corp.	62,500	2,345,000
[a]Varian Medical Systems Inc.	47,300	3,322,352
[a]Vertex Pharmaceuticals Inc.	76,800	3,220,992
[a]Waters Corp.	71,600	6,237,792
[a]Watson Pharmaceuticals Inc.	128,700	11,068,200

		98,312,031

Industrials 16.8%
Allegiant Travel Co.	84,800	6,225,168
AMETEK Inc.	372,200	13,983,554
[a]B/E Aerospace Inc.	132,300	6,535,620
[a]Colfax Corp.	73,200	2,953,620
[a]DigitalGlobe Inc.	73,400	1,793,896
Fastenal Co.	188,200	8,787,058
Flowserve Corp.	67,900	9,967,720
[a]Genesee & Wyoming Inc.	61,700	4,694,136
[a]Hexcel Corp.	204,200	5,505,232
[a]IHS Inc., A	57,600	5,529,600
J.B. Hunt Transport Services Inc.	121,800	7,272,678
Kansas City Southern	83,300	6,953,884
The Manitowoc Co. Inc.	365,400	5,729,472
Pall Corp.	89,700	5,405,322
Robert Half International Inc.	188,200	5,988,524
Rockwell Automation Inc.	126,900	10,658,331
Roper Industries Inc.	107,170	11,947,312
[a]United Rentals Inc.	96,900	4,410,888
[a]Verisk Analytics Inc., A	64,700	3,299,700

		127,641,715

FSC-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Common Stocks and Other Equity Interests (continued)
Information Technology 20.9%
[a]Acme Packet Inc.	276,300	$6,111,756
[a]Alliance Data Systems Corp.	53,900	7,802,564
[a]ANSYS Inc.	141,700	9,542,078
Avago Technologies Ltd. (Singapore)	169,600	5,369,536
[a]Bottomline Technologies Inc.	142,100	3,750,019
[a]Check Point Software Technologies Ltd. (Israel)	141,800	6,755,352
[a]Citrix Systems Inc.	91,000	5,983,250
[a]CommVault Systems Inc.	36,494	2,543,997
[a]Electronic Arts Inc.	166,000	2,411,980
[a]Equinix Inc.	29,400	6,062,280
[a]F5 Networks Inc.	107,800	10,472,770
FactSet Research Systems Inc.	43,100	3,795,386
[a]FleetCor Technologies Inc.	110,500	5,928,325
[a]Hittite Microwave Corp.	156,300	9,706,230
[a]LinkedIn Corp., A	39,900	4,581,318
[a]Nortel Networks Corp. (Canada)	4	—
[a]Nuance Communications Inc.	490,000	10,936,800
[a]NXP Semiconductors NV (Netherlands)	235,000	6,196,950
[a,b]Palo Alto Networks Inc.	18,400	984,768
[a]Red Hat Inc.	145,900	7,726,864
[a]Semtech Corp.	800	23,160
[a]Shoretel Inc.	282,400	1,197,376
[a]Silicon Laboratories Inc.	167,900	7,019,899
[a]Trimble Navigation Ltd.	204,800	12,242,944
[a]VeriFone Systems Inc.	90,900	2,697,912
[a]VeriSign Inc.	72,500	2,814,450
[a]ViaSat Inc.	160,000	6,224,000
[a]Workday Inc.	7,200	392,400
Xilinx Inc.	258,900	9,294,510

		158,568,874

Materials 3.0%
Airgas Inc.	56,500	5,157,885
Celanese Corp., A	120,900	5,383,677
[b]Georgia Gulf Corp.	26,219	1,082,320
The Sherwin-Williams Co.	39,900	6,137,418
Walter Energy Inc.	147,000	5,274,360

		23,035,660

Telecommunication Services 1.8%
[a]SBA Communications Corp.	188,200	13,365,964

Utilities 1.2%
[a]Calpine Corp.	510,200	9,249,926

Total Common Stocks and Other Equity Interests (Cost $530,332,554)		747,902,623

FSC-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares/ Warrants	Value
Short Term Investments 3.3%
Money Market Funds (Cost $11,612,727) 1.6%
[a,e]Institutional Fiduciary Trust Money Market Portfolio	11,612,727	$11,612,727

[f]Investments from Cash Collateral Received for Loaned Securities (Cost $12,710,385) 1.7%
Money Market Funds 1.7%
[g]BNY Mellon Overnight Government Fund, 0.191%	12,710,385	12,710,385

Total Investments (Cost $554,655,666) 101.9%		772,225,735
Other Assets, less Liabilities (1.9)%		(14,056,006)

Net Assets 100.0%		$758,169,729

See Abbreviations on page FSC-24.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(b).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $320,621, representing 0.04% of net assets.

dSee Note 8 regarding restricted securities.

eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

fSee Note 1(b) regarding securities on loan.

gThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSC-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$543,042,939
Cost - Sweep Money Fund (Note 7)	11,612,727

Total cost of investments	$554,655,666

Value - Unaffiliated issuers	$760,613,008
Value - Sweep Money Fund (Note 7)	11,612,727

Total value of investments (includes securities loaned in the amount of $12,630,865)	772,225,735
Receivables:
Investment securities sold	631,044
Capital shares sold	62,248
Dividends and interest	214,165
Other assets	20

Total assets	773,133,212

Liabilities:
Payables:
Capital shares redeemed	1,186,536
Affiliates	771,844
Payable upon return of securities loaned	12,710,385
Accrued expenses and other liabilities	294,718

Total liabilities	14,963,483

Net assets, at value	$758,169,729

Net assets consist of:
Paid-in capital	$497,818,651
Undistributed net investment income	825
Net unrealized appreciation (depreciation)	217,570,069
Accumulated net realized gain (loss)	42,780,184

Net assets, at value	$758,169,729

Class 1:
Net assets, at value	$75,977,084

Shares outstanding	3,473,454

Net asset value and maximum offering price per share	$21.87

Class 2:
Net assets, at value	$670,192,507

Shares outstanding	31,852,735

Net asset value and maximum offering price per share	$21.04

Class 4:
Net assets, at value	$12,000,138

Shares outstanding	559,031

Net asset value and maximum offering price per share	$21.47

The accompanying notes are an integral part of these financial statements.

FSC-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends	$5,665,289
Income from securities loaned	607,878

Total investment income	6,273,167

Expenses:
Management fees (Note 3a)	4,143,596
Administrative fees (Note 3b)	2,039,374
Distribution fees: (Note 3c)
Class 2	1,807,415
Class 4	50,226
Unaffiliated transfer agent fees	1,565
Custodian fees (Note 4)	13,114
Reports to shareholders	239,364
Professional fees	53,623
Trustees’ fees and expenses	3,330
Other	22,193

Total expenses	8,373,800

Net investment income (loss)	(2,100,633)

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	45,009,702
Net change in unrealized appreciation (depreciation) on investments	40,911,343

Net realized and unrealized gain (loss)	85,921,045

Net increase (decrease) in net assets resulting from operations	$83,820,412

The accompanying notes are an integral part of these financial statements.

FSC-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(2,100,633)	$(4,181,310)
Net realized gain (loss) from investments	45,009,702	95,464,105
Net change in unrealized appreciation (depreciation) on investments	40,911,343	(133,141,452)

Net increase (decrease) in net assets resulting from operations	83,820,412	(41,858,657)

Distributions to shareholders from:
Net realized gains:
Class 1	(5,398,642)	—
Class 2	(51,973,132)	—
Class 4	(1,174,175)	—

Total distributions to shareholders	(58,545,949)	—

Capital share transactions: (Note 2)
Class 1	(3,317,419)	(9,862,944)
Class 2	(69,375,316)	(184,782,471)
Class 4	(546,347)	(2,082,119)

Total capital share transactions	(73,239,082)	(196,727,534)

Net increase (decrease) in net assets	(47,964,619)	(238,586,191)
Net assets:
Beginning of year	806,134,348	1,044,720,539

End of year	$758,169,729	$806,134,348

Undistributed net investment income (loss) included in net assets:
End of year	$825	$—

The accompanying notes are an integral part of these financial statements.

FSC-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 41.37% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	113,036	$2,509,688	213,179	$4,851,501
Shares issued in reinvestment of distributions	261,943	5,398,642	—	—
Shares redeemed	(505,605)	(11,225,749)	(652,643)	(14,714,445)

Net increase (decrease)	(130,626)	$(3,317,419)	(439,464)	$(9,862,944)

Class 2 Shares:
Shares sold	2,025,093	$43,908,851	3,213,965	$70,946,756
Shares issued in reinvestment of distributions	2,618,294	51,973,132	—	—
Shares redeemed	(7,781,173)	(165,257,299)	(11,848,847)	(255,729,227)

Net increase (decrease)	(3,137,786)	$(69,375,316)	(8,634,882)	$(184,782,471)

Class 4 Shares:
Shares sold	217,367	$4,998,926	311,193	$7,039,340
Shares issued on reinvestment of distributions	57,955	1,174,175	—	—
Shares redeemed	(322,353)	(6,719,448)	(406,340)	(9,121,459)

Net increase (decrease)	(47,031)	$(546,347)	(95,147)	$(2,082,119)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisors based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from long term capital gain:	$58,545,949	$—

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$557,319,355

Unrealized appreciation	$237,342,946
Unrealized depreciation	(22,436,566)

Net unrealized appreciation (depreciation)	$214,906,380

Distributable earnings – undistributed long term capital gains	$45,444,698

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $328,751,727 and $460,699,972, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Warrants	Issuer	Acquisition Date	Cost	Value
122,843	[a]Stereotaxis Inc., wts., 144A, 5/07/18 (Value is 0.03% of Net Assets)	5/07/12	$153,554	$261,251

aThe Fund also invests in unrestricted securities of the issuer, valued at $482,284 as of December 31, 2012.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

9. CREDIT FACILITY (continued)

temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:
Health Care	$98,050,780	—	$261,251	$98,312,031
All Other Equity Investments[a]	649,590,592	—	—	649,590,592
Short Term Investments	11,612,727	12,710,385	—	24,323,112

Total Investments in Securities	$759,254,099	$12,710,385	$261,251	$772,225,735

aFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS (continued)

about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

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Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Growth Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

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Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $58,545,949 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

We are pleased to bring you Franklin Strategic Income Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.12%	+7.73%	+8.46%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the Fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the +4.21% total return of its benchmark, the Barclays U.S. Aggregate Index.1 The Fund also outperformed the +11.21% total return of its peers, as measured by the Lipper Multi-Sector Income Funds Classification Average.2

Economic and Market Overview

During the 12 months under review, U.S. economic data remained mixed. Oil prices declined, and the housing sector strengthened with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in November. However, manufacturing indicators weakened and gross domestic product growth was moderate.

The global economic recovery was also mixed during 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Policymakers in the largest developed economies increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world paused their tightening cycles or reduced rates in response to the risks to domestic activity from a potential deterioration in the global outlook. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro,” buoying markets in the summer. In Asia, China’s and Japan’s central banks took measures to stimulate their countries’ growth.

1. Source: © 2013 Morningstar.

2. Source: Lipper Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Risks associated with higher yielding, lower rated securities (junk bonds) include higher risk of default and loss of principal. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal. Investments in foreign securities involve risks such as currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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In September, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (QE3). QE3 consisted of additional $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” when, unless Congress acted, automatic income tax increases and federal budget cuts were scheduled to take effect in 2013. They feared these events could cause another U.S. recession. Not knowing whether Congress and the President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Lawmakers reached a late compromise on January 1, 2013, a day after the reporting period ended. The approved legislation will maintain some tax cuts for most Americans but increase rates on the wealthiest. It will also delay the automatic federal spending cuts scheduled to start in January 2013.

Ongoing investor concerns about the fiscal cliff and eurozone uncertainty drove the 10-year U.S. Treasury note yield to 1.78% at year-end from 1.89% on December 31, 2011. During the 12 months under review, below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, produced strong returns and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.3

3. Please see Index Descriptions following the Fund Summaries.

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Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Global economic and political headlines continued to influence financial markets in 2012. During the first half of 2012, weak economic data along with renewed eurozone concerns pressured financial markets, and U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), fell in the second quarter.3 However, similar to the back-and-forth pattern of the past couple of years, financial markets rallied during the second half of the year, and the S&P 500 delivered a +16.00% total return in 2012.1 Renewed optimism stemmed from indications of further monetary easing from central banks in the U.S., eurozone and Japan, as well as improving economic indicators in the U.S. and China toward period-end. In this environment, long-term U.S. rates fluctuated, but ultimately ended the reporting period at slightly lower levels. Amid relatively steady interest rates and a more supportive credit market environment by period-end, most fixed income sectors delivered positive total returns. Given greater financial market optimism, many “spread” sectors of the fixed income market outperformed U.S. Treasuries. Similarly, a rebound in certain foreign currencies compared to the U.S. dollar drove many international fixed income currency markets to positive performance.

The Fund’s overweighted exposure to noninvestment-grade corporate credit sectors positively impacted performance relative to the Barclays U.S. Aggregate Index. Compared to the Lipper peer average, the Fund’s higher exposure to certain non-dollar holdings aided returns.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

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Corporate credit fundamentals remained broadly supportive during the period, with ample corporate liquidity and default rates well below the historical average. Although companies began focusing more on shareholder-friendly activities, such as stock buybacks and increasing dividends, in general management teams remained cautious regarding balance sheet liquidity and accessed the public debt markets to refinance existing debt at lower interest rates. Similarly, although banks’ reluctance to lend curbed corporate spending initiatives, increases in global capital ratios and liquidity buffers for global banks strengthened the banking sector’s perceived credit safety. Consequently, corporate spread sectors delivered positive performance as spreads tightened during the period. The Fund’s largest corporate credit exposure remained in high yield bonds, although given the compression in spreads between higher quality and lower rated securities, the Fund raised its exposure to leveraged bank loans and investment grade corporate bonds while reducing its weighting in high yield corporate bonds.

The global financial market rally also drove positive performance for many of the underlying currencies held in the Fund’s global bond positions. In particular, many positions denominated in Asian currencies in countries such as South Korea and the Philippines, some of which included currency forward contracts, performed well versus the U.S. dollar. Similarly, Fund holdings in Polish and Hungarian bonds generated positive returns, as they were proxy-hedged against short euro currency forward contracts, and the euro underperformed the two currencies during the period. In Latin America, the Fund’s exposure to the Mexican peso and Chilean peso benefited returns, given the strength of those currencies. Toward period-end, weakness in the Japanese yen also helped Fund performance, as the Fund had sold the yen using currency forward contracts. In most global positions, the Fund maintained relatively short duration, focusing on yield in short-term maturity instruments and seeking potential currency appreciation. Finally, we maintained only a modest weighting in hard currency (U.S. dollar and euro) emerging market sovereign bonds, given valuations that remained rich compared to longer term averages.

With relatively flat longer term U.S. interest rates, the more rate-sensitive U.S. fixed income sectors, including Treasuries, agencies and mortgage-backed securities (MBS), generally delivered positive returns for the period, although lagging returns of the broader fixed income market. The Fund maintained lower exposure to these sectors,

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considering historically low U.S. rates, preferring higher income opportunities in the corporate and global markets. Within the U.S. rate sectors, the Fund favored agency MBS, given their somewhat higher current yields and considering the Fed’s continued purchases of agency MBS through quantitative easing programs. For municipal bond holdings, the Fund realized gains by selling certain longer maturity municipal bonds while adding diversified floating-rate exposure with a basket of municipal issuers via a derivatives index instrument.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,069.00	$2.96
Hypothetical (5% return before expenses)	$1,000	$1,022.27	$2.90

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.57%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FSI-8

SUPPLEMENT DATED SEPTEMBER 14, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2012

FRANKLIN STRATEGIC INCOME SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information is amended as follows:

I.          For Franklin Strategic Income Securities Fund, the Section entitled “Goals, Strategies and Risks – Additional Strategies/Additional Considerations” on page 7 is amended to reflect that the Fund may invest up to 5% of its net assets in collateralized debt obligations, including collateralized loan obligations.

II.         For Franklin Strategic Income Securities Fund, the Section entitled “Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks – Collateralized loan obligations,” beginning on page 12 is replaced with the following:

Collateralized Debt Obligations Collateralized debt obligations and similarly structured securities, sometimes known generally as CDOs, are interests in a trust or other special purpose entity (SPE) and are typically backed by a diversified pool of bonds, loans or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, REITs, commercial mortgage-backed securities, emerging market debt, and municipal bonds. Certain CDOs may use derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI.

Common varieties of CDOs include the following:

Collateralized loan obligations Collateralized loan obligations (CLOs) are interests in a trust typically collateralized substantially by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans made to domestic and foreign borrowers, including loans that may be rated below investment grade or equivalent unrated loans.

Collateralized bond obligations Collateralized bond obligations (CBOs) are interests in a trust typically backed substantially by a diversified pool of high risk, below investment grade fixed income securities.

FSI-9

Structured finance CDOs Structured finance CDOs are interests in a trust typically backed substantially by structured investment products such as asset-backed securities and commercial mortgage-backed securities.

Synthetic CDOs In contrast to CDOs that directly own the underlying debt obligations, referred to as cash CDOs, synthetic CDOs are typically collateralized substantially by derivatives contracts, such as credit default swaps, to create “synthetic” exposure to assets rather than holding such assets directly, which entails the risks of derivative instruments described elsewhere in this SAI, principally counterparty risk.

CDOs are similar in structure to collateralized mortgage obligations, described elsewhere in this SAI. Unless the context indicates otherwise, the discussion of CDOs below also applies to CLOs, CBOs and other similarly structured securities.

In CDOs, the cash flows from the SPE are split into two or more portions, called tranches (or classes), that vary in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from defaults on the bonds or loans in the SPE and is intended to protect the other, more senior tranches from severe, and potentially unforeseen, defaults or delinquent collateral payments (though such protection is not complete). Because they may be partially protected from defaults, senior tranches from a CDO typically have higher ratings and lower yields than the underlying collateral securities held by the trust, and may be rated investment grade. Despite protection from the equity tranche, more senior tranches can experience, and may have experienced in the past, substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, downgrades of the underlying collateral by rating agencies, forced liquidation of a collateral pool due to a failure of coverage tests, disappearance of protecting tranches, market anticipation of defaults, as well as a market aversion to CDO securities as a class.

The risks of an investment in a CDO depend largely on the type of collateral held by the SPE and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the CDO trust), especially during a period of market volatility like that experienced in 2007-2008. Normally, CDOs are privately offered and sold, and thus, are not registered under the securities laws and traded in a public market. As a result, investments in CDOs may be characterized by the Fund as illiquid securities. However, an active dealer market may exist for CDOs allowing the Fund to trade CDOs with other qualified institutional investors under Rule 144A. To the extent such investments are characterized as illiquid, they will be subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in

FSI-10

unregistered securities such as CDOs will not receive the same investor protection as an investment in registered securities.

All tranches of CDOs, including senior tranches with high credit ratings, can experience, and many have recently experienced, substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, as well as market aversion to CDO securities as a class. Recently, prices of CDO tranches have declined considerably. The drop in prices was initially triggered by the subprime mortgage crisis. Subprime mortgages make up a significant portion of the mortgage securities that collateralize many CDOs. As floating interest rates and mortgage default rates increased, the rating agencies that had rated the mortgage securities and CDO transactions backed by such mortgages realized their default assumptions were too low and began to downgrade the credit rating of these transactions. There can be no assurance that additional losses of equal or greater magnitude will not occur in the future.

In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk) described elsewhere in this SAI, CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.

Certain issuers of CDOs may be deemed to be “investment companies” as defined in the 1940 Act. As a result, the Fund’s investment in these structured investments from these issuers may be limited by the restrictions contained in the 1940 Act. CDOs generally charge management fees and administrative expenses that the shareholders of the Fund would pay indirectly.

Please keep this supplement for future reference.

FSI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.55	$12.99	$12.28	$10.58	$12.78

Income from investment operations[a]:
Net investment income[b]	0.65	0.69	0.72	0.70	0.69
Net realized and unrealized gains (losses)	0.92	(0.32)	0.61	1.95	(1.99)

Total from investment operations	1.57	0.37	1.33	2.65	(1.30)

Less distributions from:
Net investment income and net of foreign currency gains	(0.93)	(0.81)	(0.62)	(0.95)	(0.87)
Net realized gains	(0.02)	—	—	—	(0.03)

Total distributions	(0.95)	(0.81)	(0.62)	(0.95)	(0.90)

Net asset value, end of year	$13.17	$12.55	$12.99	$12.28	$10.58

Total return[c]	13.12%	2.78%	11.21%	26.11%	(11.03)%
Ratios to average net assets
Expenses	0.58%	0.60% [d]	0.59% [d]	0.58% [d]	0.61% [d]
Net investment income	5.04%	5.36%	5.71%	6.13%	5.83%

Supplemental data
Net assets, end of year (000’s)	$1,019,537	$1,043,690	$1,195,149	$1,173,313	$903,358
Portfolio turnover rate	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[e]	48.75%	55.65%	56.46%	56.19%	47.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-12

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.27	$12.72	$12.05	$10.41	$12.60

Income from investment operations[a]:
Net investment income[b]	0.60	0.64	0.68	0.66	0.65
Net realized and unrealized gains (losses)	0.89	(0.30)	0.59	1.91	(1.96)

Total from investment operations	1.49	0.34	1.27	2.57	(1.31)

Less distributions from:
Net investment income and net of foreign currency gains	(0.90)	(0.79)	(0.60)	(0.93)	(0.85)
Net realized gains	(0.02)	—	—	—	(0.03)

Total distributions	(0.92)	(0.79)	(0.60)	(0.93)	(0.88)

Net asset value, end of year	$12.84	$12.27	$12.72	$12.05	$10.41

Total return[c]	12.75%	2.57%	10.91%	25.75%	(11.24)%
Ratios to average net assets
Expenses	0.83%	0.85% [d]	0.84% [d]	0.83% [d]	0.86% [d]
Net investment income	4.79%	5.11%	5.46%	5.88%	5.58%

Supplemental data
Net assets, end of year (000’s)	$158,451	$123,749	$101,347	$68,240	$33,155
Portfolio turnover rate	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[e]	48.75%	55.65%	56.46%	56.19%	47.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-13

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.44	$12.88	$12.20	$10.54	$12.84

Income from investment operations[b]:
Net investment income[c]	0.60	0.64	0.67	0.66	0.53
Net realized and unrealized gains (losses)	0.91	(0.31)	0.60	1.94	(1.93)

Total from investment operations	1.51	0.33	1.27	2.60	(1.40)

Less distributions from:
Net investment income and net of foreign currency gains	(0.89)	(0.77)	(0.59)	(0.94)	(0.87)
Net realized gains	(0.02)	—	—	—	(0.03)

Total distributions	(0.91)	(0.77)	(0.59)	(0.94)	(0.90)

Net asset value, end of year	$13.04	$12.44	$12.88	$12.20	$10.54

Total return[d]	12.67%	2.46%	10.88%	25.52%	(11.69)%
Ratios to average net assets[e]
Expenses	0.93%	0.95% [f]	0.94% [f]	0.93% [f]	0.96% [f]
Net investment income	4.69%	5.01%	5.36%	5.78%	5.48%

Supplemental data
Net assets, end of year (000’s)	$196,479	$188,786	$188,178	$162,074	$59,766
Portfolio turnover rate	49.98%	55.65%	56.46%	56.19%	47.68%
Portfolio turnover rate excluding mortgage dollar rolls[g]	48.75%	55.65%	56.46%	56.19%	47.68%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(h) regarding mortgage dollar rolls.

The accompanying notes are an integral part of these financial statements.

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Strategic Income Securities Fund	Country	Shares		Value
Common Stocks and Other Equity Interests 0.8%
Consumer Durables & Apparel 0.0%
[a,b] Comfort Co. Inc., Escrow Account	United States	13,427		$—

Consumer Services 0.1%
[a,c,d] Turtle Bay Resort	United States	1,901,449		1,730,319

Materials 0.1%
[a,b] NewPage Corp., Litigation Trust	United States	2,500,000		—
[a,e] NewPage Holdings Inc.	United States	10,000		958,000

				958,000

Media 0.6%
[a] MGM Holdings Inc., A	United States	207,949		7,936,727

Total Common Stocks (Cost $10,612,261)				10,625,046

Preferred Stocks (Cost $865,000) 0.1%
Diversified Financials 0.1%
GMAC Capital Trust I, 8.125%, pfd.	United States	34,600		922,090

		Principal Amount*
Corporate Bonds 34.1%
Automobiles & Components 0.4%
Exide Technologies, senior secured note, 8.625%, 2/01/18	United States	1,400,000		1,193,500
Ford Motor Credit Co. LLC, senior note,
6.625%, 8/15/17	United States	1,000,000		1,169,271
5.00%, 5/15/18	United States	1,000,000		1,105,518
8.125%, 1/15/20	United States	1,200,000		1,540,947
5.75%, 2/01/21	United States	600,000		691,660

				5,700,896

Banks 1.4%
[f] Banco do Brasil SA, sub. note, 144A, 5.875%, 1/26/22	Brazil	3,500,000		3,867,903
CIT Group Inc., senior note,
5.375%, 5/15/20	United States	1,600,000		1,756,000
5.00%, 8/15/22	United States	1,300,000		1,391,291
[f] 144A, 6.625%, 4/01/18	United States	500,000		567,500
HSBC USA Inc., sub. note, 5.00%, 9/27/20	United States	3,500,000		3,824,303
Regions Bank, sub. note, 7.50%, 5/15/18	United States	1,000,000		1,208,750
Regions Financial Corp., senior note,
7.75%, 11/10/14	United States	2,500,000		2,778,250
5.75%, 6/15/15	United States	300,000		325,125
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	400,000		422,750
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,300,000	EUR	3,429,640

				19,571,512

Capital Goods 0.8%
[f] Abengoa Finance SAU, senior note, 144A, 8.875%, 11/01/17	Spain	3,500,000		3,307,500
[f] KM Germany Holdings GmbH, secured note, 144A, 8.75%, 12/15/20	Germany	1,200,000	EUR	1,659,727
Meritor Inc., senior note, 10.625%, 3/15/18	United States	3,000,000		3,142,500
Navistar International Corp., senior note, 8.25%, 11/01/21	United States	1,600,000		1,552,000
Terex Corp., senior note, 6.00%, 5/15/21	United States	1,200,000		1,269,000

				10,930,727

Commercial & Professional Services 0.5%
[f] Algeco Scotsman Global Finance PLC, secured note, 144A, 8.50%, 10/15/18	United Kingdom	2,500,000		2,595,313
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	3,500,000		3,893,750

				6,489,063

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Consumer Durables & Apparel 0.7%
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,500,000		$2,828,125
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	2,400,000		2,652,000
Shea Homes LP/Funding Corp., senior secured note, 8.625%, 5/15/19	United States	2,000,000		2,220,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	2,800,000		2,527,000

				10,227,125

Consumer Services 1.2%
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	2,900,000		3,240,750
[f,g] Fontainebleau Las Vegas, 144A, 11.00%, 6/15/15	United States	2,500,000		1,575
Harrah’s Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	4,500,000		4,843,125
MGM Resorts International, senior note,
6.625%, 7/15/15	United States	3,500,000		3,771,250
6.625%, 12/15/21	United States	400,000		400,500
[f] 144A, 6.75%, 10/01/20	United States	200,000		204,750
Pinnacle Entertainment Inc., senior note, 8.625%, 8/01/17	United States	1,500,000		1,618,125
[f] Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	2,000,000		1,970,000

				16,050,075

Diversified Financials 3.4%
Ally Financial Inc., senior note, 7.50%, 9/15/20	United States	2,500,000		3,028,125
Bank of America Corp.,
[h] pfd., sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	4,000,000		4,434,040
senior note, 5.65%, 5/01/18	United States	1,500,000		1,746,552
Capital One Capital VI, pfd., junior sub. bond, 8.875%, 5/15/40	United States	2,000,000		2,000,000
Citigroup Inc., senior note,
6.125%, 11/21/17	United States	1,500,000		1,786,545
5.375%, 8/09/20	United States	1,000,000		1,179,274
E*TRADE Financial Corp., senior note, 6.375%, 11/15/19	United States	1,400,000		1,442,000
General Electric Capital Corp.,
senior note, A, 8.50%, 4/06/18	United States	55,000,000	MXN	4,622,150
sub. note, 5.30%, 2/11/21	United States	1,000,000		1,161,639
GMAC Inc., sub. note, 8.00%, 12/31/18	United States	900,000		1,057,500
International Lease Finance Corp.,
senior note, 8.25%, 12/15/20	United States	1,000,000		1,195,000
[f] senior secured note, 144A, 6.75%, 9/01/16	United States	2,000,000		2,255,000
JPMorgan Chase & Co.,
6.00%, 1/15/18	United States	1,500,000		1,797,137
senior note, 4.25%, 10/15/20	United States	2,500,000		2,782,362
senior note, 3.25%, 9/23/22	United States	2,000,000		2,061,448
[f] KKR Group Finance Co., senior note, 144A, 6.375%, 9/29/20	United States	3,000,000		3,484,065
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	2,000,000		2,350,348
Morgan Stanley, senior note,
6.00%, 4/28/15	United States	2,000,000		2,179,464
5.50%, 7/24/20	United States	1,500,000		1,688,678
5.50%, 7/28/21	United States	800,000		908,993
[f] Neuberger Berman Group LLC/Finance Corp., senior note, 144A,
5.625%, 3/15/20	United States	600,000		631,500
5.875%, 3/15/22	United States	1,400,000		1,491,000
[f] Nuveen Investments Inc., senior note, 144A, 9.50%, 10/15/20	United States	1,800,000		1,800,000

				47,082,820

Energy 6.8%
Apache Corp., senior bond, 2.625%, 1/15/23	United States	5,000,000		4,995,435

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Energy (continued)
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	2,000,000	$2,140,000
Chaparral Energy Inc., senior note,
9.875%, 10/01/20	United States	1,500,000	1,713,750
8.25%, 9/01/21	United States	1,000,000	1,090,000
7.625%, 11/15/22	United States	300,000	316,500
CHC Helicopter SA, senior secured note, first lien, 9.25%, 10/15/20	Canada	3,500,000	3,701,250
Chesapeake Energy Corp., senior note,
6.625%, 8/15/20	United States	4,000,000	4,310,000
6.125%, 2/15/21	United States	1,500,000	1,563,750
Compagnie Generale de Geophysique-Veritas, senior note,
7.75%, 5/15/17	France	1,500,000	1,567,500
6.50%, 6/01/21	France	2,000,000	2,150,000
CONSOL Energy Inc., senior note,
8.00%, 4/01/17	United States	1,500,000	1,631,250
8.25%, 4/01/20	United States	1,500,000	1,631,250
6.375%, 3/01/21	United States	200,000	206,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	3,000,000	3,255,000
El Paso Corp., senior bond, 6.50%, 9/15/20	United States	1,500,000	1,699,743
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	3,500,000	4,060,000
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	900,000	1,027,453
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	2,500,000	2,868,750
Enterprise Products Operating LLC, junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	2,000,000	2,292,462
[f] Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	3,113,000	3,268,650
[f,i] Gaz Capital SA, (OJSC Gazprom), loan participation,
senior bond, 144A, 6.51%, 3/07/22	Russia	500,000	598,750
senior note, 144A, 5.092%, 11/29/15	Russia	3,000,000	3,222,720
[f] Halcon Resources Corp., senior note, 144A, 8.875%, 5/15/21	United States	1,000,000	1,065,000
[f] Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	3,500,000	3,863,153
Linn Energy LLC/Finance Corp., senior note,
8.625%, 4/15/20	United States	3,000,000	3,285,000
7.75%, 2/01/21	United States	1,000,000	1,070,000
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	1,754,000	1,876,780
Offshore Group Investment Ltd.,
[f] first lien, 144A, 7.50%, 11/01/19	United States	2,200,000	2,233,000
senior secured note, 11.50%, 8/01/15	United States	1,352,000	1,477,060
[f] PBF Holding Co. LLC, senior secured note, 144A, 8.25%, 2/15/20	United States	2,100,000	2,273,250
Peabody Energy Corp., senior note,
6.00%, 11/15/18	United States	700,000	747,250
6.50%, 9/15/20	United States	2,500,000	2,693,750
6.25%, 11/15/21	United States	1,000,000	1,067,500
[f] Penn Virginia Resource Partners LP/Finance Corp. II, senior note, 144A,
8.375%, 6/01/20	United States	1,600,000	1,732,000
Plains Exploration & Production Co., senior note,
7.625%, 6/01/18	United States	3,000,000	3,172,500
6.125%, 6/15/19	United States	600,000	657,000
6.875%, 2/15/23	United States	1,000,000	1,147,500
QR Energy LP/QRE Finance, senior note, 9.25%, 8/01/20	United States	1,800,000	1,899,000
Quicksilver Resources Inc., senior note,
8.25%, 8/01/15	United States	3,000,000	2,790,000
9.125%, 8/15/19	United States	500,000	447,500
[f] Samson Investment Co., senior note, 144A, 9.75%, 2/15/20	United States	3,500,000	3,718,750

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Energy (continued)
SandRidge Energy Inc., senior note,
8.75%, 1/15/20	United States	1,000,000		$1,100,000
[f] 144A, 8.00%, 6/01/18	United States	3,000,000		3,195,000
W&T Offshore Inc., senior note,
8.50%, 6/15/19	United States	2,000,000		2,160,000
[f] 144A, 8.50%, 6/15/19	United States	800,000		864,000

				93,845,206

Food & Staples Retailing 0.8%
[f] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	3,500,000		3,592,592
Rite Aid Corp., senior secured note,
9.75%, 6/12/16	United States	1,700,000		1,848,750
8.00%, 8/15/20	United States	1,300,000		1,491,750
Safeway Inc., senior bond, 3.95%, 8/15/20	United States	3,500,000		3,503,304

				10,436,396

Food, Beverage & Tobacco 1.1%
[f] Boparan Finance PLC, senior note, 144A, 9.75%, 4/30/18	United Kingdom	2,000,000	EUR	2,995,492
[f] CEDC Finance Corp. International Inc., senior secured note, 144A, 9.125%, 12/01/16	Russia	1,800,000		1,119,375
Del Monte Corp., senior note, 7.625%, 2/15/19	United States	4,000,000		4,190,000
JBS USA LLC/Finance Inc., senior note,
11.625%, 5/01/14	United States	1,500,000		1,680,000
[f] 144A, 8.25%, 2/01/20	United States	1,700,000		1,810,500
[f] Kraft Foods Group Inc., senior bond, 144A, 3.50%, 6/06/22	United States	3,000,000		3,204,939
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., senior note, 9.25%, 4/01/15	United States	496,000		505,920

				15,506,226

Health Care Equipment & Services 1.3%
CHS/Community Health Systems Inc.,
senior note, 8.00%, 11/15/19	United States	2,100,000		2,283,750
senior note, 7.125%, 7/15/20	United States	700,000		748,125
senior secured note, 5.125%, 8/15/18	United States	1,100,000		1,149,500
DaVita HealthCare Partners Inc., senior note, 5.75%, 8/15/22	United States	1,400,000		1,482,250
Emergency Medical Services Corp., senior note, 8.125%, 6/01/19	United States	2,300,000		2,537,188
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	800,000		874,000
senior note, 7.50%, 2/15/22	United States	2,000,000		2,300,000
senior note, 5.875%, 5/01/23	United States	500,000		518,750
senior secured bond, 7.25%, 9/15/20	United States	300,000		333,750
senior secured note, 5.875%, 3/15/22	United States	1,900,000		2,075,750
[f] Hologic Inc., senior note, 144A, 6.25%, 8/01/20	United States	900,000		974,250
Laboratory Corp. of America Holdings, senior bond, 3.75%, 8/23/22	United States	400,000		424,557
Vanguard Health Holding Co. II LLC/Inc., senior note, 8.00%, 2/01/18	United States	2,000,000		2,080,000
Vanguard Health Systems Inc., senior note, zero cpn., 2/01/16	United States	30,000		22,800

				17,804,670

Insurance 0.5%
MetLife Inc., junior sub. note, 6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	3,500,000		3,750,876
[f] Mitsui Sumitomo Insurance Co. Ltd., junior sub. note, 144A, 7.00% to 3/15/22, FRN
thereafter, 3/15/72	Japan	3,000,000		3,447,780

				7,198,656

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Materials 3.7%
ArcelorMittal, senior note, 6.00%, 3/01/21	Luxembourg	4,000,000		$3,991,332
[f] Ardagh Packaging Finance PLC, senior note, 144A, 9.125%, 10/15/20	Luxembourg	900,000		985,500
[f] Ardagh Packaging Finance PLC/MP Holdings USA Inc., 144A, 7.375%, 10/15/17	Luxembourg	600,000		655,875
[f] Cemex SAB de CV, senior secured note, 144A, 9.00%, 1/11/18	Mexico	3,500,000		3,822,297
Euramax International Inc., senior secured note, 9.50%, 4/01/16	United States	2,000,000		1,875,000
[f] FMG Resources August 2006 Pty. Ltd., senior note, 144A,
7.00%, 11/01/15	Australia	700,000		735,942
6.00%, 4/01/17	Australia	500,000		512,500
6.875%, 2/01/18	Australia	3,000,000		3,108,750
[f] Ineos Finance PLC, senior secured note, 144A,
9.00%, 5/15/15	United Kingdom	300,000		320,250
9.25%, 5/15/15	United Kingdom	100,000	EUR	142,338
8.375%, 2/15/19	United Kingdom	200,000		216,000
7.50%, 5/01/20	United Kingdom	300,000		315,750
[f] Ineos Group Holdings Ltd., senior note, 144A, 7.875%, 2/15/16	United Kingdom	1,500,000	EUR	1,974,451
senior secured note, 144A, 8.50%, 2/15/16	United Kingdom	1,500,000		1,500,000
[f] Inmet Mining Corp., senior note, 144A, 8.75%, 6/01/20	Canada	3,500,000		3,841,250
[f] Kerling PLC, senior secured note, 144A, 10.625%, 1/28/17	United Kingdom	3,000,000	EUR	3,846,885
[f] Kinove German Bondco GmbH, senior secured bond, 144A, 10.00%, 6/15/18	Germany	2,250,000	EUR	3,286,423
[f] MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,500,000		2,615,625
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	1,500,000		1,661,250
8.75%, 12/15/20	Canada	1,600,000		1,792,000
Reynolds Group Issuer Inc./LLC/SA,
[f] secured note, 144A, 5.75%, 10/15/20	United States	900,000		931,500
senior note, 8.50%, 5/15/18	United States	3,500,000		3,605,000
senior note, 8.25%, 2/15/21	United States	500,000		510,000
senior secured note, 7.125%, 4/15/19	United States	1,000,000		1,080,000
[f] Sealed Air Corp., senior note, 144A,
8.125%, 9/15/19	United States	1,000,000		1,130,000
6.50%, 12/01/20	United States	500,000		542,500
8.375%, 9/15/21	United States	800,000		918,000
[f] Xstrata Finance Canada Ltd., senior note, 144A, 4.95%, 11/15/21	Canada	4,000,000		4,299,668

				50,216,086

Media 3.3%
AMC Networks Inc., senior note, 7.75%, 7/15/21	United States	1,000,000		1,150,000
Cablevision Systems Corp., senior note, 8.625%, 9/15/17	United States	500,000		585,625
[f] Central European Media Enterprises Ltd., secured note, 144A, 11.625%, 9/15/16	Czech Republic	2,000,000	EUR	2,784,356
[f] CET 21 spol sro, senior secured note, 144A, 9.00%, 11/01/17	Czech Republic	300,000	EUR	432,746
Clear Channel Communications Inc.,
[f] 144A, 9.00%, 12/15/19	United States	975,000		897,000
senior note, 9.00%, 3/01/21	United States	4,700,000		4,218,250
Clear Channel Worldwide Holdings Inc.,
[f] senior note, 144A, 6.50%, 11/15/22	United States	1,000,000		1,042,500
senior sub. note, 7.625%, 3/15/20	United States	200,000		200,500
senior sub. note, 7.625%, 3/15/20	United States	1,300,000		1,316,250
CSC Holdings Inc., senior deb., 7.625%, 7/15/18	United States	1,500,000		1,740,000
[f] CSC Holdings LLC, senior note, 144A, 6.75%, 11/15/21	United States	2,000,000		2,227,500
DISH DBS Corp., senior note,
7.125%, 2/01/16	United States	4,000,000		4,500,000
6.75%, 6/01/21	United States	500,000		572,500
5.875%, 7/15/22	United States	500,000		540,000

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Media (continued)
Media General Inc., senior secured note, 11.75%, 2/15/17	United States	1,400,000		$1,624,000
[f] Nara Cable Funding Ltd., senior note, 144A, 8.875%, 12/01/18	Spain	800,000		818,000
[j] Radio One Inc., senior sub. note, PIK, 12.25%, 5/24/16	United States	2,280,619		2,026,538
[f] Seat Pagine Gialle SpA, senior secured note, 144A, 10.50%, 1/31/17	Italy	1,000,000	EUR	802,482
Time Warner Inc.,
7.625%, 4/15/31	United States	2,500,000		3,444,005
senior bond, 3.40%, 6/15/22	United States	500,000		522,003
[f] Unitymedia Hessen/NRW, secured bond, 144A, 5.75%, 1/15/23	Germany	800,000	EUR	1,103,186
senior secured note, 144A, 9.50%, 3/15/21	Germany	1,000,000	EUR	1,534,860
[f] Univision Communications Inc., secured bond, 144A, 6.75%, 9/15/22	United States	500,000		518,750
senior secured note, 144A, 7.875%, 11/01/20	United States	2,500,000		2,718,750
[f] UPC Holding BV, senior note, 144A, 6.375%, 9/15/22	Netherlands	500,000	EUR	675,883
[f] UPCB Finance II Ltd., senior secured note, 144A, 6.375%, 7/01/20	Netherlands	2,000,000	EUR	2,820,302
[f] UPCB Finance VI Ltd., senior secured note, 144A, 6.875%, 1/15/22	Netherlands	500,000		541,562
[f] Ziggo Bond Co., senior bond, 144A, 8.00%, 5/15/18	Netherlands	2,500,000	EUR	3,641,271

				44,998,819

Pharmaceuticals, Biotechnology & Life Sciences 1.5%
[f] AbbVie Inc., senior note, 144A, 2.90%, 11/06/22	United States	1,500,000		1,529,004
[f] Capsugel FinanceCo SCA, senior note, 144A, 9.875%, 8/01/19	United States	2,000,000	EUR	2,983,945
Endo Health Solutions Inc., senior note, 7.00%, 7/15/19	United States	1,500,000		1,606,875
Gilead Sciences Inc., senior note,
4.50%, 4/01/21	United States	2,000,000		2,287,464
4.40%, 12/01/21	United States	1,000,000		1,140,879
Grifols Inc., senior note, 8.25%, 2/01/18	Spain	3,000,000		3,318,750
[f] inVentiv Health Inc., senior note, 144A,
9.00%, 1/15/18	United States	600,000		607,500
10.00%, 8/15/18	United States	2,300,000		2,006,750
[f,j] Jaguar Holding Co. I, senior note, 144A, PIK, 9.375%, 10/15/17	United States	1,900,000		2,004,500
[f] VPI Escrow Corp., senior note, 144A, 6.375%, 10/15/20	United States	2,900,000		3,124,750

				20,610,417

Real Estate 0.0%†
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	595,000		595,744

Retailing 0.9%
[f] Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	2,000,000		2,230,000
[f,k] Edcon Pty. Ltd., senior secured note, 144A, FRN, 3.433%, 6/15/14	South Africa	3,000,000	EUR	3,800,468
[f] Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	1,500,000	GBP	2,515,049
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	3,000,000		3,307,500

				11,853,017

Semiconductors & Semiconductor Equipment 0.3%
Freescale Semiconductor Inc.,
senior note, 8.875%, 12/15/14	United States	182,000		184,048
senior note, 8.05%, 2/01/20	United States	1,600,000		1,600,000
senior note, 10.75%, 8/01/20	United States	1,382,000		1,489,105
[f] senior secured note, 144A, 9.25%, 4/15/18	United States	500,000		548,750

				3,821,903

Software & Services 0.9%
[f] Ceridian Corp., secured note, 144A, 8.875%, 7/15/19	United States	1,000,000		1,090,000
First Data Corp.,
senior bond, 12.625%, 1/15/21	United States	300,000		317,250
[f] senior secured bond, 144A, 8.25%, 1/15/21	United States	4,500,000		4,522,500

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)
Software & Services (continued)
Sitel LLC/Finance Corp., senior note, 11.50%, 4/01/18	United States	2,500,000		$1,775,000
Sterling International Inc., senior note, 11.00%, 10/01/19	United States	1,100,000		1,127,500
West Corp., senior note, 7.875%, 1/15/19	United States	3,300,000		3,432,000

				12,264,250

Technology Hardware & Equipment 0.5%
CDW LLC/Finance Corp., senior note, 8.50%, 4/01/19	United States	3,500,000		3,806,250
[f] CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	3,000,000		3,300,000

				7,106,250

Telecommunication Services 2.8%
[f] CC Holdings GS V LLC, senior secured bond, 144A, 3.849%, 4/15/23	United States	2,300,000		2,341,991
CenturyLink Inc., senior note,
6.00%, 4/01/17	United States	1,500,000		1,662,289
6.45%, 6/15/21	United States	1,000,000		1,105,800
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	3,000,000		3,075,000
[f] Digicel Group Ltd., senior note, 144A, 8.25%, 9/30/20	Jamaica	2,000,000		2,197,500
[f] Digicel Ltd., senior note, 144A, 8.25%, 9/01/17	Jamaica	300,000		324,000
[f] eAccess Ltd., senior note, 144A,
8.25%, 4/01/18	Japan	1,400,000		1,581,125
8.375%, 4/01/18	Japan	600,000	EUR	896,668
Frontier Communications Corp., senior note,
8.50%, 4/15/20	United States	2,500,000		2,887,500
8.75%, 4/15/22	United States	1,000,000		1,165,000
7.125%, 1/15/23	United States	500,000		531,875
Intelsat Jackson Holdings SA, senior note,
7.50%, 4/01/21	Luxembourg	2,000,000		2,215,000
[f] 144A, 7.25%, 10/15/20	Luxembourg	1,600,000		1,746,000
[f] 144A, 6.625%, 12/15/22	Luxembourg	1,600,000		1,655,000
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	400,000		424,500
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	700,000		761,250
Sprint Nextel Corp., senior note,
8.375%, 8/15/17	United States	3,000,000		3,502,500
[f] 144A, 9.00%, 11/15/18	United States	2,000,000		2,475,000
[f] 144A, 7.00%, 3/01/20	United States	800,000		932,000
Telefonica Emisiones SAU, senior note, 5.462%, 2/16/21	Spain	2,600,000		2,773,550
[f] Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	3,500,000		3,683,750
[f,j] Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	679,540	EUR	845,976

				38,783,274

Transportation 0.4%
[f] CEVA Group PLC, senior secured note, 144A,
11.625%, 10/01/16	United Kingdom	300,000		309,750
8.375%, 12/01/17	United Kingdom	1,500,000		1,494,375
11.50%, 4/01/18	United Kingdom	1,000,000		845,000
[f] HDTFS Inc., senior note, 144A, 6.25%, 10/15/22	United States	300,000		321,000
[f] Hertz Corp., senior note, 144A, 6.75%, 4/15/19	United States	2,200,000		2,411,750

				5,381,875

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)
Utilities 0.9%
[f] Calpine Corp., senior secured note, 144A,
7.875%, 7/31/20	United States	982,000	$1,107,205
7.50%, 2/15/21	United States	1,700,000	1,887,000
7.875%, 1/15/23	United States	470,000	533,450
CMS Energy Corp., senior note, 8.75%, 6/15/19	United States	1,500,000	1,957,617
[f] Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	3,000,000	2,700,000
[f] Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior secured note, 144A, 11.50%, 10/01/20	United States	5,400,000	4,252,500

			12,437,772

Total Corporate Bonds (Cost $436,439,869)			468,912,779

[k,l]Senior Floating Rate Interests 17.6%
Automobiles & Components 0.3%
August Luxuk Holding Co., Lux Second Lien, 10.50%, 4/27/19	Luxembourg	1,246,997	1,259,467
August U.S. Holding Co. Inc., U.S. Second Lien, 10.50%, 4/27/19	United States	960,077	969,678
[m] Federal-Mogul Corp.,
Tranche B Term Loan, 2.148%, 12/27/14	United States	1,046,071	963,039
Tranche C Term Loan, 2.148%, 12/27/15	United States	533,721	491,357
FPC Holdings Inc. (FleetPride), Initial Loan (2nd Lien), 9.25%, 5/19/20	United States	557,300	548,940
FRAM Group Holdings Inc. (Autoparts Holdings), Second Lien Term Loan, 10.50%, 1/29/18	United States	400,802	382,766

			4,615,247

Capital Goods 1.6%
[m] Air Distribution Technologies (Tomkins Air Distr.), Second Lien Initial Loan, 9.25%, 5/09/20	United States	737,891	756,338
Allison Transmission Inc., Term B-3 Loan, 4.25%, 8/23/19	United States	1,783,117	1,803,177
[m] FLY Funding II S.A.R.L., Loans, 7.75%, 8/08/18	Ireland	255,000	257,152
[m] RBS Global Inc. (Rexnord), Term B Loan, 4.50%, 4/01/18	United States	4,823,815	4,873,563
Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	2,582,186	2,595,097
[m] Silver II US Holdings LLC, Term Loan, 6.00%, 12/13/19	United States	2,235,600	2,258,155
Terex Corp., U.S. Term Loan, 4.50%, 4/28/17	United States	3,576,419	3,619,336
Tomkins LLC and Tomkins Inc., Term B-1 Loan, 4.25%, 9/21/16	United States	2,805,942	2,828,740
TransDigm Inc.,
Tranche B1 Term Loan, 4.00%, 2/14/17	United States	1,799,857	1,814,201
Tranche B2 Term Loan, 4.00%, 2/14/17	United States	507,575	511,654
Wesco Distribution Inc., Tranche B-1 Loan, 4.50%, 12/12/19	United States	724,300	729,189

			22,046,602

Commercial & Professional Services 1.3%
ARAMARK Corp.,
Extended Synthetic L/C, 3.309%, 7/26/16	United States	143,344	144,194
Extended U.S. Term Loan B-3, 3.462% - 3.561%, 7/26/16	United States	1,138,629	1,145,382
Synthetic L/C-3, 3.309%, 7/26/16	United States	91,726	92,270
Term Loan B Extended, 3.462%, 7/26/16	United States	2,178,033	2,190,951
[m] U.S. Term C Loan, 6.50%, 7/26/16	United States	980,600	986,416
Brock Holdings III Inc., Second Lien Term Loan, 10.00%, 3/16/18	United States	1,187,270	1,196,175
EnviroSolutions Real Property Holdings, Second Lien Term Loan, 8.00%, 7/29/14	United States	502,938	503,567
Interactive Data Corp., Term B Loans, 4.50%, 2/11/18	United States	5,873,824	5,912,332
KAR Auction Services Inc. (Adesa), Term Loan, 5.00%, 5/19/17	United States	5,436,709	5,494,474

			17,665,761

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[k,l]Senior Floating Rate Interests (continued)
Consumer Durables & Apparel 0.2%
[m] PVH Corp., Term Loan B, 4.75%, 12/20/19	United States	2,608,900	$2,628,000

Consumer Services 1.1%
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	2,295,714	2,315,444
Burger King Corp., Tranche B Term Loan, 3.75%, 9/28/19	United States	2,600,041	2,621,166
DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	1,363,692	1,377,329
MGM Resorts International, Term B Loan, 4.25%, 12/20/19	United States	753,200	762,380
[d,j] Turtle Bay Holdings LLC,
Term Loan A, PIK, 10.25%, 3/01/15	United States	2,116,501	2,116,501
Term Loan B, PIK, 3.00%, 3/01/15	United States	4,154,266	3,738,839
Wendy’s International Inc., Closing Date Term Loan, 4.75%, 5/15/19	United States	2,772,613	2,804,301

			15,735,960

Diversified Financials 0.9%
Asurion LLC,
Amortizing Term Loans (B1), 4.75%, 7/23/17	United States	707,672	713,268
Second Lien Term Loan, 9.00%, 5/24/19	United States	2,013,553	2,078,994
Term Loan (TLB), 5.50%, 5/24/18	United States	494,873	500,543
MoneyGram Payment Systems Worldwide Inc.,
Term Loan, 4.25%, 11/18/17	United States	3,357,159	3,352,963
Tranche B-1 Loan, 4.25%, 11/18/17	United States	1,073,388	1,072,046
TransUnion LLC/TransUnion FICO, Replacement Term Loan, 5.50%, 2/10/18	United States	3,967,779	4,028,950

			11,746,764

Energy 0.7%
Arch Coal Inc., Term Loans, 5.75%, 5/16/18	United States	4,556,788	4,614,564
[m] ATP Oil & Gas Corp.,
Additional NM Loans (DIP), 10.75%, 3/01/14	United States	5,532	4,713
DIP, 10.75%, 3/01/14	United States	48,443	41,273
Refinancing Loan (DIP), 10.75%, 3/01/14	United States	82,858	70,595
FTS International LLC (Frac Tech), Term Loan, 8.50%, 5/06/16	United States	447,523	373,402
Patriot Coal Corp., DIP Term Loan, 9.25%, 10/03/13	United States	2,512,495	2,531,339
Plains Exploration & Production Co., 7-Year Term Loan, 4.00%, 11/30/19	United States	1,973,600	1,982,645

			9,618,531

Food & Staples Retailing 0.2%
AdvancePierre Foods Inc.,
Loans, 5.75%, 7/10/17	United States	1,061,401	1,075,332
Second Lien Term Loan, 9.50%, 10/10/17	United States	1,619,009	1,659,484

			2,734,816

Food, Beverage & Tobacco 0.6%
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	8,621,296	8,651,832

Health Care Equipment & Services 2.4%
[m] Ardent Medical Services Inc., Second Lien Term Loan, 11.75%, 1/02/19	United States	1,195,436	1,220,839
Bausch & Lomb Inc., Parent Term Loan, 5.25%, 5/18/19	United States	4,602,815	4,650,487
Community Health Systems Inc., New Extended Term Loan, 3.811%, 1/25/17	United States	7,487,232	7,542,780
DaVita Inc.,
Tranche B Term Loan, 4.50%, 10/20/16	United States	2,660,317	2,682,265
Tranche B-2 Term Loan, 4.00%, 8/24/19	United States	3,464,300	3,496,043
HCA Inc., Tranche B-2 Term Loan, 3.561%, 3/31/17	United States	8,318,841	8,352,640
Hologic Inc., Tranche B Term Loan, 4.50%, 8/01/19	United States	2,099,816	2,127,594

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
[k,l]Senior Floating Rate Interests (continued)
Health Care Equipment & Services (continued)
Universal Health Services Inc., New Tranche B Term Loan, 3.75%, 11/15/16	United States	2,247,659	$2,260,583

			32,333,231

Household & Personal Products 0.0%†
Spectrum Brands Inc., Initial U.S. Term Loan, 4.50%, 12/17/19	United States	380,400	382,842

Materials 2.4%
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	1,898,223	1,876,076
Exopack LLC, Term B Loan, 6.50%, 5/31/17	United States	232,279	232,279
FMG America Finance Inc., Loans, 5.25%, 10/18/17	United States	2,535,845	2,561,401
Ineos US Finance LLC, Dollar Term Loan, 6.50%, 4/27/18	United States	4,093,474	4,144,004
NewPage Corp., Term Loan, 8.75%, 12/21/18	United States	2,757,776	2,757,776
PL Propylene LLC (PetroLogistics), Tranche B Term Loan, 7.00%, 3/27/17	United States	2,305,976	2,337,683
Reynolds Group Holdings Inc., U.S. Term Loan, 4.75%, 9/28/18	United States	6,944,627	7,039,720
Road Infrastructure Investment LLC (Ennis Flint), Second Lien Term Loan, 10.25%, 9/30/18	United States	5,351,561	5,257,909
Tronox Pigments (Netherlands) BV,
Closing Date Term Loan, 4.25%, 2/08/18	Netherlands	1,385,341	1,400,926
Delayed Draw Term Loan, 4.25%, 2/08/18	Netherlands	377,820	381,717
Walter Energy Inc., B Term Loan, 5.75%, 4/01/18	United States	4,251,841	4,291,702

			32,281,193

Media 2.3%
Cinemark USA Inc., Term Loan, 3.21%, 12/13/19	United States	1,732,380	1,739,743
Clear Channel Communications Inc.,
Tranche A Term Loan, 3.612%, 5/13/14	United States	666,228	649,780
Tranche B Term Loan, 3.862%, 1/29/16	United States	3,254,857	2,705,600
CSC Holdings Inc. (Cablevision), Incremental B-2 Extended Term Loan, 1.962%, 3/29/16	United States	2,754,274	2,771,488
[m] Cumulus Media Holdings Inc., Second Lien Term Loan, 7.50%, 9/16/19	United States	6,593,187	6,807,466
FoxCo Acquisition Sub LLC, Initial Term Loan, 5.50%, 7/14/17	United States	1,079,794	1,096,441
Hubbard Radio LLC, Second Lien Term Loan, 8.75%, 4/29/18	United States	1,488,810	1,518,587
Regal Cinemas Corp., Term Loan, 3.212% - 3.311%, 8/23/17	United States	2,871,730	2,887,114
Sinclair Television Group Inc., New Tranche B Term Loan, 4.00%, 10/29/16	United States	1,035,169	1,042,493
Telesat Canada, U.S. Term B Loan, 4.25%, 3/28/19	Canada	2,796,582	2,821,052
TWCC Holding Corp., Term Loan, 4.25%, 2/11/17	United States	2,882,032	2,916,855
UPC Financing Partnership,
Term Loan AF, 4.00%, 1/29/21	Netherlands	736,600	736,370
Term Loan T, 3.714%, 12/30/16	Netherlands	3,158,518	3,146,674
Term Loan X, 3.714%, 12/31/17	Netherlands	1,384,751	1,383,713

			32,223,376

Pharmaceuticals, Biotechnology & Life Sciences 0.9%
Par Pharmaceutical Cos. Inc., Term B Loans, 5.00%, 9/30/19	United States	1,669,774	1,672,034
[m] Quintiles Transnational Corp., Term B-2 Loan, 5.50%, 6/08/18	United States	38,400	38,712
Valeant Pharmaceuticals International Inc.,
[m] Series C Tranche B Term Loan, 5.50%, 2/13/19	Canada	2,568,200	2,588,746
Series D Tranche B Term Loan, 4.25%, 2/13/19	Canada	2,458,840	2,476,256
Warner Chilcott Co. LLC, Term B-2 Loan, 4.25%, 3/15/18	Puerto Rico	1,184,331	1,193,319
Warner Chilcott Corp.,
Additional Term B-1 Loan, 4.25%, 3/15/18	United States	899,549	906,376
Term B-1 Loan, 4.25%, 3/15/18	United States	2,368,662	2,386,638
WC Luxco S.A.R.L., Term B-3 Loan, 4.25%, 3/15/18	Luxembourg	1,628,455	1,640,813

			12,902,894

FSI-24

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
[k,l]Senior Floating Rate Interests (continued)
Retailing 1.1%
BJ’s Wholesale Club Inc.,
Initial Loan, 5.75%, 9/26/19	United States	6,334,857		$6,431,014
Second Lien Term Loan, 9.75%, 3/26/20	United States	2,652,243		2,741,756
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	3,539,376		3,558,181
Party City Holdings Inc., Term Loans, 5.75%, 7/27/19	United States	2,307,623		2,335,748

				15,066,699

Software & Services 0.2%
AVG Technologies NV, Term Loan, 7.50%, 3/15/16	Netherlands	387,393		390,299
[m] SunGard Data Systems Inc., Tranche D Term Loan, 6.00%, 1/31/20	United States	554,300		560,536
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	1,872,942		1,882,306

				2,833,141

Technology Hardware & Equipment 0.1%
Flextronics International USA Inc.,
A Closing Date Loan, 2.462%, 10/01/14	United States	95,127		95,294
A-1-A Delayed Draw Term Loan, 2.462%, 10/01/14	United States	27,335		27,383
A-1-B Delayed Draw Term Loan, 2.462%, 10/01/14	United States	195,392		195,820
A-2 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	669,983		671,449
A-3 Delayed Draw Term Loan, 2.462%, 10/01/14	United States	213,575		214,043
[m] Riverbed Technology Inc., Term Loan B, 5.25%, 12/18/19	United States	665,000		671,650

				1,875,639

Telecommunication Services 0.7%
Intelsat Jackson Holdings SA, Tranche B-1 Term Loan, 4.50%, 4/02/18	Luxembourg	8,721,642		8,802,631
[m] NTELOS Inc., Term B Advance, 7.00%, 11/11/19	United States	234,776		226,265

				9,028,896

Transportation 0.6%
Avis Budget Car Rental LLC, Tranche C Term Loan, 4.25%, 3/15/19	United States	3,077,494		3,111,346
Evergreen International Aviation Inc., Term Loan, 11.50%, 6/30/15	United States	2,010,458		1,970,249
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	847,103		849,750
Tranche B-1 Term Loan, 3.75%, 3/12/18	United States	2,298,900		2,305,367

				8,236,712

Total Senior Floating Rate Interests (Cost $238,910,354)				242,608,136

Foreign Government and Agency Securities 21.1%
Government of Australia, senior bond, 6.50%, 5/15/13	Australia	5,700,000	AUD	6,005,255
Government of Hungary,
5.50%, 2/12/14	Hungary	1,443,700,000	HUF	6,567,843
5.50%, 2/12/16	Hungary	1,864,700,000	HUF	8,424,586
6.50%, 6/24/19	Hungary	206,000,000	HUF	962,700
7.50%, 11/12/20	Hungary	312,600,000	HUF	1,551,198
senior note, 6.25%, 1/29/20	Hungary	5,507,000		6,102,444
senior note, 6.375%, 3/29/21	Hungary	1,550,000		1,726,313
[f] Government of Iceland, 144A, 5.875%, 5/11/22	Iceland	3,010,000		3,396,604
Government of Indonesia,
FR19, 14.25%, 6/15/13	Indonesia	26,830,000,000	IDR	2,916,027
FR20, 14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	2,682,086
FR26, 11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	207,890
FR34, 12.80%, 6/15/21	Indonesia	37,155,000,000	IDR	5,857,672

FSI-25

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Indonesia, (continued)
FR42, 10.25%, 7/15/27	Indonesia	2,000,000,000	IDR	$293,126
FR44, 10.00%, 9/15/24	Indonesia	9,300,000,000	IDR	1,320,783
Government of Ireland,
4.60%, 4/18/16	Ireland	344,000	EUR	484,593
5.90%, 10/18/19	Ireland	2,228,000	EUR	3,226,872
4.50%, 4/18/20	Ireland	2,029,000	EUR	2,698,687
5.00%, 10/18/20	Ireland	3,562,000	EUR	4,871,980
senior bond, 4.40%, 6/18/19	Ireland	3,338,000	EUR	4,450,018
senior bond, 5.40%, 3/13/25	Ireland	2,534,000	EUR	3,424,069
Government of Israel,
5.00%, 3/31/13	Israel	4,370,000	ILS	1,180,278
3.50%, 9/30/13	Israel	16,505,000	ILS	4,478,908
Government of Malaysia,
3.434%, 8/15/14	Malaysia	1,695,000	MYR	557,809
senior bond, 3.702%, 2/25/13	Malaysia	2,323,000	MYR	760,347
senior bond, 3.70%, 5/15/13	Malaysia	2,695,000	MYR	883,367
senior bond, 3.21%, 5/31/13	Malaysia	15,375,000	MYR	5,031,039
senior bond, 3.461%, 7/31/13	Malaysia	15,030,000	MYR	4,926,665
senior bond, 8.00%, 10/30/13	Malaysia	50,000	MYR	17,008
senior bond, 5.094%, 4/30/14	Malaysia	5,925,000	MYR	1,989,085
senior bond, 3.814%, 2/15/17	Malaysia	11,400,000	MYR	3,820,521
senior bond, 4.24%, 2/07/18	Malaysia	600,000	MYR	205,079
Government of Mexico,
9.00%, 6/20/13	Mexico	1,074,360	[n] MXN	8,542,735
8.00%, 12/19/13	Mexico	1,062,700	[n] MXN	8,541,707
7.00%, 6/19/14	Mexico	192,800	[n] MXN	1,549,609
9.50%, 12/18/14	Mexico	526,900	[n] MXN	4,469,497
8.00%, 12/17/15	Mexico	140,000	[n] MXN	1,182,784
Government of Poland,
5.25%, 4/25/13	Poland	7,895,000	PLN	2,569,450
5.00%, 10/24/13	Poland	3,845,000	PLN	1,262,744
5.75%, 4/25/14	Poland	38,255,000	PLN	12,785,484
5.50%, 4/25/15	Poland	5,975,000	PLN	2,034,051
6.25%, 10/24/15	Poland	12,680,000	PLN	4,443,331
5.75%, 9/23/22	Poland	1,000,000	PLN	379,374
[k] FRN, 5.15%, 1/25/17	Poland	1,660,000	PLN	540,185
[k] FRN, 5.15%, 1/25/21	Poland	1,683,000	PLN	542,544
Strip, 7/25/13	Poland	9,270,000	PLN	2,948,217
Strip, 1/25/14	Poland	12,960,000	PLN	4,059,242
[f] Government of Russia, senior bond, 144A, 7.50%, 3/31/30	Russia	3,674,275		4,705,460
Government of Sri Lanka,
A, 8.50%, 1/15/13	Sri Lanka	50,900,000	LKR	398,299
A, 13.50%, 2/01/13	Sri Lanka	59,500,000	LKR	466,723
A, 7.50%, 8/01/13	Sri Lanka	48,640,000	LKR	373,288
A, 7.00%, 3/01/14	Sri Lanka	7,020,000	LKR	52,220
A, 11.25%, 7/15/14	Sri Lanka	176,100,000	LKR	1,370,050
A, 11.75%, 3/15/15	Sri Lanka	1,160,000	LKR	9,066
A, 6.50%, 7/15/15	Sri Lanka	28,980,000	LKR	200,828
A, 11.00%, 8/01/15	Sri Lanka	200,400,000	LKR	1,537,886
A, 6.40%, 8/01/16	Sri Lanka	19,500,000	LKR	128,232
B, 8.50%, 7/15/13	Sri Lanka	1,110,000	LKR	8,582
B, 11.75%, 4/01/14	Sri Lanka	6,990,000	LKR	54,750

FSI-26

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Government of Sri Lanka, (continued)
B, 6.60%, 6/01/14	Sri Lanka	7,100,000	LKR	$51,983
B, 6.40%, 10/01/16	Sri Lanka	16,000,000	LKR	104,747
Government of Sweden,
1.50%, 8/30/13	Sweden	106,380,000	SEK	16,453,257
6.75%, 5/05/14	Sweden	109,020,000	SEK	18,106,528
Government of the Philippines,
senior bond, 8.75%, 3/03/13	Philippines	57,170,000	PHP	1,407,854
senior note, 6.25%, 1/27/14	Philippines	121,000,000	PHP	3,071,970
[f] Government of Ukraine,
144A, 7.75%, 9/23/20	Ukraine	6,000,000		6,178,170
senior bond, 144A, 7.80%, 11/28/22	Ukraine	1,310,000		1,323,100
senior note, 144A, 7.95%, 2/23/21	Ukraine	2,120,000		2,201,048
[o] Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	135,613,104	UYU	8,422,946
[f] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	1,500,000		1,717,500
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	8,300,000,000	IDR	880,166
Korea Monetary Stabilization Bond,
senior bond, 3.76%, 6/02/13	South Korea	707,150,000	KRW	667,516
senior bond, 3.90%, 8/02/13	South Korea	1,325,900,000	KRW	1,254,616
senior bond, 3.59%, 10/02/13	South Korea	1,237,510,000	KRW	1,170,438
senior bond, 3.48%, 12/02/13	South Korea	2,121,430,000	KRW	2,006,671
senior bond, 3.47%, 2/02/14	South Korea	2,916,950,000	KRW	2,761,944
senior bond, 3.59%, 4/02/14	South Korea	4,287,030,000	KRW	4,069,507
senior note, 3.28%, 6/02/14	South Korea	5,082,540,000	KRW	4,809,407
senior note, 2.82%, 8/02/14	South Korea	509,400,000	KRW	478,916
senior note, 2.78%, 10/02/14	South Korea	2,030,900,000	KRW	1,908,087
senior note, 2.84%, 12/02/14	South Korea	717,280,000	KRW	674,607
Korea Treasury Bond,
senior bond, 5.00%, 3/26/13	South Korea	1,163,000,000	KRW	1,098,798
senior bond, 3.75%, 6/10/13	South Korea	4,210,340,000	KRW	3,975,228
senior bond, 3.00%, 12/10/13	South Korea	15,972,210,000	KRW	15,045,186
senior bond, 3.50%, 6/10/14	South Korea	2,788,920,000	KRW	2,647,662
senior note, 5.25%, 3/10/13	South Korea	346,570,000	KRW	327,319
senior note, 3.25%, 12/10/14	South Korea	1,261,950,000	KRW	1,195,856
New South Wales Treasury Corp.,
5.25%, 5/01/13	Australia	1,605,000	AUD	1,681,193
5.50%, 8/01/13	Australia	3,305,000	AUD	3,486,491
Nota Do Tesouro Nacional,
10.00%, 1/01/14	Brazil	2,700	[p] BRL	1,352,092
10.00%, 1/01/17	Brazil	7,400	[p] BRL	3,807,622
[q] Index Linked, 6.00%, 5/15/15	Brazil	3,890	[p] BRL	4,618,172
[q] Index Linked, 6.00%, 8/15/16	Brazil	1,604	[p] BRL	1,955,646
[q] Index Linked, 6.00%, 8/15/18	Brazil	1,525	[p] BRL	1,924,614
Queensland Treasury Corp., senior note, 6.00%, 8/14/13	Australia	600,000	AUD	635,694
Uruguay Notas del Tesoro,
9.00%, 1/27/14	Uruguay	7,570,000	UYU	393,103
10.50%, 3/21/15	Uruguay	1,700,000	UYU	90,517
10.25%, 8/22/15	Uruguay	58,780,000	UYU	3,079,974
9.50%, 1/27/16	Uruguay	9,220,000	UYU	483,197
[o] Index Linked, 2.25%, 8/23/17	Uruguay	22,309,878	UYU	1,163,249
Western Australia Treasury Corp., 8.00%, 6/15/13	Australia	4,602,000	AUD	4,890,905

Total Foreign Government and Agency Securities (Cost $273,901,323)				289,750,686

FSI-27

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
U.S. Government and Agency Securities 2.1%
U.S. Treasury Bond,
4.50%, 2/15/16	United States	3,000,000	$3,381,330
7.875%, 2/15/21	United States	900,000	1,353,445
7.125%, 2/15/23	United States	1,980,000	2,982,684
U.S. Treasury Note,
2.375%, 3/31/16	United States	3,500,000	3,721,484
4.625%, 2/15/17	United States	600,000	699,281
4.75%, 8/15/17	United States	2,900,000	3,442,619
3.75%, 11/15/18	United States	7,000,000	8,147,342
[o] Index Linked, 0.125%, 4/15/16	United States	2,410,349	2,538,774
[o] Index Linked, 0.625%, 7/15/21	United States	2,565,844	2,916,644

Total U.S. Government and Agency Securities (Cost $26,704,627)			29,183,603

Asset-Backed Securities and Commercial Mortgage-Backed Securities 3.3%
Banks 1.5%
Banc of America Commercial Mortgage Inc., 2006-4, AJ, 5.695%, 7/10/46	United States	1,547,000	1,474,519
[f,k] Banc of America Large Loan, 2010-HLTN, 144A, FRN, 2.509%, 11/15/15	United States	4,119,670	4,122,626
Bear Stearns Commercial Mortgage Securities Inc.,
[k] 2006-PW11, AJ, FRN, 5.452%, 3/11/39	United States	500,000	511,813
2006-PW13, AJ, 5.611%, 9/11/41	United States	5,100,000	4,986,140
[k] Greenwich Capital Commercial Funding Corp., 2006-GG7, AJ, FRN, 5.867%, 7/10/38	United States	2,260,000	2,199,311
[f,k] Wachovia Bank Commercial Mortgage Trust, 2007-WHL8, A1, 144A, FRN, 0.289%, 6/15/20	United States	4,752,247	4,680,049
Wells Fargo Mortgage Backed Securities Trust,
[k] 2004-W, A9, FRN, 2.762%, 11/25/34	United States	1,859,052	1,931,098
2007-3, 3A1, 5.50%, 4/25/37	United States	1,432,052	1,482,550

			21,388,106

Diversified Financials 1.8%
[f,k] ARES CLO Funds, 2007-12A, B, 144A, FRN, 1.312%, 11/25/20	Cayman Islands	1,380,000	1,297,869
[f,k] Cent CDO Ltd., 2007-15A, A2B, 144A, FRN, 0.65%, 3/11/21	Cayman Islands	1,251,000	1,144,771
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,700,000	1,622,947
[k] 2007-C6, AM, FRN, 5.885%, 6/10/17	United States	1,700,000	1,935,437
[k] 2008-C7, A4, FRN, 6.072%, 12/10/49	United States	6,200,000	7,505,162
[k] Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, AJ, FRN, 5.688%, 10/15/48	United States	2,120,000	1,801,081
[f,k] Columbus Nova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.34%, 10/15/21	Cayman Islands	860,000	811,616
[f,k] Commercial Industrial Finance Corp., 2007-3A, A1J, 144A, FRN, 0.714%, 7/26/21	Cayman Islands	960,000	882,996
Countrywide Asset-Backed Certificates, 2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	858,178
[f,k] Gleneagles CLO Ltd., 2005-1A, A2, 144A, FRN, 0.713%, 11/01/17	Cayman Islands	1,000,000	909,580
[f,k] MAPS CLO Fund LLC, 2005-1A, B, 144A, FRN, 0.81%, 12/21/17	United States	1,400,000	1,385,510
[k] Morgan Stanley Capital I Trust, 2006-HQ8, AJ, FRN, 5.68%, 3/12/44	United States	200,000	203,283
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	68,193	67,759
[f,k] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.538%, 8/01/22	Cayman Islands	4,379,921	4,123,170

			24,549,359

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $41,738,738)			45,937,465

FSI-28

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*	Value
Mortgage-Backed Securities 6.0%
[k] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.348%, 1/01/33	United States	74,452	$77,627

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.0%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 6/01/19	United States	754,108	799,653
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	992,106	1,067,544
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	244,341	264,961
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	9,614	10,407
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	2,264	2,404
FHLMC Gold 30 Year, 3.00%, 11/01/42	United States	2,897,092	3,032,635
FHLMC Gold 30 Year, 3.50%, 4/01/42	United States	192,531	204,955
FHLMC Gold 30 Year, 4.00%, 9/01/40	United States	1,494,925	1,597,786
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	2,232,411	2,404,651
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 8/01/35	United States	822,534	889,090
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 6/01/36	United States	2,479,656	2,721,244
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 2/01/36	United States	696,663	769,777
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 6/01/36	United States	131,223	149,607
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 4/01/30	United States	53,441	62,002
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	1,733	1,886

			13,978,602

[k] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 2.33%, 4/01/20	United States	54,785	56,498
FNMA, 2.332%, 12/01/34	United States	253,358	270,091

			326,589

Federal National Mortgage Association (FNMA) Fixed Rate 4.8%
FNMA 15 Year, 2.50%, 6/01/27 - 11/01/27	United States	7,140,562	7,474,532
FNMA 15 Year, 3.00%, 3/01/22	United States	2,234,140	2,359,881
[m] FNMA 15 Year, 3.50%, 1/01/27	United States	1,750,000	1,856,914
[m] FNMA 15 Year, 4.00%, 1/01/27	United States	1,750,000	1,874,414
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	200,599	216,350
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	205,724	223,600
FNMA 15 Year, 5.50%, 11/01/13 - 11/01/18	United States	1,699,586	1,825,225
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	3,423	3,639
[m] FNMA 30 Year, 3.00%, 10/01/42 - 1/01/43	United States	15,149,706	15,892,583
FNMA 30 Year, 3.50%, 9/01/42	United States	746,545	798,426
FNMA 30 Year, 4.00%, 11/01/40 - 1/01/41	United States	2,482,972	2,665,150
FNMA 30 Year, 4.50%, 12/01/40	United States	4,351,537	4,717,076
FNMA 30 Year, 5.00%, 4/01/30 - 6/01/41	United States	19,192,892	20,867,561
FNMA 30 Year, 5.50%, 8/01/33 - 9/01/35	United States	1,285,373	1,408,142
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	1,913,438	2,109,549
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/37	United States	933,078	1,049,708

			65,342,750

Government National Mortgage Association (GNMA) Fixed Rate 0.2%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	758,947	834,611
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	886,663	979,168
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	4,007	4,757
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	42,951	51,466
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	1,933	2,371
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	213,182	234,909
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	253,113	284,775
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	102,063	117,290

FSI-29

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Principal Amount*		Value
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	22,195		$27,185

				2,536,532

Total Mortgage-Backed Securities (Cost $80,673,342)				82,262,100

Municipal Bonds 1.9%
California State GO,
Refunding, 5.00%, 4/01/38	United States	7,000,000		7,752,849
Various Purpose, 6.00%, 4/01/38	United States	2,500,000		2,996,250
Various Purpose, 6.00%, 11/01/39	United States	160,000		194,819
Various Purpose, 5.25%, 11/01/40	United States	560,000		651,515
Various Purpose, Refunding, 5.25%, 3/01/38	United States	1,500,000		1,688,370
Various Purpose, Refunding, NATL Insured, 4.50%, 12/01/32	United States	300,000		323,364
Various Purpose, Refunding, Series 1, AGMC Insured, 4.75%, 9/01/31	United States	290,000		311,425
Illinois State GO,
5.877%, 3/01/19	United States	3,575,000		4,118,865
Build America Bonds, 7.35%, 7/01/35	United States	3,000,000		3,632,130
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	1,510,000		1,639,694
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	2,100,000		2,345,511

Total Municipal Bonds (Cost $22,148,562)				25,654,792

Total Investments before Short Term Investments (Cost $1,131,994,076)				1,195,856,697

Short Term Investments 13.1%
Foreign Government and Agency Securities 4.0%
[r] Bank of Negara Monetary Note, 1/10/13 - 12/12/13	Malaysia	58,815,000	MYR	19,007,920
Government of Singapore, senior bond, 1.625%, 4/01/13	Singapore	2,400,000	SGD	1,971,399
Korea Monetary Stabilization Bond,
senior bond, 3.38%, 5/09/13	South Korea	4,420,000,000	KRW	4,164,368
senior note, 3.83%, 4/02/13	South Korea	441,970,000	KRW	416,623
senior note, 3.28%, 6/09/13	South Korea	4,397,300,000	KRW	4,143,155
[r] Malaysia Treasury Bills, 1/25/13 - 6/28/13	Malaysia	5,900,000	MYR	1,902,993
[r] Mexican Cetes Treasury Bill, 9/19/13	Mexico	325,000	MXN	244,796
[r] Philippine Treasury Bills, 2/20/13 - 11/13/13	Philippines	239,680,000	PHP	5,823,608
[r] Singapore Treasury Bills, 1/10/13 - 11/01/13	Singapore	12,310,000	SGD	10,074,879
[r] Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	Sri Lanka	3,260,000	LKR	23,784
[r] Sweden Treasury Bills, 3/20/13 - 6/19/13	Sweden	19,410,000	SEK	2,976,593
Uruguay Treasury Bills,
[r] 8/09/13	Uruguay	16,070,000	UYU	795,100
Strip, 9/09/13	Uruguay	58,400,000	UYU	2,861,914

Total Foreign Government and Agency Securities (Cost $52,597,129)				54,407,132

Total Investments before Money Market Funds (Cost $1,184,591,205)				1,250,263,829

FSI-30

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund	Country	Shares	Value
Money Market Funds (Cost $125,449,996) 9.1%
[a,s] Institutional Fiduciary Trust Money Market Portfolio	United States	125,449,996	$125,449,996

Total Investments (Cost $1,310,041,201) 100.1%			1,375,713,825
Other Assets, less Liabilities (0.1)%			(1,247,144)

Net Assets 100.0%			$1,374,466,681

See Abbreviations on page FSI-51.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSecurity has been deemed illiquid because it may not be able to be sold within seven days.

cSee Note 1(g) regarding investment in FT Holdings Corporation III.

dAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

eSee Note 9 regarding restricted securities.

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $228,960,011, representing 16.66% of net assets.

gSee Note 8 regarding defaulted securities.

hPerpetual security with no stated maturity date.

iSee Note 1(f) regarding loan participation notes.

jIncome may be received in additional securities and/or cash.

kThe coupon rate shown represents the rate at period end.

lSee Note 1(i) regarding senior floating rate interests.

mA portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis. See Note 1(c).

nPrincipal amount is stated in 100 Mexican Peso Units.

oPrincipal amount of security is adjusted for inflation. See Note 1(k).

pPrincipal amount is stated in 1,000 Brazilian Real Units.

qRedemption price at maturity is adjusted for inflation. See Note 1(k).

rThe security is traded on a discount basis with no stated coupon rate.

sSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	239,450	$305,897	1/03/13	$—	$(10,089)
Euro	DBAB	Buy	239,450	316,194	1/03/13	—	(207)
Philippine Peso	DBAB	Buy	12,562,000	301,899	1/07/13	4,079	—
Chilean Peso	DBAB	Sell	1,000,000,000	1,969,859	1/10/13	—	(116,038)
Chilean Peso	DBAB	Buy	2,449,000,000	4,646,177	1/10/13	462,185	—
Indian Rupee	HSBC	Buy	94,400,000	1,702,318	1/10/13	14,618	—
Japanese Yen	HSBC	Sell	183,560,000	2,402,932	1/10/13	286,909	—
Euro	UBSW	Sell	3,940,000	5,039,654	1/11/13	—	(160,090)
Euro	BZWS	Sell	1,691,484	2,164,339	1/11/13	—	(67,967)
Euro	JPHQ	Sell	1,802,953	2,299,576	1/14/13	—	(79,903)
Euro	DBAB	Sell	2,187,000	2,808,327	1/14/13	—	(78,006)
Euro	DBAB	Buy	321,959	416,551	1/14/13	8,361	—
Japanese Yen	BZWS	Sell	460,675,000	6,026,228	1/15/13	715,481	—
Philippine Peso	JPHQ	Buy	2,317,000	55,861	1/15/13	582	—
Indian Rupee	JPHQ	Buy	192,280,000	3,606,152	1/16/13	—	(113,433)
Euro	DBAB	Sell	252,750	330,243	1/17/13	—	(3,337)
Euro	DBAB	Buy	212,200	273,993	1/17/13	6,070	—
Euro	BZWS	Sell	2,912,410	3,716,235	1/22/13	—	(127,750)
Euro	DBAB	Sell	186,978	238,990	1/22/13	—	(7,796)
Japanese Yen	DBAB	Buy	271,680,000	3,466,810	1/22/13	—	(334,646)
Japanese Yen	DBAB	Sell	271,680,000	3,556,021	1/22/13	423,857	—
Euro	DBAB	Sell	465,260	603,675	1/24/13	—	(10,416)
Euro	DBAB	Sell	3,774,662	4,908,633	1/28/13	—	(73,679)
Euro	BZWS	Sell	1,007,118	1,313,231	1/28/13	—	(16,100)
Euro	DBAB	Buy	572,313	758,114	1/28/13	—	(2,698)
Euro	DBAB	Buy	3,177,772	4,098,910	1/28/13	95,546	—
Indian Rupee	JPHQ	Buy	54,590,000	1,000,000	1/29/13	—	(11,110)
Euro	DBAB	Sell	4,032,721	5,311,900	1/30/13	—	(11,130)
Euro	DBAB	Sell	3,014,151	3,960,293	1/31/13	—	(18,299)
Chilean Peso	DBAB	Buy	725,000,000	1,434,167	2/07/13	72,222	—
Chilean Peso	JPHQ	Buy	482,900,000	958,325	2/08/13	44,911	—
Indian Rupee	HSBC	Buy	186,760,000	3,668,507	2/08/13	—	(291,139)
Chilean Peso	BZWS	Buy	1,487,300,000	2,958,623	2/11/13	130,137	—
Euro	UBSW	Sell	2,151,000	2,862,400	2/13/13	22,831	—
Singapore Dollar	DBAB	Buy	578,000	462,289	2/25/13	10,902	—
Japanese Yen	BZWS	Sell	37,600,000	480,327	2/27/13	46,723	—
Singapore Dollar	DBAB	Buy	361,500	288,301	2/28/13	7,648	—
Euro	UBSW	Sell	2,581,000	3,478,156	3/01/13	70,477	—
Japanese Yen	JPHQ	Sell	85,800,000	1,073,842	3/01/13	84,379	—
Japanese Yen	HSBC	Sell	85,800,000	1,073,070	3/01/13	83,607	—
Euro	DBAB	Sell	5,979,967	8,000,000	3/04/13	104,464	—
Indian Rupee	HSBC	Buy	32,771,000	592,320	3/04/13	—	(2,064)
Japanese Yen	UBSW	Sell	95,700,000	1,194,048	3/04/13	90,388	—
Japanese Yen	DBAB	Sell	257,790,000	3,153,395	3/04/13	180,430	—
Indian Rupee	HSBC	Buy	5,576,000	100,950	3/11/13	—	(645)
Indian Rupee	HSBC	Buy	14,080,000	255,600	3/13/13	—	(2,408)
Euro	DBAB	Sell	324,000	424,084	3/18/13	—	(3,760)
Indian Rupee	DBAB	Buy	14,156,000	256,505	3/18/13	—	(2,175)
Singapore Dollar	JPHQ	Buy	700,000	573,395	3/19/13	—	(322)

FSI-32

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	973,400	$768,696	3/19/13	$28,202	$—
Singapore Dollar	HSBC	Buy	1,113,000	880,747	3/19/13	30,438	—
Indian Rupee	DBAB	Buy	12,894,000	231,786	3/20/13	—	(212)
Indian Rupee	JPHQ	Buy	55,600,000	1,000,000	3/21/13	—	(1,616)
Singapore Dollar	DBAB	Buy	1,048,000	835,592	3/21/13	22,380	—
Singapore Dollar	HSBC	Buy	837,000	667,251	3/21/13	17,980	—
Euro	DBAB	Sell	333,108	440,136	3/26/13	232	—
Euro	DBAB	Sell	7,647,393	10,159,601	4/02/13	59,755	—
Euro	DBAB	Sell	222,456	297,469	4/03/13	3,670	—
Indian Rupee	HSBC	Buy	108,100,000	2,000,000	4/03/13	—	(63,363)
Euro	BZWS	Sell	132,570	176,948	4/05/13	1,859	—
Philippine Peso	DBAB	Buy	12,557,000	302,149	4/05/13	3,677	—
Philippine Peso	DBAB	Buy	20,621,000	496,999	4/10/13	5,173	—
Philippine Peso	JPHQ	Buy	6,636,000	159,919	4/10/13	1,684	—
British Pound	DBAB	Sell	456,285	720,246	4/11/13	—	(20,969)
British Pound	DBAB	Buy	456,285	738,725	4/11/13	2,489	—
Euro	DBAB	Sell	949,814	1,251,011	4/11/13	—	(3,511)
Philippine Peso	HSBC	Buy	10,293,000	247,779	4/11/13	2,875	—
Indian Rupee	DBAB	Buy	20,841,000	383,696	4/12/13	—	(10,894)
Chilean Peso	MSCO	Buy	116,230,000	229,138	4/15/13	10,254	—
Indian Rupee	DBAB	Buy	44,691,000	817,214	4/15/13	—	(18,192)
Indian Rupee	DBAB	Sell	28,000,000	486,280	4/15/13	—	(14,327)
Philippine Peso	HSBC	Buy	8,192,000	197,502	4/15/13	1,972	—
Euro	HSBC	Sell	142,717	188,818	4/16/13	307	—
Indian Rupee	JPHQ	Buy	30,019,000	550,585	4/16/13	—	(13,971)
Indian Rupee	JPHQ	Buy	29,466,000	538,595	4/18/13	—	(12,045)
Chilean Peso	MSCO	Buy	104,150,000	205,505	4/19/13	8,887	—
Euro	BZWS	Sell	130,134	171,152	4/19/13	—	(743)
Indian Rupee	JPHQ	Buy	14,719,000	269,695	4/22/13	—	(6,848)
Indian Rupee	DBAB	Buy	10,360,000	189,582	4/22/13	—	(4,577)
Euro	JPHQ	Sell	36,314	48,058	4/23/13	88	—
Euro	BZWS	Sell	1,659,340	2,160,809	4/25/13	—	(31,161)
Indian Rupee	DBAB	Buy	20,931,000	373,361	4/26/13	165	—
Chilean Peso	JPHQ	Buy	234,301,000	462,680	4/29/13	18,958	—
Chilean Peso	CITI	Buy	377,668,000	747,857	4/29/13	28,490	—
Indian Rupee	JPHQ	Buy	17,801,000	319,386	4/29/13	—	(1,878)
Euro	DBAB	Sell	753,750	1,000,000	4/30/13	4,256	—
Euro	BZWS	Sell	91,515	121,559	4/30/13	663	—
Indian Rupee	JPHQ	Buy	14,829,000	265,529	4/30/13	—	(1,076)
Singapore Dollar	DBAB	Buy	6,168,500	5,059,963	4/30/13	—	(9,832)
British Pound	DBAB	Sell	453,906	732,877	5/02/13	—	(4,415)
British Pound	DBAB	Buy	230,355	370,520	5/02/13	3,652	—
Euro	DBAB	Sell	71,000	93,003	5/02/13	—	(794)
Philippine Peso	JPHQ	Buy	91,360,000	2,144,953	5/06/13	78,675	—
Chilean Peso	DBAB	Buy	574,000,000	1,134,051	5/08/13	44,412	—
Singapore Dollar	DBAB	Buy	3,707,640	2,984,016	5/10/13	51,439	—
Euro	DBAB	Sell	429,000	557,357	5/13/13	—	(9,448)
British Pound	DBAB	Sell	2,287,500	3,654,968	5/17/13	—	(60,468)
British Pound	DBAB	Buy	2,157,182	3,433,090	5/17/13	70,680	—
Euro	JPHQ	Sell	201,376	258,322	5/23/13	—	(7,766)
Euro	DBAB	Sell	1,053,792	1,310,844	6/05/13	—	(81,764)

FSI-33

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	JPHQ	Buy	4,945,200	$4,052,446	6/05/13	$—	$(3,720)
Euro	UBSW	Sell	4,274,000	5,354,467	6/28/13	—	(294,985)
Euro	DBAB	Sell	320,700	402,767	6/28/13	—	(21,140)
Japanese Yen	BZWS	Sell	620,288,000	7,871,176	7/02/13	710,321	—
British Pound	DBAB	Sell	297,656	461,665	7/09/13	—	(21,702)
Euro	DBAB	Sell	478,724	590,553	7/23/13	—	(42,403)
Euro	DBAB	Sell	218,913	267,380	7/25/13	—	(22,067)
Euro	BZWS	Sell	1,993,000	2,589,505	7/26/13	—	(45,678)
Euro	DBAB	Sell	190,862	231,697	7/26/13	—	(20,665)
Euro	CITI	Sell	648,569	841,907	7/26/13	—	(15,643)
Euro	DBAB	Sell	3,280,000	3,997,336	7/29/13	—	(339,685)
Euro	DBAB	Sell	870,275	1,077,313	7/31/13	—	(73,443)
British Pound	DBAB	Sell	169,385	264,765	8/01/13	—	(10,277)
Euro	JPHQ	Sell	667,276	815,828	8/06/13	—	(66,562)
Euro	CITI	Sell	317,220	395,948	8/08/13	—	(23,546)
Euro	CITI	Sell	92,411	115,487	8/09/13	—	(6,719)
Japanese Yen	DBAB	Sell	35,465,000	452,961	8/19/13	43,331	—
Chilean Peso	JPHQ	Buy	1,141,336,600	2,278,117	8/20/13	34,406	—
Euro	BZWS	Sell	2,084,000	2,579,784	8/20/13	—	(176,470)
Japanese Yen	JPHQ	Sell	15,928,000	201,793	8/20/13	17,818	—
Japanese Yen	HSBC	Sell	65,957,000	835,957	8/20/13	74,129	—
Japanese Yen	UBSW	Sell	32,055,000	407,125	8/20/13	36,878	—
Euro	DBAB	Sell	193,056	238,881	8/21/13	—	(16,453)
Euro	UBSW	Sell	3,500,000	4,331,775	8/22/13	—	(297,350)
Japanese Yen	BZWS	Sell	15,895,000	201,075	8/22/13	17,478	—
Euro	BZWS	Sell	704,462	882,127	8/23/13	—	(49,609)
Japanese Yen	DBAB	Buy	15,708,000	201,147	8/23/13	—	(19,708)
Japanese Yen	CITI	Sell	31,757,000	401,758	8/23/13	34,942	—
Japanese Yen	DBAB	Sell	15,708,000	198,848	8/23/13	17,409	—
Japanese Yen	HSBC	Sell	31,524,000	399,250	8/23/13	35,125	—
Euro	BZWS	Sell	3,068,753	3,844,657	8/26/13	—	(214,275)
Euro	UBSW	Sell	2,397,698	3,000,000	8/26/13	—	(171,351)
Japanese Yen	JPHQ	Sell	31,689,000	401,992	8/26/13	35,949	—
Japanese Yen	UBSW	Sell	34,903,000	442,426	8/26/13	39,258	—
Japanese Yen	BZWS	Sell	44,152,000	560,376	8/26/13	50,371	—
Singapore Dollar	DBAB	Buy	580,000	464,595	8/26/13	10,270	—
Euro	DBAB	Sell	810,000	1,024,091	8/27/13	—	(47,279)
Japanese Yen	DBAB	Buy	44,915,000	575,059	8/27/13	—	(56,236)
Japanese Yen	JPHQ	Sell	15,991,000	204,547	8/27/13	19,832	—
Japanese Yen	HSBC	Sell	50,145,000	641,240	8/27/13	62,004	—
Japanese Yen	DBAB	Sell	72,099,000	921,699	8/27/13	88,868	—
Singapore Dollar	DBAB	Buy	722,000	581,742	8/27/13	9,383	—
Euro	DBAB	Sell	1,978,657	2,487,970	8/28/13	—	(129,187)
Euro	DBAB	Sell	651,325	823,796	8/29/13	—	(37,717)
Japanese Yen	JPHQ	Sell	15,743,000	201,079	8/30/13	19,223	—
Singapore Dollar	DBAB	Buy	361,500	289,269	8/30/13	6,702	—
Euro	DBAB	Sell	601,984	760,606	9/04/13	—	(35,694)
Euro	BZWS	Sell	271,320	343,478	9/10/13	—	(15,446)
Euro	BZWS	Sell	266,006	341,467	9/12/13	—	(10,435)
Euro	BZWS	Sell	759,073	982,734	9/16/13	—	(21,494)
Euro	UBSW	Sell	708,181	916,245	9/17/13	—	(20,666)

FSI-34

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	178,354	$234,946	9/19/13	$—	$(1,018)
Singapore Dollar	JPHQ	Buy	694,000	567,364	9/19/13	836	—
Euro	UBSW	Sell	2,137,312	2,824,950	9/20/13	—	(2,766)
Japanese Yen	DBAB	Sell	335,180,000	4,000,000	9/20/13	127,280	—
Euro	DBAB	Sell	495,470	648,967	9/23/13	—	(6,574)
Euro	BZWS	Sell	469,210	609,870	9/24/13	—	(10,933)
Euro	DBAB	Sell	1,550,000	1,999,268	9/30/13	—	(51,657)
Philippine Peso	DBAB	Buy	21,010,000	502,632	10/04/13	7,654	—
Philippine Peso	HSBC	Buy	16,853,000	404,013	10/04/13	5,308	—
Euro	UBSW	Sell	2,850,000	3,691,121	10/07/13	—	(80,280)
Euro	DBAB	Sell	185,654	240,385	10/07/13	—	(5,291)
Philippine Peso	HSBC	Buy	25,126,000	604,150	10/07/13	6,005	—
Euro	BZWS	Sell	2,749,000	3,575,075	10/11/13	—	(62,864)
Philippine Peso	JPHQ	Buy	8,232,000	198,166	10/11/13	1,695	—
Philippine Peso	HSBC	Buy	14,493,000	348,716	10/11/13	3,153	—
Euro	DBAB	Sell	121,043	157,162	10/15/13	—	(3,031)
Philippine Peso	DBAB	Buy	4,913,000	118,047	10/16/13	1,201	—
Euro	DBAB	Sell	587,951	769,510	10/18/13	—	(8,637)
Malaysian Ringgit	JPHQ	Buy	763,000	245,614	10/18/13	—	(706)
Malaysian Ringgit	DBAB	Buy	10,212,000	3,293,662	10/23/13	—	(16,621)
Malaysian Ringgit	HSBC	Buy	6,809,796	2,196,000	10/24/13	—	(10,837)
Euro	BZWS	Sell	217,715	283,992	10/25/13	—	(4,178)
Japanese Yen	JPHQ	Sell	270,990,000	3,408,572	10/28/13	275,918	—
Euro	UBSW	Sell	369,000	481,010	10/29/13	—	(7,428)
Euro	DBAB	Sell	1,494,524	1,934,250	10/31/13	—	(44,074)
Japanese Yen	JPHQ	Sell	360,360,000	4,532,853	11/01/13	366,844	—
Euro	DBAB	Sell	243,767	318,112	11/04/13	—	(4,583)
Euro	BZWS	Sell	529,706	689,577	11/05/13	—	(11,649)
Euro	JPHQ	Sell	473,670	606,523	11/12/13	—	(20,580)
Euro	DBAB	Sell	800,000	1,050,560	11/14/13	—	(8,607)
Euro	DBAB	Sell	227,970	291,031	11/15/13	—	(10,796)
Japanese Yen	MSCO	Sell	12,500,000	158,018	11/15/13	13,481	—
Euro	DBAB	Sell	63,419	81,477	11/19/13	—	(2,493)
Malaysian Ringgit	DBAB	Buy	623,200	200,000	11/19/13	—	(279)
Euro	UBSW	Sell	1,480,440	1,895,111	11/20/13	—	(65,084)
Euro	JPHQ	Sell	221,993	283,400	11/20/13	—	(10,533)
Malaysian Ringgit	HSBC	Buy	376,000	120,466	11/20/13	28	—
Euro	UBSW	Sell	1,245,000	1,623,169	12/03/13	—	(25,570)
Euro	UBSW	Sell	3,400,000	4,463,418	12/09/13	—	(39,517)
Euro	DBAB	Sell	5,049,917	6,629,027	12/10/13	—	(59,134)
Japanese Yen	UBSW	Sell	187,760,000	2,293,448	12/12/13	121,562	—
Euro	DBAB	Sell	1,200,000	1,565,760	12/13/13	—	(23,595)
Euro	CITI	Sell	3,868,000	5,079,844	12/17/13	—	(43,445)
Euro	DBAB	Sell	486,875	643,016	12/18/13	—	(1,875)
Euro	DBAB	Sell	262,167	348,111	12/20/13	847	—
Euro	DBAB	Sell	239,450	317,415	1/03/14	184	—

Unrealized appreciation (depreciation)						5,765,812	(4,897,317)

Net unrealized appreciation (depreciation)						$868,495

FSI-35

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin Strategic Income Securities Fund

At December 31, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Counter- party[a]	Notional Amount[b]	Periodic Payment Rate	Expiration Date	Upfront Premiums Paid (Received)	Unrealized Appreciation	Unrealized Depreciation	Market Value	Rating[c]
Contracts to Sell Protection[d]
Traded Index
MCDX.NA.19	CITI	$12,500,000	1.00%	12/20/17	$(322,747)	$9,191	$—	(313,556)	Non Investment Grade
MCDX.NA.19	GSCO	500,000	1.00%	12/20/17	(14,415)	1,873	—	(12,542)	Non Investment Grade
MCDX.NA.19	MSCO	7,000,000	1.00%	12/20/17	(171,750)	—	(3,841)	(175,591)	Non Investment Grade

Unrealized appreciation (depreciation)						11,064	(3,841)

Net unrealized appreciation (depreciation)						$7,223

aPositions are generally not collateralized if the market value is under $250,000. Collateral requirements may be net of current positions at the individual counterparty for the fund. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at year end:

Counterparty	Collateral Posted (Received)
CITI	$260,000

bIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

cBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include failure to pay or bankruptcy of the underlying securities for traded index swaps.

See Abbreviations on page FSI-51.

The accompanying notes are an integral part of these financial statements.

FSI-36

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,184,591,205
Cost - Sweep Money Fund (Note 7)	125,449,996

Total cost of investments	$1,310,041,201

Value - Unaffiliated issuers	$1,250,263,829
Value - Sweep Money Fund (Note 7)	125,449,996

Total value of investments	1,375,713,825
Cash	1,743,381
Restricted cash (Note 1e)	685,000
Foreign currency, at value (cost $1,402,602)	1,402,035
Receivables:
Investment securities sold	3,879,221
Capital shares sold	457,848
Interest	15,217,191
Due from brokers	1,320,000
Unrealized appreciation on forward exchange contracts	5,765,812
Unrealized appreciation on swap contracts	11,064
Other assets	34

Total assets	1,406,195,411

Liabilities:
Payables:
Investment securities purchased	19,833,559
Capital shares redeemed	4,263,339
Affiliates	804,533
Due to brokers	685,000
Swaps (premiums received $526,681)	508,912
Unrealized depreciation on forward exchange contracts	4,897,317
Unrealized depreciation on swap contracts	3,841
Deferred tax	209,403
Accrued expenses and other liabilities	522,826

Total liabilities	31,728,730

Net assets, at value	$1,374,466,681

Net assets consist of:
Paid-in capital	$1,223,254,980
Undistributed net investment income	68,571,868
Net unrealized appreciation (depreciation)	66,464,631
Accumulated net realized gain (loss)	16,175,202

Net assets, at value	$1,374,466,681

The accompanying notes are an integral part of these financial statements.

FSI-37

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Franklin Strategic Income Securities Fund
Class 1:
Net assets, at value	$1,019,536,948

Shares outstanding	77,412,494

Net asset value and maximum offering price per share	$13.17

Class 2:
Net assets, at value	$158,451,035

Shares outstanding	12,336,191

Net asset value and maximum offering price per share	$12.84

Class 4:
Net assets, at value	$196,478,698

Shares outstanding	15,065,356

Net asset value and maximum offering price per share	$13.04

The accompanying notes are an integral part of these financial statements.

FSI-38

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Strategic Income Securities Fund
Investment income:
Dividends	$70,281
Interest	77,427,453

Total investment income	77,497,734

Expenses:
Management fees (Note 3a)	4,712,412
Administrative fees (Note 3b)	2,757,946
Distribution fees: (Note 3c)
Class 2	350,666
Class 4	692,586
Unaffiliated transfer agent fees	520
Custodian fees (Note 4)	309,917
Reports to shareholders	102,535
Professional fees	96,141
Trustees’ fees and expenses	5,476
Other	67,431

Total expenses	9,095,620

Net investment income	68,402,114

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	17,051,467
Foreign currency transactions	8,367,672
Swap contracts	2,626,286

Net realized gain (loss)	28,045,425

Net change in unrealized appreciation (depreciation) on:
Investments	73,292,749
Translation of other assets and liabilities denominated in foreign currencies	(1,532,223)
Change in deferred taxes on unrealized appreciation	67,485

Net change in unrealized appreciation (depreciation)	71,828,011

Net realized and unrealized gain (loss)	99,873,436

Net increase (decrease) in net assets resulting from operations	$168,275,550

The accompanying notes are an integral part of these financial statements.

FSI-39

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$68,402,114	$76,340,737
Net realized gain (loss) from investments, foreign currency transactions and swap contracts	28,045,425	33,514,759
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	71,828,011	(71,081,939)

Net increase (decrease) in net assets resulting from operations	168,275,550	38,773,557

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(72,486,947)	(69,631,166)
Class 2	(9,567,293)	(7,304,903)
Class 4	(13,446,008)	(11,235,444)
Net realized gains:
Class 1	(1,182,191)	—
Class 2	(160,795)	—
Class 4	(230,338)	—

Total distributions to shareholders	(97,073,572)	(88,171,513)

Capital share transactions: (Note 2)
Class 1	(78,499,832)	(114,013,494)
Class 2	27,715,617	27,304,975
Class 4	(2,176,836)	7,657,719

Total capital share transactions	(52,961,051)	(79,050,800)

Net increase (decrease) in net assets	18,240,927	(128,448,756)
Net assets:
Beginning of year	1,356,225,754	1,484,674,510

End of year	$1,374,466,681	$1,356,225,754

Undistributed net investment income included in net assets:
End of year	$68,571,868	$84,105,225

The accompanying notes are an integral part of these financial statements.

FSI-40

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Strategic Income Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 89.42% of the Fund’s shares were held through one insurance company. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers, three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due

FSI-41

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery and TBA Basis

The Fund purchases securities on a delayed delivery and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain

FSI-42

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position.

At December 31, 2012, the Fund had OTC derivatives in a net liability position of $1,374,810 and the aggregate value of collateral pledged for such contracts was $1,320,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC credit default swap contracts primarily to manage exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2012, the Fund held $148,494 in U.S treasury bonds and notes as collateral for derivatives.

See Note 10 regarding other derivative information.

e. Restricted Cash

At December 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Loan Participation Notes

The Fund invests in loan participation notes (“Participations”). Participations are loans originally issued to a borrower by one or more financial institutions (the “Lender”) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender, and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

FSI-43

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. FT Holdings Corporation III (FT Subsidiary)

The Fund invests in certain securities through its investment in FT Subsidiary, a Delaware Corporation and a wholly-owned subsidiary of the Fund. The FT Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At December 31, 2012, all FT Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the FT Subsidiary during the year ended December 31, 2012, have been included in the Fund’s Statement of Operations.

h. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

i. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

j. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

FSI-44

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

k. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

l. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

m. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSI-45

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,209,922	$41,235,226	2,569,621	$33,265,626
Shares issued in reinvestment of distributions	6,063,304	73,669,138	5,474,148	69,631,166
Shares redeemed	(14,997,522)	(193,404,196)	(16,887,770)	(216,910,286)

Net increase (decrease)	(5,724,296)	$(78,499,832)	(8,844,001)	$(114,013,494)

Class 2 Shares:
Shares sold	3,441,994	$43,341,865	3,778,943	$48,008,160
Shares issued in reinvestment of distributions	819,552	9,728,087	586,739	7,304,903
Shares redeemed	(2,012,180)	(25,354,335)	(2,243,563)	(28,008,088)

Net increase (decrease)	2,249,366	$27,715,617	2,122,119	$27,304,975

Class 4 Shares:
Shares sold	1,353,603	$17,206,420	2,126,744	$27,218,734
Shares issued on reinvestment of distributions	1,134,025	13,676,347	889,584	11,235,444
Shares redeemed	(2,599,542)	(33,059,603)	(2,444,718)	(30,796,459)

Net increase (decrease)	(111,914)	$(2,176,836)	571,610	$7,657,719

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

FSI-46

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$95,500,248	$88,171,513
Long term capital gain	1,573,324	—

	$97,073,572	$88,171,513

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,313,823,506

Unrealized appreciation	$76,496,104
Unrealized depreciation	(14,605,785)

Net unrealized appreciation (depreciation)	$61,890,319

Undistributed ordinary income	$77,793,606
Undistributed long term capital gains	12,345,735

Distributable earnings	$90,139,341

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

FSI-47

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $626,303,249 and $735,554,475, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At December 31, 2012, the Fund had 49.25% of its portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held a defaulted security and/or other securities for which the income has been deemed uncollectible. At December 31, 2012, the value of this security represents less than 0.05% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The security has been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
10,000	[a]NewPage Holdings Inc. (Value is 0.07% of Net Assets)	9/17/09-3/3/10	$2,411,281	$958,000

aThe Fund also invests in unrestricted security or other investments in the issuer, valued at $– as of December 31, 2012.

10. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$5,765,812	Unrealized depreciation on forward exchange contracts	$4,897,317
Credit contracts	Unrealized appreciation on swap contracts	11,064	Unrealized depreciation on swap contracts	3,841

FSI-48

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$8,760,074	$(1,967,454)
Credit contracts	Net realized gain (loss) from swap contracts / Net change in unrealized appreciation (depreciation) on investments	2,626,286	(769,556)

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.83% of average month end net assets. The average month end number of open derivative contracts for the year was 207.

See Note 1(d) regarding derivative financial instruments.

11. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility, which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

FSI-49

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$—	$1,730,319	$—		$1,730,319
Materials	—	958,000	—	[c]	958,000
Media	—	7,936,727	—		7,936,727
Other Equity Investments[b]	922,090	—	—	[c]	922,090
Corporate Bonds	—	468,912,779	—		468,912,779
Senior Floating Rate Interests	—	242,608,136	—		242,608,136
Foreign Government and Agency Securities	—	289,750,686	—		289,750,686
U.S. Government and Agency Securities	—	29,183,603	—		29,183,603
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	45,937,465	—		45,937,465
Mortgage-Backed Securities	—	82,262,100	—		82,262,100
Municipal Bonds	—	25,654,792	—		25,654,792
Short Term Investments	125,449,996	54,407,132	—		179,857,128

Total Investments in Securities	$126,372,086	$1,249,341,739	$—		$1,375,713,825

Forward Exchange Contracts	—	5,765,812	—		5,765,812
Swaps	—	11,064	—		11,064
Liabilities:
Forward Exchange Contracts	—	4,897,317	—		4,897,317
Swaps	—	3,841	—		3,841

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

cIncludes securities determined to have no value at December 31, 2012.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

FSI-50

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	AGMC - Assured Guaranty Municipal Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	CDO - Collateralized Debt Obligation
DBAB - Deutsche Bank AG	EUR - Euro	CLO - Collateralized Loan Obligation
GSCO - The Goldman Sachs	GBP - British Pound	DIP - Debtor-In-Possession
HSBC - HSBC Bank USA, N.A.	HUF - Hungarian Forint	FICO - Financing Corp.
JPHQ - JP Morgan Chase & Co.	IDR - Indonesian Rupiah	FRN - Floating Rate Note
MSCO - Morgan Stanley	ILS - New Israeli Shekel	GO - General Obligation
UBSW - UBS AG	KRW - South Korean Won	L/C - Letter of Credit
	LKR - Sri Lankan Rupee	NATL - National Public Financial Guarantee Corp.
	MXN - Mexican Peso	PIK - Payment-In-Kind
	MYR - Malaysian Ringgit	PL - Project Loan
	PHP - Philippine Peso	SF - Single Family
	PLN - Polish Zloty	USD - Unified/Union School District
SEK - Swedish Krona
SGD - Singapore Dollar
UYU - Uruguayan Peso

FSI-51

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FSI-52

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby reports the maximum amount allowable but no less than $1,573,324 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

FSI-53

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	Inception (7/2/07)
Average Annual Total Return	+15.56%	+1.13%	-0.23%

*The administrator has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain nonroutine expenses) until 4/30/13. Fund investment results reflect the expense reduction, without which the results would have been lower.

Total Return Index Comparison for a Hypothetical $10,000 Investment (7/2/07–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the S&P 500 delivered a +16.00% total return and the MSCI World Index generated a +16.54% total return for the same period.1

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

The U.S. economy grew moderately in 2012, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, the Fund may be subject to these same risks. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Bonds are affected by changes in interest rates and the creditworthiness of their issuers. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds adjust to a rise in interest rates, the Fund’s share price may decline. Higher yielding, lower rated corporate bonds entail a greater degree of credit risk compared to investment-grade securities. Foreign investing carries additional risks such as currency and market volatility and political or social instability, risks that are heightened in developing countries. Value securities may not increase in price as anticipated or may decline further in value. These and other risks are described more fully in the Fund’s and underlying funds’ prospectuses.

FFA-2

measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year and U.S. stocks, as measured by the S&P 500, as well as global developed stocks, as measured by the MSCI World Index, made solid 12-month gains.

Investment Strategy

The Fund normally invests its assets in an equally weighted combination of Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the value of the underlying funds, we rebalance the Fund’s allocations, seeking to maintain equal weightings of approximately 33 1⁄3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the fiscal year under review, Mutual Shares Securities Fund – Class 1 and Franklin Income Securities Fund – Class 1 underperformed the S&P 500. Templeton Growth Securities Fund – Class 1 outperformed the MSCI World Index.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s SOI.

FFA-3

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

FFA-4

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Expenses Paid During Period* 7/1/12–12/31/12	Expenses Paid During Period** 7/1/12–12/31/12
Actual	$1,000	$1,100.40	$0.53	$3.96
Hypothetical (5% return before expenses)	$1,000	$1,024.63	$0.51	$3.81

*Expenses are calculated using the most recent six-month annualized expense ratio excluding expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.10%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

**Expenses are calculated using the most recent six-month annualized expense ratio including expenses of the underlying funds, net of expense waivers, for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

FFA-5

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 1	2012	2011		2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.63	$7.73		$7.15	$5.61	$9.33

Income from investment operations[a]:
Net investment income[b,c]	0.26	0.25		0.24	0.26	0.28
Net realized and unrealized gains (losses)	0.90	(0.35)		0.52	1.46	(3.64)

Total from investment operations	1.16	(0.10)		0.76	1.72	(3.36)

Less distributions from:
Net investment income	(0.24)	—	[d]	(0.18)	(0.18)	(0.19)
Net realized gains	—	—		— [d]	—	(0.17)

Total distributions	(0.24)	—	[d]	(0.18)	(0.18)	(0.36)

Net asset value, end of year	$8.55	$7.63		$7.73	$7.15	$5.61

Total return[e]	15.56%	(1.28)%		10.64%	30.47%	(35.75)%
Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.11%	0.11%		0.11%	0.12%	0.13%
Expenses net of waiver and payments by affiliates[f]	0.10%	0.10%		0.10%	0.10%	0.13%
Net investment income[c]	4.06%	3.44%		3.04%	4.16%	3.81%

Supplemental data
Net assets, end of year (000’s)	$767	$470		$437	$629	$339
Portfolio turnover rate	28.46% [g]	58.42%		17.81%	4.23%	22.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2012.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 2	2012	2011		2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.59	$7.71		$7.14	$5.61	$9.31

Income from investment operations[a]:
Net investment income[b,c]	0.25	0.23		0.21	0.26	0.27
Net realized and unrealized gains (losses)	0.89	(0.35)		0.52	1.44	(3.63)

Total from investment operations	1.14	(0.12)		0.73	1.70	(3.36)

Less distributions from:
Net investment income	(0.22)	—	[d]	(0.16)	(0.17)	(0.17)
Net realized gains	—	—		— [d]	—	(0.17)

Total distributions	(0.22)	—	[d]	(0.16)	(0.17)	(0.34)

Net asset value, end of year	$8.51	$7.59		$7.71	$7.14	$5.61

Total return[e]	15.33%	(1.54)%		10.25%	30.25%	(35.87)%
Ratios to average net assets
Expenses before waiver and payments by affiliates[f]	0.36%	0.36%		0.36%	0.37%	0.38%
Expenses net of waiver and payments by affiliates[f]	0.35%	0.35%		0.35%	0.35%	0.38%
Net investment income[c]	3.81%	3.19%		2.79%	3.91%	3.56%

Supplemental data
Net assets, end of year (000’s)	$472,686	$448,101		$488,057	$474,176	$338,320
Portfolio turnover rate	28.46% [g]	58.42%		17.81%	4.23%	22.09%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

fDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2012.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

	Year Ended December 31,
Class 4	2012	2011		2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.58	$7.71		$7.14	$5.62	$8.65

Income from investment operations[b]:
Net investment income[c,d]	0.30	0.24		0.19	0.23	0.19
Net realized and unrealized gains (losses)	0.83	(0.37)		0.54	1.46	(2.87)

Total from investment operations	1.13	(0.13)		0.73	1.69	(2.68)

Less distributions from:
Net investment income	(0.22)	—	[e]	(0.16)	(0.17)	(0.18)
Net realized gains	—	—		— [e]	—	(0.17)

Total distributions	(0.22)	—	[e]	(0.16)	(0.17)	(0.35)

Net asset value, end of year	$8.49	$7.58		$7.71	$7.14	$5.62

Total return[f]	15.17%	(1.67)%		10.24%	30.06%	(30.81)%
Ratios to average net assets[g]
Expenses before waiver and payments by affiliates[h]	0.46%	0.46%		0.46%	0.47%	0.48%
Expenses net of waiver and payments by affiliates[h]	0.45%	0.45%		0.45%	0.45%	0.48%
Net investment income[d]	3.71%	3.09%		2.69%	3.81%	3.46%

Supplemental data
Net assets, end of year (000’s)	$493,813	$2,860,928		$3,036,272	$1,424,479	$263,001
Portfolio turnover rate	28.46% [i]	58.42%		17.81%	4.23%	22.09%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dRecognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

eAmount rounds to less than $0.01 per share.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

gRatios are annualized for periods less than one year.

hDoes not include expenses of the Underlying Funds in which the Fund invests. The weighted average indirect expenses of the Underlying Funds was 0.65% for the year ended December 31, 2012.

iExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Domestic Equity 33.0%
Mutual Shares Securities Fund, Class 1	18,291,713	$319,190,399

Domestic Hybrid 33.0%
Franklin Income Securities Fund, Class 1	20,629,424	319,137,195

Foreign Equity 33.1%
Templeton Growth Securities Fund, Class 1	26,363,969	320,585,860

Total Investments in Underlying Funds (Cost $798,575,781) 99.1%		958,913,454
Other Assets, less Liabilities 0.9%		8,352,681

Net Assets 100.0%		$967,266,135

aSee Note 7 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds: (Note 7)
Cost	$798,575,781

Value	$958,913,454
Cash	10,193,428
Receivables:
Investment securities sold	65,720
Capital shares sold	47,987
Other assets	79

Total assets	969,220,668

Liabilities:
Payables:
Capital shares redeemed	1,198,364
Affiliates	563,975
Reports to shareholders	122,243
Accrued expenses and other liabilities	69,951

Total liabilities	1,954,533

Net assets, at value	$967,266,135

Net assets consist of:
Paid-in capital	$559,982,170
Undistributed net investment income	117,237,169
Net unrealized appreciation (depreciation)	160,337,673
Accumulated net realized gain (loss)	129,709,123

Net assets, at value	$967,266,135

Class 1:
Net assets, at value	$766,917

Shares outstanding	89,667

Net asset value and maximum offering price per share	$8.55

Class 2:
Net assets, at value	$472,686,190

Shares outstanding	55,528,026

Net asset value and maximum offering price per share	$8.51

Class 4:
Net assets, at value	$493,813,028

Shares outstanding	58,152,196

Net asset value and maximum offering price per share	$8.49

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 7)	$130,914,037

Expenses:
Administrative fees (Note 3a)	3,156,348
Distribution fees: (Note 3b)
Class 2	1,161,174
Class 4	9,338,625
Unaffiliated transfer agent fees	1,333
Custodian fees (Note 4)	712
Reports to shareholders	229,505
Professional fees	85,077
Trustees’ fees and expenses	14,725
Other	22,347

Total expenses	14,009,846
Expenses waived/paid by affiliates (Note 3d)	(353,698)

Net expenses	13,656,148

Net investment income	117,257,889

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds (includes gains from a redemption in-kind of $516,992,768) (Note 7 and 9)	493,521,519
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(130,850,160)

Net realized and unrealized gain (loss)	362,671,359

Net increase (decrease) in net assets resulting from operations	$479,929,248

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Templeton VIP Founding Funds Allocation Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$117,257,889	$115,027,209
Net realized gain (loss) from Underlying Funds	493,521,519	(183,417,581)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(130,850,160)	(140,904,024)

Net increase (decrease) in net assets resulting from operations	479,929,248	(209,294,396)

Distributions to shareholders from net investment income:
Class 1	(14,007)	(68)
Class 2	(12,894,473)	(73,496)
Class 4	(102,116,912)	(555,926)

Total distributions to shareholders	(115,025,392)	(629,490)

Capital share transactions: (Note 2)
Class 1	221,759	45,474
Class 2	(28,591,508)	(32,955,021)
Class 4	(2,678,766,884)	27,566,498

Total capital share transactions	(2,707,136,633)	(5,343,049)

Net increase (decrease) in net assets	(2,342,232,777)	(215,266,935)
Net assets:
Beginning of year	3,309,498,912	3,524,765,847

End of year	$967,266,135	$3,309,498,912

Undistributed net investment income included in net assets:
End of year	$117,237,169	$115,004,672

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in other funds of the Trust (Underlying Funds). Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred indirectly by the Fund will vary.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Security Transactions, Investment Income, Expenses and Distributions (continued)

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

e. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	49,376	$392,149	12,893	$104,448
Shares issued in reinvestment of distributions	1,805	14,007	9	68
Shares redeemed	(23,150)	(184,397)	(7,764)	(59,042)

Net increase (decrease)	28,031	$221,759	5,138	$45,474

Class 2 Shares:
Shares sold	2,983,614	$23,927,917	6,091,791	$47,334,953
Shares issued in reinvestment of distributions	1,665,953	12,894,473	9,187	73,496
Shares redeemed	(8,143,086)	(65,413,898)	(10,341,627)	(80,363,470)

Net increase (decrease)	(3,493,519)	$(28,591,508)	(4,240,649)	$(32,955,021)

Class 4 Shares:
Shares sold	204,285,414	$1,616,018,782	298,702,307	$2,283,542,888
Shares issued on reinvestment of distributions	13,227,579	102,116,912	69,578	555,926
Shares redeemed in-kind (Note 9)	(291,650,709)	(2,437,937,443)	—	—
Shares redeemed	(245,221,948)	(1,958,965,135)	(315,059,008)	(2,256,532,316)

Net increase (decrease)	(319,359,664)	$(2,678,766,884)	(16,287,123)	$27,566,498

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of certain of the Underlying Funds and of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentage of each Fund’s investment in the Underlying Funds.

b. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

d. Waiver and Expense Reimbursements

FT Services has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Fund so that the common expenses (i.e. a combination of administrative fees and other expenses, but excluding distribution fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended December 31, 2012, the Fund utilized $114,009,072 of capital loss carryforwards.

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$115,025,392	$629,490

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investment	$855,355,669

Unrealized appreciation	$103,557,785
Unrealized depreciation	—

Net unrealized appreciation (depreciation)	$103,557,785

Undistributed ordinary income	$117,237,169
Undistributed long term capital gains	186,489,008

Distributable earnings	$303,726,177

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2012, aggregated $1,615,914,036 and $822,960,293, respectively. Investment transactions exclude in-kind transactions of $2,437,937,443.

7. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by affiliates of the Fund’s administrative manager, FT Services. The Fund does not invest in the Underlying Funds for the purpose of exercising a controlling influence over the management or policies. Investments in Underlying Funds for the year ended December 31, 2012, were as follows:

Underlying Funds	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)	% of Underlying Fund Shares Outstanding Held at End of Year
Franklin Income Securities Fund, Class I	71,098,618	43,591,512	94,060,706	20,629,424	$319,137,195	$73,110,255	$(304,064)	4.33%
Mutual Shares Securities Fund, Class I	67,201,395	31,264,993	80,174,675	18,291,713	319,190,399	30,358,997	(6,385,452)	6.74%
Templeton Growth Securities Fund, Class I	102,526,012	41,681,527	117,843,570	26,363,969	320,585,860	27,444,785	(16,781,733)	16.71%

Total					$958,913,454	$130,914,037	$(23,471,249)

FFA-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

8. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility, which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

9. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $516,992,768 of net gains resulting from a redemption in which a shareholder redeemed fund shares for securities held by the Underlying Funds and cash.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

FFA-17

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FFA-18

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Franklin Templeton VIP Founding Funds Allocation Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 34.92% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

During the fiscal year ended December 31, 2012, the Fund, a qualified fund of funds under Section 852(g)(2) of the Code, received an allocation of foreign taxes paid from one or more of its underlying funds. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid by underlying funds, pursuant to Section 853 of the Code. This written statement will allow shareholders of record on April 12, 2012, to treat their proportionate share of foreign taxes paid by the underlying funds as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid and foreign source income as reported by the Fund, to Class 1, Class 2, and Class 4 shareholders of record.

Class	Foreign Tax Paid Per Share	Foreign Source Income Per Share
Class 1	$0.0038	$0.0324
Class 2	$0.0038	$0.0324
Class 4	$0.0038	$0.0324

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends attributable to foreign securities held by the underlying funds, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.

FFA-19

FRANKLIN U.S. GOVERNMENT FUND

We are pleased to bring you Franklin U.S. Government Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.12%	+4.96%	+4.47%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Barclays U.S. Government Index: Intermediate Component, the Lipper VIP General U.S. Government Funds Classification Average and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

**Source: Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. government securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the Barclays U.S. Government Index: Intermediate Component, which delivered a +1.73% total return.1 The Fund underperformed its secondary benchmark, the Lipper VIP General U.S. Government Funds Classification Average, which posted a +2.80% total return.2 Funds in the Lipper average may allocate as much as 35% of their investments in asset types other than U.S. government and agency mortgage-backed securities.

Economic and Market Overview

During the 12 months under review, U.S. economic data remained mixed. Oil prices declined, and the housing sector strengthened with new and existing home sales as well as prices pointing toward a gradual strengthening trend, albeit from a low base. Consumer spending generally increased and consumer confidence reached its highest level during the period in November. However, manufacturing indicators weakened and gross domestic product growth was moderate.

In September, the Federal Reserve Board (Fed) acknowledged the need for further policy accommodation and announced a third round of quantitative easing (QE3). QE3 consisted of additional $40 billion monthly purchases of mortgage-backed securities until the labor market improves. The Fed also continued buying long-term Treasuries and selling short-term Treasuries in an effort to put downward pressure on long-term interest rates. In December, the Fed announced a 6.5% unemployment target as a guide to maintaining the historically low federal funds target rate. Economists, business leaders and market watchers were concerned about the U.S. “fiscal cliff” when, unless Congress acted, automatic income tax increases and federal budget cuts were scheduled to take effect in 2013. They feared these events could cause another U.S. recession. Not knowing whether the Congress and President would avert these measures after the U.S. election, many businesses delayed major investment and hiring decisions. Lawmakers reached a late compromise on January 1, 2013, a day after the reporting

1. Source: © 2013 Morningstar.

2. Source: Lipper, Inc.

One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. The Fund’s share price and yield will be affected by interest rate movements and mortgage prepayments. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, may be guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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period ended. The approved legislation will maintain some tax cuts for most Americans but increase rates on the wealthiest. It will also delay the automatic federal spending cuts scheduled to start in January 2013.

Ongoing investor concerns about the fiscal cliff and eurozone uncertainty drove the 10-year U.S. Treasury note yield to 1.78% at year-end from 1.89% on December 31, 2011. During the 12 months under review, below-investment-grade corporate bonds, as measured by the Credit Suisse High Yield Index, produced strong returns and outperformed investment-grade fixed income markets, as measured by the Barclays U.S. Aggregate Index.3

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

During the 12 months under review, markets were volatile given uncertainty regarding global economic growth, the political climate and domestic fiscal policy. In September, the Fed extended its long-term Treasury buying program called Operation Twist and launched an additional round of quantitative easing known as QE3. The new program included monthly $40 billion purchases of agency mortgage-backed securities (MBS) and provided strong technical support for the markets. Purchases were to continue indefinitely unless the outlook for the labor market improved “substantially.” As Operation Twist concluded at period-end, the Federal Open Market Committee announced it would extend its Treasury purchases.

Mortgages continued to perform well during the period and outperformed Treasuries. Valuations in the MBS sector were, in our opinion, more fairly valued and received additional support from market conditions including a limited supply of mortgages, additional Fed purchases, reinvestment of pay downs, and bank and mortgage REIT (real estate investment trust) demand. With mortgage rates at historical lows, we expect prepayments to continue to increase as they did in November and December 2012, although not to the extent reached in past prepayment waves. Factors including a decline in home price

3. Please see Index Descriptions following the Fund Summaries.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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appreciation, loss of home equity, tighter underwriting standards and originator processing capacity continued to mitigate prepayment activity.

Within the agency mortgage pass-through sector, performance of Ginnie Mae (GNMA) MBS lagged that of their Fannie Mae (FNMA) and Freddie Mac (FHLMC) conventional MBS counterparts. Within GNMAs, lower coupon 3.5% GNMAs were the best performers from an excess return perspective, while higher coupon 5.0% and 5.5% GNMAs lagged. The Fund’s overweighted allocation to higher coupon 5.5% GNMA securities generally detracted from performance, as did the Fund’s underweighted allocation to lower coupon 3.0% securities. Our concentration in medium loan balance 5.0% securities generally produced favorable returns compared to their generic counterparts.

The Fund’s investment process and strategy did not change and the investment team continued to look for strong cashflow fundamentals and valuations to uncover opportunities across the agency mortgage and agency debenture universe. The Fund emphasized agency pass-throughs, primarily GNMA MBS, which remain the only MBS backed by the full faith and credit of the U.S. government, and invested in other agency securities for diversification.4

Over the period, the portfolio’s allocation of lower coupon bonds increased, following the shift in mortgage conditions toward coupon declines resulting from historically low mortgage rates. We remained allocated toward the GNMA sector and added to lower coupon 3.0% and 3.5% GNMA IIs (comprising multiple-issuer pools). We favored GNMAs versus conventional MBS and added to GNMA IIs as they offered slower prepayment rates and a more diversified profile. As mortgage rates continued to fall during the period, prepayments increased. In an effort to improve the portfolio’s prepayment performance, we shifted our coupon allocation, and swapped faster paying mortgage pools for those we believed would pay more slowly in the future.

4. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will vary with market conditions.

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Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,008.20	$2.57
Hypothetical (5% return before expenses)	$1,000	$1,022.57	$2.59

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.51%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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SUPPLEMENT DATED SEPTEMBER 14, 2012

TO THE PROSPECTUS

DATED MAY 1, 2012

OF

FRANKLIN U.S. GOVERNMENT FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The Prospectus is amended as follows:

For the Franklin U.S. Government Fund, the Financial Highlights tables on page FUS-D6 is replaced with the following:

	Year Ended December 31,
Class 1	2011	2010	2009	2008		2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.34	$13.08	$13.19	$12.89		$12.69

Income from investment operations:[a]
Net investment income[b]	0.42	0.47	0.52	0.59		0.62
Net realized and unrealized gains (losses)	0.36	0.25	(0.09)	0.38		0.21

Total from investment operations	0.78	0.72	0.43	0.97		0.83

Less distributions from net investment income	(0.45)	(0.46)	(0.54)	(0.67)		(0.63)

Net asset value, end of year	$13.67	$13.34	$13.08	$13.19		$12.89

Total return[c]	5.96%	5.56%	3.34%	7.91%		6.85%
Ratios to average net assets
Expenses	0.51%	0.52%	0.53%	0.53%	[d]	0.53%	[d]
Net investment income	3.11%	3.51%	3.96%	4.59%		4.88%

Supplemental data
Net assets, end of year (000’s)	$136,628	$157,551	$162,524	$173,018		$167,700
Portfolio turnover rate	37.89%	51.04%	27.51%	17.06%		27.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

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	Year Ended December 31,
Class 2	2011	2010	2009	2008	2007

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.11	$12.87	$12.99	$12.71	$12.52

Income from investment operations:[a]
Net investment income[b]	0.38	0.43	0.48	0.55	0.58
Net realized and unrealized gains (losses)	0.35	0.24	(0.09)	0.37	0.21

Total from investment operations	0.73	0.67	0.39	0.92	0.79

Less distributions from net investment income	(0.42)	(0.43)	(0.51)	(0.64)	(0.60)

Net asset value, end of year	$13.42	$13.11	$12.87	$12.99	$12.71

Total return[c]	5.68%	5.28%	3.09%	7.59%	6.61%
Ratios to average net assets
Expenses	0.76%	0.77%	0.78%	0.78%[d]	0.78%	[d]
Net investment income	2.86%	3.26%	3.71%	4.34%	4.63%

Supplemental data
Net assets, end of year (000’s)	$894,699	$703,997	$557,809	$450,603	$379,386
Portfolio turnover rate	37.89%	51.04%	27.51%	17.06%	27.50%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

Please keep this supplement for future reference.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2012	2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.67	$13.34		$13.08		$13.19		$12.89

Income from investment operations[a]:
Net investment income[b]	0.32	0.42	[c]	0.47	[c]	0.52	[c]	0.59	[c]
Net realized and unrealized gains (losses)	(0.03)	0.36	[c]	0.25	[c]	(0.09)[c]		0.38	[c]

Total from investment operations	0.29	0.78		0.72		0.43		0.97

Less distributions from net investment income	(0.39)	(0.45)		(0.46)		(0.54)		(0.67)

Net asset value, end of year	$13.57	$13.67		$13.34		$13.08		$13.19

Total return[d]	2.12%	5.96%		5.56%		3.34%		7.91%
Ratios to average net assets
Expenses	0.50%	0.51%		0.52%		0.53%		0.53%	[e]
Net investment income	2.36%	3.11%	[c]	3.51%	[c]	3.96%	[c]	4.59%	[c]

Supplemental data
Net assets, end of year (000’s)	$126,536	$136,628		$157,551		$162,524		$173,018
Portfolio turnover rate	45.89%	37.89%		51.04%		27.51%		17.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cSee Note 9 regarding revisions to previously issued financial statements.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2012	2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.42	$13.11		$12.87		$12.99		$12.71

Income from investment operations[a]:
Net investment income[b]	0.28	0.38	[c]	0.43	[c]	0.48	[c]	0.55	[c]
Net realized and unrealized gains (losses)	(0.03)	0.35	[c]	0.24	[c]	(0.09)[c]		0.37	[c]

Total from investment operations	0.25	0.73		0.67		0.39		0.92

Less distributions from net investment income	(0.36)	(0.42)		(0.43)		(0.51)		(0.64)

Net asset value, end of year	$13.31	$13.42		$13.11		$12.87		$12.99

Total return[d]	1.89%	5.68%		5.28%		3.09%		7.59%
Ratios to average net assets
Expenses	0.75%	0.76%		0.77%		0.78%		0.78%	[e]
Net investment income	2.11%	2.86%	[c]	3.26%	[c]	3.71%	[c]	4.34%	[c]

Supplemental data
Net assets, end of year (000’s)	$1,206,089	$894,699		$703,997		$557,809		$450,603
Portfolio turnover rate	45.89%	37.89%		51.04%		27.51%		17.06%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cSee Note 9 regarding revisions to previously issued financial statements.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Franklin U.S. Government Fund	Principal Amount	Value
Corporate Bonds 1.2%
Private Export Funding Corp., secured bond, 2.80%, 5/15/22	$9,000,000	$9,663,138
senior secured note, 3.05%, 10/15/14	6,500,000	6,805,780

Total Corporate Bonds (Cost $16,354,013)		16,468,918

Foreign Government and Agency Securities 0.8%
Government of Tunisia, 1.686%, 7/16/19	7,000,000	7,000,000
International Bank for Reconstruction and Development,
2, zero cpn., 2/15/16	1,868,000	1,820,340
Principal Strip, 7/15/17	1,761,000	1,655,653

Total Foreign Government and Agency Securities (Cost $10,596,885)		10,475,993

Mortgage-Backed Securities 76.0%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 2.221%, 6/01/22	140,107	143,900
FHLMC, 2.32%, 2/01/19	27,562	28,822

		172,722

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.5%
FHLMC Gold 15 Year, 4.50%, 3/01/25 - 4/01/25	7,845,408	8,371,593
FHLMC Gold 30 Year, 3.00%, 6/01/42 - 12/01/42	19,834,443	20,762,412
[b]FHLMC Gold 30 Year, 3.50%, 1/01/42	20,850,000	22,177,559
FHLMC Gold 30 Year, 3.50%, 4/01/42	9,507,427	10,141,773
FHLMC Gold 30 Year, 4.00%, 9/01/40 - 12/01/41	18,694,826	19,985,475
FHLMC Gold 30 Year, 4.50%, 5/01/40 - 7/01/41	11,978,801	12,910,266
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/40	17,172,487	18,572,072
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 5/01/38	6,471,184	7,016,543
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	3,367,502	3,735,584
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 5/01/35	1,412,477	1,611,020
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	545,412	641,916
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	9,082	10,028
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	16,233	18,157
FHLMC Gold 30 Year, 8.50%, 10/01/21 - 7/01/31	864,929	1,073,238
FHLMC PC 30 Year, 8.00%, 1/01/17 - 5/01/17	4,501	4,531
FHLMC PC 30 Year, 8.50%, 9/01/20	869	1,006

		127,033,173

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 2.153%, 2/01/19	57,692	61,084
FNMA, 2.175%, 1/01/18	487,925	511,475
FNMA, 2.469%, 9/01/18	195,241	209,503
FNMA, 4.329%, 3/01/20	82,642	88,275
FNMA, 4.466%, 7/01/19	91,283	92,020

		962,357

Federal National Mortgage Association (FNMA) Fixed Rate 12.2%
FNMA 15 Year, 5.50%, 6/01/16 - 1/01/25	6,762,981	7,313,060
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	410,619	441,276
FNMA 30 Year, 3.00%, 12/01/42	15,000,000	15,736,648
FNMA 30 Year, 4.00%, 3/01/39 - 9/01/41	53,032,746	56,936,348
FNMA 30 Year, 4.50%, 12/01/40	14,320,329	15,523,267
FNMA 30 Year, 4.50%, 8/01/40 - 6/01/41	11,592,167	12,583,219
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/41	22,090,005	24,017,727
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	5,612,063	6,155,474

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 6.00%, 1/01/24 - 8/01/38	$14,602,022	$16,001,438
FNMA 30 Year, 6.50%, 1/01/24 - 9/01/36	2,542,144	2,867,124
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	72,207	79,910
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	153,529	164,543
FNMA 30 Year, 8.50%, 3/01/20 - 6/01/21	1,569	1,814
FNMA 30 Year, 9.00%, 10/01/26	349,364	433,718
FNMA GL 30 Year, 8.00%, 8/01/19	32,188	32,904
FNMA PL 30 Year, 5.50%, 4/01/34	3,095,514	3,402,544

		161,691,014

Government National Mortgage Association (GNMA) Fixed Rate 54.2%
GNMA I SF 30 Year, 3.00%, 1/15/42 - 11/15/42	8,949,710	9,532,931
GNMA I SF 30 Year, 4.00%, 9/15/41	4,254,426	4,671,469
GNMA I SF 30 Year, 4.50%, 1/15/39 - 4/15/41	47,493,955	52,453,223
GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/40	74,623,563	82,568,249
GNMA I SF 30 Year, 5.50%, 11/15/28 - 10/15/39	22,861,904	25,242,834
GNMA I SF 30 Year, 6.00%, 11/15/23 - 11/15/38	11,970,588	13,407,461
GNMA I SF 30 Year, 6.50%, 5/15/23 - 9/15/38	4,694,386	5,433,999
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	1,385,060	1,628,839
GNMA I SF 30 Year, 7.50%, 2/15/17 - 8/15/33	1,275,406	1,506,562
GNMA I SF 30 Year, 8.00%, 3/15/17 - 5/15/24	380,753	414,710
GNMA I SF 30 Year, 8.25%, 4/15/25	18,150	18,249
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	137,266	150,905
GNMA I SF 30 Year, 9.00%, 6/15/16 - 5/15/20	40,441	41,046
GNMA I SF 30 Year, 9.50%, 7/15/16 - 12/15/20	119,924	128,115
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	73,381	77,970
GNMA II SF 30 Year, 3.00%, 7/20/42	4,468,787	4,759,386
GNMA II SF 30 Year, 3.50%, 1/20/42	15,207,872	16,549,038
GNMA II SF 30 Year, 3.50%, 3/20/42	15,817,587	17,212,524
GNMA II SF 30 Year, 3.50%, 4/20/42	60,351,436	65,673,766
GNMA II SF 30 Year, 3.50%, 5/20/42	27,392,133	29,807,816
GNMA II SF 30 Year, 3.50%, 9/20/42	51,729,591	56,291,570
GNMA II SF 30 Year, 3.50%, 12/20/40 - 10/20/42	22,735,723	24,742,383
GNMA II SF 30 Year, 3.50%, 11/20/42	15,843,776	17,241,022
GNMA II SF 30 Year, 4.00%, 11/20/41	24,982,568	27,226,387
GNMA II SF 30 Year, 4.00%, 11/20/39 - 1/20/42	57,454,517	62,944,060
GNMA II SF 30 Year, 4.50%, 4/20/41	30,732,729	33,684,305
GNMA II SF 30 Year, 4.50%, 6/20/41	14,036,944	15,444,571
GNMA II SF 30 Year, 4.50%, 7/20/41	14,337,790	15,775,586
GNMA II SF 30 Year, 4.50%, 9/20/41	21,738,646	23,988,164
GNMA II SF 30 Year, 4.50%, 10/20/39 - 10/20/41	33,225,488	36,644,399
GNMA II SF 30 Year, 5.00%, 8/20/41	14,116,275	15,603,495
GNMA II SF 30 Year, 5.00%, 9/20/33 - 9/20/41	23,076,724	25,474,309
GNMA II SF 30 Year, 5.50%, 5/20/34 - 6/20/38	19,042,613	21,253,131
GNMA II SF 30 Year, 6.00%, 11/20/23 - 7/20/39	11,736,566	13,185,554
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	1,214,362	1,400,005
GNMA II SF 30 Year, 7.00%, 5/20/32	20,856	25,254
GNMA II SF 30 Year, 7.50%, 5/20/17 - 5/20/33	255,462	301,957
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	27,136	30,597
GNMA II SF 30 Year, 9.50%, 4/20/25	2,885	2,922

		722,538,763

Total Mortgage-Backed Securities (Cost $978,352,375)		1,012,398,029

FUS-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
U.S. Government and Agency Securities 19.4%
AID-Israel, 7-Z, U.S. Government Guaranteed, Strip, 8/15/22	$5,619,000	$4,549,479
Federal Agricultural Mortgage Corp.,
2.66%, 4/12/22	7,000,000	7,379,820
4.30%, 5/13/19	1,010,000	1,188,327
[c]Federal Agricultural Mortgage Corp. Guaranteed Trust 07-1, 144A, 5.125%, 4/19/17	5,000,000	5,877,945
FFCB, 1.50%, 11/16/15	10,000,000	10,328,360
FHLB,
3.625%, 5/29/13	4,500,000	4,564,647
3.625%, 10/18/13	15,000,000	15,410,625
4.75%, 12/16/16	17,000,000	19,736,643
5.125%, 8/14/13	11,000,000	11,339,614
5.25%, 6/05/17	9,000,000	10,756,116
FICO,
12, Strip, 6/06/18	4,627,000	4,298,784
13P, Strip, 12/27/18	2,500,000	2,316,215
15, Strip, 3/07/16	15,000,000	14,652,075
15P, Strip, 3/07/19	1,798,000	1,657,630
16, Strip, 4/05/17	12,367,000	11,844,655
A-P, Strip, 2/08/18	1,000,000	938,497
B-P, Strip, 4/06/18	1,405,000	1,326,852
E-P, Strip, 11/02/18	1,296,000	1,206,833
FNMA,
1.75%, 5/07/13	7,900,000	7,943,719
senior note, 5.375%, 6/12/17	17,800,000	21,425,753
HUD, 96-A,
7.63%, 8/01/14	190,000	190,065
7.66%, 8/01/15	67,582	67,620
SBA,
[a]FRN, 3.125%, 3/25/18	412,278	421,470
PC, 1995-20L, 1, 6.45%, 12/01/15	168,926	178,838
PC, 1996-20L, 1, 6.70%, 12/01/16	212,906	226,780
PC, 1997-20G, 1, 6.85%, 7/01/17	267,746	287,979
PC, 1998-20I, 1, 6.00%, 9/01/18	817,979	890,338
TVA,
1.875%, 8/15/22	6,000,000	5,958,054
5.88%, 4/01/36	5,000,000	6,953,085
Strip, 11/01/18	2,644,000	2,443,833
Strip, 6/15/19	5,973,000	5,351,438
Strip, 6/15/20	6,138,000	5,337,893
U.S. Treasury Note,
0.875%, 11/30/16	2,500,000	2,535,352
1.25%, 1/31/19	10,000,000	10,175,780
1.75%, 10/31/18	3,000,000	3,144,843
2.375%, 9/30/14	17,000,000	17,633,522
2.375%, 8/31/14 - 10/31/14	15,000,000	15,554,768
2.50%, 4/30/15	6,950,000	7,305,103
3.125%, 8/31/13	7,000,000	7,137,270
4.75%, 5/15/14	8,000,000	8,494,688

Total U.S. Government and Agency Securities (Cost $248,497,998)		259,031,308

Total Investments before Short Term Investments (Cost $1,253,801,271)		1,298,374,248

FUS-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Short Term Investments (Cost $50,860,596) 3.8%
Repurchase Agreements 3.8%
[d]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $50,861,032)	$50,860,596	$50,860,596
BNP Paribas Securities Corp. (Maturity Value $6,621,089)
Credit Suisse Securities (USA) LLC (Maturity Value $8,276,616)
Deutsche Bank Securities Inc. (Maturity Value $5,340,408)
HSBC Securities (USA) Inc. (Maturity Value $14,897,705)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $6,621,089)
Morgan Stanley & Co. LLC (Maturity Value $2,483,036)
UBS Securities LLC (Maturity Value $6,621,089)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37; U.S. Treasury Bonds,
11.25%, 2/15/15 and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $51,883,577)

Total Investments (Cost $1,304,661,867) 101.2%		1,349,234,844
Other Assets, less Liabilities (1.2)%		(16,609,707)

Net Assets 100.0%		$1,332,625,137

See abbreviations on page FUS-26.

†Rounds to less than 0.1% of net assets.

aThe coupon rate shown represents the rate at period end.

bSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $5,877,945, representing 0.44% of net assets.

dSee Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,253,801,271
Cost - Repurchase agreements	50,860,596

Total cost of investments	$1,304,661,867

Value - Unaffiliated issuers	$1,298,374,248
Value - Repurchase agreements	50,860,596

Total value of investments	1,349,234,844
Receivables:
Investment securities sold	304,746
Capital shares sold	2,998,020
Interest	4,452,740
Other assets	25

Total assets	1,356,990,375

Liabilities:
Payables:
Investment securities purchased	22,159,641
Capital shares redeemed	996,798
Affiliates	1,020,694
Accrued expenses and other liabilities	188,105

Total liabilities	24,365,238

Net assets, at value	$1,332,625,137

Net assets consist of:
Paid-in capital	$1,266,236,753
Undistributed net investment income	35,557,215
Net unrealized appreciation (depreciation)	44,572,977
Accumulated net realized gain (loss)	(13,741,808)

Net assets, at value	$1,332,625,137

Class 1:
Net assets, at value	$126,536,451

Shares outstanding	9,323,239

Net asset value and maximum offering price per share	$13.57

Class 2:
Net assets, at value	$1,206,088,686

Shares outstanding	90,599,959

Net asset value and maximum offering price per share	$13.31

The accompanying notes are an integral part of these financial statements.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Franklin U.S. Government Fund
Investment income:
Interest	$33,490,053

Expenses:
Management fees (Note 3a)	5,511,661
Distribution fees - Class 2 (Note 3c)	2,597,572
Unaffiliated transfer agent fees	832
Custodian fees (Note 4)	19,238
Reports to shareholders	280,609
Professional fees	48,263
Trustees’ fees and expenses	4,369
Other	37,476

Total expenses	8,500,020

Net investment income	24,990,033

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	3,245,395
Net change in unrealized appreciation (depreciation) on investments	(6,663,913)

Net realized and unrealized gain (loss)	(3,418,518)

Net increase (decrease) in net assets resulting from operations	$21,571,515

The accompanying notes are an integral part of these financial statements.

FUS-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$24,990,033	$26,836,883 [a]
Net realized gain (loss) from investments	3,245,395	4,945,621
Net change in unrealized appreciation (depreciation) on investments	(6,663,913)	19,030,387 [a]

Net increase (decrease) in net assets resulting from operations	21,571,515	50,812,891

Distributions to shareholders from:
Net investment income:
Class 1	(3,761,370)	(4,966,923)
Class 2	(27,304,487)	(24,186,254)

Total distributions to shareholders	(31,065,857)	(29,153,177)

Capital share transactions: (Note 2)
Class 1	(9,172,267)	(24,494,530)
Class 2	319,964,942	172,613,515
Class 4	—	(5,048)

Total capital share transactions	310,792,675	148,113,937

Net increase (decrease) in net assets	301,298,333	169,773,651
Net assets:
Beginning of year	1,031,326,804	861,553,153

End of year	$1,332,625,137	$1,031,326,804

Undistributed net investment income included in net assets:
End of year	$35,557,215	$32,779,202 [a]

aSee Note 9 regarding revisions to previously issued financial statements.

The accompanying notes are an integral part of these financial statements.

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Franklin U.S. Government Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Repurchase agreements are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Joint Repurchase Agreement (continued)

market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

c. Securities Purchased on a TBA Basis

The Fund purchases securities on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FUS-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011 [a]
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,027,364	$14,057,416	756,773	$10,178,368
Shares issued in reinvestment of distributions	279,656	3,761,370	374,862	4,966,923
Shares redeemed	(1,981,396)	(26,991,053)	(2,941,594)	(39,639,821)

Net increase (decrease)	(674,376)	$(9,172,267)	(1,809,959)	$(24,494,530)

Class 2 Shares:
Shares sold	30,970,663	$414,540,207	22,722,855	$301,179,226
Shares issued in reinvestment of distributions	2,066,956	27,304,487	1,856,198	24,186,254
Shares redeemed	(9,110,319)	(121,879,752)	(11,586,947)	(152,751,965)

Net increase (decrease)	23,927,300	$319,964,942	12,992,106	$172,613,515

Class 4 Shares:
Shares redeemed			(379)	$(5,048)

Net increase (decrease)			(379)	$(5,048)

[a]	Effective March 4, 2011, Class 4 was liquidated.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FUS-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

FUS-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2013	$2,102,640
2014	1,618,397
2015	2,329,071
2016	841,479
2017	401,851
2018	426,637
Capital loss carryforwards not subject to expiration:
Short term	$3,809,584
Long term	1,995,270

Total capital loss carryforwards	$13,524,929

On December 31, 2012, the Fund had expired pre-enactment capital loss carryforwards of $3,331,578, which were reclassified to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$31,065,857	$29,153,177

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,307,970,762

Unrealized appreciation	$43,137,913
Unrealized depreciation	(1,873,831)

Net unrealized appreciation (depreciation)	$41,264,082

Distributable earnings - undistributed ordinary income	$38,649,232

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $843,087,060 and $522,340,556, respectively.

7. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

FUS-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

7. CREDIT FACILITY (continued)

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

8. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At December 31, 2012, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs. For detailed categories, see the accompanying Statement of Investments.

9. REVISIONS TO PREVIOUSLY ISSUED FINANCIAL STATEMENTS

After the Fund issued its December 31, 2011 financial statements, the Fund determined a security was not properly accruing income since purchase date in accordance with the effective interest rate method, resulting in an understatement of investment income. The offsetting impact of this error is to unrealized appreciation (depreciation). Accordingly, there is no impact on net increase (decrease) in net assets resulting from operations, beginning and ending net assets, or total return. These adjustments were not considered to be material individually or in aggregate to previously issued financial statements. However, because of the significance of these adjustments to the current year’s financial statements, the Fund has determined to revise the applicable impacted financial statements and financial highlights the next time such financial statements and financial highlights are filed. Accordingly, the Fund revised the financial statements for the year ended December 31, 2011, and certain Financial Highlights information for the years ended December 31, 2011, 2010, 2009, and 2008 to give effect to this change. The following sets forth the line items affected by the revisions discussed above.

	Previously Reported	As Revised
Statement of Operations for the year ended December 31, 2011
Investment Income - interest	$33,076,985	$33,460,301
Net investment income	26,453,567	26,836,883
Net change in unrealized appreciation (depreciation) on investments	19,413,703	19,030,387
Net realized and unrealized gain (loss)	24,359,324	23,976,008

FUS-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

9. REVISIONS TO PREVIOUSLY ISSUED FINANCIAL STATEMENTS (continued)

	Previously Reported	As Revised
Statement of Changes in Net Assets for the year ended December 31, 2011
Net investment income	$26,453,567	$26,836,883
Net change in unrealized appreciation (depreciation) on investments	19,413,703	19,030,387
Undistributed net investment income included in net assets	29,334,459	32,779,202

	Previously Reported	As Revised	Previously Reported	As Revised	Previously Reported	As Revised	Previously Reported	As Revised
Financial Highlights - Class 1	2011	2011	2010	2010	2009	2009	2008	2008
Per share operating performance
Income from investment operations:
Net investment income	$0.42	$0.42[a]	$0.46	$0.47	$0.51	$0.52	$0.58	$0.59
Net realized and unrealized gains (losses)	0.36	0.36[a]	0.26	0.25	(0.08)	(0.09)	0.39	0.38
Ratios to average net assets: Net investment income	3.07%	3.11%	3.47%	3.51%	3.91%	3.96%	4.54%	4.59%

	Previously Reported	As Revised	Previously Reported	As Revised	Previously Reported	As Revised	Previously Reported	As Revised
Financial Highlights - Class 2	2011	2011	2010	2010	2009	2009	2008	2008
Per share operating performance
Income from investment operations:
Net investment income	$0.37	$0.38	$0.42	$0.43	$0.47	$0.48	$0.54	$0.55
Net realized and unrealized gains (losses)	0.36	0.35	0.25	0.24	(0.08)	(0.09)	0.38	0.37
Ratios to average net assets: Net investment income	2.82%	2.86%	3.22%	3.26%	3.66%	3.71%	4.29%	4.34%

aChanges in per share amounts due to revision round to less than $0.01.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

FUS-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FICO - Financing Corp.
FRN - Floating Rate Note
GL - Government Loan
HUD - Housing and Urban Development
PC - Participation Certificate
PL - Project Loan
SBA - Small Business Administration
SF - Single Family
TVA - Tennessee Valley Authority

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Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

FUS-27

MUTUAL GLOBAL DISCOVERY SECURITIES FUND

This annual report for Mutual Global Discovery Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.63%	+1.92%	+10.48%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®) and the MSCI World Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Global Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Mutual Global Discovery Securities Fund seeks capital appreciation. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI World Index’s +16.54% total return and the S&P 500’s +16.00% total return for the same period.1

Economic and Market Overview

Global developed stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. Investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Smaller company stocks have exhibited greater price volatility than larger company stocks, particularly over the short term. Investments in companies engaged in mergers, reorganizations or liquidations also involve special risks as pending deals may not be completed on time or on favorable terms. Investments in lower rated bonds entail higher credit risk. The Fund may from time to time enter into certain transactions involving derivatives; such techniques may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

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resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts.

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One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year, many Fund holdings increased in value and contributed to performance. Three particularly strong performers were Germany-based tire and automotive components manufacturer Continental, Hong Kong-based conglomerate Jardine Matheson Holdings and U.S.-based drugstore chain and pharmacy benefits manager CVS Caremark.

Shares of Continental performed well in 2012. Despite some regional softness in auto sales, the company’s strong, relevant and diverse product lineup kept its prospects looking positive, in our view. The company managed to improve operational performance and continued to strengthen its balance sheet, in part by reducing net debt. We believe Continental is one of the better-positioned global auto suppliers due to its focus on fuel efficiency, carbon dioxide emissions reduction, vehicle electronics and technology solutions for global automotive original equipment manufacturers.

Although Jardine Matheson Holdings reported lower profits for the first half of the year, our position in the holding company was a top contributor to the Fund’s performance in 2012. We believe the company has a strong suite of businesses and our analyses showed the stock continued to trade at reasonable valuations. In addition, we believe its complex cross-shareholding structure with Jardine Strategic Holdings and its holding company status have created a discount on the company’s shares. In our view, management has remained efficient and focused on adding to shareholder value.

CVS Caremark is a U.S.-based retail drug store operator and pharmacy benefit manager. We believe that an aging U.S. population, the upcoming expansion of health care coverage, and the trend of chain drugstores taking market share from independents are all favorable trends contributing to growth prospects for CVS Caremark. The company has

Top 10 Sectors/Industries

Mutual Global Discovery Securities Fund

Based on Equity Securities

12/31/12

% of Total Net Assets
Oil, Gas & Consumable Fuels	8.3%
Commercial Banks	8.2%
Tobacco	7.3%
Insurance	6.9%
Pharmaceuticals	5.3%
Food & Staples Retailing	4.8%
Media	4.6%
Software	4.0%
Diversified Financial Services	3.9%
Industrial Conglomerates	3.0%

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generated strong free cash flow and management remains disciplined about returning cash to shareholders, as demonstrated by an authorized buyback plan and a substantial dividend increase announced in the second half of 2012.

During the 12 months under review, some of the Fund’s investments lost value and negatively affected Fund performance. Key detractors included U.S. energy company Exelon and French firms Eutelsat Communications, a satellite provider, and utility GDF Suez.

Exelon detracted from performance as operations were negatively affected by a challenging pricing environment, unseasonably warm weather and storm costs throughout the year. Despite the short-term challenges, we see attractive potential in Exelon, whose assets include clean merchant power generation and regulated entities in the Midwest, eastern Pennsylvania and metro D.C. areas. The stock also provided the Fund with an attractive dividend yield.

France-based satellite communication services company Eutelsat Communications announced fiscal third-quarter revenues that fell short of analyst estimates, due in part to a lack of satellite capacity in regions sought by the U.S. Department of Defense, which leases transponders from Eutelsat. Although the acquisition of one satellite and the launch of two additional satellites in 2012 helped to increase the company’s available capacity and revenue growth potential, we decided to sell our position by period-end to pursue other investment opportunities that, in our view, had a more attractive risk/reward profile.

France-based natural gas and electricity supplier GDF Suez experienced a challenging 2012. Lower power prices across Europe, uncertainties surrounding future French gas tariff increases and concerns about the company’s ability to sustain its dividend all weighed on the stock price. Management’s repeated assurances regarding dividend policy helped stabilize shares, albeit at historically low levels. As long-term investors, we continued to see GDF Suez as a stock offering an attractive combination of above average growth prospects arising from large and growing power generation activities outside Europe, strong positioning in the global liquefied natural gas supply chain, a solid balance sheet and a high dividend yield.

Top 10 Equity Holdings

Mutual Global Discovery Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
ACE Ltd.	2.5%
Insurance, U.S.
Merck & Co. Inc.	2.1%
Pharmaceuticals, U.S.
Vodafone Group PLC	2.1%
Wireless Telecommunication Services, U.K.
Wells Fargo & Co.	2.1%
Commercial Banks, U.S.
Royal Dutch Shell PLC, A	2.1%
Oil, Gas & Consumable Fuels, U.K.
British American Tobacco PLC	2.0%
Tobacco, U.K.
Microsoft Corp.	1.9%
Software, U.S.
American International Group Inc.	1.8%
Insurance, U.S.
Jardine Strategic Holdings Ltd.	1.8%
Industrial Conglomerates, Hong Kong
Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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During the year, the Fund held currency forwards to somewhat hedge the currency risk of the portfolio’s non-U.S. dollar investments. The hedges had a negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Global Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Global Discovery Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,077.70	$5.12
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$4.98

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.98%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.66	$21.16	$19.14	$16.12		$24.08

Income from investment operations[a]:
Net investment income[b]	0.43	0.52	0.38	0.19	[c]	0.37
Net realized and unrealized gains (losses)	2.21	(1.09)	1.94	3.57		(6.95)

Total from investment operations	2.64	(0.57)	2.32	3.76		(6.58)

Less distributions from:
Net investment income	(0.64)	(0.50)	(0.30)	(0.26)		(0.52)
Net realized gains	(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	(1.75)	(0.93)	(0.30)	(0.74)		(1.38)

Net asset value, end of year	$20.55	$19.66	$21.16	$19.14		$16.12

Total return[d]	13.63%	(2.73)%	12.24%	23.63%		(28.29)%
Ratios to average net assets
Expenses[e]	0.99%	0.97% [f]	1.00% [f]	1.06%	[f]	0.98% [f]
Expenses incurred in connection with securities sold short	—% [g]	—% [g]	0.02%	0.09%		0.01%
Net investment income	2.12%	2.34%	1.93%	1.07%	[c]	1.82%

Supplemental data
Net assets, end of year (000’s)	$1,136	$974	$84,213	$86,755		$81,320
Portfolio turnover rate	25.63%	26.17% [h]	49.31%	43.35%		22.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.26%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.30	$20.80	$18.81	$15.85		$23.69

Income from investment operations[a]:
Net investment income[b]	0.38	0.43	0.33	0.14	[c]	0.32
Net realized and unrealized gains (losses)	2.15	(1.04)	1.91	3.50		(6.84)

Total from investment operations	2.53	(0.61)	2.24	3.64		(6.52)

Less distributions from:
Net investment income	(0.55)	(0.46)	(0.25)	(0.20)		(0.46)
Net realized gains	(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	(1.66)	(0.89)	(0.25)	(0.68)		(1.32)

Net asset value, end of year	$20.17	$19.30	$20.80	$18.81		$15.85

Total return[d]	13.36%	(2.96)%	11.96%	23.31%		(28.45)%
Ratios to average net assets
Expenses[e]	1.24%	1.22% [f]	1.25% [f]	1.31%	[f]	1.23% [f]
Expenses incurred in connection with securities sold short	—% [g]	—% [g]	0.02%	0.09%		0.01%
Net investment income	1.87%	2.09%	1.68%	0.82%	[c]	1.57%

Supplemental data
Net assets, end of year (000’s)	$660,465	$712,161	$1,351,223	$1,309,852		$1,113,720
Portfolio turnover rate	25.63%	26.17% [h]	49.31%	43.35%		22.76%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.01%.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

fBenefit of expense reduction rounds to less than 0.01%.

gRounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Global Discovery Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.50	$21.02	$19.02	$16.07		$22.50

Income from investment operations[b]:
Net investment income[c]	0.36	0.40	0.31	0.11	[d]	0.09
Net realized and unrealized gains (losses)	2.19	(1.05)	1.94	3.56		(5.14)

Total from investment operations	2.55	(0.65)	2.25	3.67		(5.05)

Less distributions from:
Net investment income	(0.56)	(0.44)	(0.25)	(0.24)		(0.52)
Net realized gains	(1.11)	(0.43)	—	(0.48)		(0.86)

Total distributions	(1.67)	(0.87)	(0.25)	(0.72)		(1.38)

Net asset value, end of year	$20.38	$19.50	$21.02	$19.02		$16.07

Total return[e]	13.27%	(3.08)%	11.87%	23.19%		(23.48)%
Ratios to average net assets[f]
Expenses[g]	1.34%	1.32% [h]	1.35% [h]	1.41%	[h]	1.33% [h]
Expenses incurred in connection with securities sold short	—% [i]	—% [i]	0.02%	0.09%		0.01%
Net investment income	1.77%	1.99%	1.58%	0.72%	[d]	1.47%

Supplemental data
Net assets, end of year (000’s)	$62,346	$66,695	$70,613	$59,178		$23,981
Portfolio turnover rate	25.63%	26.17% [j]	49.31%	43.35%		22.76%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 0.91%.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gIncludes dividend or interest expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 90.3%
Aerospace & Defense 0.4%
Safran SA	France	73,323	$3,174,550

Auto Components 1.1%
Continental AG	Germany	52,393	6,104,953
[a,b] International Automotive Components Group Brazil LLC	Brazil	424,073	66,609
[a,b,c] International Automotive Components Group North America, LLC	United States	3,000,220	1,533,983

			7,705,545

Automobiles 0.5%
[a] General Motors Co.	United States	136,940	3,947,980

Beverages 2.3%
Coca-Cola Enterprises Inc.	United Kingdom	107,220	3,402,091
Dr. Pepper Snapple Group Inc.	United States	120,110	5,306,460
Pernod Ricard SA	France	65,896	7,643,283

			16,351,834

Capital Markets 2.5%
Morgan Stanley	United States	450,600	8,615,472
UBS AG	Switzerland	609,866	9,507,607

			18,123,079

Chemicals 0.8%
Linde AG	Germany	32,285	5,646,702

Commercial Banks 8.2%
[a,b,d] The Bankshares Inc.	United States	800,000	3,306,976
Barclays PLC	United Kingdom	792,081	3,439,654
BNP Paribas SA	France	138,020	7,855,396
[a,b] Capital Bank Financial Corp., A, 144A	United States	78,494	1,272,898
[a,b] Capital Bank Financial Corp., B, 144A, non-voting	United States	269,922	4,377,190
[a] CIT Group Inc.	United States	99,532	3,845,917
HSBC Holdings PLC	United Kingdom	687,585	7,288,081
KB Financial Group Inc.	South Korea	101,400	3,613,121
PNC Financial Services Group Inc.	United States	157,001	9,154,728
Wells Fargo & Co.	United States	445,130	15,214,543

			59,368,504

Communications Equipment 1.2%
Cisco Systems Inc.	United States	359,180	7,057,887
[a,e] Research In Motion Ltd.	Canada	156,132	1,854,848

			8,912,735

Computers & Peripherals 0.6%
Hewlett-Packard Co.	United States	311,640	4,440,870

Construction & Engineering 0.7%
Vinci SA	France	99,255	4,777,573

Construction Materials 0.2%
CRH PLC	Ireland	57,097	1,160,822

Consumer Finance 0.0%†
[a] Comdisco Holding Co. Inc.	United States	44	220

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	891,297	6,380,292

MGD-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 3.3%
Citigroup Inc.	United States	243,290	$9,624,552
[a] ING Groep NV	Netherlands	994,910	9,447,127
JPMorgan Chase & Co.	United States	62,020	2,727,019
NYSE Euronext	United States	77,522	2,445,044

			24,243,742

Diversified Telecommunication Services 0.6%
[a,f,g] Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
[a,f,g] Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	32,587
Vivendi SA	France	183,456	4,147,926

			4,180,513

Electric Utilities 1.2%
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	1,361,600	—
Exelon Corp.	United States	288,450	8,578,503

			8,578,503

Electrical Equipment 0.9%
Alstom SA	France	158,488	6,382,819

Electronic Equipment, Instruments & Components 0.5%
Hoya Corp.	Japan	169,554	3,336,258

Energy Equipment & Services 2.1%
Baker Hughes Inc.	United States	147,071	6,006,380
Ensco PLC, A	United States	95,904	5,685,189
Transocean Ltd.	United States	73,643	3,288,160

			14,979,729

Food & Staples Retailing 4.8%
China Resources Enterprise Ltd.	China	798,000	2,877,856
CVS Caremark Corp.	United States	204,561	9,890,524
Koninklijke Ahold NV	Netherlands	647,986	8,686,538
Metro AG	Germany	236,053	6,556,118
Walgreen Co.	United States	176,650	6,537,817

			34,548,853

Food Products 1.1%
Kraft Foods Group Inc.	United States	46,575	2,117,765
Mondelez International Inc., A	United States	245,198	6,245,193

			8,362,958

Health Care Equipment & Supplies 2.4%
[a] Boston Scientific Corp.	United States	777,474	4,454,926
Medtronic Inc.	United States	257,934	10,580,453
Stryker Corp.	United States	46,588	2,553,954

			17,589,333

Health Care Providers & Services 1.9%
Cigna Corp.	United States	194,041	10,373,432
WellPoint Inc.	United States	62,210	3,789,833

			14,163,265

Hotels, Restaurants & Leisure 1.1%
Accor SA	France	233,246	8,316,971

MGD-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Independent Power Producers & Energy Traders 1.1%
NRG Energy Inc.	United States	364,067	$8,369,900

Industrial Conglomerates 3.0%
Jardine Matheson Holdings Ltd.	Hong Kong	141,097	8,804,001
Jardine Strategic Holdings Ltd.	Hong Kong	371,698	13,298,750

			22,102,751

Insurance 6.9%
ACE Ltd.	United States	223,660	17,848,068
[a] Alleghany Corp.	United States	2,730	915,697
[a] American International Group Inc.	United States	376,943	13,306,088
E-L Financial Corp. Ltd.	Canada	5,378	2,355,328
[a,b] Imagine Group Holdings Ltd.	Bermuda	56,213	648,760
MetLife Inc.	United States	78,866	2,597,846
[a,b] Olympus Re Holdings Ltd.	United States	2,140	—
PartnerRe Ltd.	Bermuda	94,940	7,641,720
Zurich Insurance Group AG	Switzerland	17,558	4,668,834

			49,982,341

Machinery 0.6%
Stanley Black & Decker Inc.	United States	61,412	4,542,646

Marine 1.6%
A.P. Moller - Maersk AS, B	Denmark	1,565	11,792,414

Media 4.6%
CBS Corp., B	United States	207,961	7,912,916
Comcast Corp., Special A	United States	48,623	1,747,997
Daekyo Co. Ltd.	South Korea	5,711	34,095
News Corp., B	United States	224,400	5,888,256
Reed Elsevier PLC	United Kingdom	792,969	8,368,195
Time Warner Cable Inc.	United States	66,570	6,469,938
[a,b] Tribune Co., A	United States	43,818	1,865,639
[a,b] Tribune Co., B	United States	26,867	1,143,916

			33,430,952

Metals & Mining 1.1%
ThyssenKrupp AG	Germany	344,296	8,127,551

Multi-Utilities 0.9%
GDF Suez	France	305,073	6,281,632

Multiline Retail 0.6%
Kohl’s Corp.	United States	99,870	4,292,413

Office Electronics 1.0%
Xerox Corp.	United States	1,021,107	6,963,950

Oil, Gas & Consumable Fuels 8.3%
Apache Corp.	United States	110,560	8,678,960
BP PLC	United Kingdom	1,318,154	9,167,568
CONSOL Energy Inc.	United States	205,976	6,611,830
Marathon Oil Corp.	United States	198,761	6,094,012
Murphy Oil Corp.	United States	93,480	5,566,734
Nexen Inc.	Canada	292,140	7,870,252
Royal Dutch Shell PLC, A	United Kingdom	434,641	14,956,450
[a] WPX Energy Inc.	United States	59,656	887,681

			59,833,487

MGD-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Paper & Forest Products 0.3%
[a,b] NewPage Holdings Inc.	United States	19,416	$1,860,053

Personal Products 0.6%
Avon Products Inc.	United States	287,177	4,123,862

Pharmaceuticals 5.3%
Eli Lilly & Co.	United States	73,710	3,635,377
Merck & Co. Inc.	United States	376,658	15,420,379
Novartis AG, ADR	Switzerland	126,364	7,998,841
Pfizer Inc.	United States	274,917	6,894,918
Teva Pharmaceutical Industries Ltd., ADR	Israel	115,150	4,299,701

			38,249,216

Real Estate Management & Development 1.3%
[g] Canary Wharf Group PLC	United Kingdom	487,324	1,847,958
Great Eagle Holdings Ltd.	Hong Kong	1,012,524	3,344,487
[a,b] Realogy Holdings Corp.	United States	49,274	1,964,160
Swire Pacific Ltd., B	Hong Kong	973,062	2,237,343

			9,393,948

Software 4.0%
[a] Check Point Software Technologies Ltd.	Israel	114,559	5,457,591
Microsoft Corp.	United States	506,298	13,533,345
Nintendo Co. Ltd.	Japan	29,900	3,188,225
[a] Symantec Corp.	United States	347,270	6,532,149

			28,711,310

Specialty Retail 0.4%
Kingfisher PLC	United Kingdom	690,562	3,225,520

Textiles, Apparel & Luxury Goods 0.0%†
Compagnie Financiere Richemont SA	Switzerland	3,162	246,645

Tobacco 7.3%
Altria Group Inc.	United States	278,254	8,742,741
British American Tobacco PLC	United Kingdom	291,278	14,808,559
Imperial Tobacco Group PLC	United Kingdom	337,446	13,082,218
Lorillard Inc.	United States	82,933	9,675,793
Philip Morris International Inc.	United States	75,124	6,283,371

			52,592,682

Wireless Telecommunication Services 2.1%
Vodafone Group PLC	United Kingdom	6,057,446	15,250,892

Total Common Stocks and Other Equity Interests (Cost $573,545,004)			654,047,815

Preferred Stocks (Cost $5,430,000) 0.6%
Diversified Financial Services 0.6%
[a,b] Hightower Holding LLC, pfd., A, Series 2	United States	2,172,000	4,239,527

MGD-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests 5.1%
Clear Channel Communications Inc.,
[h] first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	5,184,000		$4,769,280
[i] senior note, PIK, 11.00%, 8/01/16	United States	2,001,000		1,525,763
[j,k] Tranche B Term Loan, 3.862%, 1/29/16	United States	7,859,726		6,533,397
[j,k] Tranche C Term Loan, 3.862%, 1/29/16	United States	1,365,074		1,100,022
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,
second lien, 11.00%, 10/01/21	United States	864,000		937,440
[h] secured note, 144A, 11.75%, 3/01/22	United States	2,339,000		2,607,985
[j] Hilton Worldwide Inc., FRN,
Mezzanine D Loan, 3.959%, 11/12/15	United States	252,414		240,740
Mezzanine E Loan, 4.209%, 11/12/15	United States	323,946		310,381
Mezzanine F Loan, 4.459%, 11/12/15	United States	808,866		768,423
Mezzanine G Loan, 4.709%, 11/12/15	United States	1,456,759		1,369,354
[j,k] iStar Financial Inc.,
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	68,078		69,099
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	495,000		519,131
[h] Realogy Corp., senior secured note, 144A,
7.875%, 2/15/19	United States	411,000		450,045
9.00%, 1/15/20	United States	365,000		421,575
[j,k] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.713%, 10/10/17	United States	12,912,264		8,695,028
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc.,
senior note, A, 10.25%, 11/01/15	United States	1,428,000		424,830
[h] senior secured note, 144A, 11.50%, 10/01/20	United States	5,895,000		4,642,312
[h] Wind Acquisition Finance SA,
first lien, 144A, 7.375%, 2/15/18	Italy	261,000	EUR	346,353
senior secured note, 144A, 11.75%, 7/15/17	Italy	135,000		142,088
senior secured note, 144A, 7.375%, 2/15/18	Italy	235,000	EUR	311,850
third lien, 144A, 11.75%, 7/15/17	Italy	394,000	EUR	547,218

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $39,906,276)				36,732,314

Corporate Notes in Reorganization 0.6%
[h,l] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	4,058,000		4,392,785
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	727		—

Total Corporate Notes in Reorganization (Cost $4,134,425)				4,392,785

		Shares
Companies in Liquidation 0.0%†
[a] Adelphia Recovery Trust	United States	5,379,562		5,380
[a,f] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	386,774		11,603
[a,f,g] Century Communications Corp., Contingent Distribution	United States	1,074,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	2,077,368		—
[a,f,g] NewPage Corp. Litigation Trust, Contingent Distribution	United States	4,387		—
[a,f,g] Tribune Litigation Trust, Contingent Distribution	United States	56,883		—

Total Companies in Liquidation (Cost $454,171)				16,983

MGD-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund	Country	Principal Amount*	Value
Asset-Backed Securities 0.1%
Airlines 0.1%
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	47,258	$50,094
American Airlines Pass Through Trust,
2009-1A, 10.375%, 7/02/19	United States	117,524	122,886
2011-2A, 8.625%, 4/15/23	United States	488,868	508,117

Total Asset-Backed Securities (Cost $686,994)			681,097

Total Investments before Short Term Investments (Cost $624,156,870)			700,110,521

Short Term Investments 2.3%
U.S. Government and Agency Securities 2.3%
[m] FHLB, 1/02/13	United States	3,600,000	3,600,000
[m,n] U.S. Treasury Bills, 1/03/13 - 6/20/13	United States	13,200,000	13,197,261

Total U.S. Government and Agency Securities (Cost $16,796,952)			16,797,261

Total Investments before Money Market Funds (Cost $640,953,822) 99.0%			716,907,782

		Shares
[o]Investments from Cash Collateral Received for Loaned Securities (Cost $2,191,039) 0.3%
Money Market Funds 0.3%
[p] BNY Mellon Overnight Government Fund, 0.191%		2,191,039	2,191,039

Total Investments (Cost $643,144,861) 99.3%			719,098,821
Other Assets, less Liabilities 0.7%			4,848,655

Net Assets 100.0%			$723,947,476

See Abbreviations on page MGD-37.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 9 regarding restricted securities.

cAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dSee Note 11 regarding holdings of 5% voting securities.

eA portion or all of the security is on loan at December 31, 2012. See Note 1(e).

fContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

gSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $1,880,545, representing 0.26% of net assets.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $18,631,491, representing 2.57% of net assets.

iIncome may be received in additional securities and/or cash.

jThe coupon rate shown represents the rate at period end.

kSee Note 1(f) regarding senior floating rate interests.

lSee Note 7 regarding credit risk and defaulted securities.

mThe security is traded on a discount basis with no stated coupon rate.

nSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2012, the aggregate value of these securities pledged as collateral was $3,634,794, representing 0.50% of net assets.

oSee Note 1(e) regarding securities on loan.

pThe rate shown is the annualized seven-day yield at period end.

MGD-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund

At December 31, 2012, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	227	$37,477,700	3/18/13	—	$(630,416)
GBP/USD	Short	164	16,646,000	3/18/13	—	(161,213)

Net unrealized appreciation (depreciation)						$(791,629)

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	8,256,434	$10,152,407	1/17/13	$—	$(744,467)
Euro	HSBC	Sell	4,301,372	5,283,973	1/17/13	—	(392,996)
Euro	FBCO	Sell	2,458,143	3,038,309	1/17/13	—	(205,959)
Euro	HAND	Sell	1,148,612	1,419,598	1/17/13	—	(96,345)
Euro	BOFA	Sell	908,609	1,123,921	1/17/13	—	(75,265)
Euro	BZWS	Sell	882,925	1,093,252	1/17/13	—	(72,036)
Euro	DBAB	Sell	337,361	419,563	1/17/13	—	(25,686)
Euro	SCBT	Buy	271,826	359,356	1/17/13	—	(600)
Euro	BZWS	Buy	689,697	894,657	1/17/13	15,608	—
Euro	BOFA	Buy	163,063	211,561	1/17/13	3,650	—
Euro	SCBT	Buy	700,000	912,772	1/17/13	11,091	—
Euro	FBCO	Buy	1,988,242	2,602,033	1/17/13	22,058	—
British Pound	BOFA	Sell	4,697,359	7,593,281	1/22/13	—	(39,430)
British Pound	SCBT	Sell	4,026,308	6,506,514	1/22/13	—	(35,810)
British Pound	DBAB	Sell	2,278,174	3,680,390	1/22/13	—	(21,401)
British Pound	DBAB	Buy	133,415	216,132	1/22/13	653	—
British Pound	FBCO	Buy	71,050	114,811	1/22/13	638	—
Swiss Franc	FBCO	Sell	3,364,187	3,494,241	2/11/13	—	(184,114)
Swiss Franc	HSBC	Sell	2,866,679	2,972,744	2/11/13	—	(161,643)
Swiss Franc	BOFA	Sell	648,917	688,491	2/11/13	—	(21,026)
Swiss Franc	SSBT	Sell	481,900	508,639	2/11/13	—	(18,264)
Swiss Franc	DBAB	Sell	334,832	355,274	2/11/13	—	(10,826)
Swiss Franc	HAND	Sell	148,000	152,235	2/11/13	—	(9,586)
Swiss Franc	SCBT	Sell	368,000	393,457	2/11/13	—	(8,909)
Swiss Franc	BZWS	Sell	243,018	257,566	2/11/13	—	(8,146)
Swiss Franc	DBAB	Buy	120,000	131,241	2/11/13	—	(417)
Swiss Franc	SCBT	Buy	48,625	53,284	2/11/13	—	(118)
Swiss Franc	FBCO	Buy	752,900	812,681	2/11/13	10,529	—
Swiss Franc	HAND	Sell	300,000	328,724	2/11/13	708	—
British Pound	HAND	Sell	5,869,840	9,209,740	2/19/13	—	(327,316)
British Pound	HSBC	Sell	3,389,560	5,313,135	2/19/13	—	(194,072)
British Pound	DBAB	Sell	453,037	728,672	2/19/13	—	(7,402)
British Pound	BOFA	Sell	293,728	472,242	2/19/13	—	(4,995)
British Pound	FBCO	Sell	210,916	338,750	2/19/13	—	(3,938)
British Pound	SCBT	Sell	157,609	253,386	2/19/13	—	(2,690)
British Pound	SCBT	Buy	129,648	207,558	2/19/13	3,089	—
British Pound	DBAB	Buy	40,000	64,548	2/19/13	442	—
Euro	HAND	Sell	10,062,302	12,655,521	2/28/13	—	(629,564)
Euro	BOFA	Sell	9,965,961	12,542,465	2/28/13	—	(615,422)

MGD-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Global Discovery Securities Fund

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	1,224,624	$1,560,537	2/28/13	$—	$(56,313)
Euro	FBCO	Sell	1,032,722	1,322,882	2/28/13	—	(40,603)
Euro	HSBC	Sell	640,623	817,838	2/28/13	—	(27,966)
Euro	SCBT	Sell	448,266	578,602	2/28/13	—	(13,236)
Euro	BZWS	Sell	361,622	474,945	2/28/13	—	(2,498)
Canadian Dollar	HAND	Sell	2,030,709	2,057,509	3/18/13	16,377	—
Euro	DBAB	Sell	4,933,555	6,367,493	4/16/13	—	(149,105)
Euro	FBCO	Sell	4,928,846	6,364,231	4/16/13	—	(146,147)
Euro	BOFA	Sell	224,808	291,192	4/16/13	—	(5,750)
Euro	SCBT	Sell	100,974	131,645	4/16/13	—	(1,729)
Euro	HAND	Sell	16,336	21,206	4/16/13	—	(372)
Euro	HSBC	Sell	115,955	154,174	4/16/13	1,012	—
Euro	HAND	Sell	115,956	154,407	4/16/13	1,244	—
British Pound	BZWS	Sell	5,779,791	9,183,686	4/19/13	—	(205,043)
British Pound	BOFA	Sell	457,051	732,960	4/19/13	—	(9,477)
British Pound	SCBT	Sell	137,274	220,854	4/19/13	—	(2,135)
British Pound	FBCO	Sell	67,700	108,537	4/19/13	—	(1,435)
British Pound	DBAB	Sell	38,717	61,967	4/19/13	—	(926)
Japanese Yen	DBAB	Buy	24,660,120	310,632	4/22/13	—	(26,119)
Japanese Yen	HSBC	Buy	9,112,190	114,491	4/22/13	—	(9,360)
Japanese Yen	BOFA	Buy	13,263,582	161,189	4/22/13	—	(8,162)
Japanese Yen	FBCO	Buy	8,660,050	105,096	4/22/13	—	(5,181)
Japanese Yen	HSBC	Sell	458,542,342	5,789,654	4/22/13	499,276	—
Japanese Yen	DBAB	Sell	20,900,000	242,941	4/22/13	1,810	—
British Pound	FBCO	Sell	5,477,013	8,702,974	5/21/13	—	(192,844)

Unrealized appreciation (depreciation)						588,185	(4,822,844)

Net unrealized appreciation (depreciation)							$(4,234,659)

See Abbreviations on page MGD-37.

The accompanying notes are an integral part of these financial statements.

MGD-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Mutual Global Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$635,144,861
Cost - Non-controlled affiliated issuers (Note 11)	8,000,000

Total cost of investments	$643,144,861

Value - Unaffiliated issuers	$715,791,845
Value - Non-controlled affiliated issuers (Note 11)	3,306,976

Total value of investments (includes securities loaned in the amount of $1,854,848)	719,098,821
Cash	4,502,040
Foreign currency, at value (cost $4,853,372)	4,846,035
Receivables:
Investment securities sold	956,137
Capital shares sold	189,337
Dividends and interest	3,156,137
Unrealized appreciation on forward exchange contracts	588,185
Other assets	47

Total assets	733,336,739

Liabilities:
Payables:
Investment securities purchased	382,201
Capital shares redeemed	722,375
Affiliates	885,586
Variation margin	29,038
Payable upon return of securities loaned	2,191,039
Unrealized depreciation on forward exchange contracts	4,822,844
Accrued expenses and other liabilities	356,180

Total liabilities	9,389,263

Net assets, at value	$723,947,476

Net assets consist of:
Paid-in capital	$571,236,720
Undistributed net investment income	15,327,129
Net unrealized appreciation (depreciation)	71,005,841
Accumulated net realized gain (loss)	66,377,786

Net assets, at value	$723,947,476

The accompanying notes are an integral part of these financial statements.

MGD-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Mutual Global Discovery Securities Fund
Class 1:
Net assets, at value	$1,136,450

Shares outstanding	55,310

Net asset value and maximum offering price per share	$20.55

Class 2:
Net assets, at value	$660,464,844

Shares outstanding	32,737,127

Net asset value and maximum offering price per share	$20.17

Class 4:
Net assets, at value	$62,346,182

Shares outstanding	3,059,866

Net asset value and maximum offering price per share	$20.38

The accompanying notes are an integral part of these financial statements.

MGD-21

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Mutual Global Discovery Securities Fund
Investment income:
Dividends	$18,938,256
Interest	4,181,032
Income from securities loaned	417,548

Total investment income	23,536,836

Expenses:
Management fees (Note 3a)	6,056,422
Administrative fees (Note 3b)	1,032,032
Distribution fees: (Note 3c)
Class 2	1,721,793
Class 4	231,136
Unaffiliated transfer agent fees	1,350
Custodian fees (Note 4)	63,068
Reports to shareholders	148,688
Professional fees	177,465
Trustees’ fees and expenses	3,061
Other	34,458

Total expenses	9,469,473

Net investment income	14,067,363

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	72,906,680
Written options	152,263
Foreign currency transactions	14,224,115
Futures contracts	(501,447)
Securities sold short	(626,409)

Net realized gain (loss)	86,155,202

Net change in unrealized appreciation (depreciation) on:
Investments	11,630,903
Translation of other assets and liabilities denominated in foreign currencies	(17,350,796)

Net change in unrealized appreciation (depreciation)	(5,719,893)

Net realized and unrealized gain (loss)	80,435,309

Net increase (decrease) in net assets resulting from operations	$94,502,672

The accompanying notes are an integral part of these financial statements.

MGD-22

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Global Discovery Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$14,067,363	$26,618,951
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	86,155,202	68,619,465
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies and deferred taxes	(5,719,893)	(151,927,152)

Net increase (decrease) in net assets resulting from operations	94,502,672	(56,688,736)

Distributions to shareholders from:
Net investment income:
Class 1	(32,000)	(1,808,753)
Class 2	(17,455,646)	(27,559,671)
Class 4	(1,713,076)	(1,533,102)
Net realized gains:
Class 1	(55,531)	(1,558,774)
Class 2	(35,238,248)	(25,603,997)
Class 4	(3,402,551)	(1,468,422)

Total distributions to shareholders	(57,897,052)	(59,532,719)

Capital share transactions: (Note 2)
Class 1	115,172	(75,411,767)
Class 2	(85,201,977)	(536,023,097)
Class 4	(7,400,610)	1,436,142

Total capital share transactions	(92,487,415)	(609,998,722)

Net increase (decrease) in net assets	(55,881,795)	(726,220,177)
Net assets:
Beginning of year	779,829,271	1,506,049,448

End of year	$723,947,476	$779,829,271

Undistributed net investment income included in net assets:
End of year	$15,327,129	$19,317,601

The accompanying notes are an integral part of these financial statements.

MGD-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Global Discovery Securities (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. At December 31, 2012, 82.59% of the Fund’s shares were held through one insurance company. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book

MGD-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under

MGD-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $3,171,541 and the aggregate value of collateral pledged for such contracts was $2,577,894.

The Fund entered into exchange traded financial futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage and/or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

MGD-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

MGD-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,112	$227,652	140,069	$3,084,356
Shares issued in reinvestment of distributions	4,331	87,532	168,285	3,367,527
Shares redeemed in-kind (Note 13)	—	—	(3,394,333)	(67,951,585)
Shares redeemed	(9,680)	(200,012)	(843,405)	(13,912,065)

Net increase (decrease)	5,763	$115,172	(3,929,384)	$(75,411,767)

Class 2 Shares:
Shares sold	1,636,877	$33,107,971	1,990,050	$40,633,273
Shares issued in reinvestment of distributions	2,653,268	52,693,893	2,709,831	53,163,668
Shares redeemed in-kind (Note 13)	—	—	(21,446,416)	(398,285,682)
Shares redeemed	(8,457,161)	(171,003,841)	(11,321,410)	(231,534,356)

Net increase (decrease)	(4,167,016)	$(85,201,977)	(28,067,945)	$(536,023,097)

MGD-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2012		2011
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	79,532	$1,636,846	410,892	$8,602,556
Shares issued on reinvestment of distributions	255,016	5,115,627	151,460	3,001,524
Shares redeemed	(694,727)	(14,153,083)	(502,145)	(10,167,938)

Net increase (decrease)	(360,179)	$(7,400,610)	60,207	$1,436,142

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

MGD-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$25,422,950	$30,901,526
Long term capital gain	32,474,102	28,631,193

	$57,897,052	$59,532,719

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$644,492,727

Unrealized appreciation	$132,500,679
Unrealized depreciation	(57,894,585)

Net unrealized appreciation (depreciation)	$74,606,094

Undistributed ordinary income	$18,560,764
Undistributed long term capital gains	63,635,617

Distributable earnings	$82,196,381

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, pass-through entity income, bond discounts and premiums and financial futures transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $184,140,578 and $268,214,924, respectively.

MGD-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

6. INVESTMENT TRANSACTIONS (continued)

Transactions in options written during the year ended December 31, 2012, were as follows:

	Options
	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	160	$62,276
Options written	396	103,051
Options expired	(147)	(36,259)
Options exercised	(160)	(26,013)
Options closed	(249)	(103,055)

Options outstanding at December 31, 2012	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $4,392,785, representing 0.61% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

MGD-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

9. RESTRICTED SECURITIES (continued)

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
1,361,600	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
800,000	The Bankshares Inc.	3/22/07	8,000,000	3,306,976
727	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	727	—
78,494	Capital Bank Financial Corp., A, 144A	12/16/09 - 7/02/10	1,569,880	1,272,898
269,922	Capital Bank Financial Corp., B, 144A, non-voting	12/16/09 - 7/02/10	5,398,440	4,377,190
2,077,368	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
2,172,000	Hightower Holding LLC, pfd., A, Series 2	6/10/10 - 5/10/12	5,430,000	4,239,527
56,213	Imagine Group Holdings Ltd.	8/31/04	575,705	648,760
424,073	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	281,629	66,609
3,000,220	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	2,879,270	1,533,983
19,416	[a]NewPage Holdings Inc.	5/05/11 - 5/16/11	4,800,135	1,860,053
2,140	Olympus Re Holdings Ltd.	12/09/01	200,998	—
49,274	[b]Realogy Holdings Corp.	10/12/12	1,675,316	1,964,160
43,818	[a]Tribune Co., A	7/08/11 - 5/24/12	1,865,639	1,865,639
26,867	[a]Tribune Co., B	7/08/11 - 5/24/12	1,143,916	1,143,916

	Total Restricted Securities (Value is 3.08% of Net Assets)		$33,821,655	$22,279,711

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $- as of December 31, 2012.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $871,620 as of December 31,2012.

10. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$588,185	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$5,614,473	[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

10. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts / Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$13,848,158	$(18,190,308)
Equity contracts	Net realized gain (loss) from written options / Net change in unrealized appreciation (depreciation) on investments	152,263	8,284

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.84% of month end net assets. The average month end number of open derivative contracts for the year was 123.

See Note 1(c) and 6 regarding derivative financial instruments, and investment transactions, respectively.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc. (Value is 0.46% of Net Assets)	800,000	—	—	800,000	$3,306,976	$—	$—

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

13. REDEMPTION IN-KIND

During the year ended December 31, 2011, the Fund realized $45,310,078 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $218,904,626 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities:
Equity Investments:[a]
Aerospace & Defense	$—	$3,174,550	$—		$3,174,550
Auto Components	—	6,104,953	1,600,592		7,705,545
Beverages	8,708,551	7,643,283	—		16,351,834
Chemicals	—	5,646,702	—		5,646,702
Commercial Banks	31,828,309	18,583,131	8,957,064		59,368,504
Construction & Engineering	—	4,777,573	—		4,777,573
Construction Materials	—	1,160,822	—		1,160,822
Containers & Packaging	—	6,380,292	—		6,380,292
Diversified Financial Services	14,796,615	9,447,127	4,239,527		28,483,269
Diversified Telecommunication Services	—	4,147,926	32,587	[b]	4,180,513
Electric Utilities	8,578,503	—	—	[b]	8,578,503
Electrical Equipment	—	6,382,819	—		6,382,819
Electronic Equipment, Instruments & Components	—	3,336,258	—		3,336,258
Food & Staples Retailing	19,306,197	15,242,656	—		34,548,853
Hotels, Restaurants & Leisure	—	8,316,971	—		8,316,971
Industrial Conglomerates	—	22,102,751	—		22,102,751
Insurance	49,333,581	—	648,760	[b]	49,982,341
Media	22,053,202	11,377,750	—		33,430,952
Metals & Mining	—	8,127,551	—		8,127,551

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

	Level 1	Level 2	Level 3		Total

Multi-Utilities	$—	$6,281,632	$—		$6,281,632
Oil, Gas & Consumable Fuels	35,709,469	24,124,018	—		59,833,487
Paper & Forest Products	—	1,860,053			1,860,053
Real Estate Management & Development	5,581,830	—	3,812,118		9,393,948
Software	25,523,085	3,188,225	—		28,711,310
Specialty Retail	—	3,225,520	—		3,225,520
Tobacco	24,701,905	27,890,777	—		52,592,682
Wireless Telecommunication Services	—	15,250,892	—		15,250,892
Other Equity Investments[c]	169,101,215	—	—		169,101,215
Corporate Bonds, Notes and Senior Floating Rate Interests	—	36,732,314	—		36,732,314
Corporate Notes in Reorganization	—	4,392,785	—	[b]	4,392,785
Companies in Liquidation	—	16,983	—	[b]	16,983
Asset-Backed Securities	—	681,097	—		681,097
Short Term Investments	13,197,261	5,791,039	—		18,988,300

Total Investments in Securities	$428,419,723	$271,388,450	$19,290,648		$719,098,821

Forward Exchange Contracts	—	588,185	—		588,185
Liabilities:
Forward Exchange Contracts	—	4,822,844	—		4,822,844
Futures Contracts	791,629	—	—		791,629

aIncludes common and preferred stocks as well as other equity investments.

bIncludes securities determined to have no value.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year. At December 31, 2012, the reconciliation of assets, are as follows:

	Balance at Beginning of Year		Purchases	Sales	Transfers Into Level 3[a]	Transfers Out of Level 3	Cost Basis Adjustments[b]	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End

Assets
Investments in Securities:
Equity Investments:[c]
Auto Components	$1,616,712		$—	$—	$—	$—	$(721,742)	$1,569	$704,053	$1,600,592		$704,781
Commercial Banks	2,859,392	[d]	—	—	5,748,864	—	—	(381,822)	730,630	8,957,064	[d]	348,808
Diversified Financial Services	2,333,811		2,644,464	—	—	—	—	—	(738,748)	4,239,527		(738,748)
Diversified Telecommunication Services	32,340	[d]	—	—	—	—	—	—	247	32,587	[d]	247
Insurance	1,505,983	[d]	—	(778,444)	—	—	(743)	122,199	(200,235)	648,760	[d]	(54,261)
Real Estate Management & Development	1,789,048		1,675,316	—	—	—	—	—	347,754	3,812,118		347,754
Corporate Notes in Reorganization	—	[d]	—	—	—	—	5	—	(5)	—	[d]	(5)

Total	$10,137,286		$4,319,780	$(778,444)	$5,748,864	$—	$(722,480)	$(258,054)	$843,696	$19,290,648		$608,576

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs.

bMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

cIncludes common and preferred stocks as well as other equity investments.

dIncludes securities determined to have no value.

Significant unobservable valuation inputs developed by the VLOC for material Level 3 investments as of December 31, 2012, are as follows:

Description	Fair Value at End of Year	Valuation Technique	Unobservable Inputs	Amount/ Range
Assets:
Investments in Securities:
Equity Investments:[a]
Auto Components	$1,533,983	Market comparables	Discount for lack of marketability	15%
			EV / EBITDA multiple	3.5x
Commercial Banks	8,957,064	Market comparables	Discount for lack of marketability	5% - 10%
			Price / tangible book multiple	1.2x
Diversified Financial Services	4,239,527	Discounted cash flow model	Cost of Equity Long-term revenue growth rate Long-term pretax operating margin	15.5% 6.2% - 58.1% 11% - 21%
Real Estate Management & Development	3,812,118	Market comparables	Discount for lack of marketability	5% - 8%
All Other Investments[b]	747,956

Total	$19,290,648

a Includes common and preferred stocks.

b Includes fair value of immaterial investments developed using various valuation techniques and unobservable inputs.

The significant unobservable inputs used in the fair value measurement of the Fund’s investment in auto components companies are an enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the EV to EBITDA multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments in commercial banks companies are the price to tangible book multiple and a discount for lack of marketability. A significant and reasonable increase or decrease in the price to tangible book multiple would result in a significant increase or decrease in the fair value measurement. A significant and reasonable increase or decrease in the discount for lack of marketability would result in a significant decrease or increase in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s investment in diversified financial services companies are cost of equity, long-term revenue growth rate, and long-term pretax operating margin. A significant and reasonable increase or decrease in the cost of equity would result in a significant decrease or increase in the fair value measurement. A significant and reasonable increase or decrease in the long-term revenue growth rate and long-term pretax operating margin would result in a significant increase or decrease in the fair value measurement.

The significant unobservable input used in the fair value measurement of the Fund’s investments in real estate management & development companies is a discount for lack of marketability. A significant and reasonable increase or decrease in the input would result in a significant decrease or increase in the fair value measurement.

MGD-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Global Discovery Securities Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG		FRN - Floating Rate Note
FBCO - Credit Suisse Group AG		PIK - Payment-In-Kind
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank
SSBT - State Street Bank and Trust Co.

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Franklin Templeton Variable Insurance Products Trust

Mutual Global Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Global Discovery Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

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Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Global Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $32,474,102 as a long term capital gain dividend for the fiscal year ended December 31, 2012.

Under Section 854(b)(1)(A) of the Code, the Fund hereby reports 32.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

MGD-39

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+14.61%	+0.20%	+6.91%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s® 500 Index (S&P 500®). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the Fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which delivered a +16.00% total return for the period under review.1

Economic and Market Overview

Headwinds to global growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. Several major governments intervened to support their countries’ currencies, liquidity and growth rates. European Central Bank (ECB) President Mario Draghi declared, “the ECB is ready to do whatever it takes to preserve the euro.” The U.S. Federal Reserve Board announced additional rounds of quantitative easing and extended its strategy designed to lower interest rates. China lowered borrowing costs for the first time in several years, and Japan’s central bank extended its quantitative easing program.

The U.S. economy grew moderately in 2012, supported by positive construction, housing and labor market trends. Consumer spending and personal income levels climbed, and inflation was generally mild with the exception of energy and food prices. Consumer sentiment rose to a five-year high, although potential U.S. tax hikes and spending cuts scheduled to take effect in 2013 dampened confidence near year-end. Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts.

Stock markets were volatile with periodic downturns primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. As Europe’s leadership took measures to address the region’s fiscal debt crisis, investor attention shifted to the U.S. election and budget negotiations. Despite adversity

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. The risks of investment in foreign securities include currency fluctuations and economic and political uncertainty. Investments in companies engaged in mergers, reorganizations or liquidations involve special risks as pending deals may not be completed on time or on favorable terms, as well as lower rated bonds, which entail higher credit risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

and uncertainty in 2012, investors seemed to regain confidence in the latter half of the year and U.S. stocks, as measured by the S&P 500, as well as global developed stocks, as measured by the MSCI World Index, made solid 12-month gains.2

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value we believe it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, it is our practice to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

2. Please see Index Descriptions following the Fund Summaries.

Manager’s Discussion

During the year under review, several holdings supported performance. Top contributors included Time Warner Cable (TWC), media conglomerate News Corp. and International Paper.

Despite a small disappointment in the company’s fiscal third-quarter results, the Fund’s investment in TWC was a strong contributor to full-year performance. During the year, TWC raised its quarterly dividend payment and share buyback authorization. The high operating leverage we see as inherent to the company’s business model and accretion from its share buyback program led us to assign an attractive valuation to TWC shares. In addition, the stock offered a healthy dividend yield.

Shares of diversified global media company News Corp. began a strong rally in June, spurred by investors’ approval of the company’s plan to split its publishing assets and its television and entertainment assets into two distinct companies. We viewed the split favorably, but the breakup did not alter our estimation of the company’s fair value.

Solid 2012 operating performance and realized price increases in its containerboard business led shares of International Paper, one of the world’s largest pulp and paper companies by revenue, to perform strongly. The company’s ongoing reduction of debt, particularly that related to its February acquisition of containerboard producer Temple-Inland, has improved what we believe was an already solid balance sheet. In our view, healthy fundamentals, strong free cash flow generation and a commitment by the company to raise its quarterly dividend over time made International Paper an attractive investment.

Some of the Fund’s investments lost value and negatively affected the Fund’s performance during the year. Key detractors included energy company Exelon, document technology firm Xerox and mobile telephony operator Vodafone Group.

Exelon hindered Fund performance as a challenging pricing environment, unseasonably warm weather and storm costs throughout the year negatively affected operations. Despite the short-term challenges, we saw attractive potential in Exelon, whose assets include clean merchant power generation and regulated entities in the Midwest, eastern Pennsylvania and the District of Columbia. Exelon stock also offered the Fund an attractive dividend yield during the year.

Although Xerox’s headline results were not much different than anticipated, investors responded negatively to some changes in the company’s

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities 12/31/12

% of Total Net Assets
Oil, Gas & Consumable Fuels	9.8%
Media	7.7%
Insurance	7.2%
Tobacco	6.4%
Pharmaceuticals	5.4%
Food & Staples Retailing	4.8%
Commercial Banks	3.3%
Software	3.1%
Diversified Financial Services	3.1%
Paper & Forest Products	2.8%

outlook disclosed during the year. Over the course of 2012, the company reported it had failed to meet its target profit margin and reduced its “steady state” margin rate. In addition, concerns about the global economy’s health weighed on shares during the second half of the year. The company’s long-term strategy focuses on growth in its services division, stabilization of margins, cash flow and capital allocation.

Vodafone Group is a global mobile telecommunications company that provides a range of services, including voice and data communications. The company struggled in 2012 due to economic weakness in its southern European markets, regulatory headwinds in the eurozone and India, and cannibalization of traditional voice services by data applications. However, we saw several potential catalysts, including improving economic conditions in Europe, better revenue per customer as a critical mass of customers migrate to data-oriented plans, and a potentially increased dividend payment from its 45% stake in Verizon Wireless. At period-end, we also saw potential for an eventual initial public offering of Vodafone’s India business.

During the year, the Fund held currency forwards to somewhat hedge the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a minor negative impact on the Fund’s performance during the period.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Equity Holdings

Mutual Shares Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
Merck & Co. Inc.	2.8%
Pharmaceuticals, U.S.
CVS Caremark Corp.	2.1%
Food & Staples Retailing, U.S.
British American Tobacco PLC	2.1%
Tobacco, U.K.
Microsoft Corp.	2.0%
Software, U.S.
Time Warner Cable Inc.	1.9%
Media, U.S.
Marathon Oil Corp.	1.8%
Oil, Gas & Consumable Fuels, U.S.
American International Group Inc.	1.8%
Insurance, U.S.
Royal Dutch Shell PLC, A	1.8%
Oil, Gas & Consumable Fuels, U.K.
Imperial Tobacco Group PLC	1.7%
Tobacco, U.K.
Vodafone Group PLC	1.7%
Wireless Telecommunication Services, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,080.80	$3.71
Hypothetical (5% return before expenses)	$1,000	$1,021.57	$3.61

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.71%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2012		2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.57		$16.14		$14.75		$11.92		$20.42

Income from investment operations[a]:
Net investment income[b]	0.35		0.38	[c]	0.40	[d]	0.23	[e]	0.34
Net realized and unrealized gains (losses)	1.92		(0.53)		1.27		2.89		(7.54)

Total from investment operations	2.27		(0.15)		1.67		3.12		(7.20)

Less distributions from:
Net investment income	(0.39)		(0.42)		(0.28)		(0.29)		(0.57)
Net realized gains	—		—		—		—		(0.73)

Total distributions	(0.39)		(0.42)		(0.28)		(0.29)		(1.30)

Net asset value, end of year	$17.45		$15.57		$16.14		$14.75		$11.92

Total return[f]	14.61%		(0.79)%		11.47%		26.35%		(36.93)%
Ratios to average net assets
Expenses[g]	0.71%		0.73%	[h]	0.74%	[h]	0.78%	[h]	0.73% [h]
Expenses incurred in connection with securities sold short	—%	[i]	—%	[i]	0.02%		0.06%		—% [i]
Net investment income	2.06%		2.28%	[c]	2.66%	[d]	1.85%	[e]	2.16%

Supplemental data
Net assets, end of year (000’s)	$449,343		$1,170,781		$1,301,520		$767,553		$319,703
Portfolio turnover rate	34.07%	[j]	41.02%		32.05%		49.33%		44.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 2.14%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.93%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 2.08%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2012		2011		2010		2009		2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.38		$15.95		$14.58		$11.78		$20.19

Income from investment operations[a]:
Net investment income[b]	0.30		0.32	[c]	0.36	[d]	0.20	[e]	0.32
Net realized and unrealized gains (losses)	1.90		(0.51)		1.25		2.85		(7.49)

Total from investment operations	2.20		(0.19)		1.61		3.05		(7.17)

Less distributions from:
Net investment income	(0.35)		(0.38)		(0.24)		(0.25)		(0.51)
Net realized gains	—		—		—		—		(0.73)

Total distributions	(0.35)		(0.38)		(0.24)		(0.25)		(1.24)

Net asset value, end of year	$17.23		$15.38		$15.95		$14.58		$11.78

Total return[f]	14.24%		(1.04)%		11.19%		26.05%		(37.11)%
Ratios to average net assets
Expenses[g]	0.96%		0.98%	[h]	0.99%	[h]	1.03%	[h]	0.98% [h]
Expenses incurred in connection with securities sold short	—%	[i]	—%	[i]	0.02%		0.06%		—% [i]
Net investment income	1.81%		2.03%	[c]	2.41%	[d]	1.60%	[e]	1.91%

Supplemental data
Net assets, end of year (000’s)	$4,069,803		$3,913,220		$4,188,821		$3,953,435		$3,303,761
Portfolio turnover rate	34.07%	[j]	41.02%		32.05%		49.33%		44.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.89%.

dNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.68%.

eNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.83%.

fTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

gIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

hBenefit of expense reduction rounds to less than 0.01%.

iRounds to less than 0.01%.

jExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 4	2012		2011		2010		2009		2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.45		$16.03		$14.66		$11.88		$18.91

Income from investment operations[b]:
Net investment income[c]	0.28		0.30	[d]	0.35	[e]	0.19	[f]	0.17
Net realized and unrealized gains (losses)	1.91		(0.51)		1.26		2.87		(5.90)

Total from investment operations	2.19		(0.21)		1.61		3.06		(5.73)

Less distributions from:
Net investment income	(0.33)		(0.37)		(0.24)		(0.28)		(0.57)
Net realized gains	—		—		—		—		(0.73)

Total distributions	(0.33)		(0.37)		(0.24)		(0.28)		(1.30)

Net asset value, end of year	$17.31		$15.45		$16.03		$14.66		$11.88

Total return[g]	14.20%		(1.12)%		11.06%		25.94%		(32.12)%
Ratios to average net assets[h]
Expenses[i]	1.06%		1.08%	[j]	1.09%	[j]	1.13%	[j]	1.08% [j]
Expenses incurred in connection with securities sold short	—%	[k]	—%	[k]	0.02%		0.06%		—% [k]
Net investment income	1.71%		1.93%	[d]	2.31%	[e]	1.50%	[f]	1.81%

Supplemental data
Net assets, end of year (000’s)	$165,015		$162,049		$167,274		$141,446		$57,266
Portfolio turnover rate	34.07%	[l]	41.02%		32.05%		49.33%		44.11%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dNet investment income per share includes approximately $0.02 per share related to interest income received that had previously been deemed uncollectible. Excluding this amount, the ratio of net investment income to average net assets would have been 1.79%.

eNet investment income per share includes approximately $0.11 per share received in the form of a special dividend paid in connection with a corporate real estate investment trust (REIT) conversion. Excluding this non-recurring amount, the ratio of the net investment income to average net assets would have been 1.58%.

fNet investment income per share includes approximately $(0.03) per share related to an adjustment for uncollectible interest. Excluding the effect of this adjustment, the ratio of net investment income to average net assets would have been 1.73%.

gTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

hRatios are annualized for periods less than one year.

iIncludes dividend expense on securities sold short and security borrowing fees, if any. See below for the ratios of such expenses to average net assets for the periods presented. See Note 1(d).

jBenefit of expense reduction rounds to less than 0.01%.

kRounds to less than 0.01%.

lExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 13.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests 84.6%
Aerospace & Defense 1.4%
[a] GenCorp Inc.	United States	193,253	$1,768,265
Huntington Ingalls Industries Inc.	United States	693,088	30,038,434
Raytheon Co.	United States	560,221	32,246,321

			64,053,020

Auto Components 0.1%
[a,b] International Automotive Components Group Brazil LLC	Brazil	1,730,515	271,812
[a,b,c] International Automotive Components Group North America, LLC	United States	11,387,027	5,822,073

			6,093,885

Automobiles 1.0%
[a] General Motors Co.	United States	1,593,240	45,933,109

Beverages 2.6%
Coca-Cola Enterprises Inc.	United Kingdom	1,053,161	33,416,799
Dr. Pepper Snapple Group Inc.	United States	842,372	37,215,995
Pernod Ricard SA	France	435,995	50,571,103

			121,203,897

Building Products 0.7%
[a]Owens Corning Inc.	United States	915,513	33,864,826

Capital Markets 1.0%
Morgan Stanley	United States	2,407,958	46,040,157

Chemicals 0.7%
[a,d,e] Dow Corning Corp., Contingent Distribution	United States	100,000	—
Linde AG	Germany	185,514	32,446,717

			32,446,717

Commercial Banks 3.3%
[a,b] Bond Street Holdings LLC, A, 144A	United States	493,723	9,619,378
[a]CIT Group Inc.	United States	673,253	26,014,496
[b]First Southern Bancorp Inc.	United States	140,952	721,392
[a]Guaranty Bancorp	United States	1,047,916	2,043,436
KB Financial Group Inc.	South Korea	410,501	14,627,118
PNC Financial Services Group Inc.	United States	1,206,969	70,378,363
State Bank Financial Corp.	United States	352,200	5,592,936
Wells Fargo & Co.	United States	774,140	26,460,105

			155,457,224

Communications Equipment 1.5%
Cisco Systems Inc.	United States	2,924,260	57,461,709
[a,f] Research In Motion Ltd.	Canada	970,353	11,527,794

			68,989,503

Computers & Peripherals 0.6%
Hewlett-Packard Co.	United States	1,962,600	27,967,050

Consumer Finance 0.0%†
[a]Comdisco Holding Co. Inc.	United States	180	898

Diversified Financial Services 3.1%
Citigroup Inc.	United States	1,230,189	48,666,277
[a]ING Groep NV	Netherlands	3,729,845	35,416,588
JPMorgan Chase & Co.	United States	777,390	34,181,838
NYSE Euronext	United States	802,820	25,320,943

			143,585,646

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.0%†
[a,d,e] Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	$—
[a,d,e] Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	186,307

			186,307

Electric Utilities 1.0%
[a,b] AET&D Holdings No. 1 Pty. Ltd.	Australia	4,709,226	—
Entergy Corp.	United States	291,000	18,551,250
Exelon Corp.	United States	1,008,329	29,987,704

			48,538,954

Electronic Equipment, Instruments & Components 1.0%
TE Connectivity Ltd.	United States	1,213,572	45,047,793

Energy Equipment & Services 2.3%
Baker Hughes Inc.	United States	1,146,768	46,834,005
Ensco PLC, A	United States	364,874	21,629,731
Transocean Ltd.	United States	922,517	41,190,384

			109,654,120

Food & Staples Retailing 4.8%
CVS Caremark Corp.	United States	2,060,303	99,615,650
The Kroger Co.	United States	2,331,072	60,654,493
Wal-Mart Stores Inc.	United States	340,432	23,227,675
Walgreen Co.	United States	1,144,345	42,352,209

			225,850,027

Food Products 2.4%
General Mills Inc.	United States	1,076,844	43,515,266
Kraft Foods Group Inc.	United States	396,253	18,017,624
Mondelez International Inc., A	United States	2,000,888	50,962,617

			112,495,507

Health Care Equipment & Supplies 2.4%
[a]Boston Scientific Corp.	United States	4,849,690	27,788,724
Medtronic Inc.	United States	1,625,122	66,662,504
Stryker Corp.	United States	298,778	16,379,010

			110,830,238

Health Care Providers & Services 2.3%
Cigna Corp.	United States	1,210,344	64,704,990
Community Health Systems Inc.	United States	401,946	12,355,820
WellPoint Inc.	United States	533,668	32,511,055

			109,571,865

Independent Power Producers & Energy Traders 0.8%
NRG Energy Inc.	United States	1,578,940	36,299,831

Insurance 7.2%
ACE Ltd.	United States	826,915	65,987,817
[a]Alleghany Corp.	United States	137,948	46,270,518
[a]American International Group Inc.	United States	2,406,026	84,932,718
CNO Financial Group Inc.	United States	784,849	7,322,641
MetLife Inc.	United States	1,253,183	41,279,848
[a,b] Olympus Re Holdings Ltd.	United States	16,280	—
White Mountains Insurance Group Ltd.	United States	114,635	59,037,025

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Insurance (continued)
Zurich Insurance Group AG	Switzerland	120,520	$32,047,379

			336,877,946

Internet Software & Services 0.8%
[a]Google Inc., A	United States	54,440	38,618,103

Machinery 1.4%
[a]Federal Signal Corp.	United States	757,221	5,762,452
[a]Oshkosh Corp.	United States	893,790	26,500,873
Stanley Black & Decker Inc.	United States	431,344	31,906,516

			64,169,841

Marine 1.1%
A.P. Moller - Maersk AS, B	Denmark	6,986	52,640,129

Media 7.7%
British Sky Broadcasting Group PLC	United Kingdom	3,655,724	46,092,989
CBS Corp., B	United States	1,364,521	51,920,024
Comcast Corp., Special A	United States	278,448	10,010,206
News Corp., B	United States	2,989,599	78,447,078
Reed Elsevier PLC	United Kingdom	5,958,430	62,879,259
Time Warner Cable Inc.	United States	936,148	90,984,224
[a,b] Tribune Co., A	United States	303,318	12,914,371
[a,b] Tribune Co., B	United States	185,976	7,918,300

			361,166,451

Metals & Mining 0.7%
ThyssenKrupp AG	Germany	1,353,984	31,962,537

Multi-Utilities 0.5%
GDF Suez	France	1,153,081	23,742,615

Multiline Retail 0.7%
Kohl’s Corp.	United States	734,130	31,552,907

Office Electronics 0.9%
Xerox Corp.	United States	6,583,414	44,898,883

Oil, Gas & Consumable Fuels 9.8%
Apache Corp.	United States	692,890	54,391,865
BP PLC	United Kingdom	5,472,712	38,061,910
CONSOL Energy Inc.	United States	1,558,530	50,028,813
Marathon Oil Corp.	United States	2,778,758	85,196,720
Marathon Petroleum Corp.	United States	144,179	9,083,277
Murphy Oil Corp.	United States	582,680	34,698,594
Nexen Inc.	Canada	1,880,647	50,664,630
[a]Plains Exploration & Production Co.	United States	1,013,070	47,553,506
Royal Dutch Shell PLC, A	United Kingdom	2,402,908	82,686,570
[a]WPX Energy Inc.	United States	378,074	5,625,741

			457,991,626

Paper & Forest Products 2.8%
Domtar Corp.	United States	194,469	16,242,051
International Paper Co.	United States	1,923,766	76,642,838
MeadWestvaco Corp.	United States	1,211,429	38,608,242

			131,493,131

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund	Country	Shares	Value
Common Stocks and Other Equity Interests (continued)
Personal Products 0.6%
Avon Products Inc.	United States	1,851,105	$26,581,868

Pharmaceuticals 5.4%
Eli Lilly & Co.	United States	402,228	19,837,885
[a]Hospira Inc.	United States	587,508	18,353,750
Merck & Co. Inc.	United States	3,205,868	131,248,236
Pfizer Inc.	United States	2,251,654	56,471,482
Teva Pharmaceutical Industries Ltd., ADR	Israel	683,800	25,533,092

			251,444,445

Real Estate Investment Trusts (REITs) 0.3%
Alexander’s Inc.	United States	40,126	13,273,681

Real Estate Management & Development 0.5%
[e]Canary Wharf Group PLC	United Kingdom	1,535,898	5,824,204
[a]Forestar Group Inc.	United States	261,053	4,524,048
[a,b] Realogy Holdings Corp.	United States	349,814	13,944,286

			24,292,538

Software 3.1%
Microsoft Corp.	United States	3,574,577	95,548,443
Nintendo Co. Ltd.	Japan	100,823	10,750,715
[a]Symantec Corp.	United States	2,138,590	40,226,878

			146,526,036

Textiles, Apparel & Luxury Goods 0.0%†
Compagnie Financiere Richemont SA	Switzerland	19,392	1,512,633

Tobacco 6.4%
Altria Group Inc.	United States	1,455,038	45,717,294
British American Tobacco PLC	United Kingdom	1,919,527	97,588,658
Imperial Tobacco Group PLC	United Kingdom	2,089,977	81,024,919
Lorillard Inc.	United States	396,031	46,204,937
Philip Morris International Inc.	United States	344,790	28,838,236

			299,374,044

Wireless Telecommunication Services 1.7%
Vodafone Group PLC	United Kingdom	31,622,627	79,616,602

Total Common Stocks and Other Equity Interests (Cost $3,419,618,605)			3,961,846,590

Convertible Preferred Stocks (Cost $241,000) 0.0%†
Commercial Banks 0.0%†
[b]First Southern Bancorp Inc., cvt. pfd., C	United States	241	457,541

		Principal Amount*
Corporate Bonds, Notes and Senior Floating Rate Interests 5.0%
Clear Channel Communications Inc.,
[g]first lien, senior secured note, 144A, 9.00%, 12/15/19	United States	26,449,000	24,333,080
[h]senior note, PIK, 11.00%, 8/01/16	United States	12,556,000	9,573,950
[i,j] Tranche B Term Loan, 3.862%, 1/29/16	United States	31,315,340	26,030,876
[i,j] Tranche C Term Loan, 3.862%, 1/29/16	United States	5,228,509	4,213,305
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc.,
second lien, 11.00%, 10/01/21	United States	5,374,000	5,830,790
[g]secured note, 144A, 11.75%, 3/01/22	United States	16,114,000	17,967,110

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund	Country	Principal Amount*		Value
Corporate Bonds, Notes and Senior Floating Rate Interests (continued)
[i] Hilton Worldwide Inc., FRN,
Mezzanine D Loan, 3.959%, 11/12/15	United States	1,708,718		$1,629,690
Mezzanine E Loan, 4.209%, 11/12/15	United States	2,190,638		2,098,905
Mezzanine F Loan, 4.459%, 11/12/15	United States	5,477,095		5,203,241
Mezzanine G Loan, 4.709%, 11/12/15	United States	9,858,372		9,266,869
[i,j] iStar Financial Inc.,
New Tranche A-1 Term Loan, 5.25%, 3/19/16	United States	483,148		490,395
New Tranche A-2 Term Loan, 7.00%, 3/19/17	United States	3,511,000		3,682,161
Term Loan B, 5.75%, 10/15/17	United States	6,540,688		6,622,368
Realogy Corp.,
[i,j,k] Extended Revolver, 7.211%, 4/10/16	United States	2,438,149		2,334,528
senior note, 11.50%, 4/15/17	United States	3,654,000		3,973,725
[g]senior secured note, 144A, 7.875%, 2/15/19	United States	4,388,000		4,804,860
[g]senior secured note, 144A, 9.00%, 1/15/20	United States	1,956,000		2,259,180
[i,j] Texas Competitive Electric Holdings Co. LLC, Extended Term Loan, 4.713%, 10/10/17	United States	90,618,405		61,021,800
Texas Competitive Electric Holdings Co. LLC/Texas Competitive Electric Holdings Finance Inc., senior note, A, 10.25%, 11/01/15	United States	9,820,000		2,921,450
[g]senior secured note, 144A, 11.50%, 10/01/20	United States	39,308,000		30,955,050
[g] Wind Acquisition Finance SA,
first lien, 144A, 7.375%, 2/15/18	Italy	1,396,000	EUR	1,852,524
senior note, 144A, 7.25%, 2/15/18	Italy	1,395,000		1,408,950
senior secured note, 144A, 11.75%, 7/15/17	Italy	1,256,000		1,321,940
senior secured note, 144A, 7.375%, 2/15/18	Italy	1,441,000	EUR	1,912,240
third lien, 144A, 11.75%, 7/15/17	Italy	2,930,000	EUR	4,069,415

Total Corporate Bonds, Notes and Senior Floating Rate Interests (Cost $253,290,846)				235,778,402

Corporate Notes in Reorganization 0.7%
[g,l] American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	28,305,000		30,640,162
[b,l] Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	United States	2,143		—

Total Corporate Notes in Reorganization (Cost $28,712,252)				30,640,162

		Shares
Companies in Liquidation 0.0%†
[a]Adelphia Recovery Trust	United States	29,283,354		29,283
[a,d] Adelphia Recovery Trust, Arahova Contingent Value Vehicle, Contingent Distribution	United States	1,955,453		58,664
[a,b,c,m]CB FIM Coinvestors LLC	United States	6,400,507		—
[a,d,e] Century Communications Corp., Contingent Distribution	United States	5,487,000		—
[a,b] FIM Coinvestor Holdings I, LLC	United States	8,006,950		—
[a,d,e]Tribune Litigation Trust, Contingent Distribution	United States	393,761		—
[a,d,e] Tropicana Litigation Trust, Contingent Distribution	United States	18,305,000		—

		Principal Amount*
[e,l] Peregrine Investments Holdings Ltd., 1/15/98	Hong Kong	5,000,000	JPY	—
[e,l] PIV Investment Finance (Cayman) Ltd., 12/01/00	Hong Kong	12,200,000		—

Total Companies in Liquidation (Cost $2,565,193)				87,947

Asset-Backed Securities 0.1%
Airlines 0.1%
American Airlines Inc., first lien, 13.00%, 8/01/16	United States	459,982		487,581

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund	Country	Principal Amount*	Value
Asset-Backed Securities (continued)
Airlines (continued)
American Airlines Pass Through Trust,
2009-1A, 10.375%, 7/02/19	United States	748,892	$783,060
2011-2A, 8.625%, 4/15/23	United States	3,113,716	3,236,318

Total Asset-Backed Securities (Cost $4,541,901)			4,506,959

Total Investments before Short Term Investments (Cost $3,708,969,797)			4,233,317,601

Short Term Investments 9.4%
U.S. Government and Agency Securities 9.1%
[n]FHLB, 1/02/13	United States	2,900,000	2,900,000
[n] U.S. Treasury Bills,
[o]1/03/13	United States	62,000,000	61,999,938
1/17/13	United States	47,000,000	46,999,624
3/14/13	United States	60,000,000	59,995,260
[o]1/10/13 - 6/27/13	United States	255,600,000	255,561,488

Total U.S. Government and Agency Securities (Cost $427,404,900)			427,456,310

Total Investments before Money Market Funds (Cost $4,136,374,697)			4,660,773,911

		Shares
[p]Investments from Cash Collateral Received for Loaned Securities (Cost $13,617,180) 0.3%
Money Market Funds 0.3%
[q]BNY Mellon Overnight Government Fund, 0.191%	United States	13,617,180	13,617,180

Total Investments (Cost $4,149,991,877) 99.8%			4,674,391,091
Other Assets, less Liabilities 0.2%			9,769,525

Net Assets 100.0%			$4,684,160,616

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bSee Note 8 regarding restricted securities.

cAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

dContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the aggregate value of these securities was $6,010,511, representing 0.12% of net assets.

fA portion or all of the security is on loan at December 31, 2012. See Note 1(e).

gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $121,524,511, representing 2.59% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jSee Note 1(f) regarding senior floating rate interests.

kSee Note 9 regarding unfunded loan commitments.

lSee Note 7 regarding credit risk and defaulted securities.

mSee Note 11 regarding holdings of 5% voting securities.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been pledged as collateral for open futures and forward contracts. At December 31, 2012, the aggregate value of these securities and/or cash pledged as collateral was $11,676,583, representing 0.25% of net assets.

pSee Note 1(e) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund

At December 31, 2012, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation	Unrealized Depreciation
Currency Contracts
EUR/USD	Short	464	$76,606,400	3/18/13	$—	$(1,288,289)
GBP/USD	Short	797	80,895,500	3/18/13	—	(780,675)

Net unrealized appreciation (depreciation)						$(2,068,964)

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	SCBT	Sell	20,924,531	$25,698,947	1/17/13	$—	$(1,917,333)
Euro	HSBC	Sell	14,185,218	17,427,630	1/17/13	—	(1,294,077)
Euro	FBCO	Sell	8,808,718	10,878,591	1/17/13	—	(747,191)
Euro	BOFA	Sell	6,421,495	7,920,704	1/17/13	—	(554,410)
Euro	DBAB	Sell	2,334,771	2,886,816	1/17/13	—	(194,624)
Euro	BZWS	Sell	863,789	1,070,334	1/17/13	—	(69,698)
Euro	HAND	Sell	437,059	541,204	1/17/13	—	(35,629)
Euro	DBAB	Buy	2,192,223	2,900,055	1/17/13	—	(6,750)
Euro	SCBT	Buy	553,397	731,596	1/17/13	—	(1,221)
Euro	HSBC	Buy	1,393,135	1,797,032	1/17/13	41,633	—
Euro	BOFA	Buy	3,040,035	3,928,679	1/17/13	83,571	—
Euro	BZWS	Buy	3,591,687	4,655,579	1/17/13	84,744	—
Euro	FBCO	Buy	844,885	1,087,933	1/17/13	27,150	—
Euro	DBAB	Buy	480,897	633,639	1/17/13	1,051	—
British Pound	BOFA	Sell	22,739,689	36,758,707	1/22/13	—	(190,880)
British Pound	SCBT	Sell	19,491,161	31,497,716	1/22/13	—	(173,357)
British Pound	DBAB	Sell	11,028,532	17,816,593	1/22/13	—	(103,603)
British Pound	DBAB	Buy	949,346	1,539,864	1/22/13	3,099	—
British Pound	FBCO	Buy	525,372	848,959	1/22/13	4,715	—
British Pound	BZWS	Buy	817,016	1,319,826	1/22/13	7,738	—
British Pound	HAND	Buy	878,765	1,427,229	1/22/13	1,053	—
Swiss Franc	BOFA	Sell	395,574	409,010	2/11/13	—	(23,505)
Swiss Franc	BZWS	Sell	338,326	347,859	2/11/13	—	(22,062)
Swiss Franc	FBCO	Sell	42,560	45,835	2/11/13	—	(699)
Swiss Franc	DBAB	Sell	10,128	10,746	2/11/13	—	(327)
Swiss Franc	HSBC	Sell	17,163	18,562	2/11/13	—	(204)
Swiss Franc	FBCO	Buy	178,105	190,747	2/11/13	3,991	—
British Pound	HAND	Sell	37,985,680	59,580,539	2/19/13	—	(2,136,916)
British Pound	HSBC	Sell	22,259,119	34,891,169	2/19/13	—	(1,274,464)
British Pound	BOFA	Sell	499,559	802,692	2/19/13	—	(8,970)
British Pound	DBAB	Sell	233,435	377,268	2/19/13	—	(2,007)
British Pound	SCBT	Buy	2,682,053	4,354,930	2/19/13	2,751	—
British Pound	DBAB	Buy	240,000	387,288	2/19/13	2,653	—
Euro	BOFA	Sell	25,224,193	31,738,808	2/28/13	—	(1,564,260)
Euro	HAND	Sell	24,768,105	31,145,834	2/28/13	—	(1,555,070)
Euro	HSBC	Sell	6,225,556	8,026,510	2/28/13	—	(192,984)
Euro	DBAB	Sell	2,934,574	3,732,212	2/28/13	—	(142,256)
Euro	FBCO	Sell	2,502,222	3,198,682	2/28/13	—	(104,959)
Euro	SCBT	Sell	762,710	986,467	2/28/13	—	(20,526)
Euro	BZWS	Sell	778,878	1,022,958	2/28/13	—	(5,381)

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Mutual Shares Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BOFA	Buy	1,215,873	$1,561,740	2/28/13	$43,556	$—
Euro	FBCO	Buy	313,388	402,409	2/28/13	11,352	—
Euro	FBCO	Sell	2,421,650	3,132,795	4/16/13	—	(65,895)
Euro	BOFA	Sell	1,860,623	2,410,056	4/16/13	—	(47,590)
Euro	DBAB	Sell	1,395,659	1,801,307	4/16/13	—	(42,181)
Euro	HAND	Sell	174,254	226,204	4/16/13	—	(3,964)
British Pound	BZWS	Sell	28,909,121	45,937,880	4/19/13	—	(1,022,277)
British Pound	BOFA	Sell	3,540,197	5,675,883	4/19/13	—	(74,835)
British Pound	DBAB	Sell	3,124,412	5,052,371	4/19/13	—	(22,944)
British Pound	SCBT	Sell	845,242	1,359,872	4/19/13	—	(13,145)
British Pound	FBCO	Sell	465,990	747,080	4/19/13	—	(9,877)
Japanese Yen	BOFA	Buy	72,088,420	876,407	4/22/13	—	(44,695)
Japanese Yen	DBAB	Buy	34,693,400	427,497	4/22/13	—	(27,226)
Japanese Yen	HSBC	Buy	18,148,140	228,023	4/22/13	—	(18,641)
Japanese Yen	FBCO	Buy	16,131,705	195,769	4/22/13	—	(9,652)
Japanese Yen	HSBC	Sell	573,682,865	7,238,195	4/22/13	619,397	—
Japanese Yen	DBAB	Sell	29,600,000	344,070	4/22/13	2,563	—
British Pound	FBCO	Sell	27,190,870	43,206,293	5/21/13	—	(957,380)

Unrealized appreciation (depreciation)						941,017	(14,703,665)

Net unrealized appreciation (depreciation)							$(13,762,648)

See Abbreviations on page MS-35.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,149,991,877

Value - Unaffiliated issuers (includes securities loaned in the amount of $11,527,794)	$4,674,391,091
Cash	21,541,267
Foreign currency, at value (cost $6,449,058)	6,444,689
Receivables:
Investment securities sold	6,959,473
Capital shares sold	1,336,987
Dividends and interest	12,188,617
Due from brokers	104,813
Unrealized appreciation on forward exchange contracts	941,017
Other assets	121

Total assets	4,723,908,075

Liabilities:
Payables:
Investment securities purchased	822,330
Capital shares redeemed	4,268,457
Affiliates	4,492,015
Variation margin	429,688
Payable upon return of securities loaned	13,617,180
Unrealized depreciation on forward exchange contracts	14,703,665
Unrealized depreciation on unfunded loan commitments (Note 9)	153,770
Accrued expenses and other liabilities	1,260,354

Total liabilities	39,747,459

Net assets, at value	$4,684,160,616

Net assets consist of:
Paid-in capital	$4,418,942,293
Undistributed net investment income	101,815,540
Net unrealized appreciation (depreciation)	508,449,991
Accumulated net realized gain (loss)	(345,047,208)

Net assets, at value	$4,684,160,616

Class 1:
Net assets, at value	$449,342,766

Shares outstanding	25,756,120

Net asset value and maximum offering price per share	$17.45

Class 2:
Net assets, at value	$4,069,803,075

Shares outstanding	236,271,652

Net asset value and maximum offering price per share	$17.23

Class 4:
Net assets, at value	$165,014,775

Shares outstanding	9,534,581

Net asset value and maximum offering price per share	$17.31

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Mutual Shares Securities Fund
Investment income:
Dividends	$118,069,276
Interest	28,546,642
Income from securities loaned	1,028,452

Total investment income	147,644,370

Expenses:
Management fees (Note 3a)	31,881,220
Administrative fees (Note 3b)	4,575,893
Distribution fees: (Note 3c)
Class 2	10,078,938
Class 4	578,835
Unaffiliated transfer agent fees	1,319
Custodian fees (Note 4)	212,249
Reports to shareholders	832,436
Professional fees	315,693
Trustees’ fees and expenses	21,649
Other	137,372

Total expenses	48,635,604

Net investment income	99,008,766

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from redemption in-kind of $139,199,450)	386,487,560
Written options	1,055,030
Foreign currency transactions	24,232,250
Futures contracts	(2,755,265)
Securities sold short	(10,186,095)

Net realized gain (loss)	398,833,480

Net change in unrealized appreciation (depreciation) on:
Investments	284,681,537
Translation of other assets and liabilities denominated in foreign currencies	(45,112,294)

Net change in unrealized appreciation (depreciation)	239,569,243

Net realized and unrealized gain (loss)	638,402,723

Net increase (decrease) in net assets resulting from operations	$737,411,489

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$99,008,766	$116,919,415
Net realized gain (loss) from investments, written options, foreign currency transactions, futures contracts and securities sold short	398,833,480	(69,197,475)
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	239,569,243	(151,843,785)

Net increase (decrease) in net assets resulting from operations	737,411,489	(104,121,845)

Distributions to shareholders from:
Net investment income:
Class 1	(33,342,789)	(32,920,483)
Class 2	(82,893,175)	(95,354,646)
Class 4	(3,198,551)	(3,732,632)

Total distributions to shareholders	(119,434,515)	(132,007,761)

Capital share transactions: (Note 2)
Class 1	(865,246,582)	(34,519,147)
Class 2	(298,991,452)	(141,255,692)
Class 4	(15,628,562)	339,468

Total capital share transactions	(1,179,866,596)	(175,435,371)

Net increase (decrease) in net assets	(561,889,622)	(411,564,977)
Net assets:
Beginning of year	5,246,050,238	5,657,615,215

End of year	$4,684,160,616	$5,246,050,238

Undistributed net investment income included in net assets:
End of year	$101,815,540	$98,882,928

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Mutual Shares Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivatives trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Derivative Financial Instruments (continued)

expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $10,032,122 and the aggregate value of collateral pledged for such contracts was $8,920,770.

The Fund entered into exchange traded financial futures contracts primarily to manage exposure to certain foreign currencies. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the asset underlying the futures contract. Such variation margin is accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized.

The Fund entered into OTC forward exchange contracts primarily to manage exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund purchased or wrote exchange traded option contracts primarily to manage exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss. Pursuant to the terms of the written option contract, cash or securities may be required to be deposited as collateral.

See Notes 6 and 10 regarding investment transactions and other derivative information, respectively.

d. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and/or securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay fees for borrowing the securities sold short and is required to pay the counterparty any dividends or interest due on securities sold short. Such dividends or interest and any security borrowing fees are recorded as an expense to the Fund.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

f. Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	30,409,042	$503,225,918	42,708,405	$674,448,160
Shares issued in reinvestment of distributions	1,941,921	33,342,789	2,247,132	32,920,483
Shares redeemed in-kind (Note 13)	(52,704,789)	(918,607,583)	—	—
Shares redeemed	(29,093,625)	(483,207,706)	(50,368,429)	(741,887,790)

Net increase (decrease)	(49,447,451)	$(865,246,582)	(5,412,892)	$(34,519,147)

Class 2 Shares:
Shares sold	18,569,762	$304,904,655	25,072,748	$394,507,314
Shares issued in reinvestment of distributions	4,887,569	82,893,175	6,585,266	95,354,646
Shares redeemed	(41,692,641)	(686,789,282)	(39,735,152)	(631,117,652)

Net increase (decrease)	(18,235,310)	$(298,991,452)	(8,077,138)	$(141,255,692)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2012		2011
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	310,070	$5,137,019	534,093	$8,261,151
Shares issued on reinvestment of distributions	187,598	3,198,551	256,538	3,732,632
Shares redeemed	(1,453,214)	(23,964,132)	(736,961)	(11,654,315)

Net increase (decrease)	(955,546)	$(15,628,562)	53,670	$339,468

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2012, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 6.74% of the Fund’s outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $326,538,425 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $190,846,290 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$119,434,515	$132,007,761

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$4,188,657,256

Unrealized appreciation	$774,799,628
Unrealized depreciation	(289,065,793)

Net unrealized appreciation (depreciation)	$485,733,835

Distributable earnings - undistributed ordinary income	$106,140,526

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions and gains realized on in-kind shareholder redemptions.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $1,640,056,134 and $1,960,398,668, respectively. Sales of investments excludes redemptions in-kind of $918,607,583.

Transactions in options written during the year ended December 31, 2012, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2011	122	$247,051
Options written	5,546	996,243
Options expired	(1,574)	(255,587)
Options exercised	—	—
Options closed	(4,094)	(987,707)

Options outstanding at December 31, 2012	—	$—

See Notes 1(c) and 10 regarding derivative financial instruments and other derivative information, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those of distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest.

At December 31, 2012, the aggregate value of distressed company securities for which interest recognition has been discontinued was $30,640,162, representing 0.65% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

8. RESTRICTED SECURITIES (continued)

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Principal Amount/ Shares	Issuer	Acquisition Dates	Cost	Value
4,709,226	AET&D Holdings No. 1 Pty. Ltd.	10/13/10	$—	$—
493,723	Bond Street Holdings LLC, A, 144A	11/04/09 - 9/19/11	10,060,509	9,619,378
2,143	Broadband Ventures III LLC, secured promissory note, 5.00%, 2/01/12	7/01/10 - 11/30/12	2,143	—
6,400,507	CB FIM Coinvestors LLC	1/15/09 - 6/02/09	—	—
8,006,950	FIM Coinvestor Holdings I, LLC	11/20/06 - 6/02/09	—	—
140,952	First Southern Bancorp Inc.	1/27/10 - 7/07/10	2,974,087	721,392
241	First Southern Bancorp Inc., cvt. pfd., C	1/27/10 - 7/07/10	241,000	457,541
1,730,515	International Automotive Components Group Brazil LLC	4/13/06 - 12/26/08	1,149,241	271,812
11,387,027	International Automotive Components Group North America, LLC	1/12/06 - 10/10/07	11,193,197	5,822,073
16,280	Olympus Re Holdings Ltd.	12/19/01	1,529,085	—
349,814	[a]Realogy Holdings Corp.	10/12/12	11,893,676	13,944,286
303,318	[b]Tribune Co., A	7/18/11 - 6/07/12	12,914,371	12,914,371
185,976	[b]Tribune Co., B	7/18/11 - 6/07/12	7,918,300	7,918,300

	Total Restricted Securities (Value is 1.10% of Net Assets)		$59,875,609	$51,669,153

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $13,372,293 as of December 31, 2012.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $— as of December 31, 2012.

9. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2012, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Realogy Corp., Extended Revolver, 7.211%, 4/10/16	$5,595,214

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts	$941,017	Unrealized depreciation on forward exchange contracts / Net assets consist of – net unrealized appreciation (depreciation)	$16,772,629[a]

aIncludes cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only current day’s variation margin is separately reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions and futures contracts/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	$22,041,276	$(45,205,859)
Equity contracts	Net realized gain (loss) from written options/Net change in unrealized appreciation (depreciation) on investments	1,055,030	96,989

For the year ended December 31, 2012, the average month end market value of derivatives represented 0.35% of average month end net assets. The average month end number of open derivative contracts for the year was 117.

See Notes 1(c) and 6 regarding derivative financial instruments and investment transactions, respectively.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
CB FIM Coinvestors LLC	6,400,507	—	—	6,400,507	$—		$—	$—
GLCP Harrah’s Investment LP	5,565,600	—	5,565,600	—	—	[a]	—	—

Total Affiliated Securities (Value is 0.00% of Net Assets)					$—		$—	$—

aAs of December 31, 2012, no longer held.

12. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

13. REDEMPTION IN-KIND

During the year ended December 31, 2012, the Fund realized $139,199,450 of net gains resulting from a redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

14. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $672,841,183 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Assets:
Investments in Securities
Equity Investments:[a]
Auto Components	$—	$—	$6,093,885		$6,093,885
Beverages	70,632,794	50,571,103	—		121,203,897
Chemicals	—	32,446,717	—	[b]	32,446,717
Commercial Banks	145,116,454	—	10,798,311		155,914,765
Diversified Financial Services	108,169,058	35,416,588	—		143,585,646
Diversified Telecommunication Services	—	—	186,307	[b]	186,307
Media	231,361,532	129,804,919	—		361,166,451
Metals & Mining	—	31,962,537	—		31,962,537
Multi-Utilities	—	23,742,615	—		23,742,615
Oil, Gas & Consumable Fuels	337,243,146	120,748,480	—		457,991,626
Real Estate Management & Development	4,524,048	—	19,768,490		24,292,538
Software	135,775,321	10,750,715	—		146,526,036
Tobacco	120,760,467	178,613,577	—		299,374,044
Wireless Telecommunication Services	—	79,616,602	—		79,616,602
Other Equity Investments[c]	2,078,200,465	—	—	[b]	2,078,200,465
Corporate Bonds, Notes and Senior Floating Rate Interests	—	235,778,402	—		235,778,402
Corporate Notes in Reorganization	—	30,640,162	—	[b]	30,640,162
Companies in Liquidation	—	87,947	—	[b]	87,947
Asset-Backed Securities	—	4,506,959	—		4,506,959
Short Term Investments	424,556,310	16,517,180	—		441,073,490

Total Investments in Securities	$3,656,339,595	$981,204,503	$36,846,993		$4,674,391,091

Forward Exchange Contracts	$—	$941,017	$—		$941,017
Liabilities:
Forward Exchange Contracts	—	14,703,665	—		14,703,665
Futures Contracts	2,068,964	—	—		2,068,964
Unfunded Loan Commitments	—	153,770	—		153,770

aIncludes common and convertible preferred stocks as well as other equity investments.

bIncludes securities determined to have no value at December 31, 2012.

cFor detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BOFA - Bank of America Corp.	EUR - Euro	ADR - American Depositary Receipt
BZWS - Barclays Bank PLC	GBP - British Pound	FHLB - Federal Home Loan Bank
DBAB - Deutsche Bank AG	JPY - Japanese Yen	FRN - Floating Rate Note
FBCO - Credit Suisse Group AG	USD - United States Dollar	PIK - Payment-In-Kind
HAND - Svenska Handelsbanken
HSBC - HSBC Bank USA, N.A.
SCBT - Standard Chartered Bank

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Mutual Shares Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 63.35% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+13.40%	-1.54%	+14.17%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of MSCI Emerging Markets (EM) Index and the Standard & Poor’s®/International Finance Corporation Investable (S&P®/IFCI) Composite Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. In comparison, the MSCI EM Index posted a total return of +18.63%, and the S&P/IFCI Composite Index produced a total return of +18.89% for the same period.1 Please note index performance numbers are for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global equity markets started 2012 strongly as investor optimism about global economic growth toward the end of 2011 carried over into early 2012. However, market exuberance faded after February as global economic indicators, particularly China’s, weakened and concerns rose again about Europe’s ongoing sovereign debt crisis, leading to a sharp sell-off in May and early June that erased the gains from the earlier part of the year.

Equity prices globally rebounded beginning in June, with investors responding initially to significant monetary and fiscal stimulus from countries globally, and later, to evidence that stimulus measures were beginning to gain traction. Along with their developed market counterparts, emerging market countries such as China, India, Brazil and South Korea announced fiscal stimulus and monetary easing measures. Brazil unveiled a 133 billion real (approximately $66 billion) economic stimulus package in August, and the South Korean government followed its June fiscal stimulus package with another 5.9 trillion won (approximately $5.2 billion) package in September. In addition to adopting an expansionary monetary policy, China announced a 1 trillion yuan (approximately $158 billion) fiscal stimulus plan in September. In India, the government’s unexpected announcement of a series of reforms boosted investor confidence.

The effects of monetary easing programs implemented by governments globally were evident in the second half of 2012 as financial markets

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Value securities may not increase in price as anticipated or may decline further in value. Risks associated with foreign investing include currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund may focus on particular sectors of the market from time to time, which can carry greater risks of adverse developments in such sectors. Smaller or midsized companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund is designed for the aggressive portion of a well-diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

remained awash with liquidity. Net inflows into emerging market stock funds in 2012 offset 2011’s net outflows, with most inflows recorded in the second half of 2012.

Emerging market stocks recorded strong gains over the course of 2012, with all regions posting positive returns. For the 12 months ended December 31, 2012, the MSCI EM Index generated a total return of +18.63%, outperforming major developed markets such as the U.S., the U.K. and Japan, as well as recouping 2011 losses. Asian markets were among the top performers as strong economic growth, robust consumption and substantial investment inflows supported equity prices.

Investment Strategy

We employ a fundamental research, value-oriented, long-term investment approach. We focus on the market price of a company’s securities relative to our evaluation of its long-term earnings, asset value and cash flow potential. We also consider a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment. We invest in securities without regard to benchmark comparisons.

Manager’s Discussion

During the 12 months under review, major contributors to the Fund’s absolute performance included Brazil-based AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; Kasikornbank, a leading commercial bank in Thailand; and LUKOIL Holdings, Russia’s largest oil company. AmBev’s strong market position has allowed the company to achieve robust returns and build market share as consumers become wealthier and more discerning. The company’s strong operations, high profit margins and popular brands make it an attractive investment in our view. Delays to beer tax increases and indications that AmBev’s product price increases and higher margin product mix were protecting earnings drove the company’s share price higher in the latter part of the reporting period. We believe Kasikornbank is well positioned to benefit from Thailand’s potentially strong economic growth as the country continues to recover from the 2011 floods and the government’s fiscal stimulus measures, including minimum wage increases, work through the economy. Investor sentiment further improved as signs that European banks’ deleveraging in Thailand has been working to the advantage of local lenders during the recovery phase. LUKOIL’s strong earnings results in the third quarter of 2012 and plans for a multibillion dollar share buyback and higher dividends in the longer term supported the company’s share price. We maintained a positive view on the company because of its huge oil reserves, long-term uptrend in oil prices, low debt levels and valuations we considered to be attractive.

In contrast, key detractors from absolute performance included Itau Unibanco Holding, one of Brazil’s largest financial conglomerates; Yantai Changyu Pioneer Wine, a leading wine manufacturer in China; and TNK-BP Holding, one of Russia’s largest vertically integrated oil and gas companies. Itau Unibanco’s share price weakened as the Central Bank of Brazil’s interest rate cuts throughout most of 2012 threatened to affect the bank’s margins. In our view, cost-cutting initiatives undertaken by the bank could help offset lower spreads in the future. In the long term, we believe the bank could benefit from its strong market position as the Brazilian economy grows and consumer wealth increases. Concerns of fierce competition from existing and emerging domestic wineries, as well as foreign wineries, and the availability of opportunities we considered more attractive within the Fund’s investment universe led us to divest our investment in Yantai Changyu Pioneer Wine. Although TNK-BP improved its earnings in the third quarter, its share price was pressured by the market’s focus on the uncertainties associated with the sale of TNK-BP to Rosneft.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2012, the U.S. dollar rose in value relative to many currencies in which the Fund’s investments were traded. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past 12 months, our continued search for investments we considered to be attractive led us to increase the Fund’s holdings in Hong Kong, South Korea and China via Hong Kong-listed China H and Red

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
AmBev (Companhia de Bebidas das Americas)	10.0%
Beverages, Brazil
PT Astra International Tbk	6.3%
Automobiles, Indonesia
Souza Cruz SA	5.2%
Tobacco, Brazil
Tata Consultancy Services Ltd.	5.1%
IT Services, India
LUKOIL Holdings, ADR	3.9%
Oil, Gas & Consumable Fuels, Russia
Kasikornbank PCL, fgn.	3.5%
Commercial Banks, Thailand
PetroChina Co. Ltd., H	3.5%
Oil, Gas & Consumable Fuels, China
Antofagasta PLC	3.1%
Metals & Mining, Chile
Samsung Electronics Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, South Korea
CNOOC Ltd.	2.7%
Oil, Gas & Consumable Fuels, China

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Chip shares and to initiate investments in Colombia.2 We also added to the Fund’s investments in faster growing frontier markets by initiating positions in Saudi Arabia, Turkmenistan and Kenya and by increasing the Fund’s holdings in Nigeria and Qatar as we identified stocks with fundamentals we considered to be attractive. We increased the Fund’s investments in wireless telecommunication services, specialty and catalog retail, casinos and gaming, and electronic products companies. Key purchases included new positions in China Mobile, the country’s leading mobile services provider, and Dragon Oil, an independent oil company operating oilfields in the Caspian Sea off the shores of Turkmenistan, as well as an additional investment in Yanzhou Coal Mining, one of China’s largest coal producers.

Conversely, we reduced the Fund’s investments in India, Brazil and Russia and eliminated our position in Taiwan to focus on stocks we considered to be more attractively valued within our investment universe. We reduced the Fund’s holdings largely in diversified metals and mining, food retailing, oil and gas, and diversified banking companies. Key sales included elimination of our position in President Chain Store, the operator of 7-Eleven stores in Taiwan, as well as reductions of our investments in Brazil-based Vale, the world’s largest iron ore producer and exporter, and Bank Central Asia, a major Indonesian bank.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/12

% of Total Net Assets
Brazil	19.8%
China	13.3%
Russia	13.2%
Indonesia	8.5%
Hong Kong	7.6%
India	6.1%
Chile	5.1%
Thailand	4.6%
South Africa	3.4%
South Korea	2.9%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,130.30	$7.23
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.85

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.35%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.50	$11.40	$9.86	$6.11	$16.16

Income from investment operations[a]:
Net investment income[b]	0.19	0.17	0.09	0.12	0.16
Net realized and unrealized gains (losses)	1.06	(1.94)	1.63	4.02	(7.40)

Total from investment operations	1.25	(1.77)	1.72	4.14	(7.24)

Less distributions from:
Net investment income	(0.17)	(0.13)	(0.18)	(0.36)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.17)	(0.13)	(0.18)	(0.39)	(2.81)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.58	$9.50	$11.40	$9.86	$6.11

Total return[d]	13.40%	(15.67)%	17.83%	73.32%	(52.62)%
Ratios to average net assets
Expenses	1.35%	1.40%	1.49%[e]	1.45%[e]	1.52%[e]
Net investment income	1.93%	1.57%	0.87%	1.64%	1.52%

Supplemental data
Net assets, end of year (000’s)	$203,568	$232,544	$347,242	$325,927	$234,213
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.42	$11.30	$9.78	$6.04	$15.99

Income from investment operations[a]:
Net investment income[b]	0.17	0.14	0.06	0.11	0.15
Net realized and unrealized gains (losses)	1.05	(1.92)	1.62	3.98	(7.33)

Total from investment operations	1.22	(1.78)	1.68	4.09	(7.18)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.32)	(0.33)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.14)	(0.10)	(0.16)	(0.35)	(2.77)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.50	$9.42	$11.30	$9.78	$6.04

Total return[d]	13.16%	(15.86)%	17.58%	72.59%	(52.70)%
Ratios to average net assets
Expenses	1.60%	1.65%	1.74%[e]	1.70%[e]	1.77%[e]
Net investment income	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of year (000’s)	$291,638	$295,223	$392,546	$435,947	$264,186
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.36	$11.23	$9.73	$6.02	$15.96

Income from investment operations[a]:
Net investment income[b]	0.17	0.14	0.06	0.10	0.11
Net realized and unrealized gains (losses)	1.04	(1.91)	1.60	3.97	(7.27)

Total from investment operations	1.21	(1.77)	1.66	4.07	(7.16)

Less distributions from:
Net investment income	(0.14)	(0.10)	(0.16)	(0.33)	(0.34)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.14)	(0.10)	(0.16)	(0.36)	(2.78)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$10.43	$9.36	$11.23	$9.73	$6.02

Total return[d]	13.16%	(15.86)%	17.51%	72.63%	(52.67)%
Ratios to average net assets
Expenses	1.60%	1.65%	1.74%[e]	1.70%[e]	1.77%[e]
Net investment income	1.68%	1.32%	0.62%	1.39%	1.27%

Supplemental data
Net assets, end of year (000’s)	$48,277	$44,702	$66,484	$66,718	$32,953
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[f]	75.11%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.42	$11.30	$9.80	$6.09	$14.88

Income from investment operations[b]:
Net investment income (loss)[c]	0.16	0.13	0.05	0.09	(0.33)
Net realized and unrealized gains (losses)	1.04	(1.91)	1.61	4.00	(5.65)

Total from investment operations	1.20	(1.78)	1.66	4.09	(5.98)

Less distributions from:
Net investment income	(0.12)	(0.10)	(0.16)	(0.35)	(0.37)
Net realized gains	—	—	—	(0.03)	(2.44)

Total distributions	(0.12)	(0.10)	(0.16)	(0.38)	(2.81)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$10.50	$9.42	$11.30	$9.80	$6.09

Total return[e]	13.06%	(15.88)%	17.41%	72.45%	(48.66)%
Ratios to average net assets[f]
Expenses	1.70%	1.75%	1.84%[g]	1.80%[g]	1.87%[g]
Net investment income	1.58%	1.22%	0.52%	1.29%	1.17%

Supplemental data
Net assets, end of year (000’s)	$23,341	$24,380	$37,198	$26,362	$7,208
Portfolio turnover rate	24.45%	14.90%	24.41%	56.58%[h]	75.11%[h]

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

hExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Closed End Funds 0.6%
Romania 0.6%
SIF Banat-Crisana	Diversified Financial Services	1,457,300	$524,048
SIF Moldova	Diversified Financial Services	1,525,345	657,180
SIF Muntenia	Diversified Financial Services	1,290,232	294,582
SIF Oltenia	Diversified Financial Services	1,826,291	762,174
SIF Transilvania	Diversified Financial Services	4,970,540	1,050,025

Total Closed End Funds (Cost $3,015,120)			3,288,009

Common Stocks 91.5%
Australia 1.2%
BHP Billiton Ltd.	Metals & Mining	180,668	7,059,812

Austria 0.8%
Raiffeisen Bank International AG	Commercial Banks	104,495	4,345,734

Brazil 16.5%
Companhia de Bebidas das Americas (AmBev)	Beverages	1,362,350	56,607,663
Itau Unibanco Holding SA, ADR	Commercial Banks	462,409	7,611,252
Souza Cruz SA	Tobacco	1,949,428	29,506,727

			93,725,642

Chile 3.1%
Antofagasta PLC	Metals & Mining	794,779	17,410,276

China 13.3%
Anhui Conch Cement Co. Ltd., H	Construction Materials	2,523,144	9,180,692
China Mobile Ltd.	Wireless Telecommunication Services	532,000	6,195,026
China Overseas Land & Investment Ltd.	Real Estate Management & Development	1,142,600	3,405,575
[a]China Vanke Co. Ltd., B	Real Estate Management & Development	720,371	1,161,851
CNOOC Ltd.	Oil, Gas & Consumable Fuels	7,181,000	15,547,522
[b]Great Wall Motor Co. Ltd., H	Automobiles	3,552,677	11,093,163
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	13,880,000	19,592,555
Yanzhou Coal Mining Co. Ltd., H	Oil, Gas & Consumable Fuels	5,488,000	9,077,921

			75,254,305

Colombia 1.1%
Bancolombia SA, ADR	Commercial Banks	53,200	3,542,056
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	41,261	2,462,044

			6,004,100

Hong Kong 7.6%
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	1,014,733	11,073,321
Giordano International Ltd.	Specialty Retail	2,516,000	2,418,528
I.T Ltd.	Specialty Retail	5,818,000	2,424,714
Luk Fook Holdings (International) Ltd.	Specialty Retail	2,126,313	6,694,241
[c]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	130,000	409,277
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	6,221,030	14,448,378
VTech Holdings Ltd.	Communications Equipment	506,300	5,673,643

			43,142,102

Hungary 0.1%
OTP Bank PLC	Commercial Banks	26,840	504,992

India 6.1%
Grasim Industries Ltd.	Construction Materials	28,924	1,667,196
Tata Consultancy Services Ltd.	IT Services	1,250,630	28,688,241
Tata Motors Ltd.	Automobiles	753,700	4,291,550

			34,646,987

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Indonesia 8.5%
PT Astra International Tbk	Automobiles	45,325,000	$35,742,671
PT Bank Central Asia Tbk	Commercial Banks	6,854,532	6,472,243
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	8,664,000	6,247,969

			48,462,883

Kazakhstan 0.2%
[c,d]KCell JSC, 144A, GDR	Wireless Telecommunication Services	88,000	1,045,000

Kenya 0.9%
British American Tobacco Kenya Ltd. Corp.	Tobacco	79,928	450,756
Equity Bank Ltd.	Commercial Banks	9,089,352	2,510,141
Kenya Commercial Bank Ltd.	Commercial Banks	6,577,200	2,313,492

			5,274,389

Mexico 0.9%
Kimberly Clark de Mexico SAB de CV, A	Household Products	1,952,613	5,045,590

Nigeria 1.2%
FBN Holdings PLC	Commercial Banks	20,111,493	2,025,961
Guinness Nigeria PLC	Beverages	482,717	850,126
Nigerian Breweries PLC	Beverages	4,303,824	4,051,631
Unilever Nigeria PLC	Household Products	216,216	65,079

			6,992,797

Qatar 1.0%
Industries Qatar QSC	Industrial Conglomerates	134,425	5,725,947

Russia 13.2%
Gazprom, ADR	Oil, Gas & Consumable Fuels	351,200	3,417,176
Gazprom, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	470,200	4,450,443
[e]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	75,208	5,076,540
[e]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	260,068	17,210,000
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	251,243	4,758,542
Sberbank of Russia	Commercial Banks	4,803,540	14,609,867
TNK-BP Holding	Oil, Gas & Consumable Fuels	5,340,274	9,998,104
[f]Uralkali OJSC, GDR, Reg S	Chemicals	401,096	15,361,977

			74,882,649

Singapore 0.3%
Keppel Corp. Ltd.	Industrial Conglomerates	197,557	1,804,226

South Africa 3.4%
Remgro Ltd.	Diversified Financial Services	678,624	12,843,868
Tiger Brands Ltd.	Food Products	167,332	6,470,715

			19,314,583

South Korea 2.9%
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	11,308	16,181,016

Sweden 0.4%
Oriflame Cosmetics SA, SDR	Personal Products	76,076	2,417,619

Switzerland 0.1%
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	3,735	291,341

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares	Value
Common Stocks (continued)
Thailand 4.6%
Kasikornbank PCL, fgn.	Commercial Banks	3,116,500	$19,710,500
PTT Exploration and Production PCL, fgn.	Oil, Gas & Consumable Fuels	561,480	3,009,731
PTT PCL, fgn.	Oil, Gas & Consumable Fuels	335,700	3,642,831

			26,363,062

Turkmenistan 0.9%
Dragon Oil PLC	Oil, Gas & Consumable Fuels	551,476	5,002,586

United Arab Emirates 1.6%
Emaar Properties PJSC	Real Estate Management & Development	8,942,377	9,129,719

United States 1.0%
Avon Products Inc.	Personal Products	391,680	5,624,525

Vietnam 0.2%
Dong Phu Rubber JSC	Chemicals	104,160	270,784
Hau Giang Pharmaceutical JSC	Pharmaceuticals	95,800	335,880
Vinacafe Bien Hoa JSC	Food Products	68,500	527,691

			1,134,355

Zimbabwe 0.4%
Delta Corp. Ltd.	Beverages	2,114,695	2,114,695

Total Common Stocks (Cost $322,391,156)			518,900,932

[g]Participatory Notes 1.0%
Saudi Arabia 1.0%
[c]Deutsche Bank AG/London, Saudi Dairy & Foodstuff Co., 144A, 5/13/14	Food Products	17,146	296,010
HSBC Bank PLC, Etihad Etisalat Co., 12/05/14	Wireless Telecommunication Services	273,520	5,542,526

Total Participatory Notes (Cost $5,485,786)			5,838,536

Preferred Stocks 5.3%
Brazil 3.3%
Itausa—Investimentos Itau SA, pfd.	Commercial Banks	1,241,305	5,993,666
Vale SA, ADR, pfd., A	Metals & Mining	617,082	12,526,764

			18,520,430

Chile 2.0%
Embotelladora Andina SA, pfd., A	Beverages	2,228,017	11,356,273

Total Preferred Stocks (Cost $13,959,833)			29,876,703

Total Investments before Short Term Investments (Cost $344,851,895)			557,904,180

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Developing Markets Securities Fund	Shares	Value
Short Term Investments 1.5%
Money Market Funds (Cost $7,835,244) 1.4%
United States 1.4%
[d,h] Institutional Fiduciary Trust Money Market Portfolio	7,835,244	$7,835,244

[i]Investments from Cash Collateral Received for Loaned Securities (Cost $519,746) 0.1%
Money Market Funds 0.1%
United States 0.1%
[j] BNY Mellon Overnight Government Fund, 0.191%	519,746	519,746

Total Investments (Cost $353,206,885) 99.9%		566,259,170
Other Assets, less Liabilities 0.1%		563,940

Net Assets 100.0%		$566,823,110

See Abbreviations on page TD-27.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2012, the value of this security was $1,161,851, representing 0.20% of net assets.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(d).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $1,750,287, representing 0.31% of net assets.

dNon-income producing.

eAt December 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.

fSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the value of this security was $15,361,977, representing 2.71% of net assets.

gSee Note 1(c) regarding Participatory Notes.

hSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

iSee Note 1(d) regarding securities on loan.

jThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$345,371,641
Cost - Sweep Money Fund (Note 7)	7,835,244

Total cost of investments	$353,206,885

Value - Unaffiliated issuers	$558,423,926
Value - Sweep Money Fund (Note 7)	7,835,244

Total value of investments (includes securities loaned in the amount of $484,447)	566,259,170
Cash	347,851
Foreign currency, at value (cost $1,107,097)	1,106,264
Receivables:
Investment securities sold	1,155,489
Capital shares sold	299,728
Dividends	939,544
Foreign tax	27,955
Other assets	13

Total assets	570,136,014

Liabilities:
Payables:
Investment securities purchased	902,926
Capital shares redeemed	682,389
Affiliates	738,933
Reports to shareholders	290,356
Payable upon return of securities loaned	519,746
Deferred tax	21,147
Accrued expenses and other liabilities	157,407

Total liabilities	3,312,904

Net assets, at value	$566,823,110

Net assets consist of:
Paid-in capital	$444,351,078
Undistributed net investment income	3,581,480
Net unrealized appreciation (depreciation)	213,008,895
Accumulated net realized gain (loss)	(94,118,343)

Net assets, at value	$566,823,110

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Templeton Developing Markets Securities Fund
Class 1:
Net assets, at value	$203,567,592

Shares outstanding	19,236,831

Net asset value and maximum offering price per share	$10.58

Class 2:
Net assets, at value	$291,638,175

Shares outstanding	27,775,202

Net asset value and maximum offering price per share	$10.50

Class 3:
Net assets, at value	$48,276,843

Shares outstanding	4,627,350

Net asset value and maximum offering price per share[a]	$10.43

Class 4:
Net assets, at value	$23,340,500

Shares outstanding	2,221,879

Net asset value and maximum offering price per share	$10.50

aRedemption price is equal to net asset value less redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $1,825,370)	$19,101,579
Income from securities loaned	89,245

Total investment income	19,190,824

Expenses:
Management fees (Note 3a)	6,421,154
Administrative fees (Note 3b)	820,111
Distribution fees: (Note 3c)
Class 2	738,441
Class 3	124,192
Class 4	83,857
Unaffiliated transfer agent fees	1,097
Custodian fees (Note 4)	347,364
Reports to shareholders	250,378
Professional fees	61,425
Trustees’ fees and expenses	2,385
Other	18,676

Total expenses	8,869,080

Net investment income	10,321,744

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,874,580
Foreign currency transactions	(686,924)

Net realized gain (loss)	37,187,656

Net change in unrealized appreciation (depreciation) on:
Investments	25,554,023
Translation of other assets and liabilities denominated in foreign currencies	394
Change in deferred taxes on unrealized appreciation	(21,147)

Net change in unrealized appreciation (depreciation)	25,533,270

Net realized and unrealized gain (loss)	62,720,926

Net increase (decrease) in net assets resulting from operations	$73,042,670

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$10,321,744	$10,217,132
Net realized gain (loss) from investments and foreign currency transactions	37,187,656	41,092,169
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	25,533,270	(168,736,087)

Net increase (decrease) in net assets resulting from operations	73,042,670	(117,426,786)

Distributions to shareholders from:
Net investment income:
Class 1	(3,523,272)	(3,575,470)
Class 2	(4,111,805)	(3,331,863)
Class 3	(716,639)	(556,039)
Class 4	(295,623)	(314,405)

Total distributions to shareholders	(8,647,339)	(7,777,777)

Capital share transactions: (Note 2)
Class 1	(52,933,691)	(64,505,854)
Class 2	(36,646,633)	(37,899,841)
Class 3	(1,195,085)	(11,807,405)
Class 4	(3,647,744)	(7,237,721)

Total capital share transactions	(94,423,153)	(121,450,821)

Redemption fees	1,457	34,912

Net increase (decrease) in net assets	(30,026,365)	(246,620,472)

Net assets:
Beginning of year	596,849,475	843,469,947

End of year	$566,823,110	$596,849,475

Undistributed net investment income included in net assets:
End of year	$3,581,480	$2,273,752

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Developing Markets Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Participatory Notes

The Fund invests in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

h. Redemption Fees (continued)

retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,107,285	$11,165,172	2,813,987	$30,009,154
Shares issued in reinvestment of distributions	385,901	3,523,272	324,453	3,575,470
Shares redeemed	(6,733,412)	(67,622,135)	(9,124,103)	(98,090,478)

Net increase (decrease)	(5,240,226)	$(52,933,691)	(5,985,663)	$(64,505,854)

Class 2 Shares:
Shares sold	3,879,555	$38,012,902	6,746,331	$70,699,788
Shares issued in reinvestment of distributions	453,341	4,111,805	304,558	3,331,863
Shares redeemed	(7,891,630)	(78,771,340)	(10,448,699)	(111,931,492)

Net increase (decrease)	(3,558,734)	$(36,646,633)	(3,397,810)	$(37,899,841)

Class 3 Shares:
Shares sold	998,194	$10,036,984	848,211	$9,362,399
Shares issued in reinvestment of distributions	79,538	716,639	51,154	556,039
Shares redeemed	(1,224,195)	(11,948,708)	(2,043,372)	(21,725,843)

Net increase (decrease)	(146,463)	$(1,195,085)	(1,144,007)	$(11,807,405)

Class 4 Shares:
Shares sold	257,374	$2,544,613	464,313	$5,040,717
Shares issued on reinvestment of distributions	32,558	295,623	28,739	314,405
Shares redeemed	(656,835)	(6,487,980)	(1,194,944)	(12,592,843)

Net increase (decrease)	(366,903)	$(3,647,744)	(701,892)	$(7,237,721)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of $88,126,277 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $37,266,586 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$8,647,339	$7,777,777

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$366,035,619

Unrealized appreciation	$213,583,936
Unrealized depreciation	(13,360,385)

Net unrealized appreciation (depreciation)	$200,223,551

Distributable earnings - undistributed ordinary income	$10,416,502

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and corporate actions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $139,316,597 and $201,621,832, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

9. CREDIT FACILITY (continued)

Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events and temporary trading halts, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $160,414,800 from Level 1 to Level 2 within the fair value hierarchy.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

10. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Closed End Funds	$3,288,009	$—	$—	$3,288,009
Equity Investments:[a]
Australia	—	7,059,812	—	7,059,812
Austria	—	4,345,734	—	4,345,734
Brazil	20,138,016	92,108,056	—	112,246,072
Chile	11,356,273	17,410,276	—	28,766,549
China	74,092,454	1,161,851	—	75,254,305
Hong Kong	32,068,781	11,073,321	—	43,142,102
Kazakhstan	—	1,045,000	—	1,045,000
Singapore	—	1,804,226	—	1,804,226
South Africa	—	19,314,583	—	19,314,583
Turkmenistan	—	5,002,586	—	5,002,586
Vietnam	—	1,134,355	—	1,134,355
All Other Equity Investments[b]	249,662,311	—	—	249,662,311
Participatory Notes	—	5,838,536	—	5,838,536
Short Term Investments	7,835,244	519,746	—	8,354,990

Total Investments in Securities	$398,441,088	$167,818,082	$—	$566,259,170

aIncludes common and preferred stocks.

bFor detailed categories, see the accompanying Statement of Investments.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SDR - Swedish Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Developing Markets Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code) the Fund hereby reports 1.33% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+18.60%	-1.07%	+8.80%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the MSCI EAFE Index, which produced a +17.90% total return for the same period.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

Global developed stocks, as measured by the MSCI World Index, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains.2 Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

During the year under review, our overweighting and stock selection in the financials sector were major contributors to Fund performance relative to the MSCI EAFE Index, including commercial banks BNP Paribas (France) and Lloyds Banking Group (U.K.); insurers Swiss Re (Switzerland), Aviva (U.K.), Muenchener Rueckversicherungs-Gesellschaft (Munich Reinsurance; Germany) and AXA (France); and diversified financial services provider ING Groep (Netherlands).3 Stock selection in health care, industrials, information technology and energy also aided relative results, with key contributors such as French pharmaceuticals company Sanofi; South Korean semiconductor, telecommunication and digital media products manufacturer Samsung

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

Electronics;4 and Norwegian oilfield products and services provider Aker Solutions.5

In contrast, our overweighting in the telecommunication services sector was a significant detractor from Fund performance.6 Positions in U.K. wireless communications provider Vodafone Group and diversified telecommunication providers Telefonica (Spain), Telekom Austria (sold by period-end), France Telecom and China Telecom4 weighed on relative performance. Stock selection in the consumer staples sector also hurt relative results, and U.K. supermarket chain Tesco led the Fund’s sector losses due to slowing sales growth and falling margins.7 An underweighting in the consumer discretionary sector also hindered performance.8 Although the financials sector benefited performance overall, Italian commercial bank UniCredit lost value. Other notable detractors included personal computing and mobile communication device manufacturer Compal Electronics (Taiwan)4 and Norwegian oil and gas company Statoil.

From a geographic perspective, our stock selection in Asia benefited the Fund’s relative performance, as a number of our investments in Japan and South Korea4 performed well. Our exposure to China and Taiwan, however, was detrimental.4 In Europe our stock selection boosted results, particularly in the Netherlands, Switzerland and Norway, but our investments in Austria, Sweden and the U.K. hindered relative performance. In other regions, our exposure to Brazil and Canada weighed on results.4

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which

4. Not an index component.

5. The health care sector comprises life sciences tools and services and pharmaceuticals in the SOI. The industrials sector comprises aerospace and defense, airlines, automobiles, commercial services and supplies, industrial conglomerates, professional services, and trading companies and distributors in the SOI. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The consumer staples sector comprises food and staples retailing in the SOI.

8. The consumer discretionary sector comprises automobiles, multiline retail and specialty retail in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
Sanofi	3.7%
Pharmaceuticals, France
Credit Suisse Group AG	3.2%
Capital Markets, Switzerland
BNP Paribas SA	2.8%
Commercial Banks, France
Roche Holding AG	2.7%
Pharmaceuticals, Switzerland
Samsung Electronics Co. Ltd.	2.7%
Semiconductors & Semiconductor Equipment, South Korea
ING Groep NV	2.5%
Diversified Financial Services, Netherlands
GlaxoSmithKline PLC	2.4%
Pharmaceuticals, U.K.
Aviva PLC	2.3%
Insurance, U.K.
Tesco PLC	2.2%
Food & Staples Retailing, U.K.
AXA SA	2.1%
Insurance, France

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

can contribute to Fund performance. For the 12 months ended December 31, 2012, the U.S. dollar declined in value relative to most currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,168.50	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.78	$14.54	$13.68	$10.95	$20.57

Income from investment operations[a]:
Net investment income[b]	0.38	0.42	0.28	0.25	0.45
Net realized and unrealized gains (losses)	1.91	(1.90)	0.86	3.39	(8.01)

Total from investment operations	2.29	(1.48)	1.14	3.64	(7.56)

Less distributions from:
Net investment income	(0.44)	(0.28)	(0.28)	(0.43)	(0.45)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.44)	(0.28)	(0.28)	(0.91)	(2.06)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.63	$12.78	$14.54	$13.68	$10.95

Total return[d]	18.60%	(10.44)%	8.67%	37.34%	(40.23)%
Ratios to average net assets
Expenses	0.79%	0.79% [e]	0.78% [e]	0.78% [e]	0.77% [e]
Net investment income	2.84%	2.92%	2.10%	2.28%	2.82%

Supplemental data
Net assets, end of year (000’s)	$265,924	$254,292	$321,282	$318,173	$262,725
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.56	$14.29	$13.45	$10.76	$20.25

Income from investment operations[a]:
Net investment income[b]	0.34	0.37	0.25	0.22	0.40
Net realized and unrealized gains (losses)	1.87	(1.86)	0.84	3.34	(7.89)

Total from investment operations	2.21	(1.49)	1.09	3.56	(7.49)

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.25)	(0.39)	(0.39)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.24)	(0.25)	(0.87)	(2.00)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.37	$12.56	$14.29	$13.45	$10.76

Total return[d]	18.23%	(10.63)%	8.41%	37.04%	(40.38)%
Ratios to average net assets
Expenses	1.04%	1.04% [e]	1.03% [e]	1.03% [e]	1.02% [e]
Net investment income	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of year (000’s)	$1,744,231	$1,679,412	$2,090,757	$2,010,268	$1,702,038
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.51	$14.24	$13.37	$10.70	$20.18

Income from investment operations[a]:
Net investment income[b]	0.34	0.37	0.25	0.25	0.39
Net realized and unrealized gains (losses)	1.87	(1.86)	0.84	3.30	(7.84)

Total from investment operations	2.21	(1.49)	1.09	3.55	(7.45)

Less distributions from:
Net investment income	(0.40)	(0.24)	(0.22)	(0.40)	(0.42)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.24)	(0.22)	(0.88)	(2.03)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$14.32	$12.51	$14.24	$13.37	$10.70

Total return[d]	18.30%	(10.68)%	8.41%	37.20%	(40.39)%
Ratios to average net assets
Expenses	1.04%	1.04% [e]	1.03% [e]	1.03% [e]	1.02% [e]
Net investment income	2.59%	2.67%	1.85%	2.03%	2.57%

Supplemental data
Net assets, end of year (000’s)	$91,642	$88,380	$108,766	$115,364	$271,061
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.66	$14.43	$13.59	$10.91	$18.90

Income from investment operations[b]:
Net investment income[c]	0.33	0.36	0.17	0.21	0.15
Net realized and unrealized gains (losses)	1.89	(1.88)	0.92	3.37	(6.08)

Total from investment operations	2.22	(1.52)	1.09	3.58	(5.93)

Less distributions from:
Net investment income	(0.40)	(0.25)	(0.25)	(0.42)	(0.45)
Net realized gains	—	—	—	(0.48)	(1.61)

Total distributions	(0.40)	(0.25)	(0.25)	(0.90)	(2.06)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$14.48	$12.66	$14.43	$13.59	$10.91

Total return[e]	18.14%	(10.74)%	8.38%	36.84%	(35.15)%
Ratios to average net assets[f]
Expenses	1.14%	1.14% [g]	1.13% [g]	1.13% [g]	1.12% [g]
Net investment income	2.49%	2.57%	1.75%	1.93%	2.47%

Supplemental data
Net assets, end of year (000’s)	$416,277	$353,346	$305,505	$48,501	$14,287
Portfolio turnover rate	12.53%	21.09%	19.16%	22.50%	18.27%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests 96.6%
Aerospace & Defense 1.2%
BAE Systems PLC	United Kingdom	5,263,730	$29,271,038

Airlines 1.0%
Deutsche Lufthansa AG	Germany	1,380,760	26,095,324

Automobiles 2.1%
[a]Mazda Motor Corp.	Japan	5,453,000	11,175,790
[b]Toyota Motor Corp., ADR	Japan	440,460	41,072,895

			52,248,685

Capital Markets 5.5%
Credit Suisse Group AG	Switzerland	3,325,440	80,869,934
KKR & Co., LP	United States	1,155,000	17,590,650
UBS AG	Switzerland	2,504,440	39,043,381

			137,503,965

Chemicals 1.4%
Akzo Nobel NV	Netherlands	527,560	34,913,474

Commercial Banks 12.3%
BNP Paribas SA	France	1,218,660	69,359,928
DBS Group Holdings Ltd.	Singapore	2,174,520	26,698,792
Hana Financial Group Inc.	South Korea	609,900	19,897,268
HSBC Holdings PLC	United Kingdom	4,015,600	42,123,580
KB Financial Group Inc., ADR	South Korea	1,319,301	47,362,906
[a]Lloyds Banking Group PLC	United Kingdom	58,981,650	47,020,496
[a]UniCredit SpA	Italy	8,365,386	41,184,007
United Overseas Bank Ltd.	Singapore	985,000	16,159,960

			309,806,937

Commercial Services & Supplies 0.8%
G4S PLC	United Kingdom	5,045,810	21,153,214

Communications Equipment 0.7%
Ericsson, B, ADR	Sweden	1,675,840	16,925,984

Computers & Peripherals 0.8%
Compal Electronics Inc.	Taiwan	28,536,431	19,194,468

Construction & Engineering 0.8%
Carillion PLC	United Kingdom	3,750,730	19,501,528

Construction Materials 0.5%
CRH PLC	Ireland	659,820	13,414,605

Containers & Packaging 0.9%
Rexam PLC	United Kingdom	3,021,290	21,627,709

Diversified Financial Services 2.5%
[a]ING Groep NV	Netherlands	6,729,094	63,895,833

Diversified Telecommunication Services 7.1%
China Telecom Corp. Ltd., H	China	47,482,357	26,405,465
France Telecom SA	France	2,164,143	24,002,225
Singapore Telecommunications Ltd.	Singapore	11,753,000	31,984,174
Telefonica SA, ADR	Spain	1,813,382	24,462,523
Telenor ASA	Norway	2,489,134	50,664,622
Vivendi SA	France	928,427	20,991,666

			178,510,675

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Electrical Equipment 0.4%
Shanghai Electric Group Co. Ltd.	China	23,792,000	$10,161,159

Electronic Equipment, Instruments & Components 1.0%
[a]Flextronics International Ltd.	Singapore	4,134,370	25,674,438

Energy Equipment & Services 2.1%
Aker Solutions ASA	Norway	1,617,940	33,492,976
Trican Well Service Ltd.	Canada	1,421,400	18,775,503

			52,268,479

Food & Staples Retailing 2.2%
Tesco PLC	United Kingdom	10,082,690	55,576,590

Industrial Conglomerates 3.8%
Hutchison Whampoa Ltd.	Hong Kong	2,500,239	26,098,427
Koninklijke Philips Electronics NV	Netherlands	1,473,320	39,003,432
Siemens AG	Germany	285,414	31,201,896

			96,303,755

Insurance 11.6%
ACE Ltd.	United States	307,649	24,550,390
Aegon NV	Netherlands	5,759,330	37,194,330
AIA Group Ltd.	Hong Kong	9,767,000	38,121,577
Aviva PLC	United Kingdom	9,477,840	58,660,341
AXA SA	France	2,967,908	53,669,123
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	141,850	25,601,054
NKSJ Holdings Inc.	Japan	1,237,900	26,515,052
Swiss Re AG	Switzerland	387,030	27,863,961

			292,175,828

Life Sciences Tools & Services 0.4%
Lonza Group AG	Switzerland	175,440	9,460,554

Media 1.2%
Reed Elsevier NV	Netherlands	2,017,693	29,909,754

Metals & Mining 1.1%
POSCO	South Korea	88,500	29,038,490

Multi-Utilities 1.3%
E.ON SE	Germany	917,590	17,205,765
GDF Suez	France	697,431	14,360,514

			31,566,279

Multiline Retail 1.0%
Marks & Spencer Group PLC	United Kingdom	4,066,900	25,575,433

Oil, Gas & Consumable Fuels 9.0%
BP PLC	United Kingdom	4,406,715	30,648,057
Reliance Industries Ltd.	India	998,145	15,265,533
Royal Dutch Shell PLC, A	United Kingdom	16,803	583,295
Royal Dutch Shell PLC, B	United Kingdom	1,292,973	46,128,210
Statoil ASA	Norway	2,077,160	52,334,683
Suncor Energy Inc.	Canada	413,300	13,610,917
Talisman Energy Inc.	Canada	1,506,600	17,064,435
Total SA, B	France	979,926	50,974,857

			226,609,987

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Pharmaceuticals 10.9%
GlaxoSmithKline PLC	United Kingdom	2,772,585	$60,363,396
Merck KGaA	Germany	211,460	27,861,922
Novartis AG	Switzerland	417,200	26,184,673
Roche Holding AG	Switzerland	336,760	67,694,150
Sanofi	France	986,035	93,485,989

			275,590,130

Professional Services 1.5%
Hays PLC	United Kingdom	11,353,070	15,459,102
Randstad Holding NV	Netherlands	625,250	23,201,318

			38,660,420

Real Estate Management & Development 0.0%†
Cheung Kong (Holdings) Ltd.	Hong Kong	922	14,157

Semiconductors & Semiconductor Equipment 5.1%
Infineon Technologies AG	Germany	1,103,225	8,984,975
Samsung Electronics Co. Ltd.	South Korea	46,744	66,887,638
Siliconware Precision Industries Co.	Taiwan	22,109,000	23,580,905
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	8,644,526	28,849,786

			128,303,304

Software 1.0%
Trend Micro Inc.	Japan	868,100	26,193,449

Specialty Retail 1.7%
Kingfisher PLC	United Kingdom	9,366,486	43,749,567

Trading Companies & Distributors 0.9%
Itochu Corp.	Japan	2,102,500	22,190,789

Wireless Telecommunication Services 2.8%
China Mobile Ltd.	China	2,340,000	27,248,799
Vodafone Group PLC, ADR	United Kingdom	1,700,170	42,827,282

			70,076,081

Total Common Stocks and Other Equity Interests (Cost $2,257,464,571)			2,433,162,082

Preferred Stocks 1.4%
Metals & Mining 1.0%
Vale SA, ADR, pfd., A	Brazil	1,210,222	24,567,507

Oil, Gas & Consumable Fuels 0.4%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	517,880	9,995,084

Total Preferred Stocks (Cost $13,315,243)			34,562,591

Total Investments before Short Term Investments (Cost $2,270,779,814)			2,467,724,673

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Foreign Securities Fund	Country	Shares/ Units	Value
Short Term Investments 3.2%
Money Market Funds (Cost $73,488,658) 2.9%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	United States	73,488,658	$73,488,658

dInvestments from Cash Collateral Received for Loaned Securities (Cost $6,617,600) 0.3%
Money Market Funds 0.3%
[e]BNY Mellon Overnight Government Fund, 0.191%	United States	6,617,600	6,617,600

Total Investments (Cost $2,350,886,072) 101.2%			2,547,830,931
Other Assets, less Liabilities (1.2)%			(29,756,419)

Net Assets 100.0%			$2,518,074,512

See Abbreviations on page TF-27.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bA portion or all of the security is on loan at December 31, 2012. See Note 1(c).

cSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

dSee Note 1(c) regarding securities on loan.

eThe rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statements of Assets and Liabilities

December 31, 2012

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,277,397,414
Cost - Sweep Money Fund (Note 7)	73,488,658

Total cost of investments	$2,350,886,072

Value - Unaffiliated issuers	$2,474,342,273
Value - Sweep Money Fund (Note 7)	73,488,658

Total value of investments (includes securities loaned in the amount $6,564,800)	2,547,830,931
Cash	84,421
Receivables:
Capital shares sold	599,281
Dividends and interest	4,557,706
Other assets	58

Total assets	2,553,072,397

Liabilities:
Payables:
Capital shares redeemed	25,031,570
Affiliates	2,555,211
Payable upon return of securities loaned	6,617,600
Accrued expenses and other liabilities	793,504

Total liabilities	34,997,885

Net assets, at value	$2,518,074,512

Net assets consist of:
Paid-in capital	$2,368,461,624
Undistributed net investment income	61,586,250
Net unrealized appreciation (depreciation)	196,951,443
Accumulated net realized gain (loss)	(108,924,805)

Net assets, at value	$2,518,074,512

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)

December 31, 2012

Templeton Foreign Securities Fund
Class 1:
Net assets, at value	$265,924,412

Shares outstanding	18,173,408

Net asset value and maximum offering price per share	$14.63

Class 2:
Net assets, at value	$1,744,230,850

Shares outstanding	121,340,262

Net asset value and maximum offering price per share	$14.37

Class 3:
Net assets, at value	$91,642,387

Shares outstanding	6,399,002

Net asset value and maximum offering price per share[a]	$14.32

Class 4:
Net assets, at value	$416,276,863

Shares outstanding	28,745,718

Net asset value and maximum offering price per share	$14.48

aRedemption price is equal to net asset value less any redemption fees retained by the fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $7,947,019)	$85,502,159
Income from securities loaned	3,038,967

Total investment income	88,541,126

Expenses:
Management fees (Note 3a)	15,622,833
Administrative fees (Note 3b)	2,401,568
Distribution fees: (Note 3c)
Class 2	4,248,104
Class 3	222,514
Class 4	1,372,164
Unaffiliated transfer agent fees	2,999
Custodian fees (Note 4)	401,369
Reports to shareholders	633,110
Professional fees	116,251
Trustees’ fees and expenses	9,652
Other	54,533

Total expenses	25,085,097

Net investment income	63,456,029

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	20,924,679
Foreign currency transactions	(926,212)

Net realized gain (loss)	19,998,467

Net change in unrealized appreciation (depreciation) on:
Investments	333,349,236
Translation of other assets and liabilities denominated in foreign currencies	19,533

Net change in unrealized appreciation (depreciation)	333,368,769

Net realized and unrealized gain (loss)	353,367,236

Net increase (decrease) in net assets resulting from operations	$416,823,265

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$63,456,029	$72,239,766
Net realized gain (loss) from investments and foreign currency transactions	19,998,467	136,998,835
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	333,368,769	(482,312,094)

Net increase (decrease) in net assets resulting from operations	416,823,265	(273,073,493)

Distributions to shareholders from:
Net investment income:
Class 1	(8,240,958)	(5,782,491)
Class 2	(51,055,731)	(33,309,204)
Class 3	(2,656,996)	(1,749,311)
Class 4	(11,448,483)	(5,966,192)

Total distributions to shareholders	(73,402,168)	(46,807,198)

Capital share transactions: (Note 2)
Class 1	(24,104,168)	(31,404,883)
Class 2	(174,931,568)	(183,781,604)
Class 3	(9,153,115)	(8,583,165)
Class 4	7,407,804	92,765,363

Total capital share transactions	(200,781,047)	(131,004,289)

Redemption fees	4,388	4,895

Net increase (decrease) in net assets	142,644,438	(450,880,085)
Net assets:
Beginning of year	2,375,430,074	2,826,310,159

End of year	$2,518,074,512	$2,375,430,074

Undistributed net investment income included in net assets:
End of year	$61,586,250	$72,574,104

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Foreign Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statement of Investments. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	437,702	$5,851,468	596,966	$8,620,768
Shares issued in reinvestment of distributions	676,598	8,240,958	392,832	5,782,491
Shares redeemed	(2,835,243)	(38,196,594)	(3,184,900)	(45,808,142)

Net increase (decrease)	(1,720,943)	$(24,104,168)	(2,195,102)	$(31,404,883)

Class 2 Shares:
Shares sold	12,784,843	$164,850,484	14,900,290	$201,768,630
Shares issued in reinvestment of distributions	4,261,747	51,055,731	2,300,359	33,309,204
Shares redeemed	(29,457,075)	(390,837,783)	(29,726,460)	(418,859,438)

Net increase (decrease)	(12,410,485)	$(174,931,568)	(12,525,811)	$(183,781,604)

Class 3 Shares:
Shares sold	414,387	$5,363,853	712,054	$9,594,087
Shares issued in reinvestment of distributions	222,529	2,656,996	121,227	1,749,311
Shares redeemed	(1,302,161)	(17,173,964)	(1,406,375)	(19,926,563)

Net increase (decrease)	(665,245)	$(9,153,115)	(573,094)	$(8,583,165)

Class 4 Shares:
Shares sold	6,234,278	$81,740,548	10,343,049	$143,108,311
Shares issued on reinvestment of distributions	947,722	11,448,483	408,643	5,966,192
Shares redeemed	(6,356,073)	(85,781,227)	(4,003,106)	(56,309,140)

Net increase (decrease)	825,927	$7,407,804	6,748,586	$92,765,363

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $15 billion
0.560%	Over $15 billion, up to and including $20 billion
0.540%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, the Fund had capital loss carryforwards of 102,624,222 expiring in 2017. During the year ended December 31, 2012, the Fund utilized $25,143,199 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$73,402,168	$46,807,198

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$2,358,006,714

Unrealized appreciation	$455,736,871
Unrealized depreciation	(265,912,654)

Net unrealized appreciation (depreciation)	$189,824,217

Distributable earnings – undistributed ordinary income	$62,406,306

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions and wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $294,516,033 and $447,059,122, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

10. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events, the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $1,519,240,254 from Level 1 to Level 2 within the fair value hierarchy.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:[a]
Aerospace & Defense	$—	$29,271,038	$—	$29,271,038
Airlines	—	26,095,324	—	26,095,324
Automobiles	41,072,895	11,175,790	—	52,248,685
Chemicals	—	34,913,474	—	34,913,474
Commercial Banks	109,383,754	200,423,183	—	309,806,937
Commercial Services & Supplies	—	21,153,214	—	21,153,214
Construction & Engineering	—	19,501,528	—	19,501,528
Construction Materials	—	13,414,605	—	13,414,605
Containers & Packaging	—	21,627,709	—	21,627,709
Diversified Financial Services	—	63,895,833	—	63,895,833
Diversified Telecommunication Services	50,867,988	127,642,687	—	178,510,675
Energy Equipment & Services	18,775,503	33,492,976	—	52,268,479
Food & Staples Retailing	—	55,576,590	—	55,576,590
Industrial Conglomerates	26,098,427	70,205,328	—	96,303,755
Insurance	90,535,928	201,639,900	—	292,175,828
Media	—	29,909,754	—	29,909,754
Multiline Retail	—	25,575,433	—	25,575,433
Multi-Utilities	—	31,566,279	—	31,566,279
Oil, Gas & Consumable Fuels	55,935,969	180,669,102	—	236,605,071
Pharmaceuticals	93,878,823	181,711,307	—	275,590,130
Professional Services	—	38,660,420	—	38,660,420
Semiconductors & Semiconductor Equipment	119,318,329	8,984,975	—	128,303,304
Software	—	26,193,449	—	26,193,449
Specialty Retail	—	43,749,567	—	43,749,567
Trading Companies & Distributors	—	22,190,789	—	22,190,789
All Other Equity Investments[b]	342,616,803	—	—	342,616,803
Short Term Investments	73,488,658	6,617,600	—	80,106,258

Total Investments in Securities	$1,021,973,077	$1,525,857,854	$—	$2,547,830,931

a Includes common and preferred stock as well as other equity investments.

b For detailed categories, see the accompanying Statement of Investments.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

12. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Foreign Securities Fund

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code (Code). This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL BOND SECURITIES FUND

We are pleased to bring you Templeton Global Bond Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.31%	+10.74%	+11.14%

Total Return Index Comparison

for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Global Government Bond Index (GGBI), the Citigroup World Government Bond Index (WGBI) and the Consumer Price Index (CPI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Global Bond Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGB-1

Fund Goal and Main Investments: Templeton Global Bond Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the JPM GGBI, which posted a +1.29% total return in U.S. dollar terms, and the Citigroup WGBI, which produced a +1.65% total return for the same period.1

Economic and Market Overview

The global economic recovery was mixed during 2012. Emerging markets continued to lead the recovery with many economies returning to and exceeding pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, also enjoyed relatively strong recoveries, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Nonetheless, economic reports from the largest economies proved inconsistent with some dire predictions of a severe global economic slowdown.

The ebb and flow of concerns about the issues of sovereign debt in Europe, the possibility of another recession in the U.S., and a potential “hard landing” in China continued to drive broad market sentiment. This contributed to periods of market risk aversion, during which yields declined, equity markets sold off and perceived safe-haven assets such as U.S. Treasuries rallied. These alternated with periods of heightened risk appetite, during which yields increased and investors again favored risk assets.

Despite ongoing uncertainty, eurozone leaders made meaningful progress and began to deploy policy solutions aimed at correcting long-unaddressed structural issues. Policymakers in the largest developed economies further increased their already unprecedented efforts to supply liquidity and with few exceptions, policymakers elsewhere in the world paused their tightening cycles or reduced rates in response to

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s use of derivatives and foreign currency techniques involves special risks as such usage may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is also nondiversified, which involves the risk of greater price fluctuation than a more diversified portfolio. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

TGB-2

the risks to domestic activity from a potential deterioration in the global outlook. In addition to rate adjustments, central bankers employed a variety of policy tools. The U.S. Federal Reserve Board (Fed) increased the average maturity of its Treasury holdings and announced it would increase its holdings of mortgage bonds in a third round of quantitative easing. The Fed also adopted a set of thresholds for continuing a highly accommodative monetary policy when its asset purchase program comes to an end. These included requirements that the unemployment rate remains above 6.5%, inflation does not exceed 2.5%, and longer term inflation expectations continue to be well-anchored. The European Central Bank announced its Outright Monetary Transactions (OMT) program, which was designed to allow the central bank to purchase government bonds on the secondary market to ease borrowing pressures in the eurozone. Potential purchases through the OMT program would be conditional upon government participation in programs designed to ensure that participating governments meet stated reform targets. The Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included two reductions in the reserve requirement ratio.

Investment Strategy

We invest selectively in bonds around the world based upon our assessment of changing market, political and economic conditions. While seeking opportunities, we monitor various factors including changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may utilize currency forward contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements and exposure to sovereign debt markets. During the year under review, each of these sources of return benefited absolute and relative performance.

Interest Rate Strategy

We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. At period-end, the Fund had a shorter duration position than the JPM GGBI given our assessment that there is limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGB-3

long-term bond yields could benefit from declining risk premiums, and select duration exposures in Asia and Latin America contributed to absolute and relative performance.

Currency Strategy

As part of the Fund’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure contributed to absolute and relative performance and certain Latin American and Asia ex-Japan exposures were among the largest contributors. As the Japanese yen depreciated against the U.S. dollar during the year, the Fund’s net negative position in the currency, achieved via the use of currency forward contracts, contributed meaningfully to performance. Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potentially rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields. Exposure to peripheral European currencies positioned against the euro also added to performance. However, as the euro appreciated against the U.S. dollar during the year, our net negative position in the monetary union’s currency detracted from performance.

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade hard currency-denominated sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. Treasury and European benchmark bonds. Overall, the Fund’s sovereign credit exposures contributed to performance. These exposures were concentrated in non-eurozone Europe and included select Latin American and Asian exposures.

Thank you for your participation in Templeton Global Bond Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Currency Breakdown

Templeton Global Bond Securities Fund

12/31/12

% of Total Net Assets

Americas	65.2%
U.S. Dollar	49.2%
Mexican Peso	8.3%
Brazilian Real	3.0%
Chilean Peso	4.5%
Peruvian Nuevo Sol	0.2%

Asia Pacific	31.8%
South Korean Won	14.4%
Malaysian Ringgit	11.5%
Singapore Dollar	7.5%
Indonesian Rupiah	4.4%
Indian Rupee	2.8%
Philippine Peso	2.7%
Sri Lankan Rupee	1.2%
Japanese Yen*	-12.7%

Australia & New Zealand	4.6%
Australian Dollar	4.6%

Middle East & Africa	1.9%
New Israeli Shekel	1.9%

Europe*	-3.5%
Swedish Krona	10.4%
Polish Zloty	10.1%
Norwegian Krone	2.2%
Hungarian Forint	1.3%
Euro*	-27.5%

*Holding is a negative percentage because of the Fund’s holdings of currency forward contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

TGB-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Bond Securities Fund – Class 1

TGB-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,091.70	$2.89
Hypothetical (5% return before expenses)	$1,000	$1,022.37	$2.80

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.55%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

TGB-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.61	$19.94	$17.72	$17.42	$17.00

Income from investment operations[a]:
Net investment income[b]	0.72	0.87	1.00	0.99	0.80
Net realized and unrealized gains (losses)	1.99	(0.92)	1.58	2.01	0.27

Total from investment operations	2.71	(0.05)	2.58	3.00	1.07

Less distributions from:
Net investment income and net foreign currency gains	(1.28)	(1.15)	(0.31)	(2.70)	(0.65)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.31)	(1.28)	(0.36)	(2.70)	(0.65)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$20.01	$18.61	$19.94	$17.72	$17.42

Total return[d]	15.31%	(0.61)%	14.71%	18.98%	6.46%
Ratios to average net assets
Expenses[e]	0.55%	0.56%	0.55%	0.54%	0.58%
Net investment income	3.71%	4.40%	5.27%	5.73%	4.66%

Supplemental data
Net assets, end of year (000’s)	$307,142	$269,819	$272,232	$195,662	$220,588
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.15	$19.49	$17.34	$17.10	$16.72

Income from investment operations[a]:
Net investment income[b]	0.65	0.79	0.93	0.93	0.74
Net realized and unrealized gains (losses)	1.94	(0.89)	1.54	1.98	0.27

Total from investment operations	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(1.24)	(1.11)	(0.27)	(2.67)	(0.63)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.27)	(1.24)	(0.32)	(2.67)	(0.63)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.47	$18.15	$19.49	$17.34	$17.10

Total return[d]	15.07%	(0.87)%	14.45%	18.68%	6.21%
Ratios to average net assets
Expenses[e]	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of year (000’s)	$2,418,229	$1,812,814	$1,490,794	$1,262,783	$793,773
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 3	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.15	$19.48	$17.33	$17.08	$16.70

Income from investment operations[a]:
Net investment income[b]	0.65	0.80	0.93	0.93	0.74
Net realized and unrealized gains (losses)	1.94	(0.90)	1.54	1.98	0.27

Total from investment operations	2.59	(0.10)	2.47	2.91	1.01

Less distributions from:
Net investment income and net foreign currency gains	(1.23)	(1.10)	(0.27)	(2.66)	(0.63)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.26)	(1.23)	(0.32)	(2.66)	(0.63)

Redemption fees[c]	—	—	—	—	—

Net asset value, end of year	$19.48	$18.15	$19.48	$17.33	$17.08

Total return[d]	15.06%	(0.83)%	14.38%	18.69%	6.21%
Ratios to average net assets
Expenses[e]	0.80%	0.81%	0.80%	0.79%	0.83%
Net investment income	3.46%	4.15%	5.02%	5.48%	4.41%

Supplemental data
Net assets, end of year (000’s)	$198,077	$185,811	$183,380	$143,264	$128,155
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Bond Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.44	$19.78	$17.61	$17.37	$18.00

Income from investment operations[b]:
Net investment income[c]	0.64	0.79	0.93	0.93	0.66
Net realized and unrealized gains (losses)	1.98	(0.91)	1.56	2.00	(0.64)

Total from investment operations	2.62	(0.12)	2.49	2.93	0.02

Less distributions from:
Net investment income and net foreign currency gains	(1.21)	(1.09)	(0.27)	(2.69)	(0.65)
Net realized gains	(0.03)	(0.13)	(0.05)	—	—

Total distributions	(1.24)	(1.22)	(0.32)	(2.69)	(0.65)

Redemption fees[d]	—	—	—	—	—

Net asset value, end of year	$19.82	$18.44	$19.78	$17.61	$17.37

Total return[e]	14.97%	(0.96)%	14.28%	18.58%	0.26%
Ratios to average net assets[f]
Expenses[g]	0.90%	0.91%	0.90%	0.89%	0.93%
Net investment income	3.36%	4.05%	4.92%	5.38%	4.31%

Supplemental data
Net assets, end of year (000’s)	$163,241	$151,695	$150,891	$108,910	$43,069
Portfolio turnover rate	43.26%	34.18%	8.77%	20.84%	28.46%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year.

gBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

TGB-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities 69.2%
Australia 4.6%
Government of Australia, senior bond, 6.50%, 5/15/13	12,260,000	AUD	$12,916,566
New South Wales Treasury Corp.,
5.25%, 5/01/13	3,370,000	AUD	3,529,981
5.50%, 8/01/13	35,790,000	AUD	37,755,376
senior note, 5.50%, 3/01/17	32,225,000	AUD	36,469,327
Queensland Treasury Corp., senior bond, 6.00%, 9/14/17	13,160,000	AUD	15,261,531
senior note, 6.00%, 8/14/13	24,450,000	AUD	25,904,519
senior note, 6.00%, 8/21/13	8,888,000	AUD	9,417,787

			141,255,087

Brazil 3.0%
Nota Do Tesouro Nacional,
10.00%, 1/01/14	7,100	[a] BRL	3,555,502
10.00%, 1/01/17	22,490	[a] BRL	11,572,085
[b]Index Linked, 6.00%, 5/15/15	30,226	[a] BRL	35,884,024
[b]Index Linked, 6.00%, 8/15/16	11,218	[a] BRL	13,677,333
[b]Index Linked, 6.00%, 5/15/17	202	[a] BRL	250,164
[b]Index Linked, 6.00%, 8/15/18	8,425	[a] BRL	10,632,704
[b]Index Linked, 6.00%, 5/15/45	10,825	[a] BRL	16,143,301

			91,715,113

Hungary 3.0%
Government of Hungary,
5.50%, 2/12/14	628,240,000	HUF	2,858,060
7.75%, 8/24/15	606,390,000	HUF	2,888,452
5.50%, 2/12/16	436,800,000	HUF	1,973,432
6.50%, 6/24/19	389,700,000	HUF	1,821,185
7.50%, 11/12/20	28,000,000	HUF	138,943
A, 8.00%, 2/12/15	280,000,000	HUF	1,334,707
A, 6.75%, 11/24/17	1,903,650,000	HUF	8,933,053
A, 7.00%, 6/24/22	249,200,000	HUF	1,201,401
B, 6.75%, 2/24/17	394,700,000	HUF	1,850,001
D, 6.75%, 2/12/13	310,800,000	HUF	1,410,247
D, 6.75%, 8/22/14	1,856,440,000	HUF	8,601,006
E, 7.50%, 10/24/13	248,600,000	HUF	1,143,496
senior note, 3.50%, 7/18/16	1,055,000	EUR	1,345,227
senior note, 4.375%, 7/04/17	7,480,000	EUR	9,722,549
senior note, 5.75%, 6/11/18	14,475,000	EUR	19,817,505
senior note, 6.25%, 1/29/20	6,420,000		7,114,162
senior note, 3.875%, 2/24/20	3,120,000	EUR	3,803,322
senior note, 6.375%, 3/29/21	14,820,000		16,505,775

			92,462,523

Iceland 0.3%
[c]Government of Iceland, 144A, 5.875%, 5/11/22	7,660,000		8,643,850

Indonesia 4.2%
Government of Indonesia,
FR20, 14.275%, 12/15/13	14,267,000,000	IDR	1,618,874
FR31, 11.00%, 11/15/20	167,351,000,000	IDR	23,946,171
FR34, 12.80%, 6/15/21	207,810,000,000	IDR	32,762,285
FR35, 12.90%, 6/15/22	66,582,000,000	IDR	10,749,045

TGB-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Indonesia (continued)
FR36, 11.50%, 9/15/19	30,075,000,000	IDR	$4,265,814
FR39, 11.75%, 8/15/23	5,491,000,000	IDR	853,664
FR40, 11.00%, 9/15/25	46,856,000,000	IDR	7,131,909
FR43, 10.25%, 7/15/22	68,340,000,000	IDR	9,664,855
FR44, 10.00%, 9/15/24	4,454,000,000	IDR	632,556
FR46, 9.50%, 7/15/23	226,780,000,000	IDR	31,058,927
FR48, 9.00%, 9/15/18	16,920,000,000	IDR	2,111,283
FR49, 9.00%, 9/15/13	35,030,000,000	IDR	3,758,831

			128,554,214

Ireland 8.7%
Government of Ireland,
4.60%, 4/18/16	6,813,000	EUR	9,597,469
5.50%, 10/18/17	28,845,000	EUR	41,853,880
5.90%, 10/18/19	20,597,000	EUR	29,831,191
4.50%, 4/18/20	19,512,000	EUR	25,952,088
5.00%, 10/18/20	58,588,000	EUR	80,134,639
senior bond, 4.50%, 10/18/18	8,090,000	EUR	11,149,505
senior bond, 4.40%, 6/18/19	20,943,000	EUR	27,919,932
senior bond, 5.40%, 3/13/25	32,362,000	EUR	43,729,172

			270,167,876

Israel 1.9%
Government of Israel,
5.00%, 3/31/13	64,475,000	ILS	17,413,827
3.50%, 9/30/13	154,649,000	ILS	41,966,598

			59,380,425

Lithuania 1.3%
[c]Government of Lithuania, 144A,
6.75%, 1/15/15	19,480,000		21,476,700
7.375%, 2/11/20	12,690,000		16,586,211
6.125%, 3/09/21	3,240,000		4,003,295

			42,066,206

Malaysia 2.2%
Government of Malaysia,
3.434%, 8/15/14	13,120,000	MYR	4,317,669
senior bond, 3.702%, 2/25/13	51,053,000	MYR	16,710,291
senior bond, 3.70%, 5/15/13	7,855,000	MYR	2,574,711
senior bond, 3.21%, 5/31/13	10,210,000	MYR	3,340,937
senior bond, 3.461%, 7/31/13	29,150,000	MYR	9,555,042
senior bond, 8.00%, 10/30/13	250,000	MYR	85,041
senior bond, 5.094%, 4/30/14	30,190,000	MYR	10,135,103
senior bond, 3.814%, 2/15/17	18,885,000	MYR	6,328,995
senior bond, 4.24%, 2/07/18	44,360,000	MYR	15,162,155

			68,209,944

Mexico 6.4%
Government of Mexico,
9.00%, 6/20/13	4,178,160	[d] MXN	33,222,489
8.00%, 12/19/13	10,300,200	[d] MXN	82,790,337
7.00%, 6/19/14	286,280	[d] MXN	2,300,944

TGB-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Mexico (continued)
9.50%, 12/18/14	1,774,400	[d] MXN	$15,051,575
8.00%, 12/17/15	726,000	[d] MXN	6,133,582
7.25%, 12/15/16	250,000	[d] MXN	2,103,388
7.75%, 12/14/17	4,473,000	[d] MXN	38,777,912
[b]Mexican Udibonos, Index Linked,
4.50%, 12/18/14	214,103	[e] MXN	1,779,864
5.00%, 6/16/16	548,493	[e] MXN	4,822,374
3.50%, 12/14/17	549,906	[e] MXN	4,752,926
4.00%, 6/13/19	377,442	[e] MXN	3,446,911
2.50%, 12/10/20	297,255	[e] MXN	2,517,324

			197,699,626

Norway 0.3%
Government of Norway, 6.50%, 5/15/13	49,400,000	NOK	9,042,480

Peru 0.2%
Government of Peru, senior bond, 7.84%, 8/12/20	11,090,000	PEN	5,473,659

Philippines 0.3%
Government of the Philippines,
senior bond, 5.25%, 1/07/13	61,770,000	PHP	1,505,228
senior bond, 8.75%, 3/03/13	163,600,000	PHP	4,028,772
senior bond, 7.00%, 1/27/16	53,190,000	PHP	1,417,361
senior bond, 9.125%, 9/04/16	31,840,000	PHP	903,637
senior note, 6.25%, 1/27/14	30,480,000	PHP	773,832

			8,628,830

Poland 8.4%
Government of Poland,
5.25%, 4/25/13	38,500,000	PLN	12,529,932
5.00%, 10/24/13	144,510,000	PLN	47,458,823
5.75%, 4/25/14	198,315,000	PLN	66,280,311
5.50%, 4/25/15	18,110,000	PLN	6,165,131
6.25%, 10/24/15	71,830,000	PLN	25,170,700
5.75%, 9/23/22	48,750,000	PLN	18,494,492
[f]FRN, 5.15%, 1/25/17	59,279,000	PLN	19,290,119
[f]FRN, 5.15%, 1/25/21	60,135,000	PLN	19,385,563
Strip, 7/25/13	76,175,000	PLN	24,226,582
Strip, 1/25/14	36,380,000	PLN	11,394,694
Strip, 7/25/14	33,100,000	PLN	10,205,655

			260,602,002

Russia 2.3%
[c]Government of Russia, senior bond, 144A, 7.50%, 3/31/30	54,898,675		70,305,988

Serbia 0.5%
[c]Government of Serbia, senior note, 144A,
5.25%, 11/21/17	4,590,000		4,782,206
7.25%, 9/28/21	9,670,000		11,143,031

			15,925,237

Singapore 0.9%
Government of Singapore, senior bond, 1.625%, 4/01/13	34,700,000	SGD	28,503,149

TGB-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Slovenia 0.3%
[c]Government of Slovenia, senior note, 144A, 5.50%, 10/26/22	8,140,000		$8,585,462

South Korea 10.9%
The Export-Import Bank of Korea, senior note,
4.625%, 2/20/17	230,000	EUR	339,861
[c]144A, 1.45%, 5/19/14	40,580,000	SEK	6,251,960
KDICB Redemption Fund Bond, senior bond, 08-1, 5.28%, 2/15/13	880,000,000	KRW	829,754
Korea Monetary Stabilization Bond,
senior bond, 3.76%, 6/02/13	3,684,270,000	KRW	3,477,778
senior bond, 3.90%, 8/02/13	54,619,320,000	KRW	51,682,816
senior bond, 3.59%, 10/02/13	5,898,020,000	KRW	5,578,352
senior bond, 3.48%, 12/02/13	10,110,910,000	KRW	9,563,957
senior bond, 3.47%, 2/02/14	20,416,550,000	KRW	19,331,619
senior bond, 3.59%, 4/02/14	20,432,530,000	KRW	19,395,785
senior note, 3.28%, 6/02/14	24,224,170,000	KRW	22,922,378
senior note, 2.82%, 8/02/14	31,785,420,000	KRW	29,883,295
senior note, 2.78%, 10/02/14	13,357,000,000	KRW	12,549,273
senior note, 2.84%, 12/02/14	4,725,090,000	KRW	4,443,978
Korea Treasury Bond,
senior bond, 3.75%, 6/10/13	57,125,360,000	KRW	53,935,394
senior bond, 3.00%, 12/10/13	87,529,850,000	KRW	82,449,635
senior bond, 5.00%, 9/10/16	2,806,000,000	KRW	2,825,463
senior note, 5.25%, 3/10/13	6,483,790,000	KRW	6,123,632
senior note, 3.25%, 12/10/14	6,323,500,000	KRW	5,992,309

			337,577,239

Sri Lanka 1.1%
Government of Sri Lanka,
A, 8.50%, 1/15/13	694,400,000	LKR	5,433,775
A, 13.50%, 2/01/13	674,300,000	LKR	5,289,268
A, 7.50%, 8/01/13	350,190,000	LKR	2,687,537
A, 7.00%, 3/01/14	43,380,000	LKR	322,695
A, 11.25%, 7/15/14	773,000,000	LKR	6,013,904
A, 11.75%, 3/15/15	8,520,000	LKR	66,592
A, 6.50%, 7/15/15	239,920,000	LKR	1,662,615
A, 11.00%, 8/01/15	1,349,700,000	LKR	10,357,706
A, 6.40%, 8/01/16	109,200,000	LKR	718,099
A, 5.80%, 1/15/17	112,300,000	LKR	712,028
B, 8.50%, 7/15/13	7,990,000	LKR	61,777
B, 11.75%, 4/01/14	68,370,000	LKR	535,513
B, 6.60%, 6/01/14	56,800,000	LKR	415,863
B, 6.40%, 10/01/16	119,100,000	LKR	779,709

			35,057,081

[g]Supranational 0.8%
European Investment Bank, senior note, 4.50%, 5/15/13	33,700,000	NOK	6,117,531
Inter-American Development Bank, senior note, 7.50%, 12/05/24	200,000,000	MXN	17,635,700

			23,753,231

TGB-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Foreign Government and Agency Securities (continued)
Sweden 3.5%
Government of Sweden,
1.50%, 8/30/13	313,400,000	SEK	$48,471,994
6.75%, 5/05/14	240,050,000	SEK	39,868,575
Kommuninvest I Sverige AB, 2.25%, 5/05/14	123,520,000	SEK	19,275,211

			107,615,780

Ukraine 3.2%
[c]Financing of Infrastructure Projects State Enterprise, 144A,
8.375%, 11/03/17	1,100,000		1,081,437
7.40%, 4/20/18	840,000		780,150
[c]Government of Ukraine,
144A, 9.25%, 7/24/17	25,000,000		27,187,500
144A, 7.75%, 9/23/20	17,227,000		17,738,556
senior bond, 144A, 7.65%, 6/11/13	760,000		767,562
senior bond, 144A, 6.58%, 11/21/16	12,541,000		12,568,590
senior bond, 144A, 7.80%, 11/28/22	4,720,000		4,767,200
senior note, 144A, 4.95%, 10/13/15	290,000	EUR	371,667
senior note, 144A, 6.25%, 6/17/16	8,760,000		8,699,775
senior note, 144A, 7.95%, 2/23/21	23,898,000		24,811,621

			98,774,058

Venezuela 0.4%
Government of Venezuela, 10.75%, 9/19/13	13,570,000		13,926,213

Vietnam 0.5%
[c]Government of Vietnam, 144A, 6.75%, 1/29/20	13,110,000		15,010,950

Total Foreign Government and Agency Securities (Cost $1,955,736,902)			2,138,936,223

Municipal Bonds (Cost $1,292,184) 0.1%
United States 0.1%
Bexar County Revenue, Venue Project, Refunding, Series A, BHAC Insured, 5.25%, 8/15/47	1,450,000		1,630,119

Total Investments before Short Term Investments (Cost $1,957,029,086)			2,140,566,342

Short Term Investments 27.4%
Foreign Government and Agency Securities 10.7%
Hungary 0.2%
[h]Hungary Treasury Bills, 1/23/13 - 9/18/13	1,123,220,000	HUF	4,946,853

Malaysia 5.1%
[h]Bank of Negara Monetary Note,
2/26/13	143,400,000	MYR	46,680,545
1/10/13 - 12/12/13	343,002,000	MYR	110,853,714
[h]Malaysia Treasury Bills, 1/25/13 - 5/31/13	2,170,000	MYR	705,513

			158,239,772

Mexico 0.0%†
[h]Mexican Cetes Treasury Bill, 9/19/13	1,486,000	MXN	1,119,283

Norway 1.4%
[h]Norway Treasury Bill, 3/20/13	242,890,000	NOK	43,555,981

Philippines 0.3%
[h]Philippine Treasury Bills, 2/20/13 - 12/11/13	324,910,000	PHP	7,886,828

TGB-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund	Principal Amount*		Value
Short Term Investments (continued)
Foreign Government and Agency Securities (continued)
Singapore 1.7%
[h]Singapore Treasury Bills, 1/10/13 - 11/01/13	63,236,000	SGD	$51,750,546

South Korea 1.4%
Korea Monetary Stabilization Bond,
senior bond, 3.38%, 5/09/13	21,273,320,000	KRW	20,042,973
senior note, 3.83%, 4/02/13	3,166,620,000	KRW	2,985,011
senior note, 3.28%, 6/09/13	20,958,260,000	KRW	19,746,963

			42,774,947

Sri Lanka 0.0%†
[h]Sri Lanka Treasury Bills, 8/02/13 - 10/11/13	26,280,000	LKR	191,619

Sweden 0.6%
[h]Sweden Treasury Bills, 3/20/13 - 6/19/13	122,460,000	SEK	18,790,894

Total Foreign Government and Agency Securities (Cost $322,491,892)			329,256,723

Total Investments before Repurchase Agreements (Cost $2,279,520,978)			2,469,823,065

Repurchase Agreements (Cost $513,775,280) 16.7%
United States 16.7%
[i]Joint Repurchase Agreement, 0.154%, 1/02/13 (Maturity Value $513,779,687)	513,775,280		513,775,280
BNP Paribas Securities Corp. (Maturity Value $66,883,840)
Credit Suisse Securities (USA) LLC (Maturity Value $83,607,368)
Deutsche Bank Securities Inc. (Maturity Value $53,946,867)
HSBC Securities (USA) Inc. (Maturity Value $150,491,208)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $66,883,840)
Morgan Stanley & Co. LLC (Maturity Value $25,082,724)
UBS Securities LLC (Maturity Value $66,883,840)

Collateralized by U.S. Government Agency Securities, 0.00% - 6.21%, 1/15/13 - 1/22/37;
U.S. Treasury Bonds, 11.25%, 2/15/15 and U.S. Treasury Notes, 0.25% - 2.00%, 11/30/13 - 9/15/15 (valued at $524,109,066)

Total Investments (Cost $2,793,296,258) 96.7%			2,983,598,345
Other Assets, less Liabilities 3.3%			103,089,326

Net Assets 100.0%			$3,086,687,671

See Abbreviations on page TGB-38.

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aPrincipal amount is stated in 1,000 Brazilian Real Units.

bRedemption price at maturity is adjusted for inflation. See Note 1(g).

cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2012, the aggregate value of these securities was $265,563,711, representing 8.60% of net assets.

dPrincipal amount is stated in 100 Mexican Peso Units.

ePrincipal amount is stated in Unidad de Inversion Units.

fThe coupon rate shown represents the rate at period end.

gA supranational organization is an entity formed by two or more central governments through international treaties.

hThe security is traded on a discount basis with no stated coupon rate.

iSee Note 1(c) regarding joint repurchase agreement.

TGB-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

At December 31, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	2,285,618	2,971,738		1/07/13	$—	$(44,556)
Japanese Yen	DBAB	Sell	770,370,000	10,132,981		1/07/13	1,252,618	—
Philippine Peso	DBAB	Buy	116,930,000	2,810,142		1/07/13	37,966	—
Swedish Krona	DBAB	Buy	136,332,733	15,072,885	EUR	1/09/13	1,074,034	—
Euro	CITI	Sell	5,040,000	6,455,232		1/10/13	—	(196,157)
Japanese Yen	CITI	Sell	138,680,000	1,817,801		1/10/13	219,140	—
Euro	UBSW	Sell	13,846,000	17,710,419		1/11/13	—	(562,590)
Euro	BZWS	Sell	1,726,000	2,208,503		1/11/13	—	(69,354)
Indian Rupee	DBAB	Buy	79,423,000	1,496,712		1/11/13	—	(52,482)
Japanese Yen	UBSW	Sell	138,650,000	1,816,574		1/11/13	218,245	—
Japanese Yen	BZWS	Sell	277,330,000	3,636,161		1/11/13	439,158	—
Chilean Peso	MSCO	Buy	2,254,600,000	4,282,241		1/14/13	417,878	—
Euro	DBAB	Sell	9,460,000	12,147,586		1/14/13	—	(337,419)
Euro	JPHQ	Sell	937,000	1,195,097		1/14/13	—	(41,526)
Indian Rupee	JPHQ	Buy	127,745,000	2,376,894		1/14/13	—	(55,454)
Indian Rupee	DBAB	Buy	40,128,000	746,227		1/14/13	—	(17,003)
Japanese Yen	HSBC	Sell	536,380,000	7,016,275		1/15/13	832,787	—
Japanese Yen	DBAB	Sell	139,110,000	1,822,720		1/15/13	219,034	—
Japanese Yen	BZWS	Sell	394,150,000	5,155,995		1/15/13	612,160	—
Japanese Yen	UBSW	Sell	313,510,000	4,098,599		1/15/13	484,397	—
Philippine Peso	JPHQ	Buy	24,594,000	592,941		1/15/13	6,182	—
Euro	DBAB	Sell	4,856,000	6,190,429		1/17/13	—	(218,539)
Indian Rupee	JPHQ	Buy	39,422,000	738,918		1/22/13	—	(23,736)
Philippine Peso	DBAB	Buy	41,372,000	944,609		1/22/13	63,349	—
Philippine Peso	JPHQ	Buy	165,119,000	3,774,321		1/22/13	248,524	—
Chilean Peso	DBAB	Buy	2,227,910,000	4,372,309		1/24/13	265,402	—
Chilean Peso	DBAB	Buy	3,160,140,000	6,228,629		1/25/13	348,693	—
Chilean Peso	DBAB	Buy	1,967,720,000	3,888,467		1/28/13	205,235	—
Euro	CITI	Sell	4,998,400	6,496,071		1/28/13	—	(101,498)
Indian Rupee	DBAB	Buy	119,627,000	2,168,727		1/28/13	—	(1,244)
Japanese Yen	BZWS	Sell	1,079,470,000	13,980,961		1/28/13	1,535,254	—
Japanese Yen	DBAB	Sell	897,860,782	11,614,224		1/28/13	1,262,373	—
Japanese Yen	UBSW	Sell	944,420,000	12,212,064		1/28/13	1,323,411	—
Japanese Yen	HSBC	Sell	1,162,462,488	15,025,301		1/28/13	1,622,736	—
Philippine Peso	HSBC	Buy	154,149,000	3,555,589		1/28/13	200,356	—
Chilean Peso	DBAB	Buy	635,690,000	1,256,255		1/29/13	66,061	—
Indian Rupee	HSBC	Buy	213,392,000	3,929,184		1/29/13	—	(63,620)
Indian Rupee	DBAB	Buy	208,500,000	3,839,107		1/29/13	—	(62,162)
Chilean Peso	JPHQ	Buy	675,370,000	1,331,434		1/30/13	73,216	—
Chilean Peso	DBAB	Buy	1,271,380,000	2,489,241		1/30/13	155,005	—
Chilean Peso	DBAB	Buy	1,186,400,000	2,319,453		1/31/13	147,747	—
Euro	DBAB	Sell	31,205,000	41,000,250		1/31/13	—	(189,450)
Indian Rupee	DBAB	Buy	440,314,000	8,069,310		1/31/13	—	(96,098)
Indian Rupee	HSBC	Buy	317,880,000	5,827,154		1/31/13	—	(70,979)
Philippine Peso	DBAB	Buy	128,745,000	2,983,662		1/31/13	153,374	—
Euro	UBSW	Sell	5,540,000	7,266,264		2/01/13	—	(46,438)
Chilean Peso	MSCO	Buy	1,963,430,000	3,895,496		2/04/13	185,581	—
Euro	BZWS	Sell	11,267,311	13,901,327		2/04/13	—	(971,700)
Philippine Peso	DBAB	Buy	155,800,000	3,620,393		2/04/13	175,749	—
Philippine Peso	HSBC	Buy	99,500,000	2,313,200		2/04/13	111,165	—

TGB-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Indian Rupee	JPHQ	Buy	21,500,000	414,827		2/06/13	$—	$(25,892)
Philippine Peso	HSBC	Buy	84,800,000	1,970,535		2/06/13	95,624	—
Philippine Peso	JPHQ	Buy	60,500,000	1,408,287		2/07/13	65,789	—
Singapore Dollar	DBAB	Buy	6,207,000	4,999,597		2/07/13	81,881	—
Singapore Dollar	HSBC	Buy	6,206,000	4,996,779		2/07/13	83,880	—
Euro	CITI	Sell	6,572,000	8,595,650		2/08/13	—	(79,785)
Euro	UBSW	Sell	4,929,000	6,444,175		2/08/13	—	(62,402)
Euro	HSBC	Sell	1,800,000	2,355,858		2/08/13	—	(20,250)
Singapore Dollar	DBAB	Buy	12,363,000	9,948,339		2/08/13	172,865	—
Chilean Peso	DBAB	Buy	1,145,000,000	2,306,143		2/11/13	71,744	—
Chilean Peso	MSCO	Buy	964,250,000	1,951,923		2/11/13	50,590	—
Euro	DBAB	Sell	28,210,000	37,280,037		2/11/13	40,197	—
Euro	JPHQ	Sell	300,000	397,358		2/11/13	1,329	—
Euro	BZWS	Sell	1,412,000	1,873,724		2/11/13	9,752	—
Polish Zloty	DBAB	Buy	17,528,000	4,057,877	EUR	2/11/13	286,497	—
Polish Zloty	BZWS	Buy	17,528,000	4,052,717	EUR	2/11/13	293,309	—
Japanese Yen	HSBC	Sell	413,563,000	5,406,052		2/12/13	637,357	—
Japanese Yen	MSCO	Sell	394,373,000	5,153,417		2/12/13	605,997	—
Chilean Peso	BZWS	Buy	1,142,900,000	2,305,628		2/13/13	67,314	—
Chilean Peso	MSCO	Buy	2,590,220,000	5,248,673		2/13/13	129,263	—
Euro	UBSW	Sell	657,000	874,290		2/13/13	6,974	—
Singapore Dollar	BZWS	Buy	1,717,028	1,383,919		2/13/13	21,759	—
Euro	DBAB	Sell	1,738,000	2,296,246		2/14/13	1,865	—
Malaysian Ringgit	DBAB	Buy	97,443,480	31,832,831		2/14/13	—	(70,092)
Polish Zloty	DBAB	Buy	17,528,000	4,026,463	EUR	2/14/13	326,272	—
Singapore Dollar	HSBC	Buy	10,521,600	8,478,324		2/14/13	135,383	—
Chilean Peso	DBAB	Buy	2,188,820,000	4,399,461		2/15/13	143,953	—
Japanese Yen	DBAB	Sell	123,057,280	1,593,470		2/15/13	174,494	—
Japanese Yen	JPHQ	Sell	144,920,000	1,877,932		2/15/13	206,857	—
Euro	JPHQ	Sell	1,971,000	2,601,326		2/19/13	—	(754)
Euro	UBSW	Sell	1,971,000	2,603,395		2/19/13	1,315	—
Malaysian Ringgit	HSBC	Buy	4,899,000	1,590,275		2/19/13	6,078	—
Singapore Dollar	BZWS	Buy	4,886,000	3,925,444		2/19/13	74,572	—
Singapore Dollar	DBAB	Buy	7,334,000	5,843,825		2/19/13	160,293	—
Chilean Peso	JPHQ	Buy	1,055,800,000	2,137,247		2/21/13	52,702	—
Euro	UBSW	Sell	2,038,000	2,694,603		2/21/13	4,025	—
Chilean Peso	JPHQ	Buy	1,792,000,000	3,587,588		2/22/13	128,938	—
Japanese Yen	HSBC	Sell	385,460,000	4,891,624		2/22/13	446,650	—
Chilean Peso	DBAB	Buy	1,455,470,000	2,902,233		2/25/13	115,233	—
Chilean Peso	CITI	Buy	2,285,090,000	4,587,613		2/25/13	149,814	—
Chilean Peso	MSCO	Buy	2,254,540,000	4,501,428		2/25/13	172,663	—
Japanese Yen	JPHQ	Sell	385,700,000	4,865,342		2/25/13	417,502	—
Singapore Dollar	DBAB	Buy	4,765,000	3,811,085		2/25/13	89,872	—
Chilean Peso	DBAB	Buy	1,435,490,000	2,842,329		2/26/13	133,350	—
Indian Rupee	HSBC	Buy	143,891,000	2,570,974		2/26/13	23,409	—
Indian Rupee	DBAB	Buy	124,700,000	2,220,046		2/26/13	28,320	—
Chilean Peso	MSCO	Buy	1,559,200,000	3,118,400		2/27/13	113,326	—
Indian Rupee	DBAB	Buy	25,000,000	451,101		2/27/13	—	(420)
Japanese Yen	BZWS	Sell	890,300,000	11,373,275		2/27/13	1,106,306	—
Chilean Peso	JPHQ	Buy	593,800,000	1,184,284		2/28/13	46,324	—
Chilean Peso	DBAB	Buy	2,094,920,000	4,164,023		2/28/13	177,548	—
Euro	DBAB	Sell	1,530,900	2,059,581		2/28/13	38,360	—

TGB-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	DBAB	Buy	2,980,000	2,376,585	2/28/13	$63,048	$—
Chilean Peso	BZWS	Buy	3,010,700,000	6,047,240	3/01/13	191,453	—
Chilean Peso	DBAB	Buy	790,050,000	1,575,217	3/01/13	61,904	—
Euro	DBAB	Sell	2,579,651	3,473,500	3/01/13	67,603	—
Japanese Yen	JPHQ	Sell	401,100,000	5,020,025	3/01/13	394,458	—
Japanese Yen	HSBC	Sell	400,800,000	5,012,663	3/01/13	390,556	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,504,934	3/04/13	92,474	—
Indian Rupee	HSBC	Buy	251,448,000	4,544,802	3/04/13	—	(15,840)
Indian Rupee	DBAB	Buy	217,594,000	3,932,197	3/04/13	—	(12,996)
Japanese Yen	UBSW	Sell	447,200,000	5,579,712	3/04/13	422,376	—
Euro	DBAB	Sell	1,536,000	2,051,405	3/05/13	23,357	—
Chilean Peso	DBAB	Buy	1,253,970,000	2,521,810	3/06/13	74,907	—
Indian Rupee	DBAB	Buy	88,183,000	1,582,686	3/06/13	5,052	—
Chilean Peso	DBAB	Buy	1,328,230,000	2,671,420	3/07/13	78,709	—
Euro	BZWS	Sell	3,441,044	4,564,545	3/07/13	21,100	—
Indian Rupee	DBAB	Buy	160,277,000	2,896,799	3/07/13	—	(11,525)
Chilean Peso	DBAB	Buy	1,320,220,000	2,629,920	3/08/13	103,261	—
Euro	CITI	Sell	31,404,613	41,303,033	3/08/13	—	(163,009)
Euro	DBAB	Sell	21,480,000	28,273,909	3/08/13	—	(87,866)
Euro	MSCO	Sell	5,225,000	6,874,559	3/08/13	—	(24,430)
Euro	HSBC	Sell	1,844,000	2,428,087	3/08/13	—	(6,695)
Mexican Peso	HSBC	Buy	135,500,950	10,103,190	3/08/13	377,193	—
Chilean Peso	MSCO	Buy	662,100,000	1,294,428	3/11/13	75,736	—
Euro	BZWS	Sell	3,785,232	4,977,202	3/11/13	—	(20,886)
Indian Rupee	HSBC	Buy	42,784,000	774,581	3/11/13	—	(4,947)
Indian Rupee	DBAB	Buy	43,392,000	783,957	3/11/13	—	(3,385)
Singapore Dollar	CITI	Buy	21,075,381	16,733,000	3/11/13	520,830	—
Chilean Peso	DBAB	Buy	1,284,460,000	2,521,021	3/13/13	136,364	—
Indian Rupee	HSBC	Buy	108,000,000	1,960,571	3/13/13	—	(18,474)
Euro	BZWS	Sell	1,161,439	1,524,273	3/15/13	—	(9,370)
Japanese Yen	CITI	Sell	286,112,008	3,474,763	3/15/13	174,857	—
Chilean Peso	DBAB	Buy	2,600,220,000	5,142,840	3/18/13	233,116	—
Indian Rupee	DBAB	Buy	108,614,000	1,968,073	3/18/13	—	(16,689)
Singapore Dollar	BZWS	Buy	21,427,761	17,439,375	3/18/13	102,988	—
Euro	CITI	Sell	861,168	1,130,826	3/19/13	—	(6,361)
Japanese Yen	MSCO	Sell	575,230,000	6,940,377	3/19/13	305,664	—
Japanese Yen	CITI	Sell	407,702,000	4,906,161	3/19/13	203,719	—
Singapore Dollar	JPHQ	Buy	5,740,000	4,701,835	3/19/13	—	(2,641)
Singapore Dollar	DBAB	Buy	7,978,100	6,300,324	3/19/13	231,147	—
Singapore Dollar	HSBC	Buy	9,120,000	7,216,903	3/19/13	249,413	—
Indian Rupee	DBAB	Buy	98,937,000	1,778,515	3/20/13	—	(1,629)
Chilean Peso	JPHQ	Buy	1,065,000,000	2,134,269	3/21/13	66,743	—
Euro	BZWS	Sell	744,197	987,847	3/21/13	5,104	—
Singapore Dollar	DBAB	Buy	8,589,700	6,848,748	3/21/13	183,430	—
Singapore Dollar	HSBC	Buy	6,864,000	5,471,939	3/21/13	147,451	—
Indian Rupee	JPHQ	Buy	79,054,000	1,429,031	3/25/13	—	(10,513)
Japanese Yen	BZWS	Sell	242,774,840	2,918,598	3/25/13	118,282	—
Euro	DBAB	Sell	2,736,000	3,609,058	3/26/13	—	(4,114)
Euro	CITI	Sell	1,532,964	2,022,531	3/26/13	—	(1,906)
Malaysian Ringgit	DBAB	Buy	16,025,000	5,123,821	3/26/13	85,683	—
Malaysian Ringgit	HSBC	Buy	7,634,000	2,442,177	3/26/13	39,530	—
Singapore Dollar	FBCO	Buy	10,578,000	8,407,248	3/26/13	252,720	—

TGB-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Singapore Dollar	MSCO	Buy	10,570,700	8,356,285		3/26/13	$297,708	$—
Euro	MSCO	Sell	4,020,000	5,180,494		3/28/13	—	(128,432)
Indian Rupee	HSBC	Buy	80,337,000	1,450,650		3/28/13	—	(9,886)
Chilean Peso	DBAB	Buy	1,252,750,000	2,474,812		3/29/13	111,475	—
Chilean Peso	DBAB	Buy	1,330,940,000	2,619,445		4/03/13	126,389	—
Euro	DBAB	Sell	6,200,000	8,281,092		4/04/13	92,645	—
Philippine Peso	DBAB	Buy	116,881,000	2,812,411		4/05/13	34,227	—
Euro	HSBC	Sell	8,692,000	11,450,841		4/10/13	—	(29,509)
Philippine Peso	JPHQ	Buy	61,767,000	1,488,505		4/10/13	15,674	—
Philippine Peso	DBAB	Buy	191,936,000	4,625,967		4/10/13	48,147	—
Euro	DBAB	Sell	7,243,000	9,500,353		4/11/13	—	(66,258)
Euro	UBSW	Sell	4,346,000	5,697,910		4/11/13	—	(42,321)
Philippine Peso	HSBC	Buy	95,809,000	2,306,372		4/11/13	26,764	—
Euro	JPHQ	Sell	3,907,000	5,129,696		4/12/13	—	(30,751)
Indian Rupee	DBAB	Buy	159,915,000	2,944,133		4/12/13	—	(83,587)
Philippine Peso	JPHQ	Buy	108,152,000	2,598,621		4/12/13	35,036	—
Chilean Peso	MSCO	Buy	2,645,530,000	5,215,436		4/15/13	233,395	—
Indian Rupee	DBAB	Buy	342,913,000	6,270,466		4/15/13	—	(139,585)
Philippine Peso	HSBC	Buy	76,252,000	1,838,372		4/15/13	18,357	—
Euro	HSBC	Sell	6,919,000	9,154,010		4/16/13	14,892	—
Indian Rupee	JPHQ	Buy	230,330,000	4,224,533		4/16/13	—	(107,200)
Indian Rupee	JPHQ	Buy	226,092,000	4,132,629		4/18/13	—	(92,422)
Chilean Peso	MSCO	Buy	2,370,410,000	4,677,210		4/19/13	202,260	—
Malaysian Ringgit	JPHQ	Buy	4,069,213	1,307,000		4/19/13	13,712	—
Indian Rupee	JPHQ	Buy	112,941,000	2,069,407		4/22/13	—	(52,546)
Indian Rupee	DBAB	Buy	79,271,000	1,450,614		4/22/13	—	(35,020)
Japanese Yen	CITI	Sell	261,800,000	3,238,255		4/22/13	217,769	—
Japanese Yen	BZWS	Sell	261,900,000	3,240,535		4/22/13	218,894	—
Euro	DBAB	Sell	4,545,000	5,997,128		4/23/13	—	(6,651)
Malaysian Ringgit	JPHQ	Buy	11,659,000	3,741,416		4/23/13	41,636	—
Euro	BZWS	Sell	4,954,399	6,451,668		4/25/13	—	(93,040)
Indian Rupee	DBAB	Buy	160,601,000	2,864,754		4/26/13	1,264	—
Chilean Peso	JPHQ	Buy	1,501,938,000	2,965,912		4/29/13	121,525	—
Chilean Peso	CITI	Buy	2,420,966,000	4,793,992		4/29/13	182,632	—
Indian Rupee	JPHQ	Buy	136,582,000	2,450,561		4/29/13	—	(14,411)
Euro	BZWS	Sell	6,575,679	8,734,474		4/30/13	47,648	—
Indian Rupee	JPHQ	Buy	113,782,000	2,037,388		4/30/13	—	(8,254)
Indian Rupee	DBAB	Buy	71,377,981	1,277,184		4/30/13	—	(4,263)
Swedish Krona	BZWS	Buy	122,773,200	13,605,940	EUR	4/30/13	861,891	—
Euro	MSCO	Sell	1,259,000	1,661,930		5/07/13	—	(1,391)
Euro	FBCO	Sell	1,731,000	2,285,526		5/07/13	—	(1,375)
Euro	BZWS	Sell	1,259,000	1,664,209		5/07/13	888	—
Euro	DBAB	Sell	2,045,000	2,695,351		5/08/13	—	(6,416)
Euro	DBAB	Sell	1,259,000	1,643,184		5/10/13	—	(20,186)
Euro	UBSW	Sell	629,000	820,987		5/10/13	—	(10,038)
Japanese Yen	CITI	Sell	733,721,000	9,247,923		5/10/13	781,412	—
Chilean Peso	MSCO	Buy	1,150,200,000	2,250,220		5/13/13	109,588	—
Euro	CITI	Sell	5,658,426	7,373,382		5/13/13	—	(102,657)
Japanese Yen	UBSW	Sell	366,681,000	4,636,983		5/13/13	405,691	—
Japanese Yen	DBAB	Sell	490,555,000	6,201,707		5/13/13	540,978	—
Japanese Yen	CITI	Sell	366,680,000	4,613,923		5/14/13	382,607	—
Euro	BZWS	Sell	2,270,980	2,929,110		5/16/13	—	(71,448)

TGB-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	1,812,000	2,323,618		5/20/13	$—	$(70,601)
Euro	BZWS	Sell	7,956,126	10,174,038		5/21/13	—	(338,598)
Euro	DBAB	Sell	2,642,000	3,368,814		5/21/13	—	(122,129)
Chilean Peso	MSCO	Buy	420,740,000	804,474		5/22/13	57,663	—
Euro	BZWS	Sell	3,419,406	4,377,866		5/22/13	—	(140,329)
Malaysian Ringgit	HSBC	Buy	298,500	93,568		5/22/13	3,100	—
Euro	JPHQ	Sell	4,730,771	6,068,562		5/23/13	—	(182,451)
Malaysian Ringgit	HSBC	Buy	1,229,300	397,793		5/28/13	150	—
Euro	BZWS	Sell	2,836,669	3,594,485		5/29/13	—	(153,973)
Euro	DBAB	Sell	463,000	586,042		5/29/13	—	(25,780)
Euro	BZWS	Sell	4,907,308	6,102,238		6/05/13	—	(382,870)
Euro	DBAB	Sell	785,200	976,734		6/05/13	—	(60,924)
Euro	BZWS	Sell	2,203,083	2,756,718		6/06/13	—	(154,730)
Euro	DBAB	Sell	2,033,100	2,544,628		6/07/13	—	(142,208)
Euro	DBAB	Sell	8,105,300	10,281,573		6/11/13	—	(430,376)
Polish Zloty	CITI	Buy	5,990,000	1,327,218	EUR	6/11/13	155,117	—
Polish Zloty	DBAB	Buy	30,704,000	6,820,838	EUR	6/11/13	771,740	—
Swedish Krona	MSCO	Buy	55,369,800	6,068,987	EUR	6/11/13	467,633	—
Swedish Krona	DBAB	Buy	41,300,000	4,543,554	EUR	6/11/13	326,690	—
Euro	DBAB	Sell	8,383,000	10,574,484		6/13/13	—	(504,690)
Swedish Krona	MSCO	Buy	27,990,100	3,073,741	EUR	6/13/13	228,499	—
Swedish Krona	BZWS	Buy	24,372,000	2,707,398	EUR	6/13/13	158,018	—
Japanese Yen	CITI	Sell	310,702,000	3,930,002		6/14/13	343,702	—
Euro	BZWS	Sell	1,124,367	1,422,774		6/20/13	—	(63,318)
South Korean Won	DBAB	Buy	21,440,000,000	18,216,577		6/27/13	1,749,236	—
Malaysian Ringgit	JPHQ	Buy	14,772,000	4,561,653		6/28/13	210,369	—
Swedish Krona	UBSW	Buy	302,991,000	33,837,108	EUR	6/28/13	1,708,670	—
Malaysian Ringgit	DBAB	Buy	18,006,622	5,569,633		7/12/13	242,455	—
Malaysian Ringgit	DBAB	Buy	13,610,000	4,212,709		7/15/13	179,479	—
Euro	MSCO	Sell	9,679,000	11,861,324		7/16/13	—	(935,046)
Euro	UBSW	Sell	8,965,000	10,985,711		7/16/13	—	(866,697)
Euro	BZWS	Sell	2,243,000	2,748,348		7/16/13	—	(217,068)
Euro	UBSW	Sell	8,965,000	11,027,847		7/18/13	—	(824,819)
Euro	BZWS	Sell	3,518,000	4,330,482		7/18/13	—	(320,681)
Malaysian Ringgit	DBAB	Buy	11,455,000	2,886,190	EUR	7/18/13	—	(119,769)
Malaysian Ringgit	DBAB	Buy	2,637,000	817,852		7/18/13	33,004	—
Euro	BZWS	Sell	2,638,000	3,257,930		7/19/13	—	(229,819)
Euro	MSCO	Sell	12,182,000	15,014,010		7/22/13	—	(1,092,564)
Euro	DBAB	Sell	1,935,000	2,384,800		7/22/13	—	(173,583)
Malaysian Ringgit	DBAB	Buy	12,933,000	3,266,734	EUR	7/22/13	—	(147,171)
Malaysian Ringgit	DBAB	Buy	4,160,000	1,299,513		7/22/13	42,437	—
Euro	DBAB	Sell	1,759,000	2,165,048		7/23/13	—	(160,660)
Malaysian Ringgit	DBAB	Buy	16,628,000	4,242,270	EUR	7/25/13	—	(246,172)
Malaysian Ringgit	DBAB	Buy	5,058,000	1,571,686		7/25/13	59,655	—
Euro	CITI	Sell	1,935,410	2,512,356		7/26/13	—	(46,681)
Malaysian Ringgit	JPHQ	Buy	16,628,000	4,239,782	EUR	7/29/13	—	(244,395)
Malaysian Ringgit	JPHQ	Buy	5,318,000	1,645,879		7/29/13	68,913	—
Euro	JPHQ	Sell	11,263,000	13,984,141		7/31/13	—	(908,824)
Euro	DBAB	Sell	11,263,000	14,002,162		7/31/13	—	(890,803)
Malaysian Ringgit	HSBC	Buy	3,005,000	938,300		7/31/13	30,549	—
Euro	UBSW	Sell	11,263,000	13,862,500		8/01/13	—	(1,030,626)
Euro	BZWS	Sell	282,898	348,064		8/01/13	—	(26,013)

TGB-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	HSBC	Sell	11,263,000	13,936,273		8/02/13	$—	$(957,015)
Euro	BZWS	Sell	2,762,518	3,415,149		8/05/13	—	(237,902)
Euro	JPHQ	Sell	5,724,900	6,999,406		8/06/13	—	(571,072)
Malaysian Ringgit	JPHQ	Buy	1,100,000	346,533		8/06/13	7,995	—
Euro	CITI	Sell	1,210,637	1,511,093		8/08/13	—	(89,861)
Euro	JPHQ	Sell	6,343,900	7,918,075		8/09/13	—	(471,228)
Euro	DBAB	Sell	4,845,000	6,054,603		8/09/13	—	(352,524)
Euro	CITI	Sell	351,512	439,288		8/09/13	—	(25,559)
South Korean Won	HSBC	Buy	21,363,430,000	18,697,208		8/09/13	1,151,233	—
Euro	GSCO	Sell	2,166,000	2,689,847		8/12/13	—	(174,609)
Malaysian Ringgit	HSBC	Buy	6,100,000	1,936,692		8/12/13	28,630	—
South Korean Won	HSBC	Buy	11,980,000,000	818,171,884	JPY	8/12/13	1,679,240	—
Euro	GSCO	Sell	4,115,000	5,093,959		8/14/13	—	(348,097)
Euro	MSCO	Sell	1,962,500	2,500,765		8/15/13	—	(94,655)
Singapore Dollar	HSBC	Buy	3,667,000	2,945,169		8/15/13	57,124	—
Euro	BZWS	Sell	6,281,000	7,796,385		8/16/13	—	(510,369)
Euro	BZWS	Sell	7,066,000	8,714,321		8/19/13	—	(630,917)
Japanese Yen	DBAB	Sell	838,612,000	10,710,797		8/19/13	1,024,619	—
Polish Zloty	DBAB	Buy	59,155,000	13,912,277	EUR	8/19/13	362,780	—
Singapore Dollar	HSBC	Buy	3,667,000	2,945,382		8/19/13	56,911	—
Euro	JPHQ	Sell	7,851,000	9,758,557		8/20/13	—	(625,006)
Euro	BZWS	Sell	6,280,000	7,774,012		8/20/13	—	(531,781)
Euro	DBAB	Sell	3,964,000	4,908,907		8/20/13	—	(333,795)
Japanese Yen	JPHQ	Sell	377,047,000	4,776,828		8/20/13	421,796	—
Japanese Yen	HSBC	Sell	1,621,372,000	20,549,708		8/20/13	1,822,261	—
Japanese Yen	UBSW	Sell	758,781,000	9,637,150		8/20/13	872,948	—
Japanese Yen	BZWS	Sell	376,247,000	4,759,608		8/22/13	413,724	—
Euro	BZWS	Sell	2,680,925	3,357,054		8/23/13	—	(188,795)
Japanese Yen	CITI	Sell	751,731,000	9,510,165		8/23/13	827,118	—
Japanese Yen	DBAB	Sell	371,821,000	4,706,893		8/23/13	412,086	—
Japanese Yen	HSBC	Sell	746,218,000	9,450,822		8/23/13	831,455	—
Euro	UBSW	Sell	13,581,483	16,993,151		8/26/13	—	(970,598)
Euro	BZWS	Sell	8,738,369	10,947,778		8/26/13	—	(610,155)
Japanese Yen	JPHQ	Sell	750,133,000	9,515,832		8/26/13	850,969	—
Japanese Yen	BZWS	Sell	1,085,075,000	13,771,735		8/26/13	1,237,923	—
Japanese Yen	UBSW	Sell	937,086,000	11,878,388		8/26/13	1,054,012	—
Malaysian Ringgit	HSBC	Buy	1,223,000	385,951		8/26/13	7,755	—
Singapore Dollar	DBAB	Buy	4,782,000	3,830,503		8/26/13	84,676	—
Swedish Krona	UBSW	Buy	30,000,000	3,540,032	EUR	8/26/13	—	(89,216)
Euro	HSBC	Sell	18,537,726	23,382,561		8/27/13	—	(1,136,903)
Euro	JPHQ	Sell	8,806,308	11,099,031		8/27/13	—	(548,890)
Euro	CITI	Sell	6,136,805	7,760,297		8/27/13	—	(356,727)
Japanese Yen	HSBC	Sell	1,247,125,000	15,947,890		8/27/13	1,542,070	—
Japanese Yen	DBAB	Sell	685,950,000	8,769,048		8/27/13	845,486	—
Japanese Yen	JPHQ	Sell	751,903,000	9,617,895		8/27/13	932,495	—
Malaysian Ringgit	HSBC	Buy	2,087,700	663,057		8/27/13	8,971	—
Malaysian Ringgit	JPHQ	Buy	8,340,000	2,649,301		8/27/13	35,335	—
Singapore Dollar	DBAB	Buy	5,952,000	4,795,746		8/27/13	77,351	—
Euro	DBAB	Sell	1,058,312	1,330,145		8/28/13	—	(69,678)
Euro	JPHQ	Sell	6,190,317	7,798,097		8/29/13	—	(389,884)
Japanese Yen	JPHQ	Sell	372,662,000	4,759,868		8/30/13	455,030	—
Singapore Dollar	DBAB	Buy	2,980,000	2,384,572		8/30/13	55,251	—

TGB-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	DBAB	Sell	541,000	682,607		9/04/13	$—	$(33,025)
Euro	DBAB	Sell	1,191,000	1,505,638		9/10/13	—	(69,912)
Euro	BZWS	Sell	1,033,224	1,308,010		9/10/13	—	(58,822)
Euro	DBAB	Sell	8,105,300	10,410,447		9/11/13	—	(312,012)
Euro	BZWS	Sell	1,012,110	1,299,225		9/12/13	—	(39,704)
Euro	JPHQ	Sell	541,000	697,890		9/13/13	—	(17,812)
Euro	BZWS	Sell	2,890,070	3,741,629		9/16/13	—	(81,837)
Euro	UBSW	Sell	2,694,506	3,486,152		9/17/13	—	(78,629)
Japanese Yen	BZWS	Sell	285,057,504	3,654,583		9/18/13	361,056	—
Euro	BZWS	Sell	678,250	893,459		9/19/13	—	(3,873)
Singapore Dollar	JPHQ	Buy	5,686,000	4,648,463		9/19/13	6,851	—
Euro	DBAB	Sell	8,070,000	10,481,881		9/24/13	—	(195,389)
Euro	BZWS	Sell	1,647,381	2,141,233		9/24/13	—	(38,387)
Philippine Peso	DBAB	Buy	165,158,000	3,950,959		9/24/13	61,951	—
Euro	DBAB	Sell	3,753,000	4,862,049		9/26/13	—	(103,585)
Malaysian Ringgit	HSBC	Buy	11,490,000	3,685,646		9/26/13	6,435	—
Malaysian Ringgit	DBAB	Buy	3,068,000	983,649		9/26/13	2,191	—
South Korean Won	HSBC	Buy	9,530,000,000	8,390,562		9/26/13	440,680	—
Euro	BZWS	Sell	12,170,000	15,836,213		9/27/13	—	(266,219)
Japanese Yen	JPHQ	Sell	285,510,329	3,393,781		9/27/13	94,709	—
Euro	DBAB	Sell	14,880,000	19,211,159		9/30/13	—	(477,715)
Euro	HSBC	Sell	5,430,000	6,985,586		9/30/13	—	(199,265)
Japanese Yen	JPHQ	Sell	172,207,000	2,223,676		9/30/13	233,739	—
Philippine Peso	HSBC	Buy	49,600,000	1,182,698		9/30/13	22,233	—
Philippine Peso	HSBC	Buy	39,700,000	951,787		10/03/13	12,488	—
Swedish Krona	DBAB	Buy	445,104,500	67,246,487		10/03/13	855,693	—
Philippine Peso	DBAB	Buy	195,560,000	4,678,469		10/04/13	71,239	—
Philippine Peso	HSBC	Buy	156,866,000	3,760,512		10/04/13	49,407	—
Euro	UBSW	Sell	6,370,000	8,249,978		10/07/13	—	(179,433)
Philippine Peso	HSBC	Buy	233,867,000	5,623,290		10/07/13	55,889	—
Euro	DBAB	Sell	12,680,000	16,621,324		10/09/13	—	(158,540)
Mexican Peso	DBAB	Buy	259,112,000	19,491,631		10/11/13	117,928	—
Philippine Peso	JPHQ	Buy	76,627,000	1,844,611		10/11/13	15,782	—
Philippine Peso	HSBC	Buy	134,895,000	3,245,711		10/11/13	29,345	—
Malaysian Ringgit	DBAB	Buy	16,369,588	5,226,922		10/16/13	27,901	—
Philippine Peso	DBAB	Buy	45,732,000	1,098,825		10/16/13	11,182	—
Euro	HSBC	Sell	12,569,000	16,339,700		10/17/13	—	(295,020)
Malaysian Ringgit	JPHQ	Buy	8,104,000	2,608,724		10/18/13	—	(7,504)
Chilean Peso	CITI	Buy	921,291,798	1,863,454		10/21/13	—	(10,407)
Malaysian Ringgit	HSBC	Buy	14,613,000	4,744,172		10/22/13	—	(54,616)
Malaysian Ringgit	DBAB	Buy	10,811,000	3,486,857		10/23/13	—	(17,596)
Malaysian Ringgit	HSBC	Buy	7,209,825	2,325,000		10/24/13	—	(11,473)
Euro	BZWS	Sell	649,907	847,752		10/25/13	—	(12,472)
Chilean Peso	BZWS	Buy	199,342,000	395,834		10/29/13	4,720	—
Chilean Peso	DBAB	Buy	398,486,000	789,550		10/29/13	11,160	—
Euro	DBAB	Sell	3,319,244	4,295,849		10/31/13	—	(97,885)
Malaysian Ringgit	JPHQ	Buy	7,468,000	2,411,911		10/31/13	—	(16,363)
Euro	DBAB	Sell	224,556	293,042		11/04/13	—	(4,222)
Euro	BZWS	Sell	1,581,109	2,058,304		11/05/13	—	(34,772)
Japanese Yen	CITI	Sell	341,992,119	4,281,752		11/08/13	327,700	—
Norwegian Krone	UBSW	Buy	47,173,200	6,327,302	EUR	11/08/13	9,437	—
Euro	JPHQ	Sell	8,969,211	11,484,850		11/12/13	—	(389,698)

TGB-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Global Bond Securities Fund

Forward Exchange Contracts (continued)

Currency	Counterparty	Type	Quantity	Contract Amount*		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	JPHQ	Sell	335,950,000	4,247,021		11/13/13	$362,554	$—
Euro	DBAB	Sell	10,778,730	13,760,342		11/15/13	—	(510,433)
Euro	MSCO	Sell	1,962,500	2,503,807		11/15/13	—	(94,495)
Japanese Yen	UBSW	Sell	340,600,700	4,303,774		11/15/13	365,422	—
Japanese Yen	MSCO	Sell	300,000,000	3,792,428		11/15/13	323,539	—
Japanese Yen	CITI	Sell	429,663,000	5,432,068		11/15/13	463,891	—
Euro	DBAB	Sell	3,953,398	5,079,088		11/19/13	—	(155,388)
Japanese Yen	CITI	Sell	986,239,000	12,214,847		11/19/13	810,363	—
Japanese Yen	DBAB	Sell	796,770,000	9,831,023		11/19/13	617,484	—
Malaysian Ringgit	DBAB	Buy	7,197,960	2,310,000		11/19/13	—	(3,224)
Euro	JPHQ	Sell	10,515,154	13,423,803		11/20/13	—	(498,917)
Euro	UBSW	Sell	4,794,427	6,137,346		11/20/13	—	(210,774)
Euro	DBAB	Sell	3,887,000	4,976,915		11/20/13	—	(169,716)
Japanese Yen	UBSW	Sell	317,836,000	3,936,147		11/20/13	260,763	—
Japanese Yen	CITI	Sell	1,107,834,000	13,695,223		11/20/13	884,482	—
Japanese Yen	JPHQ	Sell	397,873,000	4,930,120		11/20/13	329,207	—
Japanese Yen	HSBC	Sell	207,909,000	2,574,119		11/20/13	169,906	—
Malaysian Ringgit	HSBC	Buy	4,326,000	1,385,997		11/20/13	316	—
Euro	DBAB	Sell	837,570	1,089,218		11/29/13	—	(19,908)
Euro	DBAB	Sell	5,440,000	7,093,515		12/03/13	—	(110,613)
Euro	UBSW	Sell	2,400,751	3,151,666		12/09/13	—	(27,871)
Euro	HSBC	Sell	2,155,292	2,834,855		12/09/13	—	(19,597)
Euro	JPHQ	Sell	5,095,000	6,650,580		12/13/13	—	(97,554)
Swedish Krona	MSCO	Buy	21,992,000	2,509,528	EUR	12/16/13	36,595	—
Malaysian Ringgit	JPHQ	Buy	13,361,013	4,305,837		12/17/13	—	(29,814)

Unrealized appreciation (depreciation)							63,288,268	(31,846,618)

Net unrealized appreciation (depreciation)							$31,441,650

*In U.S. dollars unless otherwise indicated.

At December 31, 2012, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Counter- party	Expiration Date	Notional Amount	Unrealized Appreciation	Unrealized Depreciation
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	3/4/21	$3,240,000	$—	$(555,232)
Pay Fixed rate 3.558%
Receive Floating rate 3-month USD BBA LIBOR	DBAB	3/28/21	14,630,000	—	(2,439,664)
Pay Fixed rate 3.523%
Receive Floating rate 3-month USD BBA LIBOR	CITI	2/25/41	7,460,000	—	(2,501,162)
Pay Fixed rate 4.347%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	2/25/41	7,460,000	—	(2,505,251)
Pay Fixed rate 4.349%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	2/28/41	5,600,000	—	(1,855,697)
Pay Fixed rate 4.320%
Receive Floating rate 3-month USD BBA LIBOR	JPHQ	3/1/41	1,870,000	—	(607,393)
Pay Fixed rate 4.299%

Unrealized appreciation (depreciation)				—	(10,464,399)

Net unrealized appreciation (depreciation)					$(10,464,399)

The accompanying notes are an integral part of these financial statements.

TGB-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Templeton Global Bond Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,279,520,978
Cost - Repurchase agreements	513,775,280

Total cost of investments	$2,793,296,258

Value - Unaffiliated issuers	$2,469,823,065
Value - Repurchase agreements	513,775,280

Total value of investments	2,983,598,345
Cash	1,910,000
Restricted cash (Note 1e)	4,885,000
Foreign currency, at value (cost $44,399,294)	44,537,754
Receivables:
Capital shares sold	7,664,061
Interest	32,947,960
Due from brokers	6,800,000
Unrealized appreciation on forward exchange contracts	63,288,268
Other assets	57

Total assets	3,145,631,445

Liabilities:
Payables:
Capital shares redeemed	1,328,032
Affiliates	2,330,169
Due to brokers	6,795,000
Unrealized depreciation on forward exchange contracts	31,846,618
Unrealized depreciation on swap contracts	10,464,399
Deferred tax	4,718,263
Accrued expenses and other liabilities	1,461,293

Total liabilities	58,943,774

Net assets, at value	$3,086,687,671

Net assets consist of:
Paid-in capital	$2,725,448,336
Undistributed net investment income	114,278,705
Net unrealized appreciation (depreciation)	207,559,897
Accumulated net realized gain (loss)	39,400,733

Net assets, at value	$3,086,687,671

The accompanying notes are an integral part of these financial statements.

TGB-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Templeton Global Bond Securities Fund
Class 1:
Net assets, at value	$307,141,539

Shares outstanding	15,351,096

Net asset value and maximum offering price per share	$20.01

Class 2:
Net assets, at value	$2,418,228,762

Shares outstanding	124,195,349

Net asset value and maximum offering price per share	$19.47

Class 3:
Net assets, at value	$198,076,542

Shares outstanding	10,168,974

Net asset value and maximum offering price per share[a]	$19.48

Class 4:
Net assets, at value	$163,240,828

Shares outstanding	8,236,372

Net asset value and maximum offering price per share	$19.82

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

The accompanying notes are an integral part of these financial statements.

TGB-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Global Bond Securities Fund
Investment income:
Interest (net of foreign taxes of $2,073,907)	$117,115,867

Expenses:
Management fees (Note 3a)	12,614,645
Distribution fees: (Note 3c)
Class 2	5,283,500
Class 3	480,093
Class 4	556,829
Unaffiliated transfer agent fees	2,319
Custodian fees (Note 4)	1,831,459
Reports to shareholders	476,794
Registration and filing fees	1,357
Professional fees	94,880
Trustees’ fees and expenses	10,332
Other	57,832

Total expenses	21,410,040

Net investment income	95,705,827

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	30,600,589
Foreign currency transactions	84,672,570
Swap contracts	(1,412,791)

Net realized gain (loss)	113,860,368

Net change in unrealized appreciation (depreciation) on:
Investments	153,410,614
Translation of other assets and liabilities denominated in foreign currencies	19,400,791
Change in deferred taxes on unrealized appreciation	678,835

Net change in unrealized appreciation (depreciation)	173,490,240

Net realized and unrealized gain (loss)	287,350,608

Net increase (decrease) in net assets resulting from operations	$383,056,435

The accompanying notes are an integral part of these financial statements.

TGB-27

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Bond Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$95,705,827	$96,874,837
Net realized gain (loss) from investments, foreign currency transactions, future contracts and swap contracts	113,860,368	52,604,567
Net change in unrealized appreciation (depreciation) on investments, translation of other assets and liabilities denominated in foreign currencies and deferred taxes	173,490,240	(180,068,912)

Net increase (decrease) in net assets resulting from operations	383,056,435	(30,589,508)

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(18,014,760)	(15,683,467)
Class 2	(133,749,946)	(93,946,669)
Class 3	(12,114,860)	(10,753,201)
Class 4	(9,763,141)	(8,615,701)
Net realized gains:
Class 1	(438,387)	(1,762,080)
Class 2	(3,357,784)	(10,925,216)
Class 3	(306,543)	(1,252,885)
Class 4	(251,144)	(1,020,280)

Total distributions to shareholders	(177,996,565)	(143,959,499)

Capital share transactions: (Note 2)
Class 1	15,415,298	17,171,380
Class 2	448,524,053	451,366,379
Class 3	(2,060,465)	16,706,473
Class 4	(394,730)	12,126,720

Total capital share transactions	461,484,156	497,370,952

Redemption fees	6,086	18,113

Net increase (decrease) in net assets	666,550,112	322,840,058
Net assets:
Beginning of year	2,420,137,559	2,097,297,501

End of year	$3,086,687,671	$2,420,137,559

Undistributed net investment income included in net assets:
End of year	$114,278,705	$117,957,425

The accompanying notes are an integral part of these financial statements.

TGB-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Global Bond Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers four classes of shares: Class 1, Class 2, Class 3, and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Repurchase agreements are valued at cost, which approximates market value.

Certain derivative financial instruments (derivatives) trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the

TGB-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2012.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under

TGB-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Derivative Financial Instruments (continued)

the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund’s investments in OTC derivatives are subject to the terms of International Swaps and Derivatives Association Master Agreements and other related agreements between the Fund and certain derivative counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, requirements for the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. Should the Fund fail to meet any of these provisions, the derivative counterparty has the right to terminate the derivative contract and require immediate payment by the Fund for those OTC derivatives with that particular counterparty that are in a net liability position. At December 31, 2012, the Fund had OTC derivatives in a net liability position of $5,549,900 and the aggregate value of collateral pledged for such contracts was $6,800,000.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

The Fund entered into OTC interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Pursuant to the terms of the interest rate swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At December 31, 2012, the Fund held $11,821,933 in United Kingdom treasury bonds and notes, and U.S. treasury bills, bonds, and notes, and $1,910,000 in unrestricted cash as collateral for derivatives.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and if applicable, excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

TGB-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income and Deferred Taxes (continued)

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of interests in an insurance company subaccount that invests in Class 3 shares of the Fund will be subject to a 1.0% short term trading fee if the interest in the subaccount has been held for less than 60 days. Such fees are retained by the Fund and accounted for as an addition to paid-in capital, allocated to each class of shares based upon the relative proportion of net assets of each class.

TGB-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,650,014	$51,366,352	2,403,657	$47,343,365
Shares issued in reinvestment of distributions	1,028,604	18,453,147	889,172	17,445,546
Shares redeemed	(2,823,320)	(54,404,201)	(2,450,491)	(47,617,531)

Net increase (decrease)	855,298	$15,415,298	842,338	$17,171,380

Class 2 Shares:
Shares sold	28,727,828	$540,675,595	29,318,184	$564,580,203
Shares issued in reinvestment of distributions	7,843,692	137,107,730	5,473,480	104,871,884
Shares redeemed	(12,232,820)	(229,259,272)	(11,438,342)	(218,085,708)

Net increase (decrease)	24,338,700	$448,524,053	23,353,322	$451,366,379

Class 3 Shares:
Shares sold	835,292	$15,856,382	1,851,973	$36,090,442
Shares issued in reinvestment of distributions	710,200	12,421,403	626,622	12,006,087
Shares redeemed	(1,613,494)	(30,338,250)	(1,654,785)	(31,390,056)

Net increase (decrease)	(68,002)	$(2,060,465)	823,810	$16,706,473

Class 4 Shares:
Shares sold	871,336	$16,701,133	1,191,215	$23,562,082
Shares issued on reinvestment of distributions	562,284	10,014,286	494,660	9,635,982
Shares redeemed	(1,421,448)	(27,110,149)	(1,090,109)	(21,071,344)

Net increase (decrease)	12,172	$(394,730)	595,766	$12,126,720

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

TGB-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2, Class 3, and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25%, 0.35%, and 0.35% per year of its average daily net assets of Class 2, Class 3, and Class 4, respectively. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, there were no credits earned.

5. INCOME TAXES

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from:
Ordinary income	$173,642,707	$130,777,554
Long term capital gain	4,353,858	13,181,945

	$177,996,565	$143,959,499

TGB-34

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

5. INCOME TAXES (continued)

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$2,810,959,083

Unrealized appreciation	$205,509,737
Unrealized depreciation	(32,870,475)

Net unrealized appreciation (depreciation)	$172,639,262

Undistributed ordinary income	$158,975,479
Undistributed long term capital gains	41,147,064

Distributable earnings	$200,122,543

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and tax straddles.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $986,415,380 and $891,340,713, respectively.

7. CREDIT RISK

At December 31, 2012, the Fund had 29.35% of its portfolio invested in high yield or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. OTHER DERIVATIVE INFORMATION

At December 31, 2012, the Fund’s investments in derivative contracts are reflected on the Statement of Assets and Liabilities as follows:

	Asset Derivatives		Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value Amount	Statement of Assets and Liabilities Location	Fair Value Amount
Interest rate contracts	Unrealized appreciation on swap contracts	$—	Unrealized depreciation on swap contracts/Net assets consist of – net unrealized appreciation (depreciation)	$10,464,399
Foreign exchange contracts	Unrealized appreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	63,288,268	Unrealized depreciation on forward exchange contracts/Net assets consist of – net unrealized appreciation (depreciation)	31,846,618

TGB-35

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

9. OTHER DERIVATIVE INFORMATION (continued)

For the year ended December 31, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Locations	Realized Gain (Loss) for the Year	Change in Unrealized Appreciation (Depreciation) for the Year
Interest rate contracts	Net realized gain (loss) from swap contracts/Net change in unrealized appreciation (depreciation) on investments	$(1,412,791)	$569,200
Foreign exchange contracts	Net realized gain (loss) from foreign currency transactions/Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies	83,759,871	17,445,494

For the year ended December 31, 2012, the average month end market value of derivatives represented 3.45% of average month end net assets. The average month end number of open derivative contracts for the year was 447.

See Note 1(d) regarding derivative financial instruments.

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

TGB-36

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

11. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Foreign Government and Agency Securities	$—	$2,138,936,223	$—	$2,138,936,223
Municipal Bonds	—	1,630,119	—	1,630,119
Short Term Investments	—	843,032,003	—	843,032,003

Total Investments in Securities	$—	$2,983,598,345	$—	$2,983,598,345

Forward Exchange Contracts	—	63,288,268	—	63,288,268
Liabilities:
Swaps	—	10,464,399	—	10,464,399
Forward Exchange Contracts	—	31,846,618	—	31,846,618

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

13. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

TGB-37

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Bond Securities Fund

ABBREVIATIONS
Counterparty	Currency	Selected Portfolio

BZWS - Barclays Bank PLC	AUD - Australian Dollar	BHAC - Berkshire Hathaway Assurance Corp.
CITI - Citigroup, Inc.	BRL - Brazilian Real	FRN - Floating Rate Note
DBAB - Deutsche Bank AG	EUR - Euro
FBCO - Credit Suisse Group AG	HUF - Hungarian Forint
GSCO - Goldman Sachs Bank	IDR - Indonesian Rupiah
HSBC - HSBC Bank USA, N.A.	ILS - New Israeli Shekel
JPHQ - JP Morgan Chase & Co.	JPY - Japanese Yen
MSCO - Morgan Stanley	KRW - South Korean Won
UBSW - UBS AG	LKR - Sri Lankan Rupee
MXN - Mexican Peso
MYR - Malaysian Ringgit
NOK - Norwegian Krone
PEN - Peruvian Nuevo Sol
PHP - Philippine Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar

TGB-38

Franklin Templeton Variable Insurance Products Trust

Templeton Global Bond Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Bond Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

TGB-39

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Global Bond Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund hereby reports the maximum amount allowable but no less than $4,353,858 of long term capital gain dividend for the fiscal year ended December 31, 2012.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGB-40

TEMPLETON GROWTH SECURITIES FUND

We are pleased to bring you Templeton Growth Securities Fund’s annual report for the fiscal year ended December 31, 2012.

Performance Summary as of 12/31/12

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/12

	1-Year	5-Year	10-Year
Average Annual Total Return	+21.40%	-1.52%	+6.92%

Total Return Index Comparison for a Hypothetical $10,000 Investment (1/1/03–12/31/12)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the MSCI World Index and the MSCI All Country World Index (ACWI). One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: © 2013 Morningstar. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. Under normal market conditions, the Fund invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed the MSCI ACWI’s +16.80% total return and the MSCI World Index’s +16.54% total return for the same period.1

Economic and Market Overview

Global developed and emerging stocks, as measured by the MSCI ACWI, rallied through the spring of 2012 before a brief drop in early summer gave way to a recovery, leading to solid 12-month gains. Periodic downturns were primarily attributable to concerns about slowing global economic growth, European sovereign debt and U.S. fiscal negotiations. The market’s focus early in 2012 was Europe’s debt crisis. Seeking to address it, relatively new leaders in Italy and Greece and for the International Monetary Fund, World Bank and European Central Bank (ECB) offered plans for stability and growth. The leadership’s initial policy responses — which included enhanced liquidity measures and an ineffective Spanish banking bailout — did little to address the structural imbalances of eurozone economies or the solvency fears plaguing the region’s banking system. Thus, debt yields for certain countries spiked to record levels in the first quarter of 2012. However, measures intended to address the seemingly toxic link between Europe’s banks and sovereign bonds emerged when European Union leaders agreed to a deployment of temporary and permanent bailout funds. ECB President Mario Draghi’s declaration that “the ECB is ready to do whatever it takes to preserve the euro” further buoyed markets.

In the U.S., the Federal Reserve Board announced additional rounds of quantitative easing and opted to extend its strategy designed to lower systemically important interest rates. In Asia, the People’s Bank of China cut borrowing costs for the first time since the global financial crisis began, and the Bank of Japan launched its eighth round of quantitative easing in little more than a decade. Headwinds to growth negatively affected most world regions during 2012, including recently resilient emerging markets, and the International Monetary Fund

1. Source: © 2013 Morningstar. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

lowered its global growth outlook. However, the slowdown appeared less severe than expected in developed markets such as Germany and the U.S. In the latter half of 2012, policy measures seemed to take hold and supported global economic recovery, contributing to expansion in the U.S. and many emerging market countries as well as a slowing rate of contraction in Europe. Toward year-end, investor focus shifted to the U.S., where policymakers sought to avert automatic spending cuts and tax hikes, commonly known as the “fiscal cliff.” Just after year-end, Congress passed compromise legislation that preserved lower income tax rates for most U.S. households and delayed far-reaching federal spending cuts. Despite adversity and uncertainty throughout the 12-month period, virtually all major asset classes finished 2012 with positive returns.

Investment Strategy

Our investment philosophy is bottom up, value oriented and long term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

All major stock sectors in the MSCI ACWI and the Fund delivered positive returns in 2012. Although weak sentiment in early 2012 left many investors ill-prepared for the stock market rally, our value discipline positioned the Fund in low valued stocks with what we viewed as the greatest potential for appreciation, and the Fund performed well.

Stock selection was the primary contributor to the Fund’s performance relative to the benchmark, with some of the Fund’s highest conviction, long-term holdings delivering healthy returns. The Fund’s overweighted consumer discretionary sector holdings were major absolute and relative contributors to performance, with a particularly strong boost from the media industry.2 U.S cable companies Comcast and Time Warner Cable and content producer News Corp. led returns for the sector. America’s leading cable companies have come to dominate the valuable broadband pipeline permitting bundled delivery of voice, data and video, and content producers have seen a surge in demand for their

2. The consumer discretionary sector comprises auto components, automobiles, media, multiline retail and specialty retail in the SOI.

products as new devices and opportunities for media consumption proliferate. These media stocks have provided attractive long-term returns for the Fund, and although we are encouraged by their ongoing cash generation and market share consolidation, we believe our largest industry holdings are not as undervalued as in the past. Also from the consumer discretionary sector, French tire maker Michelin rallied strongly in 2012 as earnings beat expectations after sales improved for high-margin specialty tires for agriculture and mining equipment.3

Stock selection in the financials sector also supported relative performance, led by European reinsurers and lenders, such as Swiss Re (Switzerland), Muenchener Ruecksversicherungs-Gesellschaft (Munich Reinsurance; Germany) and BNP Paribas (France).4 Reinsurers benefited from lower-than-expected catastrophe levels and judicious underwriting discipline, and could return excess capital to shareholders. BNP Paribas rallied after doubling its third-quarter profit and boosting capital levels. We maintained our favorable view of the global financials sector, in particular European banks. Even after robust gains in 2012, European bank stock performance has still lagged that of U.S. banks since 2009 and remained near two-decade low valuations, suggesting to us further appreciation potential for a sector that has undergone intensive fundamental repair and recapitalization. The Fund’s industrials positions also aided performance as European airlines Deutsche Lufthansa (Germany) and off-benchmark International Consolidated Airlines Group (U.K.) reported improved profits on increased air traffic volume and ongoing restructuring initiatives.5 We purchased these airline stocks at valuations we saw as low amid uncertainty surrounding global economic growth, fuel costs and competitive pressures, and we were encouraged to see managements taking what we viewed as necessary steps to enhance shareholder value.

Long-standing overweighted positions in information technology, telecommunication services and health care also performed well.6 Top

3. Listed as Cie Generale des Etablissements Michelin in the SOI.

4. The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services and insurance in the SOI.

5. The industrials sector comprises aerospace and defense, airlines, automobiles, chemicals, construction and engineering, construction materials, electrical equipment, industrial conglomerates, machinery, metals and mining, and trading companies and distributors in the SOI.

6. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; semiconductors and semiconductor equipment; and software in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The health care sector comprises biotechnology, life sciences tools and services, and pharmaceuticals in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/12

Company Sector/Industry, Country	% of Total Net Assets
Samsung Electronics Co. Ltd.	2.9%
Semiconductors & Semiconductor Equipment, South Korea
Pfizer Inc.	2.1%
Pharmaceuticals, U.S.
Sanofi	2.0%
Pharmaceuticals, France
Deutsche Lufthansa AG	1.8%
Airlines, Germany
Roche Holding AG	1.8%
Pharmaceuticals, Switzerland
Amgen Inc.	1.8%
Biotechnology, U.S.
ING Groep NV	1.7%
Diversified Financial Services, Netherlands
Total SA, B	1.7%
Oil, Gas & Consumable Fuels, France
Comcast Corp., Special A	1.7%
Media, U.S.
GlaxoSmithKline PLC	1.6%
Pharmaceuticals, U.K.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

performing technology stocks included hardware manufacturer Seagate Technology7 and semiconductor and consumer electronics manufacturer Samsung Electronics (South Korea). Our analysis identified what we viewed as tremendous cash-flow generating capabilities and the cleanest balance sheets of any global sector for certain technology companies, which prospered as customers targeting cost efficiencies prioritized productivity-enhancing investments over capacity-enhancing capital expenditures. Our analysis indicated the sector has become more fully valued and we selectively reduced exposure to information technology during the period.

Telecommunication services stocks, in contrast, remained undervalued in our view as regulatory and competitive issues and anemic revenue growth kept the sector out of favor, allowing us to buy companies we saw as highly profitable and having healthy dividend yields at depressed valuations. Although the Fund’s overweighted position in the unpopular sector weighed on relative performance, stock selection added value. Sprint Nextel, a U.S. mobile operator, was a top performer, more than doubling in value during the year. Management responded to investors’ liquidity concerns by cutting costs, tapping debt markets and securing vendor financing; however, the stock appeared unduly cheap to us, and Japanese telecom Softbank acquired a majority stake in the company in October. We believe Sprint could benefit from the firm’s upcoming iPhone offering and transition to a new 4G network, which could continue to reduce the company’s inflated cost base and stem subscriber defections. We believe the unpopularity of telecommunications stocks has created opportunities to acquire shares in highly profitable telecommunications companies with diverse revenue streams and healthy dividend yields at bargain valuations.

Health care sector positions, also a Fund overweighting, benefited performance as the sector exhibited greater market strength than telecommunication services. We favored higher growth companies, often with emerging market exposure, such as biotechnology firm Amgen and pharmaceutical maker Sanofi (France), which gets more than one-third of its revenue from emerging markets and has been diversifying its pipeline into longer duration products. Amgen, the Fund’s top-performing health care stock in 2012, is an excellent example of our approach to the sector. When we first purchased the stock five years ago, the market seemed to us overly focused on research and

7. No longer held at period-end.

development risks and slowing top line growth, overlooking Amgen’s ability to generate cash and develop new products over the long run. Since then, the company has demonstrated an ability to manage its maturing product portfolio while spurring pipeline innovation and prioritizing shareholder returns, and the stock price rose to a new high.

Overweighted energy stocks were laggards as positions generally declined because of weaker oil prices and a North American natural gas glut.8 These conditions reduced demand for drilling rigs and equipment, pressuring U.S. oilfield services provider Baker Hughes, a sector laggard in 2012. However, in our view the stock remains attractively valued and management is pursuing a sensible strategy that could position Baker well for both a domestic recovery and international growth opportunities. We also believe some exploration and production and oil services firms with advanced technology, sound capital discipline and operational flexibility can gain market share as hydrocarbon extraction moves to increasingly challenging and remote locations. Stock-specific weakness in consumer staples also weighed on results as U.K. grocer Tesco declined considerably in January 2012 after warning that the increased capital expenditures required to win back customers would likely result in lower near-term profits.9 We believe Tesco’s investments could help the company retain market share in its domestic environment, and that international expansion and a proactive move toward online retailing remain underappreciated potential growth drivers. Elsewhere in the consumer staples sector, value opportunities remained elusive. Food and personal product manufacturer stocks appeared overvalued to us, with investors willing to pay a premium for the industry’s perceived mix of defensive characteristics and emerging market exposure, while food retailers, which may appear cheap to some, struggled to redefine their model amid increasing industry fragmentation.

Geographically, all major regions helped the Fund, particularly overweighting in the eurozone and stock selection in the U.S. and Asia ex-Japan. However, stock selection in Spain, Sweden and the U.K. hurt relative performance. At the end of 2012, Europe remained the Fund’s largest relative and absolute allocation. Despite producing some leading-market returns in 2012, developed Europe was still home to eight of the world’s 10 cheapest markets (on cyclically adjusted price-to-earnings ratios) at period-end. The region’s dramatic policy

8. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.

9. The consumer staples sector comprises food and staples retailing in the SOI.

progress has made European stocks more attractive to many investors, mainly through the European Central Bank’s efforts to neutralize tail risks with unconventional monetary tools to repair sovereign balance sheets via fiscal austerity. Although challenges remain, we are still favorable toward Europe in light of what we see as the region’s fundamental stabilization and many inexpensive, high-yielding stocks with global revenue streams.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•	Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/12	Ending Account Value 12/31/12	Fund-Level Expenses Incurred During Period* 7/1/12–12/31/12
Actual	$1,000	$1,165.90	$4.25
Hypothetical (5% return before expenses)	$1,000	$1,021.22	$3.96

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.78%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.27	$11.19	$10.56	$8.34	$15.68

Income from investment operations[a]:
Net investment income[b]	0.27	0.25	0.17	0.17	0.29
Net realized and unrealized gains (losses)	1.88	(0.99)	0.62	2.36	(6.50)

Total from investment operations	2.15	(0.74)	0.79	2.53	(6.21)

Less distributions from:
Net investment income	(0.26)	(0.18)	(0.16)	(0.31)	(0.26)
Net realized gains	—	—	—	—	(0.87)

Total distributions	(0.26)	(0.18)	(0.16)	(0.31)	(1.13)

Net asset value, end of year	$12.16	$10.27	$11.19	$10.56	$8.34

Total return[c]	21.40%	(6.80)%	7.74%	31.33%	(42.13)%
Ratios to average net assets
Expenses[d]	0.78%	0.78%	0.77%	0.79%	0.78%
Net investment income	2.31%	2.22%	1.71%	2.00%	2.64%

Supplemental data
Net assets, end of year (000’s)	$476,954	$1,200,682	$1,348,622	$824,575	$371,700
Portfolio turnover rate	18.73% [e]	42.13% [e]	9.61%	14.95%	18.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2012	2011	2010	2009	2008

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.11	$11.01	$10.40	$8.20	$15.44

Income from investment operations[a]:
Net investment income[b]	0.21	0.21	0.15	0.16	0.29
Net realized and unrealized gains (losses)	1.88	(0.96)	0.60	2.32	(6.44)

Total from investment operations	2.09	(0.75)	0.75	2.48	(6.15)

Less distributions from:
Net investment income	(0.23)	(0.15)	(0.14)	(0.28)	(0.22)
Net realized gains	—	—	—	—	(0.87)

Total distributions	(0.23)	(0.15)	(0.14)	(0.28)	(1.09)

Net asset value, end of year	$11.97	$10.11	$11.01	$10.40	$8.20

Total return[c]	21.07%	(6.97)%	7.39%	31.10%	(42.32)%
Ratios to average net assets
Expenses[d]	1.03%	1.03%	1.02%	1.04%	1.03%
Net investment income	2.06%	1.97%	1.46%	1.75%	2.39%

Supplemental data
Net assets, end of year (000’s)	$1,352,554	$1,254,193	$1,626,885	$1,718,894	$1,513,557
Portfolio turnover rate	18.73% [e]	42.13% [e]	9.61%	14.95%	18.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 4	2012	2011	2010	2009	2008[a]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.19	$11.11	$10.50	$8.31	$14.08

Income from investment operations[b]:
Net investment income[c]	0.20	0.20	0.14	0.14	0.09
Net realized and unrealized gains (losses)	1.90	(0.98)	0.61	2.36	(4.73)

Total from investment operations	2.10	(0.78)	0.75	2.50	(4.64)

Less distributions from:
Net investment income	(0.22)	(0.14)	(0.14)	(0.31)	(0.26)
Net realized gains	—	—	—	—	(0.87)

Total distributions	(0.22)	(0.14)	(0.14)	(0.31)	(1.13)

Net asset value, end of year	$12.07	$10.19	$11.11	$10.50	$8.31

Total return[d]	21.02%	(7.14)%	7.31%	30.98%	(35.79)%
Ratios to average net assets[e]
Expenses[f]	1.13%	1.13%	1.12%	1.14%	1.13%
Net investment income	1.96%	1.87%	1.36%	1.65%	2.29%

Supplemental data
Net assets, end of year (000’s)	$67,158	$56,170	$60,569	$56,218	$24,877
Portfolio turnover rate	18.73% [g]	42.13% [g]	9.61%	14.95%	18.37%

aFor the period February 29, 2008 (effective date) to December 31, 2008.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not include fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 97.5%
Aerospace & Defense 0.5%
BAE Systems PLC	United Kingdom	1,730,147	$9,621,162

Air Freight & Logistics 1.5%
FedEx Corp.	United States	137,650	12,625,258
United Parcel Service Inc., B	United States	213,890	15,770,110

			28,395,368

Airlines 3.4%
Deutsche Lufthansa AG	Germany	1,852,934	35,019,057
[a]International Consolidated Airlines Group SA	United Kingdom	9,750,507	29,569,326

			64,588,383

Auto Components 1.5%
Cie Generale des Etablissements Michelin, B	France	304,259	29,146,006

Automobiles 2.6%
[a]Mazda Motor Corp.	Japan	5,893,690	12,078,973
Nissan Motor Co. Ltd.	Japan	1,197,020	11,342,660
Toyota Motor Corp.	Japan	547,420	25,527,034

			48,948,667

Biotechnology 2.0%
Amgen Inc.	United States	394,160	34,023,891
[a]Elan Corp. PLC, ADR	Ireland	294,500	3,006,845
[a]Prothena Corp. PLC	Ireland	5,524	40,494

			37,071,230

Capital Markets 3.3%
Credit Suisse Group AG	Switzerland	1,002,529	24,380,068
Morgan Stanley	United States	985,150	18,836,068
UBS AG	Switzerland	1,243,876	19,391,611

			62,607,747

Chemicals 1.2%
Akzo Nobel NV	Netherlands	345,572	22,869,662

Commercial Banks 8.8%
BNP Paribas SA	France	501,247	28,528,429
[a]Credit Agricole SA	France	2,476,096	20,160,137
DBS Group Holdings Ltd.	Singapore	932,690	11,451,583
HSBC Holdings PLC	United Kingdom	1,913,864	20,076,403
ICICI Bank Ltd., ADR	India	261,909	11,421,851
Intesa Sanpaolo SpA	Italy	12,521,254	21,647,397
KB Financial Group Inc.	South Korea	657,984	23,445,521
SunTrust Banks Inc.	United States	313,620	8,891,127
[a]UniCredit SpA	Italy	4,430,841	21,813,672

			167,436,120

Communications Equipment 3.1%
[a]Brocade Communications Systems Inc.	United States	1,648,830	8,788,264
Cisco Systems Inc.	United States	1,476,640	29,015,976
Ericsson, B	Sweden	2,161,202	21,641,440

			59,445,680

Computers & Peripherals 1.4%
Dell Inc.	United States	978,970	9,916,966

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Computers & Peripherals (continued)
Hewlett-Packard Co.	United States	1,154,460	$16,451,055

			26,368,021

Construction & Engineering 0.1%
Carillion PLC	United Kingdom	506,846	2,635,293

Construction Materials 1.4%
CRH PLC	Ireland	1,277,393	25,970,299

Consumer Finance 0.6%
American Express Co.	United States	201,170	11,563,251

Diversified Financial Services 4.3%
Citigroup Inc.	United States	770,990	30,500,364
[a]ING Groep NV	Netherlands	3,399,906	32,283,667
JPMorgan Chase & Co.	United States	440,760	19,380,217

			82,164,248

Diversified Telecommunication Services 4.3%
China Telecom Corp. Ltd., ADR	China	179,195	10,187,236
France Telecom SA	France	1,226,401	13,601,851
Singapore Telecommunications Ltd.	Singapore	10,915,970	29,706,312
Telefonica SA	Spain	900,340	12,186,503
Vivendi SA	France	739,654	16,723,523

			82,405,425

Electrical Equipment 1.5%
Alstom SA	France	590,117	23,765,902
Dongfang Electric Corp. Ltd., H	China	2,016,600	4,069,498

			27,835,400

Electronic Equipment, Instruments & Components 0.8%
[a]Flextronics International Ltd.	Singapore	1,241,008	7,706,660
TE Connectivity Ltd.	United States	210,968	7,831,132

			15,537,792

Energy Equipment & Services 3.7%
Baker Hughes Inc.	United States	594,950	24,297,758
Halliburton Co.	United States	731,720	25,383,367
Noble Corp.	United States	470,410	16,379,676
[a]SBM Offshore NV	Netherlands	228,380	3,219,921

			69,280,722

Food & Staples Retailing 2.2%
CVS Caremark Corp.	United States	389,620	18,838,127
Tesco PLC	United Kingdom	3,999,235	22,044,102

			40,882,229

Health Care Equipment & Supplies 1.1%
Medtronic Inc.	United States	497,540	20,409,091

Industrial Conglomerates 2.1%
Koninklijke Philips Electronics NV	Netherlands	707,508	18,729,970
Siemens AG	Germany	201,712	22,051,465

			40,781,435

Insurance 5.3%
[a]American International Group Inc.	United States	221,040	7,802,712

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Insurance (continued)
Aviva PLC	United Kingdom	3,976,260	$24,609,908
AXA SA	France	1,338,128	24,197,568
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	98,161	17,716,074
Swiss Re AG	Switzerland	352,506	25,378,429

			99,704,691

Life Sciences Tools & Services 0.3%
Lonza Group AG	Switzerland	120,746	6,511,195

Machinery 0.8%
[a]Navistar International Corp.	United States	725,430	15,792,611

Media 6.0%
Comcast Corp., Special A	United States	872,552	31,368,244
News Corp., A	United States	610,902	15,602,437
Time Warner Cable Inc.	United States	204,750	19,899,652
Time Warner Inc.	United States	420,870	20,130,212
Viacom Inc., B	United States	164,298	8,665,077
The Walt Disney Co.	United States	367,850	18,315,252

			113,980,874

Metals & Mining 0.3%
POSCO	South Korea	15,450	5,069,431

Multiline Retail 0.6%
Target Corp.	United States	191,680	11,341,706

Oil, Gas & Consumable Fuels 8.6%
BP PLC	United Kingdom	3,119,588	21,696,277
Chesapeake Energy Corp.	United States	728,380	12,105,676
Chevron Corp.	United States	195,030	21,090,544
Eni SpA	Italy	776,759	19,023,613
Galp Energia SGPS SA, B	Portugal	857,860	13,312,697
Royal Dutch Shell PLC, B	United Kingdom	539,383	19,243,072
Talisman Energy Inc.	Canada	2,121,220	24,025,900
Total SA, B	France	618,659	32,182,077

			162,679,856

Pharmaceuticals 10.2%
[a]Forest Laboratories Inc.	United States	139,200	4,916,544
GlaxoSmithKline PLC	United Kingdom	1,418,813	30,889,719
Merck & Co. Inc.	United States	666,781	27,298,014
Merck KGaA	Germany	129,667	17,084,895
Pfizer Inc.	United States	1,566,733	39,293,664
Roche Holding AG	Switzerland	172,833	34,742,199
Sanofi	France	404,337	38,335,195

			192,560,230

Professional Services 1.6%
Adecco SA	Switzerland	88,434	4,641,251
Hays PLC	United Kingdom	2,280	3,105
Randstad Holding NV	Netherlands	708,650	26,296,064

			30,940,420

Semiconductors & Semiconductor Equipment 3.5%
Samsung Electronics Co. Ltd.	South Korea	38,670	55,334,267
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	3,053,585	10,190,874

			65,525,141

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2012 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Software 3.4%
Microsoft Corp.	United States	1,099,279	$29,383,728
Nintendo Co. Ltd.	Japan	99,240	10,581,921
Oracle Corp.	United States	332,460	11,077,567
SAP AG	Germany	157,602	12,669,822

			63,713,038

Specialty Retail 1.0%
Kingfisher PLC	United Kingdom	4,012,231	18,740,579

Trading Companies & Distributors 0.4%
Itochu Corp.	Japan	770,990	8,137,396

Wireless Telecommunication Services 4.1%
[a]Sprint Nextel Corp.	United States	4,601,360	26,089,711
[a]Turkcell Iletisim Hizmetleri AS, ADR	Turkey	1,477,723	23,850,449
Vodafone Group PLC	United Kingdom	11,383,719	28,660,903

			78,601,063

Total Common Stocks (Cost $1,713,263,190)			1,849,261,462

Preferred Stocks 0.6%
Metals & Mining 0.4%
Vale SA, ADR, pfd., A	Brazil	372,875	7,569,362

Oil, Gas & Consumable Fuels 0.2%
Petroleo Brasileiro SA, ADR, pfd.	Brazil	172,602	3,331,219

Total Preferred Stocks (Cost $11,833,237)			10,900,581

Non-Registered Mutual Funds (Cost $11,935,000) 0.7%
Diversified Financial Services 0.7%
[a,b,c,d]Templeton China Opportunities Fund Ltd., Reg D	Cayman Islands	1,194,518	13,689,174

Total Investments before Short Term Investments (Cost $1,737,031,427)			1,873,851,217

		Principal Amount
Short Term Investments (Cost $26,000,000) 1.4%
Time Deposits 1.4%
Royal Bank of Canada, 0.05%, 1/02/13	United States	$26,000,000	26,000,000

Total Investments (Cost $1,763,031,427) 100.2%			1,899,851,217
Other Assets, less Liabilities (0.2)%			(3,184,901)

Net Assets 100.0%			$1,896,666,316

See abbreviations on page TG-30.

aNon-income producing.

bSee Note 1(c) regarding investment in Templeton China Opportunities Fund, Ltd.

cSee Note 8 regarding restricted securities.

dSee Note 9 regarding holdings of 5% voting securities.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2012

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,751,096,427
Cost - Non-controlled affiliated issuers (Note 9)	11,935,000

Total cost of investments	$1,763,031,427

Value - Unaffiliated issuers	$1,886,162,043
Value - Non-controlled affiliated issuers (Note 9)	13,689,174

Total value of investments	1,899,851,217
Cash	431,212
Receivables:
Capital shares sold	162,634
Dividends and interest	2,695,418
Other assets	61

Total assets	1,903,140,542

Liabilities:
Payables:
Investment securities purchased	883,672
Capital shares redeemed	2,787,099
Affiliates	2,304,855
Reports to shareholders	373,231
Accrued expenses and other liabilities	125,369

Total liabilities	6,474,226

Net assets, at value	$1,896,666,316

Net assets consist of:
Paid-in capital	$1,999,113,705
Undistributed net investment income	54,035,591
Net unrealized appreciation (depreciation)	136,855,890
Accumulated net realized gain (loss)	(293,338,870)

Net assets, at value	$1,896,666,316

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Assets and Liabilities (continued)

December 31, 2012

Templeton Growth Securities Fund
Class 1:
Net assets, at value	$476,954,253

Shares outstanding	39,231,294

Net asset value and maximum offering price per share	$12.16

Class 2:
Net assets, at value	$1,352,554,115

Shares outstanding	112,970,230

Net asset value and maximum offering price per share	$11.97

Class 4:
Net assets, at value	$67,157,948

Shares outstanding	5,563,777

Net asset value and maximum offering price per share	$12.07

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2012

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes $5,567,047)	$75,236,783
Interest	53,195
Income from securities loaned	2,601,913

Total investment income	77,891,891

Expenses:
Management fees (Note 3a)	18,785,943
Distribution fees: (Note 3c)
Class 2	3,248,515
Class 4	217,813
Unaffiliated transfer agent fees	1,232
Custodian fees (Note 4)	260,580
Reports to shareholders	363,995
Professional fees	131,200
Trustees’ fees and expenses	10,637
Other	58,700

Total expenses	23,078,615
Expense reductions (Note 4)	(199)

Net expenses	23,078,416

Net investment income	54,813,475

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $18,346,694) (Note 11)	52,542,423
Foreign currency transactions	(507,903)

Net realized gain (loss)	52,034,520

Net change in unrealized appreciation (depreciation) on:
Investments	384,754,033
Translation of other assets and liabilities denominated in foreign currencies	109,661

Net change in unrealized appreciation (depreciation)	384,863,694

Net realized and unrealized gain (loss)	436,898,214

Net increase (decrease) in net assets resulting from operations	$491,711,689

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2012	2011

Increase (decrease) in net assets:
Operations:
Net investment income	$54,813,475	$60,824,912
Net realized gain (loss) from investments and foreign currency transactions	52,034,520	119,363,548
Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign currencies	384,863,694	(404,407,949)

Net increase (decrease) in net assets resulting from operations	491,711,689	(224,219,489)

Distributions to shareholders from:
Net investment income:
Class 1	(30,925,492)	(23,962,804)
Class 2	(26,587,764)	(19,367,342)
Class 4	(1,228,892)	(766,075)

Total distributions to shareholders	(58,742,148)	(44,096,221)

Capital share transactions: (Note 2)
Class 1	(922,021,789)	15,269,781
Class 2	(125,611,247)	(272,568,653)
Class 4	284,692	582,974

Total capital share transactions	(1,047,348,344)	(256,715,898)

Net increase (decrease) in net assets	(614,378,803)	(525,031,608)
Net assets:
Beginning of year	2,511,045,119	3,036,076,727

End of year	$1,896,666,316	$2,511,045,119

Undistributed net investment income included in net assets:
End of year	$54,035,591	$58,485,038

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty separate funds. The Templeton Growth Securities Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are generally sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. Investment activities of these insurance company separate accounts could have a material impact on the Fund. The Fund offers, three classes of shares: Class 1, Class 2 and Class 4. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined. Time deposits are valued at cost, which approximates market value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

a. Financial Instrument Valuation (continued)

including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At December 31, 2012, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Investment in Templeton China Opportunities Fund, Ltd.

The Fund invests in Templeton China Opportunities Fund, Ltd. (China Fund), a private offering of unregistered shares in a Cayman Islands Exempt Company. The China Fund investment objective is to seek capital growth primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen stock exchanges. Chinese A-shares are traded in Chinese Renminbi and are only available as an investment to domestic (Chinese) investors and holders of a Qualified Foreign Institutional Investors license. The China Fund is managed by Templeton Investment Counsel, LLC (an affiliate of the investment manager). No additional management or administrative fees are incurred on assets invested in the China Fund.

The China Fund may be subject to certain restrictions and administrative processes relating to its ability to repatriate cash balances, investment proceeds and earnings associated with its investment, as such activities are subject to approval by agencies

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Investment in Templeton China Opportunities Fund, Ltd. (continued)

of the Chinese government and thus the Fund may incur delays in redeeming its investment in the China Fund. The Fund’s investment in the China Fund is valued based upon the fair value of the China Fund’s portfolio securities and other assets and liabilities.

d. Securities Lending

The Fund participates in an agency based securities lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money fund. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At December 31, 2012, the Fund had no securities on loan.

e. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of December 31, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2012, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2012		2011
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	39,146,115	$423,930,779	64,351,377	$689,220,432
Shares issued in reinvestment of distributions	3,052,862	30,925,492	2,081,912	23,962,804
Shares redeemed in-kind (Note 11)	(90,515,836)	(1,060,908,757)	(62,046)	(778,675)
Shares redeemed	(29,409,088)	(315,969,303)	(69,960,205)	(697,134,780)

Net increase (decrease)	(77,725,947)	$(922,021,789)	(3,588,962)	$15,269,781

Class 2 Shares:
Shares sold	9,278,139	$99,327,364	8,669,643	$93,168,510
Shares issued in reinvestment of distributions	2,661,438	26,587,764	1,706,374	19,367,342
Shares redeemed in-kind (Note 11)	—	—	(7,322,431)	(90,358,797)
Shares redeemed	(23,060,322)	(251,526,375)	(26,665,336)	(294,745,708)

Net increase (decrease)	(11,120,745)	$(125,611,247)	(23,611,750)	$(272,568,653)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31,
	2012		2011
Class 4 Shares:	Shares	Amount	Shares	Amount
Shares sold	712,668	$7,687,691	552,161	$6,020,586
Shares issued on reinvestment of distributions	121,914	1,228,892	66,906	766,075
Shares redeemed	(782,111)	(8,631,891)	(559,011)	(6,203,687)

Net increase (decrease)	52,471	$284,692	60,056	$582,974

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	over $100 million, up to and including $250 million
0.800%	over $250 million, up to and including $500 million
0.750%	over $500 million, up to and including $1 billion
0.700%	over $1 billion, up to and including $5 billion
0.675%	over $5 billion, up to and including $10 billion
0.655%	over $10 billion, up to and including $15 billion
0.635%	over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

b. Administrative Fees

FT Services, under terms of an agreement, provides administrative services to the Fund and is not paid by the Fund for the services.

c. Distribution Fees

The Board has adopted distribution plans for Class 2 and Class 4 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets of each class. Some distribution fees are not charged on shares held by affiliates. The Board has agreed to limit the current rate to 0.25% per year for Class 2.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Other Affiliated Transactions

At December 31, 2012, Franklin Templeton Variable Insurance Products Trust – Franklin Templeton VIP Founding Funds Allocation Fund owned 16.71% of the Fund’s outstanding shares. Investment activities of this investment company could have a material impact on the Fund.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2012, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At December 31, 2012, capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2017	$215,277,225
2018	55,299,629

$270,576,854

During the year ended December 31, 2012, the Fund utilized $25,377,477 of capital loss carryforwards.

The tax character of distributions paid during the years ended December 31, 2012 and 2011, was as follows:

	2012	2011
Distributions paid from ordinary income	$58,742,148	$44,096,221

At December 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$1,787,547,618

Unrealized appreciation	$316,201,161
Unrealized depreciation	(203,897,562)

Net unrealized appreciation (depreciation)	$112,303,599

Distributable earnings - undistributed ordinary income	$55,789,766

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, wash sales and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2012, aggregated $536,120,562 and $447,857,998, respectively. Sales of investments excludes redemptions in-kind of $1,060,908,757.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
1,194,518	Templeton China Opportunities Fund Ltd., Reg D (0.72% of Net Assets)	3/17/10-12/1/11	$11,935,000	$13,689,174

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Templeton China Opportunities Fund Ltd., Reg D	1,194,518	—	—	1,194,518	$13,689,174	$—	$—
Total Affiliated Securities (0.72% of Net Assets)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

10. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matured on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Effective January 18, 2013, the Borrowers renewed the Global Credit Facility, which matures on January 17, 2014.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended December 31, 2012, the Fund did not use the Global Credit Facility.

11. REDEMPTION IN-KIND

During the year ended December 31, 2012 and year ended December 31, 2011, the Fund realized $18,346,694 and $9,941,638, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

12. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement. Additionally, at December 31, 2012, due to market events the Fund employed fair value procedures to value a portion of its holdings. Such procedures resulted in a temporary transfer of financial instruments valued at $851,762,094 from Level 1 to Level 2 within the fair value hierarchy.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

12. FAIR VALUE MEASUREMENTS (continued)

A summary of inputs used as of December 31, 2012, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Equity Investments:
Aerospace & Defense	$—	$9,621,162	$—	$9,621,162
Airlines	—	64,588,383	—	64,588,383
Auto Components	—	29,146,006	—	29,146,006
Automobiles	—	48,948,667	—	48,948,667
Chemicals	—	22,869,662	—	22,869,662
Commercial Banks	63,834,902	103,601,218	—	167,436,120
Construction & Engineering	—	2,635,293	—	2,635,293
Construction Materials	—	25,970,299	—	25,970,299
Diversified Financial Services	49,880,581	32,283,667	13,689,174	95,853,422
Diversified Telecommunication Services	10,187,236	72,218,189	—	82,405,425
Electrical Equipment	4,069,498	23,765,902	—	27,835,400
Energy Equipment & Services	66,060,801	3,219,921	—	69,280,722
Food & Staples Retailing	18,838,127	22,044,102	—	40,882,229
Industrial Conglomerates	—	40,781,435	—	40,781,435
Insurance	33,181,141	66,523,550	—	99,704,691
Oil, Gas & Consumable Fuels	73,866,036	92,145,039	—	166,011,075
Pharmaceuticals	106,250,421	86,309,809	—	192,560,230
Professional Services	4,641,251	26,299,169	—	30,940,420
Software	40,461,295	23,251,743	—	63,713,038
Specialty Retail	—	18,740,579	—	18,740,579
Trading Companies & Distributors	—	8,137,396	—	8,137,396
Wireless Telecommunication Services	49,940,160	28,660,903	—	78,601,063
All Other Equity Investments[a,b]	487,188,500	—	—	487,188,500
Short Term Investments	26,000,000	—	—	26,000,000

Total Investments in Securities	$1,034,399,949	$851,762,094	$13,689,174	$1,899,851,217

aIncludes common and preferred stocks as well as other equity investments.

bFor detailed categories, see the accompanying Statement of Investments.

13. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the intended scope of disclosures required by ASU No. 2011-11. These ASUs are effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of these ASUs will not have a material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

14. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure other than those already disclosed in the financial statements.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 15, 2013

Franklin Templeton Variable Insurance Products Trust

Tax Information (unaudited)

Templeton Growth Securities Fund

Under Section 854(b)(1)(A) of the Internal Revenue Code (Code), the Fund hereby reports 29.32% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2012.

At December 31, 2012, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2013 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

For indexes sourced by Morningstar: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Russell® is a trademark and RussellTM is a servicemark of the Frank Russell Company.

Barclays U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

Barclays U.S. Government Index: Intermediate Component is the intermediate component of the BC U.S. Government Index, which includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Citigroup World Government Bond Index is a market capitalization-weighted index consisting of investment-grade world government bond markets.

Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Credit Suisse (CS) High Yield Index is designed to mirror the investable universe of the U.S. dollar-denominated high yield debt market.

FTSE EPRA/NAREIT Developed Index is a free float-adjusted index designed to measure the performance of publicly traded real estate securities in the North American, European and Asian real estate markets. FTSE® is a trademark of London Stock Exchange Plc and The Financial Times Limited and is used by FTSE under license.

J.P. Morgan (JPM) Global Government Bond Index (GGBI) tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/12, there were 229 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities. For the 12-month period ended 12/31/12, there were 63 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper General U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper General U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/12, there were 51 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Yield Funds Classification in the Lipper VIP underlying funds universe. Lipper High Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/12, there were 118 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

I-1

MSCI All Country World Index (ACWI) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

MSCI Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

MSCI Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

MSCI Europe, Australasia, Far East (EAFE) Index Net Return (Local Currency) is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance of global developed markets excluding the U.S. and Canada. The index is calculated in local currency and includes reinvested daily net dividends.

MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total capitalization.

Russell 1000® Value Index is market capitalization weighted and measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization.

Russell 2500™ Value Index is market capitalization weighted and measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000® Index is market capitalization weighted and measures performance of the largest U.S. companies based on total market capitalization and represents the majority of the investable U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

Standard & Poor’s 500 Index (S&P 500) is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

I-2

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	132	Bar-S Foods (meat packing company) (1981-2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).

Principal Occupation During at Least the Past 5 Years:

Private investor; Chairman, First Responder Network Authority (FirstNet) (interoperable wireless broadband network) (August 2012); and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company) (1999-2000); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	132	Hess Corporation (exploration and refining of oil and gas).

Principal Occupation During at Least the Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) (2010-2012) and The Washington Post Company (education and media organization).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (June 2012); and formerly, John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011-2012); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	107	None

Principal Occupation During at Least the Past 5 Years:

President, Staples Europe (office supplies) (October 2012); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
**Charles B. Johnson (1933) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee and Chairman of the Board	Trustee since 1988 and Chairman of the Board since 1993	132	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	50	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer—Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer—Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President— AML Compliance	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer—Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

*	We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**	Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s investment manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) 321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

SI-1

VALUE	BLEND	GROWTH	SECTOR	GLOBAL	INTERNATIONAL	HYBRID	ASSET ALLOCATION	FIXED INCOME

< GAIN FROM OUR PERSPECTIVE® >

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd.

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Fund Administrator

Franklin Templeton Services, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are not offered to the public; they are offered and sold only to: (1) insurance company separate accounts (Separate Account) to serve as the underlying investment vehicle for variable contracts; (2) certain qualified plans; and (3) other mutual funds (funds of funds).

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

©2013 Franklin Templeton Investments. All rights reserved.	VIP1 A 02/13

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $963,566 for the fiscal year ended December 31, 2012 and $924,734 for the fiscal year ended December 31, 2011.

(b)	Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4 were $0 for the fiscal year ended December 31, 2012 and $10,000 for the fiscal year ended December 31, 2011. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)	Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $2,040 for the fiscal year ended December 31, 2012 and $1,295 for the fiscal year ended December 31, 2011. The services for which these fees were paid included preparation of tax returns for foreign governments.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $9,600 for the fiscal year ended December 31, 2012 and $100,000 for the fiscal year ended December 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax and withholding tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d)	All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $12,390 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $163,268 for the fiscal year ended December 31, 2012 and $0 for the fiscal year ended December 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process and review on amortization/accretion matters.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $187,298 for the fiscal year ended December 31, 2012 and $111,295 for the fiscal year ended December 31, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A

Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.	N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a)(1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date February 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer – Finance and Administration
Date February 27, 2013

By:	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date February 27, 2013